As filed with the Securities and Exchange Commission on May 23, 2013

Registration No. 333-187570

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☒ Pre-Effective Amendment No. 1
☐ Post-Effective Amendment No.

KCAP FINANCIAL, INC.

(Exact Name of Registrant as Specified in Charter)

295 Madison Avenue, 6th Floor
New York, New York 10017
(212) 455-8300

(Address and Telephone Number of Principal Executive Offices)

Dayl W. Pearson
President and Chief Executive Officer
KCAP Financial, Inc.
295 Madison Avenue, 6th Floor
New York, New York 10017

(Name and Address of Agent for Service)

Copy to:

Harry S. Pangas, Esq.
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, DC 20004-2415
Telephone: (202) 383-0100
Facsimile: (202) 637-3593

Approximate Date of Proposed Public Offering:
From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☑

It is proposed that this filing will become effective (check appropriate box)

☐  when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price(1)		Amount of Registration Fee(7)
Common Stock, $0.01 par value per share(2)(3)
Preferred Stock, $0.01 par value per share(2)
Warrants(4)
Debt Securities(5)
Total(6)	$250,000,000	(7)	$34,100

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee. The proposed maximum offering price per security will be determined, from time to time, by the Registrant in connection with the sale by the Registrant of the securities registered under this Registration Statement.
(2)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of shares of common stock or preferred stock as may be sold, from time to time.

(3)	Includes such indeterminate number of shares of common stock as may be issued, from time to time, upon conversion or exchange of other securities registered hereunder, to the extent any such securities are, by their terms, convertible or exchangeable for common stock.
(4)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of warrants as may be sold, from time to time, representing rights to purchase common stock, preferred stock or debt securities.
(5)	Subject to Note 7 below, there is being registered hereunder an indeterminate number of debt securities as may be sold, from time to time. If any debt securities are issued at an original issue discount, then the offering price shall be in such greater principal amount as shall result in an aggregate price to investors not to exceed $250,000,000.
(6)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this Registration Statement exceed $250,000,000.
(7)	Previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Prospectus

$250,000,000

Common Stock
Preferred Stock
Warrants
Debt Securities

We are an internally managed, non-diversified closed-end investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”). We originate, structure and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. In addition to our middle market investment business, our wholly-owned portfolio companies, Katonah Debt Advisors, L.L.C., Trimaran Advisors, L.L.C., and related affiliates controlled by us (collectively, our “Asset Manager Affiliates”), manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

We may offer, from time to time in one or more offerings, up to $250,000,000 of shares of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities, which we refer to collectively as the “securities.” Our securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of such securities.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “KCAP.” On May 22, 2013, the last reported sales price on the NASDAQ Global Select Market for our common stock was $11.17 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. The net asset value per share of our common stock as of March 31, 2013 was $8.33.

Please read this prospectus and any accompanying prospectus supplement before investing and keep it for future reference. This prospectus and any accompanying prospectus supplement contain important information about us that a prospective investor should know before investing in our securities. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information is available free of charge by contacting us at 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone at (212) 455-8300, or on our website at http://www.kcapinc.com. The information on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. The SEC also maintains a website at www.sec.gov that contains such information.

Shares of closed-end investment companies such as ours frequently trade at a discount to their net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade above, at or below net asset value. In this regard, on June 21, 2013, our common stockholders will be asked to vote on a proposal to allow us to issue common stock at a price below net asset value per share until the earlier of a one year period and the 2014 annual meeting of stockholders. The proposal to be voted upon by our stockholders on June 21, 2013 does not specify a maximum discount below net asset value at which we would be able to issue our common stock. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Sales of Common Stock Below Net Asset Value” in this prospectus

Investing in our securities is speculative and involves numerous risks, including the risks associated with the use of leverage. For more information regarding these risks, please see “Risk Factors” beginning on page 15 of this prospectus.

Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of these securities or determined if either this prospectus or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is May 23, 2013.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to $250,000,000 of our securities on terms to be determined at the time of the offering. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any accompanying prospectus supplement together with the additional information described under “Risk Factors” and “Available Information” before you make an investment decision.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus or any accompanying supplement to this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus or any accompanying prospectus supplement as if we had authorized it. This prospectus and any accompanying prospectus supplement do not constitute an offer to sell or a solicitation of any offer to buy any security other than the registered securities to which they relate, nor do they constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction. The information contained in this prospectus and any accompanying prospectus supplement is accurate as of the dates on their respective covers. Our financial condition, results of operations and prospects may change subsequent to such dates. To the extent required by law, we will amend or supplement the information contained in this prospectus and any accompanying prospectus supplement to reflect any material changes to such information subsequent to the date of this prospectus and any accompanying prospectus supplement and prior to the completion of any offering pursuant to this prospectus and any accompanying prospectus supplement.

i

KCAP Financial, Inc., our logo and other trademarks of KCAP Financial, Inc., mentioned in this prospectus are the property of KCAP Financial, Inc. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

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PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus, unless the context otherwise requires, the terms the “Company,” “KCAP Financial,” “we,” “us” and “our” refer to KCAP Financial, Inc., in each case together with our wholly-owned portfolio companies Katonah Debt Advisors, L.L.C. and Trimaran Advisors, L.L.C. “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C. and related affiliates controlled by us. “Trimaran Advisors” refers to Trimaran Advisors, L.L.C. and related affiliates controlled by us.

Overview

We originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million.

In addition to our middle market investment business, Katonah Debt Advisors, L.L.C. and its asset manager affiliates (collectively, “Katonah Debt Advisors”) and Trimaran Advisors, L.L.C. (“Trimaran Advisors”, together with Katonah Debt Advisors, our “Asset Manager Affiliates”) each manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. Each of Katonah Debt Advisors and Trimaran Advisors are our wholly-owned portfolio companies, and each are registered investment advisers under the Investment Advisers Act of 1940 (the “Adviser Act”).

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of our Asset Manager Affiliates.

We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer.

We were formed in August 2006. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors and in securities issued by the CLO Funds managed by Katonah Debt Advisors and two other asset managers. On February 29, 2012, we purchased Trimaran Advisors, a CLO manager similar to Katonah Debt Advisors. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors. As of March 31, 2013, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies and have approximately $3.5 billion of par value assets under management. Katonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 16 investment professionals and 25 total staff members. Dayl W. Pearson, our President and Chief Executive Officer, and one of our directors, has been in the financial services industry for over 33 years. During the past 20 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has significant experience in overseeing the financial reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

We are an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

In addition, under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the AICPA Guide, we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”) and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

Investment Portfolio

•	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships.
•	Disciplined investment process. We employ a rigorous credit review and due diligence process which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables.
•	Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in our Asset Manager Affiliates and CLO Fund securities) is spread across 24 different industries and 54 different entities with an average balance per investment of approximately $2.8 million.
•	Significant equity ownership and alignment of incentives. Our senior management team and the senior management team of our Asset Manager Affiliates together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

Investment Securities

Through our middle market investment business, we invest in senior secured loans, mezzanine debt and, to a lesser extent, equity of middle market companies in a variety of industries. We target middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

We also may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of the CLO Funds and distressed debt or equity securities of public companies. In this regard, we typically make a minority investment in the subordinated securities or preferred stock of the CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by the CLO Funds managed by other asset management companies. The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Subject to market conditions, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

As a manager of the CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset

Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses.

The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The annual management fees our Asset Manager Affiliates receive have two components: a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

Our Asset Manager Affiliates may receive incentive fees from CLO Funds they manage provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares. Subject to market conditions, we expect to continue to make investments in CLO Funds managed by our Asset Manager Affiliates, which we believe, will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. Currently, two funds have achieved the threshold and are receiving incentive fees.

The revenue that our Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses pursuant to an overhead allocation agreement with the Company associated with their operations, including compensation of their employees, may be distributed to us. Cash distributions of our Asset Manager Affiliates’ net income are recorded as “dividends from affiliate asset managers” in our financial statements when declared.

Because we also recognize the need to have funds available for operating our business and to make investments, we seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. As a result, we may hold varying amounts of cash and other short-term investments for liquidity purposes.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Investment Portfolios

Our investment portfolio generates net investment income, which is generally used to pay principal and interest on our borrowings and to fund our dividends. Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly owned Asset Manager Affiliates. As of March 31, 2013, we also had investments in equity securities of approximately 2% of our investment portfolio.

Below are summary attributes for each of our primary investment portfolio components as of and for the year ended March 31, 2013:

Debt Securities

•	represent approximately 41% of total investment portfolio;
•	represent credit instruments issued by corporate borrowers;
•	primarily senior secured and junior secured loans (49% and 26% of debt securities, respectively);
•	spread across 24 different industries and 54 different entities;
•	average balance per investment of approximately $2.8 million;

•	all but five issuers (representing less than 1% of total investments at fair value) are current on their debt service obligations;
•	weighted average interest rate of 7.7% on income producing debt investments.

CLO Fund Securities (as of the last monthly trustee report prior to March 31, 2013 unless otherwise specified)

•	represent approximately 21% of total assets at March 31, 2013;
•	88% of CLO Fund Securities represent investments in subordinated securities or equity securities issued by CLO Funds and 12% of CLO Fund Securities are rated notes;
•	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;
•	Fifteen different CLO Fund securities; twelve of such CLO Fund securities are managed by asset manager affiliates; and
•	two CLO Fund securities, not managed by the Asset Manager Affiliates, representing a fair value of $450,000, are not currently providing a dividend payment to us.

Asset Manager Affiliates

•	represent approximately 22% of total investment portfolio;
•	have approximately $3.5 billion of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive fee provided that the CLO Fund achieves a minimum designated return on investment;
•	dividends paid by our Asset Manager Affiliates are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend and service our debt obligations;
•	for the three months ended March 31, 2013, our Asset Manager Affiliates had EBITDA of approximately $2 million; and
•	for the three months ended March 31, 2013, our Asset Manager Affiliates made distributions of approximately $3 million to us in the form of a dividend which is recognized as current earnings to us.

RISK FACTORS

Investing in us involves significant risks. The following is a summary of certain risks that you should carefully consider before investing in us. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 15.

Risks Related to Our Business and Structure

•	The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.
•	We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.
•	We operate in a highly competitive market for investment opportunities.
•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.
•	Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.
•	We may have difficulty paying our distributions to maintin RIC status if we recognize income before or without receiving cash equal to such income.
•	We may incur losses as a result of “first loss” agreements into which we or our Asset Manager Affiliates may in the future enter into in connection with warehousing credit arrangements which we may put in place prior to raising a CLO Fund and pursuant to which we would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.
•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.
•	We may experience fluctuations in our quarterly and annual operating results and credit spreads.
•	We are exposed to risks associated with changes in interest rates and spreads.
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.
•	All of the investments originated with funds drawn under our $30 million financing facility with Credit Suisse AG (the “Facility”) will be subject to security interests under Facility and if we default on our obligations thereunder, we may suffer adverse consequences, including the lender foreclosing on those investments. In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors.
•	Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.
•	Pending legislation may allow us to incur additional leverage.
•	Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies’ financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.
•	Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.
•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.
•	Our businesses may be adversely affected by litigation and regulatory proceedings.
•	A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.
•	Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.
•	Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.
•	If we do not invest a sufficient portion of our assets in “qualifying assets,” we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.
•	We will be subject to corporate-level U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.

Risks Related to Our Investments

•	Our investments may be risky, and you could lose all or part of your investment.
•	Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.
•	We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.
•	Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.
•	Defaults by our portfolio companies could harm our operating results.
•	When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.
•	Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.
•	Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.
•	Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
•	Our investments in equity securities involve a substantial degree of risk.
•	The lack of liquidity in our investments may adversely affect our business.

•	We may not receive all or a portion of the income we expect to continue to receive from our Asset Manager Affiliates.
•	We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapinc.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

We may offer, from time to time, up to $250,000,000 of our securities, on terms to be determined at the time of the offering. Our securities may be offered at prices and on terms to be disclosed in one or more prospectus supplements.

Our securities may be offered directly to one or more purchasers by us or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to any offering will disclose the terms of the offering, including the name or names of any agents or underwriters involved in the sale of our securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our securities directly or through agents, underwriters or dealers without delivery of this prospectus and a prospectus supplement describing the method and terms of the offering of our securities.

Set forth below is additional information regarding any offering of our securities:

Use of Proceeds
Unless otherwise specified in a prospectus supplement, we expect to use the net proceeds from the sale of our securities for general corporate purposes, which include investing in portfolio companies and CLO funds in accordance with our investment objective and strategies described elsewhere in this prospectus. See “Use of Proceeds.”
NASDAQ Global Select Market symbol
“KCAP”
Taxation
We have elected to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code of and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or realized capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.
Leverage
We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us.
Trading
Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.
Dividend Reinvestment Plan
We have adopted an “opt out” dividend reinvestment plan.

Certain anti-takeover measures
Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities.
Available Information
We are required to file annual, quarterly and current periodic reports, proxy statements and other information with the SEC. This information is available in the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.
Risk Factors
Your investment in our securities involves a high degree of risk and should be considered highly speculative. See “Risk Factors” in this prospectus for a discussion of factors you should carefully consider before investing in our securities.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in an offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Moreover, the information set forth below does not include any transaction costs and expenses that investors will incur in connection with an offering of our securities pursuant to this prospectus and the attached prospectus supplement for that offering. As a result, investors are urged to read the “Fees and Expenses” table contained in any corresponding prospectus supplement to fully understanding the actual transaction costs and expenses they will incur in connection with each such offering. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)
Sales Load	—	%(1)
Offering Expenses	—	%(2)
Dividend Reinvestment Plan Fees	None	(3)
Total Stockholder Transaction Expenses	—%
ANNUAL EXPENSES (as a percentage of net assets attributable to common stock)
Operating Expenses	2.51	%(3)
Interest Payments on Borrowed Funds	3.71	%(4)
Other Expenses	0.54	%(5)
Acquired Fund Fees and Expenses	2.19	%(6)
Total Annual Expenses	8.96%

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. In calculating the following expense amounts, we have assumed we would have no additional leverage and that our annual operating expenses would remain at the levels set forth in the table above, and that you would pay a sales load of 4.5% (the estimated underwriting discount to be paid by us with respect to common stock sold by us in an offering).

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$142	$321	$500	$948

(1)	In the event that our securities are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	In the event that we conduct an offering of our securities, a corresponding prospectus supplement will disclose the estimated offering expenses. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(3)	“Operating Expenses” represents an estimate of our annual operating expense. We do not have an investment advisor. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals.
(4)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments required under our outstanding indebtedness.
(5)	“Other expenses” include our overhead and administrative expenses.
(6)	Reflects the estimated annual collateral manager fees that will be indirectly incurred by us in connection with our equity investments in CLO funds during the twelve months following the date of this prospectus. Collateral manager fees are charged on the total assets of the CLO fund, including the assets acquired with borrowed funds, but are assumed to be paid by the equity holders of the CLO funds (i.e., from the residual cash flows after interest payments to the senior debt holders in the CLO funds). Therefore, these collateral manager fees (which generally range from 0.25% to 0.50% of total assets) are effectively much higher when allocated only to the equity holders of the CLO funds as we have done in the table above. In this regard, the debt tranches that we hold in any of these CLO funds are not deemed to pay any such collateral manager fees for purposes of the table set forth above. The calculation also includes the payment of incentive fees that will likely be earned by the investment manager of the CLO funds in which we hold an equity investment in the next twelve months. It is important to highlight that approximately 97% of the collateral manager and incentive fees reflected in the table above are paid to our Asset Manager Affiliates, which are wholly owned by us. Therefore, any such fees paid to our Asset Manager Affiliates will inure to the benefit of our stockholders in light of our 100% ownership of the Asset Manager Affiliates.

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

SELECTED FINANCIAL AND OTHER DATA

The following selected financial and other data for the years ended December 31, 2012, 2011, 2010, 2009, and 2008 is derived from our audited financial statements and for the three months ended March 31, 2013 and 2012 is derived from our unaudited financial statements. The data should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included in this prospectus. The historical data is not necessarily indicative of results to be expected for any future period.

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008(1)
Income Statement Data:
Interest and related portfolio income:
Interest and Dividends	8,387,258	6,536,979	$33,578,974	$23,823,588	$24,638,631	$33,497,213	$46,208,978
Fees and other income	6,573	39,561	304,882	86,057	215,233	399,338	1,653,232
Dividends from affiliate asset manager	3,000,000	825,000	4,700,000	1,910,000	4,500,000	—	1,350,000
Other Income	0	0	—	2,000,000	—	—	—
Total interest and related portfolio income	11,393,831	7,401,540	38,583,856	27,819,645	29,353,864	33,896,551	49,212,210
Expenses:
Interest and amortization of debt issuance costs	2,260,246	1,442,286	6,976,018	4,588,482	7,088,202	9,276,563	10,925,624
Compensation	909,713	947,735	3,172,814	3,907,900	3,322,895	3,222,604	3,940,638
Other	1,277,516	1,372,238	4,344,611	3,490,939	7,045,648	3,066,729	3,640,031
Total operating expenses	4,447,475	3,762,259	14,493,443	11,987,321	17,456,745	15,565,896	18,506,293
Net Investment Income	6,946,356	3,639,281	24,090,413	15,832,324	11,897,119	18,330,655	30,705,917
Realized and unrealized gains (losses) on investments:
Net realized loss	(82,937)	302,734	(3,232,975)	(18,476,608)	(17,862,984)	(15,782,121)	(575,179)
Net change in unrealized gains (losses)	349,862	(3,365,358)	5,268,341	10,293,828	(8,322,812)	31,854,736	(93,414,146)
Total net gains (losses)	266,925	(3,062,624)	2,035,366	(8,182,780)	(26,185,796)	16,072,615	(93,989,325)
Net increase (decrease) in net assets resulting from operations	7,213,281	576,657	$26,125,778	$7,649,544	$(14,288,677)	$34,403,270	$(63,283,408)
Per Share:
Earnings per common share – basic	0.25	0.02	$1.00	$0.33	$(0.63)	$1.56	$(3.09)
Earnings per common share – diluted	0.24	0.02	$0.95	$0.33	$(0.63)	$1.56	$(3.09)
Net investment income per share – basic	0.24	0.15	$0.93	$0.69	$0.53	$0.83	$1.50
Net investment income per share – diluted	0.23	0.15	$0.89	$0.69	$0.53	$0.83	$1.50
Dividends declared per common share	0.28	0.18	$0.94	$0.69	$0.68	$0.92	$1.44
Balance Sheet Data:
Investment assets at fair value	356,901,504	290,835,491	$312,044,763	$239,791,681	$191,186,296	$409,105,621	$460,509,190
Total assets	371,187,961	300,227,981	$319,260,473	$248,133,661	$279,822,686	$439,416,057	$469,156,229
Total debt outstanding	101,400,000	91,546,430	$101,400,000	$60,000,000	$86,746,582	$218,050,363	$261,691,148
Stockholders' equity	265,872,325	206,954,516	$207,875,659	$180,525,942	$186,925,667	$213,895,724	$196,566,018
Net asset value per common share	8.33	7.78	$7.85	$7.85	$8.21	$9.56	$9.03
Common shares outstanding at end of year	31,936,480	26,609,963	26,470,408	22,992,211	22,767,130	22,363,281	21,771,186
Other Data:
Investments funded(2)	40,750,000	10,845,767	123,165,150	85,541,809	11,245,300	23,482,349	109,442,643
Principal collections related to investment repayments or sales(2)	4,749,384	16,891,852	104,556,500	81,681,314	223,103,170	84,503,183	72,345,600
Number of portfolio investments at year end(2)	92	97	88	68	58	124	149
Weighted average yield of income producing debt investments(3)	7.7%	7.6%	7.5%	8.4%	8.6%	6.5%	7.0%

(1)	Certain prior year amounts have been reclassified to conform to current year presentation.
(2)	Does not include investments in time deposits or money markets.
(3)	Weighted average yield of income producing debt investments is calculated as the average yield to par outstanding balances for investments in loans, bonds, and mezzanine debt. The yields on CLO equities and investment in our wholly-owned portfolio managers, Katonah Debt Advisors and Trimaran, are excluded.

RISK FACTORS

Investing in our securities involves a high degree of risk. Before you invest in our securities, you should be aware of various significant risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus and any accompanying prospectus supplement, before you decide whether to make an investment in our securities. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, you could lose all or part of your investment.

Risks Related to Our Business and Structure

The downgrade of the U.S. credit rating and the economic crisis in Europe could negatively impact our liquidity, financial condition and earnings.

Recent U.S. debt ceiling and budget deficit concerns together with signs of deteriorating sovereign debt conditions in Europe, have increased the possibility of additional credit-rating downgrades and economic slowdowns, or a recession in the U.S. Although U.S. lawmakers passed legislation to raise the federal debt ceiling, Standard & Poor’s Ratings Services lowered its long-term sovereign credit rating on the United States from “AAA” to “AA+” in August 2011. The impact of this or any further downgrades to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect the U.S. and global financial markets and economic conditions. Further, Moody’s has warned that it may downgrade the U.S. government’s rating if the federal debt is not stabilized. Absent further quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms. Continued adverse economic conditions could have a material adverse effect on our business, financial condition and results of operations.

We are dependent upon our senior management for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success depends on the continued service of our senior management team. The departure of any of the members of our senior management or a significant number of our senior personnel could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we plan to make in prospective portfolio companies. We compete with other BDCs, as well as a large number of investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio investments if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective depends on our senior management team’s ability to identify, evaluate and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we need to continue to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot provide assurance that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Our business model depends to a significant extent upon strong referral relationships, and our inability to maintain or develop these relationships, as well as the failure of these relationships to generate investment opportunities, could adversely affect our business.

We expect that members of our senior management team will maintain their relationships with intermediaries, financial institutions, investment bankers, commercial bankers, financial advisors, attorneys, accountants, consultants and other individuals within their networks, and we will rely to a significant extent upon these relationships to provide us with potential investment opportunities. If our senior management team fails to maintain its existing relationships or develop new relationships with sources of investment opportunities, we will not be able to grow our investment portfolio. In addition, individuals with whom members of our senior management team have relationships are not obligated to provide us with investment opportunities, and, therefore, there is no assurance that such relationships will generate investment opportunities for us.

We may have difficulty paying distributions required to maintain our RIC status if we recognize income before or without receiving cash equal to such income.

In accordance with the Code, we include in income certain amounts that we have not yet received in cash, such as contracted non-cash PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. The increases in loan balances as a result of contracted non-cash PIK arrangements are included in income for the period in which such non-cash PIK interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments generally are valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants is allocated to the warrants that we receive. This generally results in the associated debt investment having “original issue discount” for tax purposes, which we must recognize as ordinary income as it accrues. This increases the amounts we are required to distribute to maintain our qualification for tax treatment as a RIC. Because such original issue discount income might exceed the amount of cash received in a given year with respect to such investment, we might need to obtain cash from other sources to satisfy such distribution requirements. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to annually distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to meet these distribution requirements, we will not maintain our qualification for tax treatment as a RIC. Accordingly, we may have to sell some of our assets, raise additional debt or equity securities or reduce new investment originations to meet these distribution requirements. See “Material United States Federal Income Tax Considerations.”

We may incur losses as a result of “first loss” agreements into which we or our Asset Manager Affiliates may in the future enter into in connection with warehousing credit arrangements which we may put in place prior to raising a CLO Fund and pursuant to which we would typically agree to reimburse credit providers for a portion of losses (if any) on warehouse investments.

We and our Asset Manager Affiliates have in the past entered, and may in the future enter, into “first loss” agreements in connection with warehouse credit lines to be established by our Asset Manager Affiliates to fund the initial accumulation of loan investments for future CLO Funds that our Asset Manager Affiliates will manage. Such agreements (referred to as “first loss agreements” or “first loss obligations”) frequently relate to (i) losses as a result of individual loan investments being ineligible for purchase by the CLO Fund (typically due to a payment default on such loan) when such fund formation is completed or (ii) if the CLO Fund has not been completed before the expiration of the warehouse credit line, the loss (if any, and net of any accumulated interest income) on the resale of such loans funded by the warehouse credit line. As a result, we may incur losses if loans and debt obligations that had been purchased in the warehouse facility become ineligible for inclusion in the CLO Fund or if a planned CLO Fund does not close.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available to make distributions.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized losses. An unrealized loss in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available to pay you dividends and could cause you to lose all or part of your investment.

We may experience fluctuations in our quarterly and annual operating results and credit spreads.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, our level of expenses, variations in and timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We are exposed to risks associated with changes in interest rates and spreads.

Changes in interest rates may have a substantial negative impact on our investments, the value of our securities and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds, and also could increase our interest expense, thereby decreasing our net income. An increase in interest rates due to an increase in credit spreads, regardless of general interest rate fluctuations, could also negatively impact the value of any investments we hold in our portfolio.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. We have issued senior securities, and in the future may borrow from, or issue additional senior securities (such as preferred or convertible securities or debt securities) to, banks and other lenders and investors. Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. Lenders and holders of such senior securities would have fixed dollar claims on our assets that are superior to the claims of our common stockholders. Leverage is generally considered a speculative investment technique. Any increase in our income in excess of interest payable on our outstanding indebtedness would cause our net income to increase more than it would have had we not incurred leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not incurred leverage. Such a decline could negatively affect our ability to make distributions. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage. There can be no assurance that our leveraging strategy will be successful.

As of March 31, 2013, we had $101.4 million of indebtedness outstanding which had a weighted average interest cost of 8.2%. We may incur additional indebtedness in the future, although there can be no assurance that we will be successful in doing so.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)
(net of expenses)

	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(17.1)%	(10.1)%	(3.1)%	3.9%	10.8%

(1)	Assumes $371 million in total assets, $101.4 million in debt outstanding, $265.9 million in net assets, and an average cost of funds of 8.2%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our March 31, 2013 net assets of at least 3.1%.

Our outstanding indebtedness imposes, and additional debt we may incur in the future will likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC. A failure to add new debt facilities or issue additional debt securities or other evidences of indebtedness in lieu of or in addition to existing indebtedness could have a material adverse effect on our business, financial condition or results of operations.

All of the investments originated with funds drawn under the Facility will be subject to security interests under the Facility and if we default on our obligations thereunder, we may suffer adverse consequences, including the lender foreclosing on those investments. In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors.

All of the investments originated with funds drawn under the Facility will be subject to security interests under the Facility. If we default on our obligations under the Facility, the lender may have the right to foreclose upon and sell, or otherwise transfer, the collateral subject to its security interests. In such event, we may be forced to sell our investments to raise funds to repay our outstanding borrowings in order to avoid foreclosure and these forced sales may be at times and at prices we would not consider advantageous. In connection with any such foreclosure and our subsequent liquidation, the lender would receive proceeds therefrom before the holders of our common stock and, as a result, the holders of our common stock may not receive any proceeds upon the liquidation of these investments. If the lender exercises its right to sell the assets pledged under the Facility, such sales may be completed at distressed sale prices, thereby diminishing or potentially eliminating the amount of cash available to us after repayment of the amounts outstanding under the Facility.

In addition, we have pledged and granted a security interest to the lender under the Facility in our right, title and interest in, to and under the senior management fees and subordinated management fees paid to us by certain CLO Funds managed by Trimaran Advisors. If we default on our obligations under the Facility, the lender (and not us) would be entitled to receive such fees from Trimaran Advisors, which could impair our financial condition and operating results.

Our indebtedness could adversely affect our financial health and our ability to respond to changes in our business.

With certain limited exceptions, we are only allowed to borrow amounts or issue senior securities such that our asset coverage, as defined in the 1940 Act, is at least 200% immediately after such borrowing or issuance. As of March 31, 2013, our asset coverage ratio was 362%. The amount of leverage that we employ in the future will depend on our management’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. As a result of the level of our leverage:

•	our exposure to risk of loss is greater if we incur debt or issue senior securities to finance investments because a decrease in the value of our investments has a greater negative impact on our returns and, therefore, the value of our business if we did not use leverage;
•	the decrease in our asset coverage ratio resulting from increased leverage and the covenants contained in documents governing our indebtedness (which may impose asset coverage or investment portfolio composition requirements that are more stringent than those imposed by the 1940 Act) limit our flexibility in planning for, or reacting to, changes in our business and industry, as a result of which we could be required to liquidate investments at an inopportune time;
•	we are required to dedicate a portion of our cash flow to interest payments, limiting the availability of cash for dividends and other purposes; and
•	our ability to obtain additional financing in the future may be impaired.

We cannot be sure that our leverage will not have a material adverse effect on us. In addition, we cannot be sure that additional financing will be available when required or, if available, will be on terms satisfactory to us. Further, even if we are able to obtain additional financing, we may be required to use some or all of the proceeds thereof to repay our outstanding indebtedness.

Pending legislation may allow us to incur additional leverage.

As a business development company under the 1940 Act, we are generally not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that business development companies may incur by modifying the percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment in our securities may increase.

Deterioration in the economy and financial markets increases the likelihood of adverse effects on our financial position and results of operations. Such economic adversity could impair our portfolio companies' financial positions and operating results and affect the industries in which we invest, which could, in turn, harm our operating results.

The broader economic fundamentals of the United States economy remain uncertain. Unemployment levels remain elevated and other economic fundamentals remain depressed. In the event that the United States economic performance contracts, it is likely that the financial results of middle market companies, like those in which we invest, could experience deterioration or limited growth, which could ultimately lead to difficulty in meeting their debt service requirements and an increase in defaults. Consequently, we can provide no assurance that the performance of certain of our portfolio companies will not be negatively impacted by economic or other conditions, which could also have a negative impact on our future results.

Although we have been able to secure access to additional liquidity, including the potential for volatility in the debt and equity capital markets provides no assurance that debt or equity capital will be available to us in the future on favorable terms, or at all.

Because we intend to continue to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to continue to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, in order to incur new debt, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%, as measured immediately after issuance of such security. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to issue additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of such borrowings. If additional funds are not available to us, we could be forced to continue to curtail or cease new lending and investment activities.

We may from time to time expand our business through acquisitions, which could disrupt our business and harm our financial condition.

We may pursue potential acquisitions of, and investments in, businesses complementary to our business and from time to time engage in discussions regarding such possible acquisitions. For example, in February 2012, we completed the acquisition of Trimaran Advisors. Such acquisition and any other acquisitions we may undertake involve a number of risks, including:

•	failure of the acquired businesses to achieve the results we expect;
•	substantial cash expenditures;
•	diversion of capital and management attention from operational matters;
•	our inability to retain key personnel of the acquired businesses;
•	incurrence of debt and contingent liabilities and risks associated with unanticipated events or liabilities; and
•	the potential disruption and strain on our existing business and resources that could result from our planned growth and continuing integration of our acquisitions.

If we fail to properly evaluate acquisitions or investments, we may not achieve the anticipated benefits of such acquisitions, we may incur costs in excess of what we anticipate, and management resources and attention may be diverted from other necessary or valuable activities. Any acquisition, including the Trimaran Advisors acquisition, may not result in short-term or long-term benefits to us. If we are unable to integrate or successfully manage any business that we acquire, we may not realize anticipated cost savings, improved efficiencies or revenue growth, which may result in reduced profitability or operating losses.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business and operating results. Nevertheless, the effects may adversely affect our business and they could negatively impact our ability to pay you dividends and could cause you to lose all or part of your investment.

Our businesses may be adversely affected by litigation and regulatory proceedings.

From time to time, we may be subject to legal actions as well as various regulatory, governmental and law enforcement inquiries, investigations and subpoenas. In any such claims or actions, demands for substantial monetary damages may be asserted against us and may result in financial liability or an adverse effect on our reputation among investors. We may be unable to accurately estimate our exposure to litigation risk when we record balance sheet reserves for probable loss contingencies. As a result, any reserves we establish to cover any settlements or judgments may not be sufficient to cover our actual financial exposure, which may have a material impact on our results of operations or financial condition. In regulatory enforcement matters, claims for disgorgement, the imposition of penalties and the imposition of other remedial sanctions are possible.

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage and issue our securities.

Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.

Our business requires a substantial amount of additional capital. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% immediately after such issuance or incurrence. With respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. If the value of our assets declines, we may be unable to satisfy the asset coverage test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous. Furthermore, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

If in the future we issue debt or preferred stock, all of the costs of offering and servicing such debt or preferred stock, including interest or preferential dividend payments thereon, will be borne by our common stockholders. The interests of the holders of any debt or preferred stock we may issue will not necessarily be aligned with the interests of our common stockholders. In particular, the rights of holders of our debt or preferred stock to receive interest, dividends or principal repayment will be senior to those of our common stockholders. Also, in the event we issue preferred stock, the holders of such preferred stock will have the ability to elect two members of our board of directors. In addition, we may grant a lender a security interest in a significant portion or all of our assets, even if the total amount we may borrow from such lender is less than the amount of such lender’s security interest in our assets. In no event, however, will any lender to us have any veto power over, or any vote with respect to, any change in our, or approval of any new, investment objective or investment policies or strategies described in this prospectus.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our board of directors determines that such sale is in the best interests of KCAP Financial and its stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We are also generally prohibited under the 1940 Act from issuing securities convertible into voting securities without obtaining the approval of our existing stockholders. In addition to issuing securities to raise capital as described above, we may securitize a portion of the loans we may obtain to generate cash for funding new investments. If we are unable to successfully securitize our loan portfolio our ability to grow our business and fully execute our business strategy and our earnings (if any) may be adversely affected. Moreover, even successful securitization of our loan portfolio might expose us to losses, as the residual loans in which we do not sell interests tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business and the business of our Asset Manager Affiliates, or changes in the interpretations thereof, and any failure by us or our Asset Manager Affiliates to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, registered investment advisers (such as our Asset Manager Affiliates), RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. In addition, as registered investment advisers, the Asset Manager Affiliates are subject to new and existing regulations, regulatory risks, costs and expenses associated with operating as registered investment advisers that may limit their ability to operate, structure or expand their businesses in the future. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

If we do not invest a sufficient portion of our assets in “qualifying assets,” we could be precluded from investing according to our current business strategy.

As a BDC, we may not acquire any assets other than “qualifying assets” for purposes of the 1940 Act unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are “qualifying assets.” See “Regulation”.

We believe that most of the senior loans and mezzanine investments that we acquire constitute “qualifying assets.” However, investments in the securities of CLO Funds generally do not constitute “qualifying assets,” and we may invest in other assets that are not “qualifying assets.” If we do not invest a sufficient portion of our assets in “qualifying assets,” we may be precluded from investing in what we believe are attractive investments or could lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. These restrictions could also prevent us from making investments in the equity securities of CLO Funds, which could limit our Asset Manager Affiliates’ ability to organize new CLO Funds. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position).

In addition, we have received certain exemptive relief from the SEC relating to our status as a BDC and our ability to own securities issued by or any other interest in the business of a person who is a registered investment company. The conditions of such exemptive relief may limit our ability or the ability of our Asset Manager Affiliates, each a registered investment adviser, to operate, structure or expand their businesses in the future.

We will be subject to corporate-level U.S. federal income taxes if we are unable to qualify as a RIC under Subchapter M of the Code.

To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements:

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and are (and may in the future become) subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income taxes.
•	The source income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. To satisfy this requirement, at least 50% of the value of our assets must consist of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other acceptable securities; and no more than 25% of the value of our assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” If we do not satisfy the diversification requirements as of the end of any quarter, we will not lose our status as RIC provided that (i) we satisfied the requirements in a prior quarter and (ii) our failure to satisfy the requirements in the current quarter is not due in whole or in part to an acquisition of any security or other property.

Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Moreover, if we fail to maintain RIC tax treatment for any reason and are subject to corporate-level U.S. federal income taxes, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and on our stockholders.

Risks Related to Our Investments

Our investments may be risky, and you could lose all or part of your investment.

We invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Secured Loans.  When we extend secured term loans, we generally take a security interest (either as a first lien position or as a second lien position) in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to assist in mitigating the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to exercise our remedies.

Mezzanine Debt.  Our mezzanine debt investments generally are subordinated to senior loans and generally are unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt is subject to greater fluctuations in value based on changes in interest rates and such debt could subject us to phantom income. Since we generally do not receive any cash prior to maturity of the debt, the investment is of greater risk.

Equity Investments.  We have made and expect to make selected equity investments. In addition, when we invest in senior secured loans or mezzanine debt, we may acquire warrants in the equity of the portfolio company. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies.  Investments in middle market companies also involve a number of significant risks, including:

•	limited financial resources and inability to meet their obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing the value of any guarantees we may have obtained in connection with our investment;
•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	less predictable operating results, being parties to litigation from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence and requiring substantial additional capital expenditures to support their operations, finance expansion or maintain their competitive position;
•	difficulty accessing the capital markets to meet future capital needs; and
•	generally less publicly available information about their businesses, operations and financial condition.

Our portfolio investments for which there is no readily available market, including our investment in our Asset Manager Affiliates and our investments in CLO Funds, are recorded at fair value as determined in good faith by our Board of Directors. As a result, there is uncertainty as to the value of these investments.

Our investments consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee, which uses its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority to determine the appropriate valuation for each investment. From time to time, our Board of Directors has used the services of an independent valuation firm to aid it in determining fair value, including in the case of our investments in CLO Funds and in our Asset Manager Affiliates. Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process. In addition to such third-party input, the types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our illiquid investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers, which subjects us to a risk of significant loss if any of these issuers defaults on its obligations under any of its debt instruments or as a result of a downturn in the particular industry.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, and therefore we may invest a significant portion of our assets in a relatively small number of issuers in a limited number of industries. As of March 31, 2013, our largest investment, our 100% equity interest in our Asset Manager Affiliates, equaled approximately 21.6% of the fair value of our total assets. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, relatively few industries may become significantly represented among our investments. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer, changes in fair value over time or a downturn in any particular industry. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Economic recessions or downturns could negatively impact our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, which generally is the case, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

Most of our investments are either debt or minority equity investments in our portfolio companies. Therefore, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we generally are not in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could negatively impact our operating results.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. Consequently, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equal with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies are permitted to have other debt that ranks equal with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equal with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender's consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we are requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

Our investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities, including warrants. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment depends on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We invest in securities issued by private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may not receive all or a portion of the income we expect to continue to receive from our Asset Manager Affiliates.

We expect to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of our Asset Manager Affiliates. However, the existing asset management agreements pursuant to which our Asset Manager Affiliates receive such fee income from the CLO Funds for which they serve as managers may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CLO Funds and the holders of a majority of the subordinated securities issued by such CLO Funds. “Cause” is defined in the asset management agreements to include a material breach by our Asset Manager Affiliates of the indenture governing the applicable CLO Fund, breaches by our Asset Manager Affiliates of certain specified provisions of the indenture, material breaches of representations or warranties made by our Asset Manager Affiliates, bankruptcy or insolvency of our Asset Manager Affiliates, fraud or criminal activity on the part of our Asset Manager Affiliates or an event of default under the indenture governing the CLO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to our Asset Manager Affiliates under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CLO Funds. If the asset management agreements are terminated or the CLO Funds do not generate enough income or otherwise have insufficient residual cash flow due to diversion of cash as a result of the failure by the CLO Funds to satisfy certain restrictive covenants contained in their indenture agreements to pay the subordinated management fees, we will not receive the fee income that we expect to continue to receive from our Asset Manager Affiliates, which will reduce income available to make distributions to our stockholders. At March 31, 2013, our Asset Manager Affiliates were receiving all (senior and subordinate) management fees payable by the CLO Funds managed by them.

We may not receive any return on our investment in the CLO Funds in which we have invested and we may be unable to raise additional CLO Funds.

As of March 31, 2013, we had $78.3 million at fair value invested in the subordinated securities or preferred shares issued by the CLO Funds managed by our Asset Manager Affiliates and certain other third party asset managers. Subject to market conditions and legal requirements applicable to us under the 1940 Act, we expect to continue to acquire subordinated securities in the future in CLO Funds managed by our Asset Manager Affiliates and/or third party managers. These subordinated securities are the most junior class of securities issued by the CLO Funds and are subordinated in priority of payment to every other class of securities issued by these CLO Funds. Therefore, they only receive cash distributions if the CLO Funds have made all cash interest payments to all other debt securities issued by the CLO Fund. The subordinated securities are also unsecured and rank behind all of the secured creditors, known or unknown, of the CLO Fund, including the holders of the senior securities issued by the CLO Fund. Consequently, to the extent that the value of a CLO Fund’s loan investments has been reduced as a result of conditions in the credit markets, or as a result of default loans or individual fund assets, the value of the subordinated securities at their redemption could be reduced. Additionally, we may not be able to continue to complete new CLO Funds due to prevailing CLO market conditions or other factors.

Risks Related to Our Securities

There is a risk that investors in our shares of common stock may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC and a covenant that we agreed to in connection with the issuance of our 7.375% unsecured notes due 2019 (the “Notes”), we are limited in our ability to make distributions in certain circumstances. In this regard, we agreed in connection with our issuance of the Notes that for the period of time during which the Notes are outstanding, we will not violate (regardless of whether we are subject to) Section 18(a)(1)(B) as modified by Section 61(a)(1) of the 1940 Act. These provisions generally prohibit us from declaring any cash dividend or distribution upon our common stock, or purchasing any such common stock if our asset coverage, as defined in the 1940 Act, is below 200% at the time of the declaration of the dividend or distribution or the purchase and after deducting the amount of such dividend, distribution or purchase. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. See “Price Range of Common Stock and Distributions.”

Investing in shares of our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our securities may not be suitable for investors with lower risk tolerance.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value, and we cannot assure you that the market price of our common stock will not decline following an offering.

We cannot predict the price at which our common stock will trade. Shares of closed-end investment companies frequently trade at a discount to their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in an offer soon after the offer. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

We may allocate the net proceeds from an offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of an offering and may use the net proceeds from an offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering. In addition, we can provide you with no assurance that by increasing the size of our available equity capital our expense ratio or debt ratio will be lowered.

Our share price may be volatile and may fluctuate substantially.

The trading price of our common stock following an offering may fluctuate substantially. The price of the common stock that will prevail in the market after an offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	our inability to deploy or invest our capital;
•	fluctuations in interest rates;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	operating performance of companies comparable to us;
•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;
•	inability to maintain our qualification as a RIC for U.S. federal income tax purposes;
•	changes in earnings or variations in operating results;
•	changes in the value of our portfolio;
•	general economic conditions and trends; and
•	departure of key personnel.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At a special meeting of stockholders to be held on June 21, 2013, our stockholders will be asked to approve a proposal to allow us to sell an unlimited number of shares of our common stock at any level of discount from net asset value per until the earlier of June 21, 2014 and our 2014 annual meeting of stockholders in accordance with the exception described above in “Risk Factors — Risks Related to Our Business and Structure — Regulations governing our operation as a BDC affect our ability to, and the way in which we, raise additional capital.” The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. See “Sales of Common Stock Below Net Asset Value.”

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Our Capital Stock.”

If we issue preferred stock, the net asset value and market value of our common stock may become more volatile.

We cannot assure you that the issuance of preferred stock would result in a higher yield or return to the holders of the common stock. The issuance of preferred stock would likely cause the net asset value and market value of the common stock to become more volatile. If the dividend rate on the preferred stock were to approach the net rate of return on our investment portfolio, the benefit of leverage to the holders of the common stock would be reduced. If the dividend rate on the preferred stock were to exceed the net rate of return on our portfolio, the leverage would result in a lower rate of return to the holders of common stock than if we had not issued preferred stock. Any decline in the net asset value of our investments would be borne entirely by the holders of common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of common stock than if we were not leveraged through the issuance of preferred stock. This greater net asset value decrease would also tend to cause a greater decline in the market price for the common stock. We might be in danger of failing to maintain the required asset coverage of the preferred stock or of losing our ratings on the preferred stock or, in an extreme case, our current investment income might not be sufficient to meet the dividend requirements on the preferred stock. In order to counteract such an event, we might need to liquidate investments in order to fund a redemption of some or all of the preferred stock. In addition, we would pay (and the holders of common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, including higher advisory fees if our total return exceeds the dividend rate on the preferred stock. Holders of preferred stock may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.

Stockholders may incur dilution if we issue securities to subscribe to, convert to or purchase shares of our common stock.

The 1940 Act prohibits us from selling shares of our common stock at a price below the current net asset value per share of such stock with certain exceptions. One such exception is prior stockholder approval of issuances of securities to subscribe to, convert to or purchase shares of our common stock even if the subscription, conversion or purchase price per share of our common stock is below the net asset value per share of our common stock at the time of any such subscription, conversion or purchase. Any decision to sell securities to subscribe to, convert to, or purchase shares of our common stock will be subject to the determination by our board of directors that such issuance is in our and our stockholders’ best interests. If we issue securities to subscribe to, convert to or purchase shares of common stock, the exercise or conversion of such securities would increase the number of outstanding shares of our common stock. Any such exercise or conversion would be dilutive on the voting power of existing stockholders, and could be dilutive with regard to dividends and our net asset value, and other economic aspects of the common stock.

Because the number of shares of common stock that could be so issued and the timing of any issuance is not currently known, the actual dilutive effect cannot be predicted; however, the table below illustrates the impact on the net asset value per common share of a business development company that would be experienced upon the exercise of a warrant to acquire shares of common stock of the business development company.

Example of Impact of Exercise of Warrant to Acquire Common Stock on Net Asset Value Per Share

The example assumes that the business development company has 1,000,000 shares of common stock outstanding, $15,000,000 in total assets and $5,000,000 in total liabilities at the time of the exercise of the warrant. As a result, the net asset value and net asset value per common share of the business development company are $10,000,000 and $10.00, respectively.

Further, the example assumes that the warrant permits the holder thereof to acquire 250,000 common shares under the following five different scenarios: (i) with an exercise price equal to a 10% premium to the business development company’s net asset value per share at the time of exercise, or $11.00 per share, (ii) with an exercise price equal to the business development company’s net asset value per share at the time of exercise, or $10.00 per share, (iii) with an exercise price equal to a 10% discount to the business development company’s net asset value per share at the time of exercise, or $9.00 per share, (iv) with an exercise price equal to a 50% discount to the business development company’s net asset value per share at the time of the exercise, or $5.00 per share and (v) with an exercise price equal to a 90% discount to the business development company’s net asset value per share at the time of exercise, or $1.00 per share.

Warrant Exercise Price	Net Asset Value Per Share Prior To Exercise	Net Asset Value Per Share After Exercise
10% premium to net asset value per common share	$10.00	$10.20
Net asset value per common share	$10.00	$10.00
10% discount to net asset value per common share	$10.00	$9.80
50% discount to net asset value per common share	$10.00	$9.00
90% discount to net asset value per common share	$10.00	$8.20

Although have we chosen to demonstrate the impact on the net asset value per common share of a business development company that would be experienced by existing stockholders of the business development company upon the exercise of a warrant to acquire shares of common stock of the business development company, the results noted above would be similar in connection with the exercise or conversion of other securities exercisable or convertible into shares of the business development company’s common stock. In addition, the example does not take into account the impact of other securities that may be issued in connection with the issuance of exercisable or convertible securities (e.g., the issuance of shares of common stock in conjunction with the issuance of warrants to acquire shares of common stock).

Risks Related to Our Convertible Notes

Our stockholders may experience dilution upon the conversion of our convertible notes.

Our convertible notes are convertible into shares of our common stock at any time prior to the close of business on the business day immediately preceding March 15, 2016. Upon conversion, we must deliver shares of our common stock. The conversion rate of our convertible notes was initially 118.5255, and is currently, 122.5638 shares of our common stock per $1,000 principal amount of our convertible notes (equivalent to an initial conversion price of approximately $8.437 per share, and a current conversion price of approximately $8.159 per share of common stock), subject to adjustment in certain circumstances. Based on the current conversion rate, the maximum number of shares of common stock that would be issued upon conversion of the $60 million convertible debt currently outstanding is 7,353,829. If we deliver shares of common stock upon a conversion at the time our net asset value per share exceeds the conversion price in effect at such time, our stockholders may incur dilution. In addition, our stockholders will experience dilution in their ownership percentage of our common stock upon our issuance of common stock in connection with the conversion of our convertible notes and any dividends paid on our common stock will also be paid on shares issued in connection with such conversion after such issuance. The shares of common stock issued upon a conversion are not subject to registration rights.

We may not have, or have the ability to raise, the funds necessary to repurchase our convertible notes upon a fundamental change, and our debt may contain limitations on our ability to deliver shares of our common stock upon conversion or pay cash upon repurchase of our convertible notes.

Holders of our convertible notes will have the right to require us to repurchase their notes upon the occurrence of certain significant corporate events involving us, including if our common stock ceases to trade on any national securities exchange or we consolidate or merge into another entity in certain circumstances, at a repurchase price equal to 100% of their principal amount, plus accrued and unpaid interest, if any. We refer to such a corporate event as a “fundamental change.” However, we may not have enough available cash or be able to obtain financing at the time we are required to make repurchases of convertible notes surrendered therefor. In addition, our ability to repurchase our convertible notes or deliver shares of our common stock upon conversions of the convertible notes may be limited by law, by regulatory authority or by agreements governing our indebtedness, including our credit facilities. In this regard, the Credit Suisse facility prohibits us from repurchasing our convertible notes in certain circumstances upon the occurrence of a fundamental change. Our failure to repurchase the notes at a time when the repurchase is required by the indenture relating to the convertible notes or to deliver any shares of our common stock deliverable on future conversions of the convertible notes as required by the indenture would constitute a default under the indenture. A default under the indenture or the occurrence of a fundamental change itself could also lead to a default under agreements governing our indebtedness. If the repayment of the related indebtedness were to be accelerated after any applicable notice or grace periods, we may not have sufficient funds to repay the indebtedness and repurchase our convertible notes.

Provisions of our convertible notes could discourage an acquisition of us by a third party.

Certain provisions of our convertible notes could make it more difficult or more expensive for a third party to acquire us. Upon the occurrence of a fundamental change, the holders of our convertible notes will have the right, at their option, to require us to repurchase all or a portion of their convertible notes, plus accrued and unpaid interest. We may also be required to increase the conversion rate of the convertible notes in certain other circumstances, including in the event of certain fundamental changes. These provisions could discourage an acquisition of us by a third party.

The accounting for convertible debt securities is complex and subject to uncertainty.

The accounting for convertible debt securities is complex and subject to frequent scrutiny by the accounting regulatory bodies and is subject to change. The issuance of our convertible notes reduced our earnings per share on a fully diluted basis in prior periods, and, to the extent such notes remain outstanding, may continue to have such an effect on our earnings per share on a fully diluted basis. Further, we cannot predict if or when changes in the accounting for convertible debt securities could be made and whether any such change could have an adverse impact on our reported or future financial results. Any such impacts could adversely affect the price or value of our securities.

FORWARD-LOOKING STATEMENTS

This prospectus includes forward-looking statements. The matters discussed in this prospectus, as well as in future oral and written statements by management of the Company that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to acquire or originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;
•	our business prospects and the prospects of our existing and prospective portfolio companies;
•	the return or impact of current and future investments;
•	our contractual arrangements and other relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the financial condition and ability of our existing and prospective portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	our regulatory structure and tax treatment;
•	our ability to operate as a BDC and a RIC, including the impact of changes in laws or regulations governing our operations, the operations of the Asset Manager Affiliates or the operations of our portfolio companies;
•	the adequacy of our cash resources and working capital;
•	the timing of cash flows, if any, from the operations of our portfolio companies, including our Asset Manager Affiliates;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the valuation of our investments in portfolio companies, particularly those having no liquid trading market;
•	our ability to recover unrealized losses; and
•	market conditions and our ability to access additional capital.

There are a number of important risks and uncertainties that could cause our actual results to differ materially from those indicated by such forward-looking statements. For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

USE OF PROCEEDS

We intend to use substantially all of the net proceeds from selling our securities for general corporate purposes, which includes investing in portfolio companies and CLO funds in accordance with our investment objective and strategies described elsewhere in this prospectus. The supplement to this prospectus relating to an offering will more fully identify the use of proceeds from such an offering.

We anticipate that substantially all of the net proceeds from any offering of our securities will be used as described above within six to twelve months. Pending such use, we intend to invest the net proceeds of an offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment. These securities may earn yields substantially lower than the income that we anticipate receiving once we are fully invested in accordance with our investment objective. See “Regulation —  Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” We completed the initial public offering of our common stock in December 2006 at an initial public offering price of $15.00 per share. Prior to such initial public offering, there was no public market for our common stock. On May 15, 2013, the last reported closing price of our stock was $11.19 per share. As of May 15, 2013, we had 16 stockholders of record.

The following table sets forth the range of high and low closing prices of our common stock as reported on The NASDAQ Global Select Market and other information relating to our common stock for each fiscal quarter during the last three most recently completed fiscal years and the current fiscal year to date. The stock quotations are inter-dealer quotations and do not include markups, markdowns or commissions and as such do not necessarily represent actual transactions.

	NAV(1)	Price Range		Discount of High Sales Price to NAV		Discount of Low Sales Price to NAV
		High	Low
2010
First quarter (January 1, 2010 through March 31, 2010)	$9.62	$5.71	$3.79	(40.6)%		(60.6)%
Second quarter (April 1, 2010 through June 30, 2010)	$9.20	$5.88	$4.43	(36.1)%		(51.9)%
Third quarter (July 1, 2010 through September 30, 2010)	$8.84	$6.69	$4.55	(24.3)%		(48.5)%
Fourth quarter (October 1, 2010 through December 31, 2010)	$8.21	$7.10	$6.34	(13.5)%		(22.8)%
2011
First quarter (January 1, 2011 through March 31, 2011)	$8.64	$8.58	$6.70	(0.7)%		(22.5)%
Second quarter (April 1, 2011 through June 30, 2011)	$8.52	$8.16	$7.12	(4.2)%		(16.4)%
Third quarter (July 1, 2011 through September 30, 2011)	$8.29	$8.26	$5.33	(0.36)%		(35.7)%
Fourth quarter (October 1, 2011 through December 31, 2011)	$7.85	$6.85	$5.65	(12.7)%		(28.0)%
2012
First quarter (January 1, 2012 through March 31, 2012)	$7.78	$7.34	$6.35	(5.7)%		(18.4)%
Second quarter (April 1, 2012 through June 30, 2012)	$7.66	$7.26	$5.58	(5.2)%		(27.2)%
Third quarter (July 1, 2012 through September 30, 2012)	$7.82	$9.36	$7.27	19.7	%(2)	(7.0)%
Fourth quarter (October 1, 2012 through December 31, 2012)	$7.85	$9.67	$7.40	23.2	%(2)	(5.7)%
2013
First quarter (January 1, 2013 through March 31, 2013)	$8.33	$10.89	$9.41	30.7	%(2)	13.0	%(2)
Second quarter (April 1, 2013 through May 22, 2013)	*	$11.21	$9.72	*		*

*	Not determinable at the time of the filing.
(1)	Net asset value, or “NAV,” per share is generally determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices. The net asset value shown is based on the number of shares outstanding at the end of the applicable period.
(2)	Represents a premium to NAV.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease.

Our dividends, if any, are determined by our Board of Directors. We have elected to be treated for federal income tax purposes as a RIC under Subchapter M of the Code and intend to operate in a manner to maintain our qualification as a RIC. As long as we maintain our qualification as a RIC, we will not be taxed on our net ordinary income or realized net capital gains, to the extent that such taxable income or gains are distributed, or deemed to be distributed, to stockholders on a timely basis. We intend to distribute to our stockholders substantially all our net taxable income and realized net capital gains (if any).

We intend to continue to distribute quarterly dividends to our stockholders. To maintain RIC tax treatment, we must, among other things, timely distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our net ordinary income for the calendar year;
•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

However, depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay the 4% excise tax on such income. Any such carryover taxable income must be distributed through a dividend declared prior to filing the final tax return related to the year which generated such taxable income. We will not be subject to excise taxes on amounts on which we are required to pay U.S. federal income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). We may in the future retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your U.S. federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Material United States Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

The following table sets forth the quarterly dividends declared by us since January 1, 2010:

	Dividend	Declaration Date	Record Date	Payment Date
2013:
First quarter	$0.28	3/15/2013	4/5/2013	4/26/2013
2012:
Fourth quarter	$0.28	12/17/2012	12/28/2012	1/28/2013
Third quarter	0.24	9/17/2012	10/10/2012	10/29/2012
Second quarter	0.24	6/18/2012	7/6/2012	7/27/2012
First quarter	0.18	3/16/2012	4/6/2012	4/27/2012

	Dividend	Declaration Date	Record Date	Payment Date
2011:
Fourth quarter	$0.18	12/12/2011	12/23/2011	1/27/2012
Third quarter	0.18	9/15/2011	10/10/2011	10/28/2011
Second quarter	0.17	6/13/2011	7/8/2011	7/29/2011
First quarter	0.17	3/21/2011	4/8/2011	4/29/2011
2010:
Fourth quarter	$0.17	December 13, 2010	December 24, 2010	January 29, 2011
Third quarter	$0.17	September 20, 2010	October 8, 2010	October 29, 2010
Second quarter	$0.17	June 23, 2010	July 7, 2010	July 29, 2010
First quarter	$0.17	March 19, 2010	April 7, 2010	April 29, 2010

Due to our ownership of our Asset Manager Affiliates and certain timing, structural and tax considerations, our dividend distributions may include a return of capital for tax purposes.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, when we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

RATIOS OF EARNINGS TO FIXED CHARGES

For purposes of computing the ratios of earnings to fixed charges, earnings represent net increase in net assets resulting from operations plus (or minus) income tax provision (benefit) including excise tax expense plus fixed charges. Fixed charges include interest and credit facility fees and amortization of deferred financing fees.

For the three months ended March 31, 2013 and the years ended December 31, 2012, 2011, 2010, 2009, 2008, the ratios of earnings to fixed charges of the Company, computed as set forth below, were as follows:

	Three Months Ended March 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2011	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2008
Earnings to Fixed Charges(1)	4.19	4.75	2.67	(1.06)	4.80	(4.88)

(1)	Earnings include net realized and unrealized gains or losses. Net realized and unrealized gains or losses can vary substantially from period to period.
•	Excluding net unrealized gains or losses, the earnings to fixed charges ratio would be 4.04 for the three months ended March 31, 2013, 3.99 for the year ended December 31, 2012, (0.42) for the year ended December 31, 2011, (0.14) for the year ended December 31, 2010, 1.28 for the year ended December 31, 2009, and 3.80 for the year ended December 31, 2008.
•	Excluding net realized and unrealized gains or losses, the earnings to fixed charges ratio would be 4.07 for the three months ended March 31, 2013, 4.45 for the year ended December 31, 2012, 4.45 for the year ended December 31, 2011, 2.72 for the year ended December 31, 2010, 3.02 for the year ended December 31, 2009, and 3.85 for the year ended December 31, 2008.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in this prospectus.

GENERAL

We are an internally managed, non-diversified closed-end investment company that is regulated as a BDC under the 1940 Act. We originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with EBITDA of $10 million to $50 million and/or total debt of $25 million to $150 million.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of the Asset Manager Affiliates.

We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing.

We primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

Katonah Debt Advisors, a registered investment adviser, is a wholly-owned portfolio company of the Company. Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. On February 29, 2012, we purchased Trimaran Advisors, a registered investment adviser and CLO manager similar to Katonah Debt Advisors with assets under management of approximately $1.5 billion, for total consideration of $13.0 million in cash and 3,600,000 shares of our common stock. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of March 31, 2013, Katonah Debt Advisors and Trimaran Advisors are our only wholly-owned portfolio companies (collectively, “Asset Manager Affiliates”) and have approximately $3.5 billion of par value assets under management. Katonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the AICPA Guide, we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in

Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have elected to be treated for U.S. federal income tax purposes as a RIC and intend to operate in a manner to maintain our RIC status. As a RIC, we intend to distribute to our stockholders substantially all of our net ordinary income and the excess of realized net short-term capital gains over realized net long-term capital losses, if any, for each year. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements. Pursuant to this election, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we timely distribute to our stockholders. Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2013 was $8.33. On the last trading day of the quarter March 28, 2013, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $10.77.

PORTFOLIO AND INVESTMENT ACTIVITY

Our primary business is lending to and investing in middle-market businesses through investments in senior secured loans, junior secured loans, subordinated/mezzanine debt investments, CLO equity investments and other equity-based investments, which may include warrants.

Total portfolio investment activity (excluding activity in time deposit and money market investments) for the three months ended March 31, 2013 and the years ended December 31, 2012, December 31, 2011, and December 31, 2010 was as follows:

	Debt Securities	CLO Fund Securities	Equity Securities	Affiliate Asset Managers	Total Portfolio
Fair Value at December 31, 2009	$297,356,529	$48,971,000	$4,713,246	$58,064,720	$409,105,495
2010 Activity:
Purchases/originations/draws	9,981,426	—	1,927,366	3,780,817	15,689,609
Pay-downs/pay-offs/sales	(208,820,374)	—	—	—	(208,820,374)
Net accretion of discount	381,677	85,150	—	—	466,827
Net realized losses	(17,053,242)	—	(809,742)	—	(17,862,984)
Increase (decrease) in fair value	9,196,912	3,974,850	(1,142,038)	(20,352,537)	(8,322,813)
Fair Value at December 31, 2010	91,042,928	53,031,000	4,688,832	41,493,000	190,255,760
2011 Activity:
Purchases/originations/draws	81,815,921	—	3,218,151	(194,027)	84,840,045
Pay-downs/pay-offs/sales	(56,944,765)	(1,935,000)	(141,769)	—	(59,021,534)
Net accretion of discount	156,180	1,398,283	—	—	1,554,463
Net realized losses	(17,261,608)	(1,215,000)	—	—	(18,476,608)
Increase (decrease) in fair value	15,864,850	(2,840,966)	(1,724,319)	(484,973)	10,814,592
Fair Value at December 31, 2011	114,673,506	48,438,317	6,040,895	40,814,000	209,966,718
2012 Activity:
Purchases/originations/draws	107,417,624	24,715,500	1,815,978	38,823,228	172,772,330
Pay-downs/pay-offs/sales	(104,504,327)	(2,234,916)	—	—	(106,739,243)
Net accretion of discount	385,590	1,137,344	—	—	1,522,934
Net realized losses	(3,232,975)	—	—	—	(3,232,975)
Increase (decrease) in fair value	(3,701,536)	11,201,262	163,843	(2,395,228)	5,268,341
Fair Value at December 31, 2012	111,037,882	83,257,507	8,020,716	77,242,000	279,558,105
Year to Date 2013 Activity:
Purchases/originations/draws	43,351,250	56,502	(75,398)	36,661	43,369,015
Pay-downs/pay-offs/sales	(5,161,838)	(138,684)	—	—	(5,300,522)
Net accretion of interest	78,756	41,301	—	—	120,057
Net realized losses	(42,755)	—	(40,183)	—	(82,938)
Increase (decrease) in fair value	2,286,526	(4,946,567)	(65,436)	3,075,339	349,862
Fair Value at March 31, 2013	$151,549,821	$78,270,059	$7,839,699	$80,354,000	$318,013,579

The level of investment activity for investments funded and principal repayments for our investments can vary substantially from period to period depending on the number and size of investments that we invest in or divest of, and many other factors, including the amount and competition for the debt and equity securities available to middle market companies, the level of merger and acquisition activity for such companies and the general economic environment.

The following table shows the Company’s portfolio by security type at March 31, 2013, December 31, 2012 and December 31, 2011:

	March 31, 2013 (unaudited)			December 31, 2012			December 31, 2011
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Time Deposits	$—	$—	—%	$1,942,834	$1,942,834	1%	$229,152	$229,152	—%
Money Market Account(2)	38,887,925	38,887,925	11	30,543,824	30,543,824	10	31,622,134	31,622,134	13
Senior Secured Loan	81,306,958	74,471,738	21	67,874,565	60,258,885	19	54,045,184	45,259,328	19
Junior Secured Loan	54,430,898	39,532,069	11	49,646,273	33,486,956	11	58,936,728	47,300,172	20
Mezzanine Investment	20,000,000	20,000,000	6	—	—	—	10,931,428	11,588,115	5
First Lien Bond	2,930,343	3,000,000	1	2,928,762	3,000,000	1	—	—	—
Senior Subordinated Bond	2,728,878	2,749,634	1	2,729,088	2,735,881	1	9,997,898	10,125,891	4
Senior Unsecured Bond	10,805,507	11,422,500	3	10,798,463	11,185,000	4	—	—	—
CLO Fund Securities	90,105,528	78,270,059	22	90,146,410	83,257,507	27	66,528,482	48,438,317	20
Equity Securities	18,260,008	7,839,699	2	18,375,588	8,020,716	3	16,559,610	6,040,895	2
Preferred	400,000	373,880	—	400,000	371,160	—	400,000	400,000	—
Asset Manager Affiliates	83,198,191	80,354,000	22	83,161,529	77,242,000	25	44,338,301	40,814,000	17
Total	$403,054,236	$356,901,504	100%	$358,547,336	$312,044,763	100%	$293,588,917	$241,818,004	100%

(1)	Represents percentage of total portfolio at fair value.
(2)	No restricted cash held for employee flexible spending accounts.

At March 31, 2013, December 31, 2012 and December 31, 2011, our investments in income producing loans and debt securities, excluding CLO Fund securities, had a weighted average interest rate of approximately 7.7%, 7.5% and 8.4%, respectively.

The investment portfolio (excluding the Company’s investment in asset manager affiliates and CLO Funds) at March 31, 2013 was spread across 24 different industries and 54 different entities with an average balance per entity of approximately $2.8 million. As of March 31, 2013, all but five of our portfolio companies were current on their debt service obligations.

We may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds and distressed debt or equity securities of public companies. At March 31, 2013, approximately 22% of our investments were foreign assets (including our investments in CLO Funds, which are typically domiciled outside the U.S. and represent approximately 22% of our portfolio).

At March 31, 2013, our ten largest portfolio companies represented approximately 61% of the total fair value of our investments. Our largest investment, Asset Manager Affiliates which are our wholly-owned portfolio companies, represented 23% of the total fair value of our investments. Excluding Asset Manager Affiliates and CLO Fund securities, our ten largest portfolio companies represent approximately 20% of the total fair value of our investments.

The industry concentrations, based on the fair value of the Company’s investment portfolio as of March 31, 2013, December 31, 2012 and December 31, 2011, were as follows:

	March 31, 2013 (unaudited)			December 31, 2012			December 31, 2011
Industry Classification	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$5,284,206	$3,881,141	1%	$5,278,896	$3,874,742	1%	$19,683,821	$19,439,230	8%
Asset Manager Affiliates	83,198,191	80,354,000	22	83,161,529	77,242,000	25	44,338,301	40,814,000	17
Automobile	7,895,901	7,992,741	2	4,945,695	5,011,608	2	—	—	—
Beverage, Food and Tobacco	18,490,729	18,629,546	5	18,112,772	18,285,421	6	9,892,274	9,796,565	4
Broadcasting and Entertainment	1,980,643	1,996,239	1	1,978,846	1,990,930	1	—	—	—
Buildings and Real Estate	18,535,511	472,780	—	18,535,511	455,524	—	18,591,674	662,443	—
Cargo Transport	—	—	—	—	—	—	4,374,350	4,374,351	2
Chemicals, Plastics and Rubber	2,947,249	2,981,437	1	2,954,773	2,950,577	1	4,809,459	4,614,828	2
CLO Fund Securities	90,105,547	78,270,059	22	90,146,410	83,257,507	27	66,528,482	48,438,317	20
Containers, Packaging and Glass	1,947,316	1,984,609	—	1,949,236	1,971,898	1	—	—	—
Diversified/Conglomerate Manufacturing	—	—	—	—	—	—	6,905,447	7,000,000	3
Diversified/Conglomerate Service	5,517,800	3,728,676	1	5,520,217	3,536,426	1	2,870,642	372,599	—
Electronics	7,869,854	8,021,773	2	6,137,592	6,252,380	2	8,831,440	9,026,186	4
Finance	24,760,164	24,999,000	7	4,748,767	4,891,710	2	—	—	—
Healthcare, Education and Childcare	23,688,334	12,657,758	4	15,981,824	4,618,521	1	20,956,582	19,523,824	8
Home and Office Furnishings, Housewares, and Durable Consumer Goods	10,208,003	11,089,108	3	10,820,467	11,613,621	4	21,683,112	20,604,850	9
Insurance	6,973,061	7,019,738	2	6,970,307	6,433,130	2	4,919,522	3,753,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,491,007	2,076,818	1	2,491,007	2,053,481	1	2,290,892	2,084,012	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11,411,550	11,383,178	3	11,408,091	11,581,245	4	3,483,174	3,891,900	2
Mining, Steel, Iron and Non-Precious Metals	773,718	264,864	—	773,718	264,864	—	797,091	438,913	—
Oil and Gas	11,703,185	11,965,282	3	11,692,913	11,692,000	4	—	—	—
Personal and Non Durable Consumer Products (Mfg. Only)	8,043,808	7,416,500	2	5,000,000	3,977,100	1	5,000,000	3,250,000	1
Personal, Food and Miscellaneous Services	3,567,229	3,665,180	1	3,574,421	3,640,835	1	2,872,500	2,827,359	1
Personal Transportation	2,015,824	2,011,209	1	2,012,685	2,005,353	1	2,993,092	2,983,648	1
Printing and Publishing	5,868,534	6,240,829	2	2,961,395	3,231,314	1	1,044,539	1,223,743	1
Retail Stores	5,780,261	5,862,916	2	5,781,672	5,772,767	2	1,885,086	1,932,500	1
Telecommunications	2,939,341	2,878,667	1	2,952,654	2,783,195	1	2,986,151	2,776,950	1
Time Deposits and Money Market Account	38,887,925	38,887,924	11	32,486,658	32,486,658	10	31,851,286	31,851,286	13
Utilities	169,345	169,532	—	169,280	169,956	—	4,000,000	137,500	—
Total	$403,054,236	$356,901,504	100%	$358,547,336	$312,044,763	100%	$293,588,917	$241,818,004	100.0%

(1)	Calculated as a percentage of total portfolio at fair value.

CLO Fund Securities

We typically make a minority investment in the subordinated securities or preferred stock of CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by CLO Funds managed by other asset management companies. As of March 31, 2013, we had approximately $78.3 million invested in CLO Fund securities, including those issued by funds managed by our Asset Manager Affiliates.

The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Our CLO Fund investments as of March 31, 2013, December 31, 2012 and December 31, 2011 are as follows:

			March 31, 2013 (unaudited)		December 31, 2012		December 31, 2011
CLO Fund Securities	Investment	%(1)	Cost	Fair Value	Cost	Fair Value	Cost	Fair Value
Grant Grove CLO, Ltd.	Subordinated Securities	22.2%	$4,898,554	$2,742,376	$4,925,009	$3,124,924	$4,893,552	$3,042,400
Katonah III, Ltd.(3)	Preferred Shares	23.1	2,103,330	450,000	2,242,014	600,000	4,476,930	1,000
Katonah V, Ltd.(3)	Preferred Shares	26.7	3,320,000	1,000	3,320,000	1,000	3,320,000	1,000
Katonah VII CLO Ltd.(2)	Subordinated Securities	16.4	4,542,611	2,090,033	4,574,393	2,120,168	4,614,123	2,358,700
Katonah VIII CLO Ltd.(2)	Subordinated Securities	10.3	3,426,105	1,894,796	3,450,705	2,171,998	3,450,583	1,888,700
Katonah IX CLO Ltd.(2)	Preferred Shares	6.9	2,078,487	1,337,570	2,082,987	1,488,895	2,060,697	1,336,800
Katonah X CLO Ltd.(2)	Subordinated Securities	33.3	11,857,236	8,178,887	11,934,600	9,455,511	11,840,297	8,645,600
Katonah 2007-I CLO Ltd.(2)	Preferred Shares	100	31,018,671	28,987,453	31,189,147	30,091,886	30,659,688	24,488,400
Katonah 2007-I CLO Ltd.(2)	Class B-2L Notes	100	1,258,651	9,440,000	1,252,190	9,140,000	1,212,612	6,675,717
Trimaran CLO IV, Ltd.(2)	Preferred Shares	19.0	3,590,600	3,097,265	3,616,600	3,575,571	—	—
Trimaran CLO V, Ltd.(2)	Subordinate Notes	20.8	2,746,300	2,603,141	2,757,100	2,930,004	—	—
Trimaran CLO VI, Ltd.(2)	Income Notes	16.2	2,856,100	2,653,887	2,894,700	2,936,626	—	—
Trimaran CLO VII, Ltd.(2)	Income Notes	10.5	3,143,300	3,015,851	3,146,900	3,357,924	—	—
Catamaran CLO 2012-1 Ltd.(2)	Subordinated Notes	24.9	9,397,900	7,777,800	8,982,400	8,493,000	—	—
Catamaran CLO 2012-1 Ltd.(2)	Class F Notes	42.9	3,867,702	4,000,000	3,777,664	3,770,000	—	—
Total			$90,105,547	$78,270,059	$90,146,409	$83,257,507	$66,528,482	$48,438,317

(1)	Represents percentage of class held.
(2)	An affiliate CLO Fund managed by Asset Manager Affiliates.
(3)	As of March 31, 2013, this CLO Fund Security was not providing a dividend distribution.

The unaudited table below summarizes certain attributes of each CLO Fund as per their most recent trustee reports as of March 31, 2013:

CLO Fund Securities(1)	Number of Securities	Number of Issuers	Number of Industries	Average Security Position Size	Average Issuer Position Size
Grant Grove CLO, Ltd.(2)	304	250	33	$927,070	$1,127,317
Katonah III, Ltd.(2)	11	6	4	246,314	451,576
Katonah V, Ltd.(2)	69	42	19	353,536	580,809
Katonah VII CLO Ltd.	124	104	29	1,587,298	1,892,547
Katonah VIII CLO Ltd.	156	132	30	1,815,852	2,146,007
Katonah IX CLO Ltd.	200	168	29	1,931,763	2,299,718
Katonah X CLO Ltd.	233	203	30	2,011,695	2,308,990
Katonah 2007-I CLO Ltd.	197	176	31	1,542,602	1,726,663
Trimaran CLO IV, Ltd.	89	76	21	2,617,672	3,065,432
Trimaran CLO V, Ltd.	128	109	23	2,136,169	2,508,529
Trimaran CLO VI, Ltd.	138	115	23	1,790,040	2,148,048
Trimaran CLO VII, Ltd.	169	144	26	2,612,385	3,065,924
Catamaran 2012-1 CLO Ltd.	135	131	25	2,678,918	2,760,717

(1)	All data from most recent Trustee reports as of March 31, 2013.
(2)	Managed by non-affiliates as of March 31, 2013.

All CLO Funds managed by Asset Manager Affiliates are currently making quarterly dividend distributions to us and are paying all senior and subordinate management fees to our Asset Manager Affiliates. With the exception of the Katonah III, Ltd. CLO Fund and the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to us.

Asset Manager Affiliates

Our Asset Manager Affiliates are our wholly-owned asset management companies that manage CLO Funds that invest in broadly syndicated loans, high yield bonds and other credit instruments. The CLO Funds managed by our Asset Manager Affiliates consist primarily of credit instruments issued by corporations. As of March 31, 2013, our Asset Manager Affiliates had approximately $3.5 billion of par value of assets under management on which they earn management fees, and were valued at approximately $80.4 million.

RESULTS OF OPERATIONS

The principal measure of our financial performance is the net increase (decrease) in stockholders’ equity resulting from operations which includes net investment income (loss) and net realized and unrealized appreciation (depreciation). Net investment income (loss) is the difference between our income from interest, dividends, fees, and other investment income and our operating expenses. Net realized gain (loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net change in unrealized appreciation (depreciation) on investments is the net change in the fair value of our investment portfolio.

Set forth below is a discussion of our results of operations for the three months ended March 31, 2013 and 2012.

Investment Income

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities. The level of excess spread from CLO Fund securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

Investment income for the three months ended March 31, 2013 and 2012 was approximately $11 million and $7 million, respectively. Of these amounts, approximately $2.5 million and $2.5 million was attributable to interest income on our loan and bond investments, respectively. For the three months ended March 31, 2013 and 2012, approximately $6 million and $4 million of investment income is attributable to dividends earned on CLO equity investments, respectively.

The increase in investment income from CLO Fund securities for the three months ended March 31, 2013 as compared to the three months ended March 31, 2012 was largely attributable to our acquisition of equity interests in CLO Funds managed by Trimaran Advisors in connection with our acquisition of Trimaran Advisors in February 2012.

Dividends from Asset Manager Affiliates

Distributions of net income from our Asset Manager Affiliates are recorded as “dividends from affiliate asset managers” in our financial statements. The Company intends to distribute to its shareholders the accumulated undistributed net income of the Asset Manager Affiliates in the future. For purposes of calculating distributable tax income for required quarterly dividends as a RIC, the Asset Manager Affiliates’

net income is further reduced by approximately $5.5 million per annum for tax goodwill amortization resulting from the acquisition of Katonah Debt Advisors by us prior to our initial public offering and our recent acquisition of Trimaran Advisors. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

As of March 31, 2013, our investment in the Asset Manager Affiliates was valued at approximately $78 million. For the three months ended March 31, 2013 and 2012, our Asset Manager Affiliates had EBITDA of approximately $2 million and $380,000, respectively. For the three months ended March 31, 2013 and 2012, our Asset Manager Affiliates made distributions of income of $3 million and $825,000, respectively. The distributions from our Asset Manager Affiliates in 2013 represent a portion of the expected net income for our Asset Manager Affiliates for the year ending December 31, 2013.

Expenses

Total expenses for the three months ended March 31, 2013 and 2012 were approximately $4 million and $4 million, respectively. Interest expense and amortization on debt issuance costs for the periods, which includes facility and program fees on the unused loan balance, were approximately $2 million and $1 million, respectively, on average debt outstanding of $101 million and $60 million, respectively. Approximately $910,000 and $948,000, of expenses were attributable to employment compensation, including salaries, bonuses and stock option expense for the three months ended March 31, 2013 and 2012, respectively. For the three months ended March 31, 2013, other expenses included approximately $1 million for professional fees, insurance, administrative and other. For the three months ended March 31, 2012, other expenses included approximately $1 million for professional fees, insurance, administrative and other. For the three months ended March 31, 2013 and 2012, administrative and other costs (including occupancy expense, insurance, technology and other office expenses) totaled approximately $506,000 and $326,000, respectively.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance on our borrowings and the related interest rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are generally paid annually.

Net Unrealized (Depreciation) Appreciation on Investments

During the three months ended March 31, 2013, our total investments had an increase in net unrealized appreciation of approximately $350,000. During the three months ended March 31, 2012, our total investments had a decrease in net unrealized depreciation of approximately $3 million. For the three months ended March 31, 2013, our Asset Manager Affiliates had an increase in net unrealized appreciation of approximately $3 million. For the three months ended March 31, 2012, our Asset Manager Affiliates had an decrease in net unrealized appreciation of approximately $5 million. For the three months ended March 31, 2013, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net decrease in unrealized appreciation due to fair value adjustments of approximately $2.7 million. For the three months ended March 31, 2012, our middle market portfolio of debt securities, equity securities, and CLO Fund securities had a net increase in unrealized appreciation due to fair value adjustments of approximately $2 million.

Net Increase (Decrease) in Net Assets Resulting From Operations

For the three months ended March 31, 2013 the net change in net assets resulting from operations was an approximate increase of $7.2 million, or $0.25 per share. The net change in net assets resulting from operations for the three and three months ended March 31, 2012 was an approximate increase of $580,000, or $0.02 per share.

Set forth below is a discussion of our results of operations for the years ended December 31, 2012, 2011, and 2010.

Revenue

Revenues consist primarily of investment income from interest and dividends on our investment portfolio and various ancillary fees related to our investment holdings.

Interest from Investments in Debt Securities.  We generate interest income from our investments in debt securities which consist primarily of senior and junior secured loans. Our debt securities portfolio is spread across multiple industries and geographic locations, and as such, we are broadly exposed to market conditions and business environments. As a result, although our investments are exposed to market risks, we continuously seek to limit concentration of exposure in any particular sector or issuer.

Dividends from Investments in CLO Fund Securities.  We generate dividend income from our investments in the securities of CLO Funds (typically preferred shares or subordinated securities) managed by our Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies. CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The Company distinguishes CLO Funds managed by its Asset Manager Affiliates as “CLO Fund securities managed by affiliates.” in its financial statements. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt. Our CLO Fund securities that are subordinated securities or preferred shares (“junior securities”) are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of the Katonah 2007-I CLO or Class F notes of the Catamaran 2012-1, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Asset Manager Affiliates.  We generate dividend income from our investment in our Asset Manager Affiliates, which are wholly-owned and manage CLO Funds that invest primarily in broadly syndicated non-investment grade loans, high yield bonds and other credit instruments issued by corporations. As managers of CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates generally are not subject to market value fluctuations in the underlying collateral. Our Asset Manager Affiliates may receive incentive fees provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares.

Capital Structuring Service Fees.  We may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities.

Investment income for the years ended December 31, 2012, 2011, and 2010 was approximately $39 million, $28 million, and $29 million, respectively. Of this amount, approximately $13 million, $9 million and $14 million, respectively, was attributable to interest income on our loan and bond investments. A portion of such interest income is attributable to net interest earned on assets accumulated for future CLO issuance on which Asset Manager Affiliates entered into a first loss agreement in connection with loan warehouse arrangements for their CLO Funds. For the years ended December 31, 2012 approximately $68,000 of such net income related to first loss arrangement was earned. For the year ending December 31, 2011 and

December 31, 2010, no income from first loss arrangement was earned. For the years ended December 31, 2012, 2011, and 2010, approximately $21 million, $14 million and $10 million, respectively, of investment income was attributable to investments in CLO fund securities.

During the three months ended March 31, 2011, we received a $2 million cash settlement to settle litigation previously initiated by us against the lenders related to our secured credit facility which we fully repaid on January 31, 2011. Upon receipt, this settlement was recognized as other income during the three months ended March 31, 2011.

Investment income is primarily dependent on the composition and credit quality of our investment portfolio. Generally, our debt securities portfolio is expected to generate predictable, recurring interest income in accordance with the contractual terms of each loan. Corporate equity securities may pay a dividend and may increase in value for which a gain may be recognized; generally such dividend payments and gains are less predictable than interest income on our loan portfolio.

Dividends from CLO Fund securities are dependent on the performance of the underlying assets in each CLO Fund; interest payments, principal amortization and prepayments of the underlying loans in each CLO Fund are primary factors which determine the level of income on our CLO Fund securities. The level of excess spread from CLO Fund securities can be impacted by the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund bond liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly.

As of December 31, 2012 the fair value of our investment in the Asset Manager Affiliates was approximately $77 million. For the year ended December 31, 2012 and 2011, the Asset Manager Affiliates had EBITDA of approximately $5.9 million and $2 million, respectively. During the year ended December 31, 2012 distributions from Asset Manager Affiliates totaled approximately $4.7 million. For the year ended December 31, 2011 distributions from Asset Manager Affiliates totaled approximately $1.9 million, a portion of which represented undistributed earnings from prior years.

Distributions of net income from our Asset Manager Affiliates are recorded as “Dividends from asset manager affiliates” in our financial statements. The Company intends to distribute to its shareholders the accumulated undistributed net income of the Asset Manager Affiliates in the future. For purposes of calculating our distributable taxable income for required quarterly dividends, the Asset Manager Affiliates’ net income is further reduced by approximately $5.5 million per annum for tax goodwill amortization resulting from the acquisition by us prior to our initial public offering. As a result, the amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses).

Expenses

We are internally managed and directly incur the cost of management and operations; as a result, we incur no management fees or other fees to an external advisor. Our expenses consist primarily of interest expense on outstanding borrowings, compensation expense and general and administrative expenses, including professional fees.

Interest and Amortization of Debt Issuance Costs.  Interest expense is dependent on the average outstanding balance on our borrowings and the base index rate for the period. Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

Compensation Expense.  Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and annual bonus expenses are estimated and accrued. Our compensation arrangements with our employees contain a significant profit sharing and/or performance based bonus component. Therefore, as our net revenues increase, our compensation costs may also rise. In addition, our compensation expenses may also increase to reflect increased investment in personnel as we grow our products and businesses.

Professional Fees and General and Administrative Expenses.  The balance of our expenses includes professional fees (primarily legal, accounting, valuation and other professional services), occupancy costs and general administrative and other costs.

Interest and compensation expense are generally expected to be our largest expenses each period. Interest expense is dependent on the average outstanding principal balance of our borrowings and the applicable interest rate for the period. Compensation expense includes base salaries, bonuses, stock compensation, employee benefits and employer related payroll costs. The largest components of total compensation costs are base salaries and bonuses; generally, base salaries are expensed as incurred and bonus expenses are estimated and accrued since bonuses are paid annually.

Total expenses for the years ended December 31, 2012, 2011, and 2010 were approximately $14 million, $12 million, and $17 million, respectively. Interest expense and amortization on debt issuance costs for the period, which includes facility and program fees on the unused loan balance, was approximately $7 million, $5 million, and $7 million, respectively, on average debt outstanding of $81 million, $54 million, and $155 million, respectively.

For the years ended December 31, 2012, 2011, and 2010 approximately $3 million, $4 million, and $3 million respectively, of expenses were attributable to employment compensation, including salaries, bonuses and stock-based compensation expense. For the year ended December 31, 2012, professional fees and insurance expenses totaled approximately $3 million. For the years ended December 31, 2011 and December 31, 2010, professional fees and insurance expenses totaled approximately $3 million, and $6 million, respectively. For the year ended December 31, 2012, administrative and other costs totaled approximately $1 million. For the years ended December 31, 2011 and December 31, 2010, administrative and other costs totaled approximately $987,000 and $1 million, respectively. These costs include occupancy expense, technology and other office expenses.

Net Investment Income and Net Realized Gains (Losses)

Net investment income and net realized gains (losses) represents the net change in stockholders’ equity before net unrealized appreciation or depreciation on investments. For the year ended December 31, 2012, net investment income and realized losses was approximately $21 million, or $0.80 per share. Net investment income represents the income earned on our investments less operating and interest expense before net realized gains or losses and unrealized appreciation or depreciation on investments. For the year ended December 31, 2012, net investment income was approximately $24 million, or $0.93 per share.

Generally, we seek to fund our dividends from net investment income. For the year ended December 31, 2012, dividend distributions totaled $25 million, or $0.94 per share.

Net Unrealized Appreciation (Depreciation) on Investments

During the year ended December 31, 2012, our total investments had net unrealized appreciation of approximately $5 million. During the years ended December 31, 2011 and December 31, 2010, our total investments had net unrealized appreciation of approximately $10 million, and net unrealized depreciation of $8 million, respectively.

Approximately $5 million of unrealized gains during the year ended December 31, 2012 are due to unrealized gains of approximately $11 million on equity securities and CLO Fund securities in our investment portfolio, and an approximate $6 million decrease in the values of debt securities and affiliate asset managers.

Approximately $10 million of unrealized gains during the year ended December 31, 2011 were primarily due to unrealized gain of approximately $16 million on debt securities in our investment portfolio, offset in part by unrealized losses of approximately $6 million unrealized losses on equity securities, CLO Fund securities, and affiliate asset managers. The $8 million of unrealized losses during the year ended December 31, 2010 were primarily due to unrealized gains of approximately $13 million on debt securities and CLO Fund securities in our investment portfolio, offset by an approximate unrealized loss of $21 million on equity securities and affiliate asset manager.

Net Change in Stockholders’ Equity Resulting From Operations

The net increase in stockholders’ equity resulting from operations for the year ended December 31, 2012 was an approximately $26 million, or $1.00 per share. The net increase in stockholders’ equity resulting from operations for the year ended December 31, 2011 was $8 million, or $0.33 per share, and the net decrease in stockholders’ equity resulting from operations for the year ended December 31, 2010 was approximately $14 million, or $0.63 per share.

FINANCIAL CONDITION, LIQUIDITY, AND CAPITAL RESOURCES

Liquidity is a measure of our ability to meet potential cash requirements, including ongoing commitments to repay borrowings, fund and maintain investments, pay dividends to our stockholders and other general business needs. We recognize the need to have funds available for operating our business and to make investments. We seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. We plan to satisfy our liquidity needs through normal operations with the goal of avoiding unplanned sales of assets or emergency borrowing of funds.

As of March 31, 2013, December 31, 2012 and December 31, 2011 the fair value of investments and cash were as follows:

	Investments at Fair Value
Security Type	March 31, 2013	December 31, 2012	December 31, 2011
Cash	$5,070,802	$738,756	$2,555,259
Time Deposits	—	1,942,834	229,152
Money Market Account	38,887,925	30,543,824	31,622,134
Senior Secured Loan	74,471,738	60,258,885	45,259,328
Junior Secured Loan	39,532,069	33,486,956	47,300,172
Mezzanine Investment	20,000,000	—	11,588,115
First Lien Bond	3,000,000	3,000,000	—
Senior Subordinated Bond	2,749,634	2,735,881	10,125,891
Senior Unsecured Bond	11,422,500	11,185,000	—
CLO Fund Securities	78,270,059	83,257,507	48,438,317
Equity Securities	7,839,699	8,020,716	6,040,895
Preferred	373,880	371,160	400,000
Asset Manager Affiliates	80,354,000	77,242,000	40,814,000
Total	$361,972,306	$312,783,519	$244,373,263

We use borrowed funds, known as “leverage,” to make investments and to attempt to increase returns to our shareholders by reducing our overall cost of capital. As a BDC, we are limited in the amount of leverage we can incur under the 1940 Act. We are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. As of March 31, 2013, we had approximately $101 million of outstanding borrowings and our asset coverage ratio of total assets to total borrowings was 362%, compliant with the minimum asset coverage level of 200% generally required for a BDC by the 1940 Act. We may also borrow amounts of up to 5% of the value of our total assets for temporary purposes.

In October 2012, we issued $41.4 million in aggregate principal amount of 7.375% unsecured notes due 2019 (the “Notes”). The Notes mature on September 30, 2019, and may be redeemed in whole or in part at any time or from time to time at our option on or after September 30, 2015. The Notes bear interest at a rate of 7.375% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2012.

In February 2012, we entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch (“CS”), Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of ours, under which we may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

In March 16, 2011, we issued $60 million in aggregate principal amount of unsecured 8.75% convertible notes due March 15, 2016 (“Convertible Notes”). The net proceeds for the Convertible Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Notes are senior unsecured obligations of the Company.

The Convertible Notes are convertible into shares of Company’s common stock. The conversion rate is subject to customary anti-dilution adjustments, including for any cash dividends or distributions paid on shares of our common stock in excess of a quarterly dividend of $0.17 per share, but will not be adjusted for any accrued and unpaid interest. The conversion price of the Convertible Notes as of March 31, 2013 is approximately 122.5638 shares of our common stock per $1,000 principle amount of Convertible Notes, equivalent to a conversion price of approximately $8.159 per share of our common stock. In addition, if certain corporate events occur prior to the maturity date of the Convertible Notes, the conversion rate will be increased for converting holders.

Subject to prevailing market conditions, we intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. As a result, we may seek to enter into new agreements with other lenders or into other financing arrangements as market conditions permit. From time to time, we seek to retire, repurchase, or exchange debt securities in open market purchases or by other means dependent on market conditions, liquidity, contractual obligations, and other matters.

If our common stock trades below our net asset value per share, we will generally not be able to issue additional common stock at the market price unless our shareholders approve such a sale and our Board of Directors makes certain determinations. A proposal, to be voted on by our shareholders on June 21, 2013 at a special meeting of stockholders would authorize us to sell shares of our common stock below the then current net asset value per share of our common stock in one or more offerings for the period ending on the earlier of (i) June 21, 2014, the one year anniversary of special meeting of shareholders, or (ii) the date of our 2014 annual meeting of shareholders.

Dividends

We intend to continue to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98.0% of our ordinary net taxable income for the calendar year;
•	98.2% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year; and
•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

The amount of our declared dividends, as evaluated by management and approved by our Board of Directors, is based on our evaluation of both distributable income for tax purposes and GAAP net investment income (which excludes unrealized gains and losses). Generally, we seek to fund our dividends from GAAP current earnings, primarily from net interest and dividend income generated by our investment portfolio and without a return of capital or a high reliance on realized capital gains. The following table sets forth the quarterly dividends declared by us since the most recent completed calendar year, which represent an amount equal to our estimated net investment income for the specified quarter, including income distributed from the Asset Manager Affiliates received by the Company, if any, plus a portion of any prior year undistributed amounts of net investment income distributed in subsequent years:

	Dividend	Declaration Date	Record Date	Pay Date
2013:
First quarter	$0.28	3/15/2013	4/5/2013	4/26/2013
2012:
Fourth quarter	$0.28	12/17/2012	12/28/2012	1/28/2013
Third quarter	0.24	9/17/2012	10/10/2012	10/29/2012
Second quarter	0.24	6/18/2012	7/6/2012	7/27/2012
First quarter	0.18	3/16/2012	4/6/2012	4/27/2012
Total declared for 2012	$0.94
2011:
Fourth quarter	$0.18	12/12/2011	12/23/2011	1/27/2012
Third quarter	0.18	9/15/2011	10/10/2011	10/28/2011
Second quarter	0.17	6/13/2011	7/8/2011	7/29/2011
First quarter	0.17	3/21/2011	4/8/2011	4/29/2011
Total declared for 2011	$0.70

OFF-BALANCE SHEET ARRANGEMENTS

We are a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on our balance sheet. Prior to extending such credit, we attempt to limit our credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of both March 31, 2013 and December 31, 2012, we had no commitments to fund investments.

CONTRACTUAL OBLIGATIONS

The following table summarizes our contractual cash obligations and other commercial commitments as of December 31, 2012:

	Payments Due by Period
Contractual Obligations	Total	Less than one year	1 – 3 years	3 – 5 years	More than 5 years
Operating lease obligations	$4,353,468	$342,611	$1,116,973	$369,432	$2,524,452
Long-term debt obligations	101,400,000	—	—	60,000,000	41,400,000
Total	$105,753,468	$342,611	$1,116,973	$60,369,432	$43,924,452

CRITICAL ACCOUNTING POLICIES

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the basis of presentation, valuation of investments, and certain revenue recognition matters as discussed below.

Valuation of Portfolio Investments

The most significant estimate inherent in the preparation of our financial statements is the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors pursuant to procedures approved by our Board of Directors. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio based on the nature of the security, the market for the security and other considerations including the financial performance and enterprise value of the portfolio company. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

We are, for GAAP purposes, an investment company under the AICPA Audit and Accounting Guide for Investment Companies. As a result, we reflect our investments on our balance sheet at their estimated fair value with unrealized gains and losses resulting from changes in fair value reflected as a component of unrealized gains or losses on our statements of operations. Fair value is the amount that would be received to sell the investments in an orderly transaction between market participants at the measurement date (i.e., the exit price). Additionally, we do not consolidate majority or wholly-owned and controlled investments.

Effective January 1, 2008 we adopted Fair Value Measurements and Disclosures, which among other things, requires enhanced disclosures about financial instruments carried at fair value. See Note 4 to the financial statements for the additional information about the level of market observability associated with investments carried at fair value.

We have valued our investments, in the absence of observable market prices, using the valuation methodologies described below applied on a consistent basis. For some investments little market activity may exist; management’s determination of fair value is then based on the best information available in the circumstances, and may incorporate management’s own assumptions and involves a significant degree of management’s judgment.

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and the cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds which are approaching or past the end of their reinvestment period and therefore begin to sell assets and/or use principal repayments to pay-down CLO Fund debt, and for which there continue to be net cash distributions to the class of we securities own, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Investment. We determine the fair value of our investments in CLO Fund securities on a security-by-security basis.

Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. Our investment in our Asset Manager Affiliates is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Fair values of other investments for which market prices are not observable are determined by reference to public market or private transactions or valuations for comparable companies or assets in the relevant asset class and/or industry when such amounts are available. Generally these valuations are derived by multiplying a key performance metric of the investee company or asset (e.g., EBITDA) by the relevant valuation multiple observed for comparable companies or transactions, adjusted by management for differences between the investment and the referenced comparable. Such investments may also be valued at cost for a period of time after an acquisition as the best indicator of fair value. If the fair value of such investments cannot be valued by reference to observable valuation measures for comparable companies, then the primary analytical method used to estimate the fair value is a discounted cash flow method and/or cap rate analysis. A sensitivity analysis is applied to the estimated future cash flows using various factors depending on the investment, including assumed growth rates (in cash flows), capitalization rates (for determining terminal values) and appropriate discount rates to determine a range of reasonable values or to compute projected return on investment.

We derive fair value for our illiquid loan investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach, and also consider recent loan amendments or other activity specific to the subject asset as described above. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments. Our Board of Directors may consider other methods of valuation to determine the fair value of investments as appropriate in conformity with GAAP.

The determination of fair value using this methodology takes into consideration a range of factors, including but not limited to the price at which the investment was acquired, the nature of the investment, local market conditions, trading values on public exchanges for comparable securities, current and projected operating performance and financing transactions subsequent to the acquisition of the investment. This valuation methodology involves a significant degree of management’s judgment.

After our adoption of Fair Value Measurements and Disclosures, investments measured and reported at fair value are classified and disclosed in one of the following categories:

•	Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.
•	Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid corporate loans and bonds and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.
•	Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and it considers factors specific to the investment. A majority of our investments are classified as Level III.

Interest Income

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. We generally place a loan on non-accrual status and cease recognizing interest income on such loan or security when a loan or security becomes 90 days or more past due or if we otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2013, five issuers representing less than 1% of our total investments at fair value were on non-accrual status. As of March 31, 2013, five issuers representing less than 1% of our total investments at fair value were on non-accrual status.

Dividend Income from CLO Fund Securities

We generate dividend income from our investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies using the effective interest method based on anticipated yield and estimated cash flows as updated quarterly for changes in prepayments, re-investment, credit losses and other items that may impact distributions. Our CLO Fund junior class securities are subordinated to senior note holders who typically receive a return on their investment at a fixed spread relative to the LIBOR index. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The level of excess spread from CLO Fund securities can be impacted from the timing and level of the resetting of the benchmark interest rate for the underlying assets (which reset at various times throughout the quarter) in the CLO Fund and the related CLO Fund note liabilities (which reset at each quarterly distribution date); in periods of short-term and volatile changes in the benchmark interest rate, the levels of excess spread and distributions to us can vary significantly. In addition, the failure of CLO Funds in which we invest to comply with certain financial covenants may lead to the temporary suspension or deferral of cash distributions to us. We make estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjust such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as our investment in the class B-2L notes of Katonah 2007-I CLO and the class F notes of Catamaran 2012-1, interest is earned at a fixed spread relative to the LIBOR index.

Dividends from Affiliate Asset Manager

We record dividend income from our Asset Manager Affiliates on the declaration date, which represents the ex-dividend date.

Payment-in-Kind Interest

We may have loans in our portfolio that contain a payment-in-kind (“PIK”) provision. PIK interest, computed at the contractual rate specified in each loan agreement, is added to the principal balance of the loan and recorded as interest income. To maintain our RIC status, this non-cash source of income must be paid out to stockholders in the form of dividends, even though the Company has not yet collected the cash.

Fee Income

Fee income includes fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees are generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees are generally recognized as income when the services are rendered.

Management Compensation

We may, from time to time, issue stock options or restricted stock under the Kohlberg Capital Corporation 2006 Equity Incentive Plan as amended (our “Equity Incentive Plan”) to officers and employees for services rendered to us. We follow Accounting Standards Codification 718, Compensation — Stock

Compensation, a method by which the fair value of options or restricted stock is determined and expensed. We use a Binary Option Pricing Model (American, call option) as its valuation model to establish the expected value of all stock option grants.

United States Federal Income Taxes

The Company has elected and intends to continue to qualify for the tax treatment applicable to RICs under Subchapter M of the Code and, among other things, intends to make the required distributions to its stockholders as specified therein. In order to qualify as a RIC, the Company is required to timely distribute to its stockholders at least 90% of investment company taxable income, as defined by the Code, for each year. Depending on the level of taxable income earned in a tax year, we may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required.

Dividends

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the earnings estimated by management for the period and year.

Recent Accounting Pronouncements

See Note 2 to the audited financial statements included elsewhere in this prospectus for a description of recent accounting pronouncements.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Our business activities contain elements of market risks. We consider our principal market risks to be fluctuations in interest rates and the valuations of our investment portfolio. Managing these risks is essential to our business. Accordingly, we have systems and procedures designed to identify and analyze our risks, to establish appropriate policies and thresholds and to continually monitor these risks and thresholds by means of administrative and information technology systems and other policies and processes.

Interest Rate Risk

Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio.

Our investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. As of March 31, 2013, approximately 84% of our loans at fair value in our portfolio were at floating rates with a spread to an interest rate index such as LIBOR or the prime rate. We generally expect that future portfolio investments will predominately be floating rate investments. As of March 31, 2013, we had $101.4 million of borrowings outstanding at a weight average rate of 8.2%.

Because we borrow money to make investments, our net investment income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising or lowering interest rates, our convertible notes would remain the same at 8.75% given that our debt is at a fixed rate. We would expect that an increase in the base rate index for our floating rate investment assets would increase our net investment income and that a decrease in the base rate index for such assets would decrease our net investment income (in either case, such increase/decrease may be limited by interest rate floors/minimums for certain investment assets).

We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that our balance sheet at March 31, 2013 were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical increase of a 1% change in interest rates would correspondingly increase net interest income proportionately by approximately $570,000 over a one-year period. Conversely, a hypothetical decrease of a 1% change in interest rates would correspondingly decrease net interest income proportionately by approximately $376,000 over a one-year period.

Although management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet and other business developments that could affect a net change in assets resulting from operations or net income. Accordingly, no assurances can be given that actual results would not materially differ from the potential outcome simulated by this estimate.

We did not hold any derivative financial instruments for hedging purposes as of March 31, 2013.

Portfolio Valuation

We carry our investments at fair value, as determined in good faith by our Board of Directors pursuant to a valuation methodology approved by our Board of Directors. Investments for which market quotations are generally readily available are generally valued at such market quotations. Investments for which there is not a readily available market value are valued at fair value as determined in good faith by our Board of Directors under a valuation policy and consistently applied valuation process. However, due to the inherent uncertainty of determining the fair value of investments that cannot be marked to market, the fair value of our investments may differ materially from the values that would have been used had a ready market existed for such investments. In addition, changes in the market environment and other events that may occur over the life of the investments may cause the value realized on these investments to be different than the valuations that are assigned. The types of factors that we may take into account in fair value pricing of our investments include, as relevant, the nature and realizable value of any collateral, third party valuations, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly-traded securities, recent sales of or offers to buy comparable companies, and other relevant factors.

In 2012, we engaged an independent valuation firm, to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fund security fair values, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that our CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

SENIOR SECURITIES TABLE

Information about our senior securities (including debt obligations and indebtedness) is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. Grant Thornton LLP’s report on the table as of December 31, 2012, is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
	(dollars in thousands)
Senior securities payable
2006	N/A	N/A	N/A	N/A
2007	$255,000	2,016	—	N/A
2008	261,691	1,751	—	N/A
2009	218,050	1,981	—	N/A
2010	86,747	3,155	—	N/A
2011	60,000	4,009	—	N/A
2012	101,400	3,050	—	N/A
2013 (as of March 31, 2013, unaudited)	101,400	3,622	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it. The “—” indicates information which the Securities and Exchange Commission expressly does not require to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

We originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA,” of $10 million to $50 million and/or total debt of $25 million to $150 million.

In addition to our middle market investment business, Katonah Debt Advisors, L.L.C. and its asset manager affiliates (collectively, “Katonah Debt Advisors”) and Trimaran Advisors, L.L.C. (“Trimaran Advisors”, together with Katonah Debt Advisors, our “Asset Manager Affiliates”) each manage collateralized loan obligation funds (“CLO Funds”) that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments. Each of Katonah Debt Advisors and Trimaran Advisors are our wholly-owned portfolio companies, and each are registered investment advisers under the Investment Advisers Act of 1940 (the “Adviser Act”).

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. Substantially all of the debt investments held in our portfolio hold a non-investment grade rating by one or more rating agencies or, if not rated, would be rated below investment grade if rated, which are often referred to as “junk.” Indebtedness of below investment grade quality is regarded as having predominately speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investments in the asset management businesses of our Asset Manager Affiliates.

We intend to grow our portfolio of assets by raising additional capital, including through the prudent use of leverage available to us. While our primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, we may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. We may also receive warrants or options to purchase common stock in connection with our debt investments. In addition, we may also invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

We seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer.

We were formed in August 2006. In December 2006, we completed our initial public offering (“IPO”), which raised net proceeds of approximately $200 million after the exercise of the underwriters’ over-allotment option. In connection with our IPO, we issued an additional 3,484,333 shares of our common stock in exchange for the ownership interests of Katonah Debt Advisors and in securities issued by the CLO Funds managed by Katonah Debt Advisors and two other asset managers. On February 29, 2012, we purchased Trimaran Advisors, a CLO manager similar to Katonah Debt Advisors. Contemporaneously with the acquisition of Trimaran Advisors, we acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors. As of March 31, 2013, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies and have approximately $3.5 billion of par value assets under management. Katonah Debt Advisors and Trimaran Advisors are each managed independently from us by separate management teams and investment committees.

Including employees of our Asset Manager Affiliates, we employ an experienced team of 16 investment professionals and 25 total staff members. Dayl W. Pearson, our President and Chief Executive Officer, and one of our directors, has been in the financial services industry for over 33 years. During the past 20 years,

Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. Edward U. Gilpin, our Chief Financial Officer, Secretary and Treasurer, has significant experience in overseeing the financial reporting for asset management businesses, including the fair value accounting of CLO securities owned by them.

We are an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. Because we are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor, we do not pay investment advisory fees and all of our income is available to pay our operating costs and to make distributions to our stockholders. As a BDC, we are required to comply with regulatory requirements, including limitations on our use of debt. We are permitted to, and expect to continue to, finance our investments through borrowings. However, as a BDC, we are only generally allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The 1940 Act also generally prohibits us from declaring any cash dividend or distribution on any class of our capital stock if our asset coverage is below 200% at the time of the declaration of the dividend or distribution.

In addition, under the investment company rules and regulations pursuant to Article 6 of Regulation S-X and the “Audit and Accounting Guide for Investment Companies” issued by the AICPA Guide, we are precluded from consolidating portfolio company investments, including those in which we have a controlling interest, unless the portfolio company is another investment company. An exception to this general principle in the AICPA Guide occurs if we own a controlled operating company that provides all or substantially all of its services directly to us, or to an investment company of ours. None of the investments made by us qualify for this exception. Therefore, our portfolio investments, including our investments in the Asset Manager Affiliates, are carried on the balance sheet at fair value with any adjustments to fair value recognized as “Net Change in Unrealized Appreciation (Depreciation)” in our statement of operations until the investment is exited, resulting in any gain or loss on exit being recognized as a “Net Realized Gain (Loss) from Investments.”

We have also elected to be treated for U.S. federal income tax purposes as a regulated investment company (“RIC”) under the Internal Revenue Code (“Code”) and intend to operate in a manner to maintain our RIC tax treatment. Accordingly, we generally will not pay corporate-level U.S. federal income taxes on any net ordinary income or capital gains that we timely distribute to our shareholders as dividends. To maintain our RIC tax treatment, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, for each year.

Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” The net asset value per share of our common stock at March 31, 2013 was $8.33. On May 22, 2013, the last reported sale price of a share of our common stock on The NASDAQ Global Select Market was $11.17.

Our Corporate Information

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kcapfinancial.com.

Competitive Advantages

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

•	Internally managed structure and significant management resources. We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, which include employing investment and portfolio management professionals, and to make distributions to our stockholders. We believe that our internally managed structure provides us with a beneficial operating expense structure when compared to other publicly traded and privately-held investment firms which are externally managed, and our internally managed structure allows us the opportunity to leverage our non-interest operating expenses as we grow our investment portfolio.
•	Multiple sourcing capabilities for assets. We have multiple sources of loans, mezzanine investments and equity investments through our industry relationships.
•	Disciplined investment process. We employ a rigorous credit review and due diligence process which our senior management has developed over more than 20 years of lending. For each analyzed company, we develop our own underwriting case and multiple stress case scenarios and an event-specific financial model reflecting company, industry and market variables.
•	Investments in a wide variety of portfolio companies in a number of different industries with no exposure to mortgage-backed securities. Our investment portfolio (excluding our investments in our Asset Manager Affiliates and CLO Fund securities) is spread across 24 different industries and 54 different entities with an average balance per investment of approximately $2.8 million.
•	Significant equity ownership and alignment of incentives. Our senior management team and the senior management team of our Asset Manager Affiliates together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our stockholders.

Investment Securities

Through our middle market investment business, we invest in senior secured loans, mezzanine debt and, to a lesser extent, equity of middle market companies in a variety of industries. We target middle market companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. We generally target companies that generate positive cash flows because we look to cash flows as the primary source for servicing debt.

We employ a disciplined approach in the selection and monitoring of our investments. Generally, we target investments that will generate a current return through interest income to provide for stability in our net income and place less reliance on realized capital gains from our investments. Our investment philosophy is focused on preserving capital with an appropriate return profile relative to risk. Our investment due diligence and selection generally focuses on an underlying issuer’s net cash flow after capital expenditures to service its debt rather than on multiples of net income, valuations or other broad benchmarks which frequently miss the nuances of an issuer’s business and prospective financial performance. We also generally avoid concentrations in any one industry or issuer. We manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program.

We also may invest up to 30% of our investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of the CLO Funds and distressed debt or equity securities of public companies. In this regard, we typically make a minority investment in the subordinated securities or preferred stock of the CLO Funds raised and managed by our Asset Manager Affiliates and may selectively invest in securities issued by the CLO Funds managed by other asset management companies. The CLO Funds managed by our Asset Manager Affiliates invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which we have an investment are generally diversified secured or unsecured corporate debt.

Subject to market conditions, we expect to continue to make investments in the CLO Funds managed by our Asset Manager Affiliates, which we believe will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of our Asset Manager Affiliates.

As a manager of the CLO Funds, our Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. In addition, our Asset

Manager Affiliates may also earn income related to net interest on assets accumulated for future CLO issuances on which they have provided a first loss guaranty in connection with loan warehouse arrangements for their CLO Funds. Our Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses.

The annual management fees which our Asset Manager Affiliates receive are generally based on a fixed percentage of the par value of assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by our Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The annual management fees our Asset Manager Affiliates receive have two components: a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

Our Asset Manager Affiliates may receive incentive fees from CLO Funds they manage provided such CLO Funds have achieved a minimum investment return to holders of their subordinated securities or preferred shares. Subject to market conditions, we expect to continue to make investments in CLO Funds managed by our Asset Manager Affiliates, which we believe, will provide us with a current cash investment return. We believe that these investments will provide our Asset Manager Affiliates with greater opportunities to access new sources of capital which will ultimately increase our Asset Manager Affiliates’ assets under management and resulting management fee income. Currently, two funds have achieved the threshold and are receiving incentive fees.

The revenue that our Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses pursuant to an overhead allocation agreement with the Company associated with their operations, including compensation of their employees, may be distributed to us. Cash distributions of our Asset Manager Affiliates’ net income are recorded as “dividends from affiliate asset managers” in our financial statements when declared.

Because we also recognize the need to have funds available for operating our business and to make investments, we seek to have adequate liquidity at all times to cover normal cyclical swings in funding availability and to allow us to meet abnormal and unexpected funding requirements. As a result, we may hold varying amounts of cash and other short-term investments for liquidity purposes.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Investment Portfolios

Our investment portfolio generates net investment income, which is generally used to pay principal and interest on our borrowings and to fund our dividends. Our investment portfolio consists of three primary components: debt securities, CLO fund securities and our investment in our wholly owned Asset Manager Affiliates. As of March 31, 2013, we also had investments in equity securities of approximately 2% of our investment portfolio.

Below are summary attributes for each of our primary investment portfolio components as of and for the year ended March 31, 2013:

Debt Securities

•	represent approximately 41% of total investment portfolio;
•	represent credit instruments issued by corporate borrowers;
•	primarily senior secured and junior secured loans (49% and 26% of debt securities, respectively);
•	spread across 24 different industries and 54 different entities;
•	average balance per investment of approximately $2.8 million;

•	all but five issuers (representing less than 1% of total investments at fair value) are current on their debt service obligations;
•	weighted average interest rate of 7.7% on income producing debt investments.

CLO Fund Securities (as of the last monthly trustee report prior to March 31, 2013 unless otherwise specified)

•	represent approximately 21% of total assets at March 31, 2013;
•	88% of CLO Fund Securities represent investments in subordinated securities or equity securities issued by CLO Funds and 12% of CLO Fund Securities are rated notes;
•	all CLO Funds invest primarily in credit instruments issued by corporate borrowers;
•	Fifteen different CLO Fund securities; twelve of such CLO Fund securities are managed by asset manager affiliates; and
•	two CLO Fund securities, not managed by the Asset Manager Affiliates, representing a fair value of $450,000, are not currently providing a dividend payment to us.

Asset Manager Affiliates

•	represent approximately 22% of total investment portfolio;
•	have approximately $3.5 billion of assets under management;
•	receive contractual and recurring asset management fees based on par value of managed investments;
•	may receive an incentive fee provided that the CLO Fund achieves a minimum designated return on investment;
•	dividends paid by our Asset Manager Affiliates are recognized as dividend income from affiliate asset manager on our statement of operations and are an additional source of income to pay our dividend and service our debt obligations;
•	for the year ended March 31, 2013, our Asset Manager Affiliates had EBITDA of approximately $2 million; and
•	for the year ended March 31, 2013, our Asset Manager Affiliates made distributions of approximately $3 million to us in the form of a dividend which is recognized as current earnings to us.

Investment Structure and Process

Structure

We originate, structure, and invest in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. In addition to our middle market investment business, our wholly-owned portfolio companies manage the CLO Funds, in which we also may make an investment, that invest in broadly syndicated loans, high-yield bonds and other corporate credit instruments.

Our investments generally average between $1 million to $20 million, although particular investments may be larger or smaller. The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates may vary as follows:

•	senior secured term loans from $2 to $20 million maturing in five to seven years;
•	second lien term loans from $5 to $15 million maturing in six to eight years;
•	senior unsecured loans $5 to $10 million maturing in six to eight years;
•	mezzanine loans from $5 to $15 million maturing in seven to ten years; and
•	equity investments from $1 to $5 million.

When we extend senior secured term loans, we will generally take a security interest in the available assets of the portfolio company, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. Nonetheless, there is a possibility that our lien could be subordinated to claims of other creditors. Structurally, mezzanine debt ranks subordinate in priority of payment to senior term loans and is often unsecured. Relative to equity, mezzanine debt ranks senior to common and preferred equity in a borrower’s capital structure. Typically, mezzanine debt has elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with a loan, while providing an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest that is typically in the form of equity purchased at the time the mezzanine loan is repaid or warrants to purchase equity at a future date at a fixed cost. Mezzanine debt generally earns a higher return than senior secured debt due to its higher risk profile and usually less restrictive covenants. The warrants associated with mezzanine debt are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower. Mezzanine debt also may include a “put” feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed formula.

Process

We employ the same due diligence intensive investment strategy that our senior management team has used over the past 30 years. Due to our ability to source transactions through multiple channels, we expect to continue to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we develop our own underwriting cases, and multiple stress and event specific case scenarios for each company analyzed.

We focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;
•	companies with financing needs of $25 to $150 million;
•	companies purchased by top tier equity sponsors;
•	non-sponsored companies with successful management and systems;
•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and
•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to continue to source investment opportunities from:

•	private equity sponsors;
•	regional investment banks for non-sponsored companies;
•	other middle market lenders with whom we can “club” loans; and
•	our Asset Manager Affiliates with regard to high-yield bonds and syndicated loans.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. We also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Elements of the qualitative analysis we use in evaluating investment opportunities include the following:

•	industry fundamentals;
•	competitive position and market share;
•	past ability to work through historical down-cycles;
•	quality of financial and technology infrastructure;
•	sourcing risks and opportunities;
•	labor and union strategy;
•	technology risk;
•	diversity of customer base and product lines;
•	quality and experience of management;
•	quality of financial sponsor (if applicable); and
•	acquisition and integration history.

Elements of the quantitative analysis we use in evaluating investment opportunities include the following:

•	income statement analysis of growth and margin trends;
•	balance sheet analysis of working capital efficiency;
•	cash flow analysis of capital expenditures and free cash flow;
•	financial ratio and market share standing among comparable companies;
•	financial projections: underwriting versus stress case;
•	event specific credit modeling;
•	future capital expenditure needs and asset sale plans;
•	downside protection to limit losses in an event of default;
•	risk adjusted returns and relative value analysis; and
•	enterprise and asset valuations.

The origination, structuring and credit approval processes are fully integrated. Our credit team is directly involved in all due diligence and analysis prior to the formal credit approval process.

Investment Committee

Each new investment opportunity is unanimously approved by our investment committee. Follow-on investments in existing portfolio companies require the investment committee’s approval beyond that obtained when the initial investment in the company was made. In addition, temporary investments, such as those in cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less, may require approval by the investment committee. The purpose our investment committee is to evaluate and approve all of our investments, subject at all times to the oversight and oversight of our Board of Directors. The investment committee process is intended to bring the diverse experience and perspectives of the committee’s members to the analysis and consideration of each investment. The investment committee consists of the Chief Executive Officer, Chief Investment Officer, and members of the Board of Directors (Messrs Pearson, Corless, Lacovara, Bloom, and Kehler). The investment committee serves to provide investment consistency and adherence to our core investment philosophy and policies.

The investment committee also determines appropriate investment sizing and suggests ongoing monitoring requirements. In addition to reviewing investments, investment committee meetings serve as a forum to discuss credit views and outlooks. Potential transactions and deal flow are reviewed on a regular basis. Members of the investment team are encouraged to share information and views on credits with the investment committee early in their analysis. We believe this process improves the quality of the analysis and assists the deal team members to work more efficiently.

Each transaction is presented to the investment committee in a formal written report for its approval. In certain instances, our Board of Directors may also determine that its approval is required prior to the making of an investment.

Monitoring

Our management team has significant experience monitoring portfolios of middle market investments and this is enhanced by the credit monitoring procedures of our Asset Manager Affiliates. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with management and the private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Asset Manager Affiliates, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we perform financial analysis at least quarterly of each portfolio company. This analysis typically includes:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;
•	independently computing and verifying compliance with financial covenants;
•	reviewing and analyzing borrowing base, if any;
•	discussion of MD&A with management and the private equity sponsor, if applicable;
•	determining if current performance could cause future financial covenant default;
•	discussing prospects with the private equity sponsor, if applicable;
•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);
•	if a company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and
•	updates to be reviewed by both our Chief Executive Officer and Chief Investment Officer.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of March 31, 2013, we did not have any preferred stock outstanding.

Our net asset value per share was $8.33, $7.85 and $7.85 as of March 31, 2013, December 31, 2012 and December 31, 2011, respectively. As we must report our assets at fair value for each reporting period, net asset value also represents the amount of stockholders’ equity per share for the reporting period. Our net asset value is comprised mostly of investment assets less debt and other liabilities:

	March 31, 2013 (unaudited)		December 31, 2012		December 31, 2011
	Fair Value(1)	per Share(1)	Fair Value(1)	per Share(1)	Fair Value(1)	per Share(1)
Investments at fair value:
Time deposits	$—	$—	$1,942,834	$0.07	$229,152	$0.01
Money market account	38,887,925	1.22	30,543,824	1.15	31,622,134	1.38
Debt securities	151,549,821	4.75	111,037,882	4.19	114,673,506	4.98
CLO Fund securities	78,270,059	2.45	83,257,507	3.15	48,438,317	2.11
Equity securities	7,839,699	0.25	8,020,716	0.30	6,040,895	0.26
Asset manager affiliates	80,354,000	2.52	77,242,000	2.92	40,814,000	1.78
Cash	5,070,802	0.16	738,756	0.02	2,555,259	0.11
Other assets	9,215,655	0.29	6,476,954	0.24	3,760,398	0.16
Total Assets	$371,187,961	$11.64	$319,260,473	$12.06	$248,133,661	$10.79
Senior Convertible Notes	$60,000,000	$1.88	60,000,000	2.27	60,000,000	2.61
Senior Notes	41,400,000	1.30	41,400,000	1.56	—	—
Other liabilities	3,915,636	0.13	9,984,814	0.38	7,607,719	0.33
Total Liabilities	$105,315,636	$3.31	$111,384,814	$4.21	$67,607,719	$2.94
NET ASSET VALUE	$265,872,325	$8.33	$207,875,659	$7.85	$180,525,942	$7.85

(1)	Our balance sheet at fair value and resultant net asset value are calculated on a basis consistent with accounting principles generally accepted in the United States of America (“GAAP”). Our per share presentation of such amounts (other than net asset value per share) is an internally derived non-GAAP performance measure calculated by dividing the applicable balance sheet amount by outstanding shares. We believe that the per share amounts for such balance sheet items are helpful in analyzing our balance sheet both quantitatively and qualitatively.

Please refer to “— Investment Portfolio” below for a further description of our investment portfolio and the fair value thereof.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the CLO Funds. These portfolio investments may be subject to restrictions on resale and will generally have no established trading market. As a result, we determine in good faith the fair value of our portfolio investments pursuant to a valuation policy in accordance with the Financial Accounting Standards Board Accounting Standards Codification 820, Fair Value Measurements and Disclosures and a valuation process approved by our Board of Directors and in accordance with the 1940 Act. We review external events, including private mergers, sales and acquisitions involving comparable companies, and include these events in the valuation process. Our valuation policy is intended to provide a consistent basis for determining the fair value of the portfolio.

For a detailed discussion of the valuation methodology and procedures used by us to value our portfolio investments, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Investment Portfolio” and “— Critical Accounting Policies — Valuation of Portfolio Investments.”

Our Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise.

Beginning with the period ending June 30, 2011, the Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ materially from the values that would have existed had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

The majority of our investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates and independent valuations and reviews.

Loans and Debt Securities.

To the extent that our investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. However, most of our investments are illiquid investments with little or no trading activity. Further, we have been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments we own. As a result, for most of our assets, we determine fair value using alternative methodologies and models using available market data, as adjusted, to reflect the types of assets we own, their structure, qualitative and credit attributes and other asset specific characteristics.

We derive fair value for our illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also consider recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. We have identified these two indices as benchmarks for broad market information related to our loan and debt investments. Because we have not identified any market index that directly correlates to the loan and debt investments held by us and therefore use the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy.

Equity and Equity-Related Securities.

Our equity and equity-related securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA, cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of our equity and equity-related securities in public companies for which market quotations are readily available are based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity and equity-related securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity and equity-related securities are classified as Level III as described in “— Critical Accounting Policies — Valuation of Portfolio Investments” below), when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies as applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

CLO Fund Securities

Our investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by us, or (ii) a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which we have invested or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds. We recognize unrealized appreciation or depreciation on our investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investments. We determine the fair value of our investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III (as described in — “Critical Accounting Policies — Valuation of Portfolio Investments” below) investment unless specific trading activity can be identified at or near the valuation date. When available, Level II (as described in “— Critical Accounting Policies — Valuation of Portfolio Investments” below) market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterizations of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. We evaluate the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds, and also considers other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliates

As with all other investments, the fair value for the Asset Manager Affiliates is determined quarterly. Our investment in our Asset Manager Affiliates is carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. The Asset Manager Affiliates are classified as a Level III investment as described in “— Critical Accounting Policies — Valuation of Portfolio Investments” below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

Determinations In Connection With Offerings

Unless we have stockholder approval to issue shares of our common stock below net asset value, in connection with each primary offering of shares of our common stock, the Board of Directors or a committee thereof is required to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. The Board of Directors (or such committee) considers the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our portfolio investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and
•	the magnitude of the difference between the net asset value disclosed in the most recent periodic report we filed with the SEC and our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination does not require that we calculate net asset value in connection with each offering of shares of our common stock, but instead it involves the determination by the Board of Directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value at the time at which the sale is made.

Moreover, to the extent that there is even a remote possibility that we may (i) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking (which we provided to the SEC in the registration statement to which this prospectus is a part) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, the Board of Directors or a committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

Competition

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies, hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Item 1A. Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team and an existing credit platform at both Katonah Debt Advisors and Trimaran Advisors that includes experienced lenders with broad industry expertise. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

Employees

As of March 31, 2013, we and our Asset Manager Affiliates had 25 employees, including an experienced team of 16 investment professionals.

Legal Proceedings

Neither the Company, nor any of its subsidiaries, is currently a party to any material legal proceedings, other than routine litigation arising in the ordinary course of business. Such litigation is not expected to have a material adverse effect on the business, financial condition, or results of the Company’s operations.

In November 2012, we reached a final settlement with the SEC to resolve the previously disclosed SEC investigation into the 2008 and 2009 valuations of certain of our investments and the valuation methodology and procedures used by us to value our investments prior to 2010. The SEC determined that KCAP violated certain reporting, books and records, and internal controls provisions of the federal securities laws. Under the terms of the settlement, KCAP will not pay any penalty or other monetary amounts. The SEC also reached settlements with two current and one former executive officer of KCAP, who each agreed to pay certain civil monetary penalties.

PORTFOLIO COMPANIES

The following table sets forth certain information as of March 31, 2013 for each portfolio company in which we had an investment.

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	First Lien Bond — Bond 10.5% Cash, Due 6/19	$3,000,000	$2,930,343	$3,000,000
Alaska Communications Systems Holdings, Inc.(10) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,927,557	2,939,341	2,878,667
Allison Transmission, Inc. Automobile	Senior Secured Loan — New Term B-2 Loan 3.2% Cash, Due 8/17	1,975,050	1,963,112	1,996,381
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.8% Cash, Due 7/16	61,707	61,588	62,207
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.8% Cash, Due 7/16	938,293	936,481	945,893
Asurion, LLC (fka Asurion Corporation)(10) Insurance	Senior Secured Loan — Incremental Tranche B-1 Term Loan 4.5% Cash, Due 5/19	1,995,000	2,017,060	2,019,738
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan — New Tranche B Term Loan 3.8% Cash, Due 3/19	1,985,007	2,015,824	2,011,209
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,430,488	1,225,488	50,067
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,045	1,401,761	953,367
BBB Industries, LLC(10) Automobile	Senior Secured Loan — Term Loan B 5.5% Cash, Due 3/19	3,000,000	2,985,000	3,000,000
Berry Plastics Corporation Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,973,753	1,947,316	1,984,609
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,641,750	1,637,926	1,664,899
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(10) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	590,817	590,817	578,706
Catalina Marketing Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,673,889	1,716,142
Chrysler Group LLC(10) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,974,874	1,974,874	2,014,569
Clover Technologies Group, LLC (Clover Holdings Inc.)(10) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 6.8% Cash, Due 5/18	3,000,000	3,043,808	3,000,000
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8),(10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.1% PIK, Due 1/15	2,063,007	1,987,358	1,403,876
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.0% Cash, Due 3/18	946,751	948,443	956,881
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.0% Cash, Due 3/18	1,922,336	1,903,389	1,942,905
eInstruction Corporation(8), (10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
ELO Touch Solutions, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	$1,985,000	$1,914,025	$1,976,266
First American Payment Systems, L.P.(10) Finance	Junior Secured Loan — Term Loan (Second Lien) 10.8% Cash, Due 4/19	3,000,000	2,944,206	3,002,400
First Data Corporation(10) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	2,000,000	1,815,958	1,996,600
Flexera Software LLC (fka Flexera Software, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 6.0% Cash, Due 3/19	1,750,000	1,741,306	1,766,625
Fram Group Holdings Inc./Prestone Holdings Inc.(10) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	966,900	972,915	981,791
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — Bond 10.3% Cash, Due 12/16	1,036,000	1,037,854	1,060,657
Getty Images, Inc.(10) Printing and Publishing	Senior Secured Loan — Initial Term Loan (New) 4.8% Cash, Due 10/19	1,995,000	1,976,309	2,025,125
Ginn LA Conduit Lender, Inc.(8),(10) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 7.8% Cash, Due 6/12	3,000,000	2,715,997	30,000
Ginn LA Conduit Lender, Inc.(8),(10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 11.8% Cash, Due 6/11	2,694,857	2,624,028	94,320
Ginn LA Conduit Lender, Inc.(8),(10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	44,000
Grupo HIMA San Pablo, Inc.(10) Healthcare, Education and Childcare	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, Due 1/18	3,000,000	2,941,940	2,940,000
Grupo HIMA San Pablo, Inc.(10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	5,000,000	4,757,353	4,750,000
Gymboree Corporation., The(10) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	1,421,105	1,359,024	1,380,746
HMSC Corporation (aka Swett and Crawford)(10) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,956,001	5,000,000
Hunter Defense Technologies, Inc.(10) Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,033,245	3,829,630
Iasis Healthcare LLC(10) Healthcare, Education and Childcare	Senior Unsecured Bond — Bond 8.4% Cash, Due 5/19	3,000,000	2,881,315	3,168,900
International Architectural Products, Inc.(8),(10) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,867	263,862
Jones Stephens Corp.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,245,064	4,245,064	4,245,064
KIK Custom Products Inc.(10) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.2% Cash, Due 12/14	5,000,000	5,000,000	4,416,500
LBREP/L-Suncal Master I LLC(8),(10) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,345,759	3,345,759	303,460
Lord & Taylor Holdings LLC (LT Propco LLC)(10) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	430,951	439,798	435,950
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,801,784	1,804,568	1,831,153
Neiman Marcus Group Inc., The(10) Retail Stores	Senior Secured Loan — Term Loan 4.0% Cash, Due 5/18	2,000,000	1,986,541	2,021,000

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Pegasus Solutions, Inc.(10) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	$1,691,007	$1,691,007	$1,688,977
Perseus Holding Corp.(10) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	373,880
PetCo Animal Supplies, Inc.(10) Retail Stores	Senior Secured Loan — New Loans 4.0% Cash, Due 11/17	1,994,898	1,994,898	2,025,220
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	292,276	292,276	295,199
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,984,962	1,983,733	2,004,812
SGF Produce Holding Corp.(Frozsun, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 6.0% Cash, Due 3/19	5,000,000	4,950,251	4,950,000
TPF Generation Holdings, LLC(10) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.3% Cash, Due 12/13	169,532	169,345	169,532
Trimaran Advisors, L.L.C.(10) Finance	Senior Unsecured Loan — Revolving Credit Facility 9.0% Cash, Due 11/17	20,000,000	20,000,000	20,000,000
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,954,886	1,946,534	1,968,570
TRSO I, Inc.(10) Oil and Gas	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, Due 12/17	10,400,000	10,203,182	10,400,000
TUI University, LLC(10) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 7.3% Cash, Due 10/14	2,051,442	2,028,110	1,796,858
TWCC Holding Corp.(10) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 3.5% Cash, Due 2/17	1,966,350	1,980,643	1,996,239
Univar Inc.(10) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,947,249	2,947,249	2,981,437
US Foods, Inc. (aka U.S. Foodservice, Inc.)(10) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,972,275	1,929,303	2,000,281
Vertafore, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,234,227	1,230,137	1,249,655
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.)(10) Printing and Publishing	Senior Secured Loan — Term Loan 7.0% Cash, Due 12/18	3,000,000	2,941,643	3,001,800
Wholesome Sweeteners, Inc.(10) Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 14.0% Cash, Due 10/17	6,648,596	6,608,069	6,648,596
WireCo WorldGroup Inc. (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Unsecured Bond — Bond 11.8% Cash, Due 5/17	8,000,000	7,924,193	8,253,600
Total Investment in Debt Securities (57% of net asset value at fair value)		$174,788,415	$172,602,565	$151,549,821

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6),(10) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6),(10) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	50,511
Bankruptcy Management Solutions, Inc.(6),(10) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6),(10) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6),(10) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6), (10) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3),(6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	1,725,702
International Architectural Products, Inc.(6),(10) Mining, Steel, Iron and Non-Precious Metals	Common Stock	2.5%	292,851	1,000
Perseus Holding Corp.(3), (6),(10) Leisure, Amusement, Motion Pictures, Entertainment	Common Stock	0.2%	400,000	13,961
Plumbing Holdings Corporation(6),(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	7.8%	—	532,191
Plumbing Holdings Corporation(6),(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	15.5%	3,032,596	3,311,853
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6),(10) Printing and Publishing	Common Stock	1.3%	359,765	635,199
TRSO II, Inc.(6),(10) Oil and Gas	Common Stock	5.4%	1,500,000	1,565,282
Total Investment in Equity Securities (3% of net asset value at fair value)			$18,260,008	$7,839,699

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,898,554	$2,742,376
Katonah III, Ltd.(3),(11)	Preferred Shares	23.1%	2,103,330	450,000
Katonah V, Ltd.(3),(11)	Preferred Shares	16.4%	3,320,000	1,000
Katonah VII CLO Ltd.(3),(7)	Subordinated Securities	10.3%	4,542,611	2,090,033
Katonah VIII CLO Ltd(3),(7)	Subordinated Securities	6.9%	3,426,105	1,894,796
Katonah IX CLO Ltd(3),(7)	Preferred Shares	26.7%	2,078,487	1,337,570
Katonah X CLO Ltd (3),(7)	Subordinated Securities	33.3%	11,857,236	8,178,887
Katonah 2007-I CLO Ltd.(3),(7)	Preferred Shares	100.0%	31,018,671	28,987,453
Trimaran CLO IV, Ltd.(3),(7)	Preferred Shares	19.0%	3,590,600	3,097,265
Trimaran CLO V, Ltd.(3),(7)	Subordinate Notes	20.8%	2,746,300	2,603,141
Trimaran CLO VI, Ltd.(3),(7)	Income Notes	16.2%	2,856,100	2,653,887
Trimaran CLO VII, Ltd.(3),(7)	Income Notes	10.5%	3,143,300	3,015,851
Catamaran CLO 2012-1 Ltd.(3),(7)	Subordinated Notes	24.9%	9,397,900	7,777,800
Total Investment in CLO Equity Securities			$84,979,194	$64,830,059

CLO Rated-Note Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3),(7)	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	100.0%	$1,258,651	$9,440,000
Catamaran CLO 2012-1 Ltd.(3),(7)	Class F Notes Par Value of $4,500,000 6.8%, Due 12/23	42.9%	3,867,702	4,000,000
Total Investment in CLO Rated-Notes			$5,126,353	$13,440,000
Total Investment in CLO Fund Securities (29% of net asset value at fair value)			$90,105,547	$78,270,059

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates(10)	Asset Management Company	100.0%	$83,198,191	$80,354,000
Total Investment in Asset Manager Affiliates (30% of net asset value at fair value)			$83,198,191	$80,354,000

Money Market Account

Money Market Accounts	Investment	Yield	Par/Cost	Value(2)
JP Morgan Business Money Market Account(9),(10)	Money Market Account	0.15%	$245,821	$245,821
US Bank Money Market Account(10)	Money Market Account	0.40%	38,642,104	38,642,104
Total Investment in Money Market Accounts (15% of net asset value at fair value)			$38,887,925	$38,887,925
Total Investments(5) (134% of net asset value at fair value)			$403,054,236	$356,901,504

See accompanying notes to financial statements.

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at March 31, 2013.
(2)	Reflects the fair market value of all investments as of March 31, 2013, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $403 million. The aggregate gross unrealized appreciation is approximately $12 million, the aggregate gross unrealized depreciation is approximately $58 million, and the net unrealized depreciation is approximately $46 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(11)	As of March 31, 2013, this CLO Fund Security was not providing a dividend distribution.

MANAGEMENT

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors elects our officers who serve at its discretion. Our Board of Directors has eight members, three of whom are “interested persons” as defined in Section 2(a)(19) of the 1940 Act and five of whom are not interested persons, whom we refer to as our independent directors.

Directors and Executive Officers

As of May 22, 2013, our executive officers, directors and key employees and their positions are as set forth below. The address for each executive officer and director is c/o KCAP Financial, Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position with Us
Independent Directors(1):
Christopher Lacovara	48	Chairman
C. Turney Stevens, Jr.	62	Director
Albert G. Pastino	71	Director
C. Michael Jacobi	71	Director
John A. Ward, III	67	Director
Non-Independent Directors:
Dayl W. Pearson(2)	58	Director, President and Chief Executive Officer
Dean C. Kehler(3)	56	Director, Portfolio Manager of Trimaran Advisors
Jay R. Bloom(3)	56	Director, Portfolio Manager of Trimaran Advisors
Executive Officers
Edward U. Gilpin	51	Chief Financial Officer, Treasurer and Secretary
R. Jon Corless	60	Chief Investment Officer
Daniel P. Gilligan	39	Chief Compliance Officer, Director of Portfolio Administration of Katonah Debt Advisors

(1)	As used herein the term “Independent Directors” refers to directors who are not “interested persons” of the Company within the meaning of Section 2(a)(19) of the 1940 Act.
(2)	Mr. Pearson is not an Independent Director because he is an officer of the Company.
(3)	Messrs. Kehler and Bloom are not Independent Directors because they are employees of Trimaran Advisors, a wholly-owned portfolio company of the Company.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

Christopher Lacovara

Mr. Lacovara is the Chairman of the Board of KCAP Financial and the Chairman of the Valuation Committee of the Board. Mr. Lacovara joined the Board in December 2006. Mr. Lacovara is a former co-managing partner of Kohlberg & Co., L.L.C., a leading middle market private equity firm, which he joined in 1988, and is a member of its Investment Committee. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a A.B. from Harvard College, an M.S. from the Columbia University School of Engineering and Applied Sciences, and a J.D. from the Columbia University School of Law. Mr. Lacovara has served on the boards of directors of more than 20 privately-held and publicly-listed companies. As a result of these and other professional experiences, Mr. Lacovara possesses particular knowledge and experience in corporate finance, corporate governance, strategic planning, business evaluation and oversight and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Turney Stevens

Mr. Stevens has served on KCAP Financial’s Board since December 2006, serves on the Valuation Committee and the Compensation Committee and serves as the Chair of the Nominating and Corporate Governance Committee of the Board. Mr. Stevens is the Dean of the College of Business at Lipscomb University and Professor of Management at Lipscomb University. Mr. Stevens retired as Chairman and CEO of Harpeth Companies, LLC, a diversified financial services company that he founded and that is the parent company of Harpeth Capital, LLC and Harpeth Consulting, LLC. Prior to founding Harpeth in 1999, Mr. Stevens was a founder and Chairman of Printing Arts America, Inc. From 1986 to 1994, Mr. Stevens served in various capacities at Rodgers Capital Corporation, a middle market investment banking firm focused on mergers and acquisitions and private institutional equity transactions, including as President. In 1973, Mr. Stevens founded PlusMedia, Inc., a magazine publishing company that he later sold to a public company in 1982. Mr. Stevens began his career at Tennessee Securities, a Nashville investment banking firm, which was one of the region’s leaders in helping to capitalize early-stage and growth-stage companies. Mr. Stevens graduated from David Lipscomb University in 1972 and received an Executive M.B.A. degree from the Owen Graduate School of Management at Vanderbilt University in 1981. He is a 2007 graduate of the Directors’ College at the Anderson School of Management at UCLA and is certified as a public company director by Institutional Shareholder Services. As a result of these and other professional experiences, Mr. Stevens possesses particular knowledge and experience in financial services, business management and investment banking that strengthen the Board’s collective qualifications, skills and experience.

Albert G. Pastino

Mr. Pastino has served on KCAP Financial’s Board since December 2006 and is the Chair of the Audit Committee of the Board and also serves on the Compensation Committee of the Board. Mr. Pastino serves as lead independent director of the Board. Mr. Pastino is a Managing Director at Kildare Capital and was formerly the Senior Managing Director at Amper Investment Banking. Kildare Capital focuses on capital formation, mergers and acquisitions and strategic advisory assignments. After leaving an affiliate of Kohlberg & Co. in June 1997, Mr. Pastino worked as an investor, CFO and Chief Operating Officer at a variety of companies and was involved in all aspects of financial and general management, reporting and fundraising for a variety of companies, including Aptegrity, Inc., Bolt, Inc., AmTec, Inc. and Square Earth, Inc. From 1976 to 1986, he was a partner at Deloitte & Touche LLP and was in charge of its Emerging Business Practice. Mr. Pastino is a member of the Small Business Advisory Board of the Financial Accounting Standards Board. Mr. Pastino is a graduate of Saint Joseph’s University and received an Executive M.B.A. degree from Fairleigh Dickinson University. He also attended the Harvard Business School Executive Management Program for Small Business and is a certified public accountant. As a result of these and other professional experiences, Mr. Pastino possesses particular knowledge and experience in corporate finance, strategic planning, and financial analysis that strengthen the Board’s collective qualifications, skills and experience.

C. Michael Jacobi

Mr. Jacobi has served on KCAP Financial’s Board since December 2006 and serves on the Audit Committee and the Nominating and Corporate Governance Committee of the Board. Mr. Jacobi is also the owner and President of Stable House, LLC, a company engaged in real estate development. From 2001 to 2005, Mr. Jacobi served as the President, CEO and member of the board of directors of Katy Industries, Inc., a portfolio company of investment funds affiliated with Kohlberg & Co., that is involved in the manufacture and distribution of maintenance products. Mr. Jacobi was the President and CEO of Timex Corporation from 1993 to 1999, and he was a member of the board of directors of Timex Corporation from 1992 to 2000. Prior to 1993, he served Timex Corporation in senior positions in marketing, sales, finance and manufacturing. Mr. Jacobi received a B.S. from the University of Connecticut, and he is a certified public accountant. Mr. Jacobi is currently Chairman of the board of directors of Sturm, Ruger & Co., Inc. and a member of the board of directors of Webster Financial Corporation, Corrections Corporation of America and Bauer Performance Sports, Inc. He serves on the audit committee of Bauer Performance Sports, Inc. and as the audit committee chairman of the board of directors of Corrections Corporation of America. As a result of these and other professional experiences, Mr. Jacobi possesses particular knowledge and experience in corporate finance, accounting, investment management and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

John A. Ward, III

Mr. Ward currently serves as a director of US Century Bank, a community bank, Primus Financial Products, LLC, a financial services company and wholly owned subsidiary of Primus Guaranty, Ltd. (NYSE:PRS) and Lambro Industries, Inc., a venting solutions manufacturing company. Mr. Ward served as Innovative Card Technologies, Inc.’s, a developer of secured powered cards for payment and identification, Chairman and Chief Executive Officer from August 2006 to September 2007 and served as a director of Innovative Card Technologies, Inc. from January 2010 to April 2015 and from August 2004 through December 2007. Mr. Ward previously served as the Chairman of the Board and Chief Executive Officer of Doral Financial (NYSE:DRL), a consumer finance and bank holding company, from 2005-2006 and the Chairman of the Board of Directors and Chief Executive Officer of American Express Bank and President of Travelers Cheque Group from 1996 – 2000. Prior to joining American Express, Mr. Ward had a 27-year career at The Chase Manhattan Bank from 1969 to 1996 where his last position was that of Chief Executive Officer of Chase BankCard Services and an Executive Vice President of the Bank. In addition, he was the President and CEO of Chase Personal Financial Services, a retail mortgage and home equity lender and a Malcolm Baldrige National Quality Award finalist, the Senior Credit Executive for the Individual Bank (small business, middle market, private banking and consumer globally), and the Area Credit Executive for the Europe, Middle East and Africa Areas of the Global Bank. He is currently the President of the Chase Alumni Association. During the past 5 years, Mr. Ward served as a director of Primus Guaranty, Ltd. (NYSE:PRS), and Industrial Enterprises of America (Nasdaq: IEAM). Mr. Ward serves currently on the boards of a diverse group of private and not-for-profit organizations including Primus Financial Products, Big Brothers Big Sisters of NYC, N.Y. Downtown Hospital, and the Union League Club of New York. During his career, John has successfully turned around and grown a diverse group of financial services companies, both domestically and internationally. These businesses include credit cards, retail mortgages and home equity, travelers cheques, private banking, affluent financial services, correspondent banking, third party funds distribution, corporate banking, and trade and export finance. He has developed a professional knowledge and expertise in sales management and risk management in wholesale and retail credit. Mr. Ward majored in Economics & Finance at Boston College (Valedictorian) and in Finance & International Business at the Wharton Graduate School of Business of the University of Pennsylvania (Joseph Wharton Fellow). In addition to Mr. Ward’s extensive experience in the consumer credit market, his former experience with credit and risk management as Senior Credit Policy Officer at Chase Manhattan Bank is relevant to understanding the risks and opportunities that KCAP Financial faces and give him the qualifications and skill to serve as a director.

Non-Independent Directors

Dayl W. Pearson, Director, President and CEO

Mr. Pearson has served as KCAP Financial’s President and Chief Executive Officer since December 2006 and has served on KCAP Financial’s Board since June 2008. He has also served as Vice President of Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”) since March 2008. Mr. Pearson has more than 33 years of banking and finance experience and has focused primarily on middle market credit intensive transactions, completing over $5 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings, and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago. As a result of these and other professional experiences, Mr. Pearson possesses particular knowledge and experience in corporate finance, leverage finance, corporate credit and portfolio management that strengthen the Board’s collective qualifications, skills and experience.

Dean C. Kehler

Mr. Kehler joined KCAP Financial’s Board in February 2012. Mr. Kehler also serves as a Portfolio Manager of Trimaran Advisors, which was acquired by the Company in February 2012, and serves as investment advisor to several collateralized loan obligation (“CLO”) funds. Mr. Kehler is also a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran Advisors, Mr. Kehler was a vice chairman of CIBC World Markets Corp. and co-head of the CIBC Argosy Merchant Banking Funds (Fund I). Prior to joining CIBC World Markets Corp. in 1995, Mr. Kehler was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Kehler was a Managing Director at Drexel Burnham Lambert Incorporated and also worked at Lehman Brothers Kuhn Loeb Incorporated. Mr. Kehler currently serves on the Board of Directors of Inviva, Inc. and El Pollo Loco, Inc. Mr. Kehler previously served as a director of Ashley Stewart Holdings, Inc., Continental Airlines, Global Crossing, PrimeCo Wireless Communications, Urban Brands, Inc., Source Holdings, CNC Holding Corporation, Hills Department Stores, Inc., Jefferson National Financial, Charlie Brown Acquisition, Booth Creek Ski Holdings, TLC Beatrice International and Heating Oil Partners. Mr. Kehler also serves as Treasurer, Chair of the Finance Committee and a director of CARE USA, one of the world’s largest private humanitarian organizations, and is the chair of the Board of Overseers of the University of Pennsylvania School of Nursing. Mr. Kehler earned his B.S. from The Wharton School of the University of Pennsylvania. Mr. Kehler possesses particular knowledge and experience in corporate finance, investment management, financial analysis and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Jay R. Bloom

Mr. Bloom joined KCAP Financial’s Board in February 2012. Mr. Bloom also serves as a Portfolio Manager of Trimaran Advisors, which was acquired by the Company in February 2012, and serves as investment advisor to several CLO funds. Mr. Bloom is also a Managing Partner of Trimaran Capital Partners, a manager of private investment funds. Prior to co-founding Trimaran Advisors, Mr. Bloom was a Vice Chairman of CIBC World Markets Corp. and Co-Head of the CIBC Argosy Merchant Banking Funds. Prior to joining CIBC World Markets Corp. in 1995, Mr. Bloom was a founder and Managing Director of The Argosy Group L.P. Before Argosy, Mr. Bloom was a Managing Director at Drexel Burnham Lambert Incorporated, and prior to that, he worked at Lehman Brothers Kuhn Loeb Incorporated. In addition, Mr. Bloom practiced law with Paul Weiss Rifkind Wharton & Garrison LLP. Mr. Bloom currently serves on the Board of Directors of Brite Media, Educational Services of America, Inc., El Pollo Loco, Inc. and Norcraft Companies, L.P. Mr. Bloom received his B.S. and M.B.A. from Cornell University, graduating summa cum laude, and his J.D. from Columbia University School of Law, where he was a member of the Board of Editors of the Columbia Law Review. Mr. Bloom possesses particular knowledge and experience in business management, investment banking and corporate governance that strengthen the Board’s collective qualifications, skills and experience.

Executive Officers

Edward U. Gilpin, Chief Financial Officer, Secretary and Treasurer

Mr. Gilpin joined KCAP Financial in June 2012 and has over 28 years of experience. Mr. Gilpin has also served as the Secretary of Trimaran Advisors and Chief Financial Officer and Secretary of Katonah Debt Advisors since June 2012. Prior to joining the Company, Mr. Gilpin served as the Chief Financial Officer at Associated Renewable Inc., an end-to-end full service energy consulting and carbon management company, since December 2010. From January 2008 to May 2010, he served as Executive Vice President and Chief Financial Officer of Ram Holdings, Ltd., a provider of financial guaranty reinsurance, and prior to that he was the Executive Vice President, Chief Financial Officer and Director of ACA Capital Holdings, Inc., a holding company that provided financial guaranty insurance and asset management services, from December 2000 to January 2008. Prior to joining ACA Capital, Mr. Gilpin was Vice President in the Financial Institutions Group at Prudential Securities, Inc.'s investment banking division. From 1998 to 2000, Mr. Gilpin served in the capacity of Chief Financial Officer for an ACA Capital affiliated start-up venture, developing the financial plans and spearheading the capital raising process. From 1991 to 1998, Mr. Gilpin was with MBIA, Inc., a holding company whose subsidiaries provide financial guarantee insurance, fixed-income asset management, and other specialized financial services, where he held various positions in the finance area. His most recent position with MBIA was Director, Chief of Staff for MBIA Insurance Company's President. Mr. Gilpin began his career as an Assistant Vice President in the Mutual Funds Department of BHC Securities, Inc. Mr. Gilpin holds an M.B.A. from Columbia University and a B.S. from St. Lawrence University.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined KCAP Financial in 2006 as part of its middle market team. He also joined Katonah Debt Advisors at such time. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining the Company, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CLO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Bank of America NA in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

Daniel P. Gilligan, Chief Compliance Officer

Mr. Gilligan has served the Company’s Chief Compliance Officer since 2011. He has also served as the Director of Portfolio Administration for Katonah Debt Advisors since 2005 and Vice President of Trimaran Advisors and Katonah Debt Advisors since August 2012. Mr. Gilligan joined Katonah Capital, L.L.C., a lending platform formed by affiliates of Kohlberg & Co., in 2004. Prior to joining Katonah Capital, Mr. Gilligan was a Relationship Officer in the Corporate Trust department for U.S. Bank (formerly Sate Street Corporate Trust Services) from 1999 to 2004. Prior to joining State Street in 1999, Mr. Gilligan was a Director of Management Services for Sodexho USA from 1994 – 1999. Mr. Gilligan holds a B.A. from Fairfield University.

Board of Directors

The number of directors constituting our Board of Directors is presently set at eight directors.

Our Board of Directors is divided into three classes. Class I holds office for a term expiring at the annual meeting of stockholders to be held in 2016, and Class II holds office for a term expiring at the annual meeting of stockholders to be held in 2014, and Class III holds office for a term expiring at the annual meeting of stockholders to be held in 2015. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Messrs. Stevens, Ward and Kehler’s current term expires in 2016, Messrs. Pastino, Jacobi and Bloom’s current term expires in 2014 and Messrs. Lacovara and Pearson’s current term expires in 2015. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

In fiscal year 2012, the Board of Directors met six times. Each director attended at least 75% of the total number of meetings of the Board and committees on which the director served that were held while the director was a member. Pursuant to our policy, we encourage, though we do not require, all members of the Board of Directors to attend the Company’s annual meetings of shareholders. All of the Board members attended the Company’s 2012 Annual Meeting of Shareholders.

Committees of the Board of Directors

The Board has established an Audit Committee. The Audit Committee is composed of Messrs. Pastino, Ward and Jacobi. Mr. Pastino serves as Chairman of the Audit Committee. The Audit Committee’s functions include providing assistance to the Board in fulfilling its oversight responsibility relating to the Company’s financial statements and the financial reporting process, compliance with legal and regulatory requirements, the qualifications and independence of the Company’s independent registered public accountant, the Company’s system of internal controls, the Company’s code of ethics, retaining and, if appropriate, terminating the independent registered public accountant and approving audit and non-audit services to be performed by the independent registered public accountant. The Audit Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Board has determined that all the members of the Audit Committee — Messrs. Pastino, Jacobi and Ward:

•	are independent, as independence for audit committee members is defined in Section 10A(m)(3) and Section 10C(a) of the Exchange Act and the SEC rules promulgated thereunder and Rule 5605(a)(2) and Rule 5605(b) of The Nasdaq Global Select Market listing standards;
•	meet the requirements of Item 407(d)(5) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and are audit committee financial experts; and
•	possess the requisite financial sophistication required under The Nasdaq Global Select Market listing standards.

The Audit Committee has adopted a policy under which, to the extent required by law, all auditing services and all permitted non-audit services to be rendered by the Company’s independent registered public accountant are pre-approved.

In fiscal year 2012, the Audit Committee held eight meetings.

Valuation Committee

The Board has established a Valuation Committee. The Valuation Committee is composed of Messrs. Lacovara, Stevens and Kehler. Mr. Lacovara serves as Chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full Board the fair value of debt and equity securities. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities. The Board is ultimately and solely responsible for determining the fair value of portfolio investments. The Valuation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

In fiscal year 2012, the Valuation Committee held four meetings.

Compensation Committee

The Board has established a Compensation Committee. The Compensation Committee is currently composed of Messrs. Ward, Pastino and Stevens. As determined by the Board, each of the members of the Compensation Committee is an Independent Director. Mr. Ward serves as the Chairman of the Compensation Committee. The Compensation Committee determines compensation for KCAP Financial’s executive officers, in addition to administering the Company’s equity compensation plans. The Compensation Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Compensation Committee’s functions include examining the levels and methods of compensation employed by the Company with respect to the Chief Executive Officer and non-CEO officers, making recommendations to the Board with respect to non-CEO officer compensation, reviewing and approving the compensation package of the Chief Executive Officer, making recommendations to the Board with respect to incentive compensation plans and equity-based plans, reviewing management succession plans, making administrative and compensation decisions under equity compensation plans approved by the Board and making recommendations to the Board with respect to grants thereunder, administering cash bonuses, and implementing and administering the foregoing. In accordance with its Charter, the Compensation Committee may delegate its authority to a subcommittee.

In fiscal year 2012, the Compensation Committee held five meetings.

Nominating and Corporate Governance Committee

The Board has established a Nominating and Corporate Governance Committee (the “Nominating Committee”). The Nominating Committee is currently composed of Messrs. Jacobi, Ward and Stevens, who are Independent Directors of the Company. Mr. Stevens serves as Chairman of the Nominating Committee. The Nominating Committee’s responsibilities include (i) recommending director nominees for selection by the Board; (ii) overseeing the governance of the Company; (iii) leading the Board in its annual review of the Board’s performance; (iv) recommending to the Board director nominees for each committee; and (v) recommending for approval by the Board the compensation paid to each Independent Director for serving on the Board.

In executing its power to recommend director nominees for selection by the Board, the Nominating Committee determines the requisite standards or qualifications for Board nominees. In the event that a director position is vacated or created and/or in contemplation of a shareholders’ meeting at which one or more directors are to be elected, the Nominating Committee will identify potential candidates to become members of the Board. In identifying potential candidates, the Nominating Committee may consider candidates recommended by any of the Independent Directors or by any other source the Nominating Committee deems appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Company’s expense to identify potential candidates. The Nominating Committee Charter, as approved by the Board, can be found in the Corporate Governance section of the Company’s website at www.kcapfinancial.com.

The Nominating Committee will consider qualified director nominees recommended by shareholders, on the same basis it considers and evaluates candidates recommended by other sources, when such recommendations are submitted in accordance with the Company’s bylaws and other applicable laws, rules or regulations regarding director nominations. When submitting a nomination to the Company for consideration, a shareholder must provide certain information that would be required under applicable SEC rules, including the following minimum information for each director nominee: full name, age, and address; class, series and number of shares of stock of the Company beneficially owned by the nominee, if any; the date such shares were acquired and the investment intent of such acquisition; whether such shareholder believes the individual is an “interested person” of the Company, as defined in the 1940 Act; and all other information required to be disclosed in solicitations of proxies for election of directors in an election contest or that is otherwise required. The Company has not received any recommendations from shareholders requesting consideration of a candidate for inclusion among the Nominating Committee’s slate of nominees in this proxy statement.

In considering and evaluating candidates, the Nominating Committee may take into account a wide variety of factors, including (but not limited to):

•	availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board;
•	relevant business and related industry experience;
•	educational background;
•	financial expertise;
•	experience with corporate governance matters;
•	an assessment of the candidate’s ability, judgment and expertise;
•	overall diversity of the composition of the Board;
•	the percentage of the Board represented by Independent Directors and whether a candidate would qualify as an Independent Director; and
•	such other factors as the Nominating Committee deems appropriate.

The Nominating Committee identifies nominees by first evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining new perspectives. If any member of the Board does not wish to continue in service, if the Nominating Committee or the Board decide not to nominate a member for re-election or if the Nominating Committee recommends to expand the size of the Board, the Nominating Committee identifies the desired skills and experience of a new nominee in light of the criteria set forth above. Current Independent Directors and members of the Board provide suggestions as to individuals meeting the criteria considered by the Nominating Committee. Consultants may also be engaged to assist in identifying qualified individuals. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is essential that the Board members represent diverse viewpoints and a diverse mix of the specific factors listed above.

In fiscal year 2012, the Nominating Committee held five meetings.

Limitation on Liability of Directors and Officers and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

EXECUTIVE COMPENSATION

Overview of Executive Compensation Principles

Unless otherwise indicated, the discussion and analysis below relates to compensation of executive officers of the Company.

Executive compensation in 2012 reflected both the financial market conditions as well as the Company’s solid operating performance. In determining bonus awards for 2012 and salary increases for 2013, the Compensation Committee considered the following factors:

•	Selection and maintenance of strong credit characteristics for the investment portfolio — limited defaulted assets in the investment portfolio and limited realized losses relative to the overall market for such investments;
•	Payment of a dividend substantially out of current net investment income (as may be adjusted for non-recurring items), consistent with the Company’s goal not to rely on capital gains;
•	Increase in the dividend rate during 2012, reflecting current market conditions and operating performance; and
•	Comparison to compensation levels at other similar companies operating in the financial industry.

In addition, at the Company’s 2012 Annual Meeting of the Shareholders, the Company held a non-binding stockholder vote to approve the compensation paid to its named executive officers in 2011, commonly referred to as a “say-on-pay” vote. The Company’s stockholders approved such compensation by a non-binding, advisory vote with approximately 92% of the votes submitted on the proposal voting in favor of the resolution. The Board considered the results of this vote and views this vote as confirmation that the Company’s stockholders support the Company’s executive compensation policies and decisions.

The Compensation Committee awarded 2012 performance bonuses to all of the named executive officers above or equal to their existing minimum target bonus amounts and also determined that these individuals would receive merit increases in their base salaries in 2013.

Primary Objectives

The primary objectives of the Compensation Committee of the Board with respect to executive compensation are to attract, retain and motivate the best possible executive talent. The focus is to tied short- and long-term cash and equity incentives to achievement of measurable corporate and individual performance objectives and to align executives’ incentives with stockholder value creation. To achieve these objectives, the Compensation Committee maintains compensation plans that tie a substantial portion of executives’ overall compensation to the Company’s operational performance. The structure of the executives’ base and incentive compensation is designed to encourage and reward the following:

•	sourcing and pursuing attractively priced investment opportunities;
•	participating in comprehensive due diligence with respect to the Company’s investments;
•	ensuring the most effective allocation of capital; and
•	working efficiently and developing relationships with other professionals.

Benchmarking of Compensation

Management develops the Company’s compensation plans by utilizing publicly available compensation data and subscription compensation survey data for national and regional companies in the middle market lending industry and in particular other publicly-traded, internally managed business development companies (“BDCs”). The Company believes that the practices of this group of companies provide the Company with appropriate compensation benchmarks because these companies have similar organizational structures and tend to compete with the Company for executives and other employees. For benchmarking executive compensation, the Company typically reviews the compensation data the Company has collected from the complete group of companies, as well as a subset of the data from those companies that have a similar number of employees and a similar investment portfolio as the Company.

Pay-for-Performance Philosophy

Based on management’s analyses and recommendations, the Compensation Committee has approved a pay-for-performance compensation philosophy, which is intended to bring base salaries and total executive compensation in line with approximately the fiftieth percentile of the companies with a similar number of employees represented in the compensation data the Company reviews. The Company works within the framework of this pay-for-performance philosophy to determine each component of an executive’s initial compensation package based on numerous factors, including:

•	the individual’s particular background and circumstances, including training and prior relevant work experience;
•	the individual’s role with the Company and the compensation paid to similar persons in the companies represented in the compensation data that the Company reviews;
•	the demand for individuals with the individual’s specific expertise and experience at the time of hire;
•	performance goals and other expectations for the position;
•	comparison to other executives within the Company having similar levels of expertise and experience; and
•	uniqueness of industry skills.

Setting and Assessment of Performance Goals; Role of Chief Executive Officer

The Compensation Committee has also implemented an annual performance management program, under which annual performance goals are determined and set forth in writing at the beginning of each calendar year for the Company as a whole and for each individual employee. Annual corporate goals are proposed by management and approved by the Board at the end of each calendar year for the following year. These corporate goals target the achievement of specific strategic, operational and financial milestones. Annual individual goals focus on contributions which facilitate the achievement of the corporate goals and are set during the first quarter of each calendar year. Individual goals are proposed by each employee and approved by his or her direct supervisor. The Chief Executive Officer’s goals are approved by the Compensation Committee. Annual salary increases, annual bonuses and annual restricted stock awards granted to the Company’s employees are tied to the achievement of these corporate and individual performance goals.

The performance goals for the Company’s Chief Executive Officer and other executive management are considered in the context of the performance of the broader financial industry and are as follows:

•	achievement of the Company’s dividend objectives (emphasizing both growth and stability);
•	growth of the Company’s investment portfolio;
•	maintenance of the credit quality and financial performance of the Company’s investment portfolio;
•	development of the Company’s human resources; and
•	development of the Company’s financial and information systems.

The Company believes that the current performance goals are realistic “stretch” goals that should be reasonably attainable by management.

During the fourth calendar quarter, the Company evaluates individual and corporate performance against the written goals for the recently completed year. Consistent with the Company’s compensation philosophy, each employee’s evaluation begins with a written self-assessment, which is submitted to the employee’s supervisor. The supervisor then prepares a written evaluation based on the employee’s self-assessment, the supervisor’s own evaluation of the employee’s performance and input from others within the Company. This process leads to a recommendation for annual employee salary increases, annual stock-based compensation awards and bonuses, if any, which is then reviewed and approved by the Compensation Committee. The Company’s executive officers, other than the Chief Executive Officer, submit their self-assessments to the Chief Executive Officer, who performs the individual evaluations and submits recommendations to the Compensation Committee for salary increases, bonuses and stock-based compensation awards. In the case of the Chief Executive Officer, his individual performance evaluation is conducted by the Compensation Committee, which determines his compensation changes and awards. For all employees, including the Company’s executive officers, annual base salary increases, annual stock-based compensation awards and annual bonuses, to the extent granted, are implemented during the first calendar quarter of the year. However, due to the uncertainty of federal income tax changes expected to be effective on January 1, 2013, the Compensation Committee advanced the implementation of certain of these decisions during the fourth quarter of 2012.

Our Compensation Policies and Practices as They Relate to Risk Management

In accordance with the applicable disclosure requirements, to the extent that risks may arise from the Company’s compensation policies and practices that are reasonably likely to have a material adverse effect on the Company, the Company is required to discuss those policies and practices for compensating the employees of the Company (including employees that are not named executive officers) as they relate to the Company’s risk management practices and the possibility of incentivizing risk-taking.

The Compensation Committee has evaluated the policies and practices of compensating the Company’s employees in light of the relevant factors, including the following:

•	the financial performance targets of the Company’s annual cash incentive program are the budgeted objectives that are reviewed and approved by the Board and/or the Compensation Committee;
•	bonus payouts are not based solely on corporate performance, but also require achievement of individual performance objectives;
•	bonus awards generally are not contractual entitlements, but are reviewed by the Compensation Committee and/or the Board and can be modified at their discretion;
•	the financial opportunity in the Company’s long-term incentive program is best realized through long-term appreciation of the Company’s stock price, which mitigates excessive short-term risk-taking; and
•	the allocation of compensation between cash and equity awards and the focus on stock-based compensation, primarily restricted stock awards generally vesting over a period of years, thereby mitigating against short-term risk taking.

Based on such evaluation, the Compensation Committee has determined that the Company’s policies and practices are not reasonably likely to have a material adverse effect on the Company.

Compensation Components

The Company’s compensation package consists of the following components, each of which the Company deems instrumental in motivating and retaining its executives:

Base Salary

Base salaries for the Company’s executives are established based on the scope of their responsibilities and their prior relevant background, training and experience, taking into account competitive market compensation paid by the companies represented in the compensation data the Company reviews for similar positions and the overall market demand for such executives at the time of hire. As with total executive compensation, the Company believes that executive base salaries should generally target the fiftieth percentile of the range of salaries for executives in similar positions and with similar responsibilities in companies of similar size to the Company. An executive’s base salary is also evaluated together with other components of the executive’s compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy.

Base salaries are reviewed annually as part of the Company’s performance management program and increased for merit reasons, based on the executive’s success in meeting or exceeding individual performance objectives and an assessment of whether significant corporate goals were achieved. The Company also realigns base salaries with market levels for the same positions in companies of similar size to the Company represented in the compensation data the Company reviews if necessary and if the Company identifies significant market changes in the Company’s data analysis. Additionally, the Company adjusts base salaries as warranted throughout the year for promotions or other changes in the scope or breadth of an executive’s role or responsibilities.

Annual Bonus

The Company’s compensation program includes eligibility for an annual performance-based cash bonus in the case of all executives and certain senior, non-executive employees. The amount of the cash bonus depends on the level of achievement of the stated corporate and individual performance goals. The terms of any bonus compensation that each of Messrs. Pearson, Corless, Wirth (the Company’s former Chief Financial Officer, Treasurer and Secretary), Gilpin, Gilligan and Kratzman (the Company’s former Vice President) are or were annually entitled to are set forth in each of their respective employment agreements descriptions of which are set forth below. See “Executive Compensation — Employment Agreements”.

The amounts of the annual cash bonuses paid to the Company’s named executive officers are determined by the Compensation Committee of the Board. In each case, the annual bonus award is based on the individual performance of each of these individuals and on the performance of the Company against goals established annually by the Board, after consultation with the individual. All bonuses are subject to an annual increase, solely at the discretion of the Board, and in its discretion, the Compensation Committee may award bonus payments to the Company’s executives above or below the amounts specified in their respective employment agreements.

The annual bonus awards paid to the named executive officers with respect to 2012 (shown in the “Non-Equity Incentive Plan” column of the Summary Compensation Table below) were above or equal their existing minimum target bonus amounts.

Long-Term Incentives

The Company believes that long-term performance is achieved through an ownership culture that encourages long-term participation by the Company’s executive officers in equity-based awards. The Amended and Restated 2006 Equity Incentive Plan currently allows the grant to executive officers of stock options, restricted stock or other stock-based awards. The Company typically makes an initial equity award to certain new senior level employees and annual grants as part of the Company’s overall compensation program. All grants of awards pursuant to the Amended and Restated 2006 Equity Incentive Plan are approved by the Board. Although the Company has the ability to make grants of restricted stock and options under the Amended and Restated 2006 Equity Incentive Plan, the Board currently believes that restricted stock awards are a more appropriate form of equity incentive compensation for the Company given its emphasis on growing dividend payments to its stockholders. The Amended and Restated 2006 Equity Incentive Plan is designed to allow, but not require, the grant of awards that qualify under an exception to the deduction limit of Section 162(m) of the Internal Revenue Code of 1986, as amended, for “performance-based compensation.”

Initial stock-based awards.  Executives who join the Company are awarded initial grants of options or restricted stock. Options awarded as part of these grants have an exercise price equal to the fair market value of common stock on the grant date. The vesting schedule and other terms of these awards are determined by the Board. The amount of the initial award is determined based on the executive’s position with the Company and an analysis of the competitive practices of companies similar in size to the Company represented in the compensation data that the Company reviews. The initial awards are intended to provide the executive with an incentive to build value in the organization over an extended period of time. The amount of the initial award is also reviewed in light of the executive’s base salary and other compensation to ensure that the executive’s total compensation is in line with the Company’s overall compensation philosophy. The grant date for awards for existing employees is the later of the date that the Board approved the grant or the date that the Company and the employee have reached a mutual understanding as to the amount and terms of such grant. For prospective employees, the grant date is the date upon which the Company and the employee have reached an agreement regarding the terms of employment and the terms of the award granted by the Board, and the employment has commenced (thus such date is typically the first day of employment). All of the grant dates are approved by the Board or the Compensation Committee.

Annual stock-based awards.  The Company’s practice is to make annual stock based awards as part of the Company’s overall performance management program. However, in 2012, awards of shares of the

Company’s restricted common stock were only made to one named executive officer, Mr. Gilpin, which were made in connection with his appointment as the Company’s new Chief Financial Officer. The Compensation Committee believes that stock-based awards provide management with a strong link to long-term corporate performance and the creation of stockholder value. The Company intends that the annual aggregate value of these awards be set near competitive median levels for companies represented in the compensation data the Company reviews. As is the case when the amounts of base salary and initial equity awards are determined, a review of all components of the executive’s compensation is conducted when determining annual equity awards to ensure that an executive’s total compensation conforms to the Company’s overall philosophy and objectives. A pool of stock-based awards is reserved for executives and other officers based on setting a target grant level for each employee category, with the higher ranked employees being eligible for a higher target grant. The Compensation Committee meets in the fourth quarter of each year to evaluate, review and recommend for the Board’s approval the annual stock-based award design, level of award and prospective grant date of such award for each named executive officer and the Chief Executive Officer. For promotions or new hires, the Compensation Committee approves the award in advance of the grant date, and the stock-based grant is awarded on the determined date at the Company’s closing market price per share. The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants.

Other Compensation

The Company maintains broad-based benefits and perquisites that are provided to all employees, including health, life and disability insurance and a 401(k) plan. The Company participates in a defined contribution plan for their executive officers and employees. In particular circumstances, the Company also utilizes cash signing bonuses when certain executives and senior non-executives join the Company. Such cash signing bonuses typically either vest during a period of less than a year or are repayable in full to the Company if the employee recipient voluntarily terminates employment with the Company prior to the first anniversary of the date of hire. Whether a signing bonus is paid and the amount thereof are determined on a case-by-case basis under the specific hiring circumstances. For example, the Company will consider paying signing bonuses to compensate for amounts forfeited by an executive upon terminating prior employment, to assist with relocation expenses and/or to create an additional incentive for an executive to join the Company in a position where there is high market demand.

Termination-Based Compensation

Severance.  The terms of any severance based compensation that each of Messrs. Pearson, Corless, Gilpin and Gilligan are entitled to are set forth in each of their respective employment agreements, descriptions of which are set forth below. See “Executive Compensation — Employment Agreements.” For a discussion of severance payments for Mr. Wirth, our former Chief Financial Officer, Treasurer and Secretary, and Mr. Kratzman, a former Vice President of the Company, see “Termination of Employment Provisions in Employment Agreements” below.

Acceleration of vesting of equity-based awards.  In general, all unvested options and unvested shares of restricted common stock held by an employee are forfeited immediately upon that employee’s termination, whether or not for cause. Under the Amended and Restated 2006 Equity Incentive Plan, however, the Board may, if it so chooses, provide in the case of any award for post-termination exercise provisions, including a provision that accelerates all or a portion of any award, but in no event may any award be exercised after its expiration date.

Conclusion

The compensation policies of the Company are designed to motivate and retain its senior executive officers and to ultimately reward them for outstanding individual and corporate performance.

Summary Compensation Table

The following table shows the compensation paid or accrued during the fiscal years ended December 31, 2012, December 31, 2011 and December 31, 2010 to or with respect to the Company’s named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)(2)		All Other Compensation ($)		Total ($)
Dayl W. Pearson President and Chief Executive Officer	2012	400,000	(3)	—		—	—	1,000,000		51,130	(5)	1,451,130
	2011	400,000	(4)	—		—	—	400,000	(4)	72,712		872,712	(4)
	2010	400,000	(4)	250,000	(5)	—	—	500,000	(4)	62,439		1,212,439	(4)
Edward U. Gilpin(6) Chief Financial Officer, Treasurer and Secretary	2012	350,000	(4)	—		150,000	—	400,000		58,720	(6)	958,720
Michael I. Wirth(12) former Chief Financial Officer, Treasurer and Secretary	2012	325,000		—		—	—	—		206,267	(5)	531,267
	2011	325,000	(4)	—		—	—	200,000	(4)	56,399		581,399	(4)
	2010	325,000	(4)	200,000	(5)	—	—	400,000	(4)	38,436		963,436	(4)
E.A. Kratzman(10) former Vice President; President of Katonah Debt Advisors	2012	266,667	(9)	—		—	—	—		1,156,612	(5)	1,423,279	(9)
	2011	400,000	(9)	—		500,000	—	650,000	(9)	189,528		1,739,528	(9)
	2010	400,000	(9)	—		500,000	—	1,100,000	(9)	122,890		2,122,890	(9)
R. Jon Corless Chief Investment Officer	2012	265,000	(8)	—		—	—	275,000	(4)	37,246	(5)	577,246	(4)
	2011	250,000	(5)	—		—	—	200,000	(4)	40,049		490,049	(4)
	2010	250,000	(5)	100,000	(5)	—	—	200,000	(4)	17,781		567,781	(4)
Daniel P. Gilligan(11) Chief Compliance Officer; Director of Portfolio Administration	2012	175,000	(4)(8)(9)	—		—	—	150,000		35,926	(5)	360,926	(9)
	2011	160,000	(9)	—		—	—	125,000		33,651		318,651	(9)
	2010	150,000	(9)	—		—	—	125,000		7,997		282,997	(9)

(1)	Represents the grant date fair market value of restricted stock grants in accordance with Financial Accounting Standards Board Accounting Standards Codification — Compensation — Stock Compensation (Topic 718) (January 2010) (“ASC 718”). Grant date fair value is based on the closing price of the Company’s common stock on the date of grant.
(2)	Annual performance-based cash bonus. As described in “— Compensation Discussion and Analysis — Compensation Components — Annual Bonus” above, the annual bonuses of the named executive officers are derived based on the performance of the Company and the individual executive relative to pre-established objectives for the year. The threshold, target and/or maximum amounts for the year 2012 bonus opportunity of each named executive officer are reported in the Grants of Plan-Based Awards in Year 2012 table below.
(3)	Mr. Pearson’s base salary was raised from $400,000 to $500,000 effective January 1, 2013.
(4)	With respect to these periods, Messrs. Pearson, Wirth Corless, Gilpin and Gilligan had their compensation allocated between KCAP Financial and Katonah Debt Advisors.

(5)	See the 2012 All Other Compensation Table below for a breakdown of these amounts, which consist of:
•	cash dividends on restricted stock granted;
•	amounts received pursuant to the Katonah Debt Advisors Employee Savings and Profit Sharing Plan (the “Savings Plan”);
•	contributions received pursuant to a 401(k) plan;
•	life insurance premiums; and
•	disability insurance premiums.

The Savings Plan is a 401(k) plan, and the Company matches an individual’s contribution up to a pre-set amount according to a specific formula.

2012 All Other Compensation Table

Name	Dividends on Restricted Stock ($)	Savings Plan ($)	401(k) Plan ($)	Life Insurance Premiums ($)	Disability Insurance Premiums ($)	Severance Payments ($)(13)	Total ($)
Dayl W. Pearson	11,404	27,974	5,000	84	6,668	—	51,130
Edward U. Gilpin(6)	18,124	27,974	5,000	84	7,538	—	58,720
Michael I. Wirth(12)	5,012	—	4,900	42	8,813	187,500	206,267
E.A. Kratzman(10)	177,659	—	4,900	56	2,003	971,994	1,156,612
R. Jon Corless	—	27,974	5,000	84	4,188	—	37,246
Daniel P. Gilligan(11)	—	27,974	5,000	84	2,868	—	35,926

(6)	Mr. Gilpin was named the Company’s Chief Financial Officer, Treasurer and Secretary effective June 1, 2012.
(7)	Mr. Corless’s base salary was raised from $265,000 to $275,000 effective January 1, 2013.
(8)	Mr. Gilligan’s base salary was raised from $175,000 to $200,000 effective January 1, 2013.
(9)	Messrs. Kratzman and Gilligan receive or received their salaries from Katonah Debt Advisors.
(10)	Mr. Kratzman was a named executive officer during fiscal year 2011. The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012.
(11)	Mr. Gilligan became a named executive officer during fiscal year 2010.
(12)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(13)	Represents severance benefits paid during fiscal year 2012 and severance benefits that accrued during fiscal year 2012 but were or will be paid in fiscal year 2013 and 2014. See “Executive Compensation – Potential Payments Upon Termination or Change of Control.”

Grants of Plan-Based Awards in Fiscal Year 2012

The following table shows information regarding grants of plan-based cash and equity awards during the fiscal year ended December 31, 2012 received by the named executive officers.

	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock (#)		Grant Date Fair Value of Stock ($)
Name		Threshold ($)	Target(2) ($)	Maximum ($)
Dayl W. Pearson	—	—	500,000	—	—		—
Edward U. Gilpin(5)	06/15/2012	—	400,000	—	23,847	(3)	150,000	(4)
Michael I. Wirth(6)	—	375,000	400,000	—	—		—
E.A. Kratzman(7)	—	—	1,175,000	—	—		—
R. Jon Corless	—	—	225,000	—	—		—
Daniel P. Gilligan	—	—	125,000	—	—		—

(1)	The actual bonus awards earned with respect to 2012 and paid out in the fourth quarter of 2012 are reported under “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table above. Annual performance-based bonus to Mr. Corless is allocated between KCAP Financial and Katonah Debt Advisors. Messrs. Kratzman and Gilligan receive or received their annual performance-based bonus from Katonah Debt Advisors.
(2)	Bonus awards in any year (which could potentially be greater or lesser than the target depending on the terms of each named executive officer’s employment agreement with the Company) are determined by the Compensation Committee of the Board and are based on performance of the individual and that of the Company against goals established annually by the Board.
(3)	Awards of restricted stock granted under the Amended and Restated 2006 Equity Incentive Plan. In accordance with the terms of his employment agreement with the Company, the shares of restricted stock granted to Mr. Gilpin will vest in two equal installments on the third and fourth anniversaries of June 15, 2012.
(4)	Represents the grant date fair value of the shares of restricted stock in accordance with ASC 718. Grant date fair value of the shares of restricted stock is based on the closing price of the Company’s common stock on the date of grant.
(5)	Mr. Gilpin was named the Company’s Chief Financial Officer, Treasurer and Secretary effective June 1, 2012.
(6)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(7)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012.

Employment Agreements

The Company and/or Katonah Debt Advisors entered into employment agreements with Messrs. Pearson, Wirth (our former Chief Financial Officer, Secretary and Treasurer), Gilpin, Corless, Kratzman (our former Vice President) and Gilligan. Each of Messrs. Pearson, Wirth (our former Chief Financial Officer, Secretary and Treasurer), Gilpin and Corless received or receive his salary, bonus, stock awards and benefits pursuant to their employment agreements with the Company. Messrs. Kratzman (our former Vice President) and Gilligan received or receive their salary, bonus and benefits pursuant to employment agreements with Katonah Debt Advisors. Effective December 31, 2011, the employment agreement between the Company and Mr. Kratzman was terminated.

The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate service with the Company on July 1, 2012. Pursuant to Mr. Wirth’s employment agreement with the Company, he continued to receive his salary, and the Company continued to contribute to the premium cost of his health insurance, until December 31, 2012. In addition, Mr. Wirth received a pro rated bonus of $187,500 for 2012, which was paid to him on January 31, 2013. Finally, Mr. Wirth’s remaining unvested restricted stock vested in accordance with its terms on July 1, 2012. For a discussion of payments made to Messrs. Wirth and Kratzman pursuant to their employment agreements upon their separation from the Company and/or Katonah Debt Advisors, See “Potential Payment Upon Termination or Change of Control.”

The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012. Pursuant to Mr. Kratzman’s employment agreement with Katonah Debt Advisors, he continued to receive his salary, and Katonah Debt Advisors continued to contribute to the premium cost of his health insurance, until February 28, 2013. Mr. Kratzman was paid an additional amount of $20,000 in October 2012 in connection with his termination of employment. In addition, Mr. Kratzman received a pro rated bonus of $433,333 for his services through August 28, 2012, a pro rated bonus for 2013 of $195,833 for the period from August 29, 2012 through December 31, 2012, a pro rated bonus of $97,917 for the period from January 1, 2013 through February 28, 2013, and a pro rated salary of $200,000 for the six month period following his discontinued service, each of which was paid to him on March 4, 2013. Mr. Kratzman also received COBRA reimbursements in the amount of $24,911, which was paid to him on March 4, 2013. Finally, Mr. Kratzman forfeited his remaining unvested restricted stock upon his termination of employment.

Employment Agreements with Dayl W. Pearson, Edward U. Gilpin and R. Jon Corless

On June 1, 2012, Mr. Gilpin entered into an employment agreement with the Company providing for an initial term ending on December 31, 2013, subject to automatic one-year renewals thereafter (unless either party provides prior written notice not later than 30 days prior to the expiration of the term of his or its decision not to extend the term of employment). Under the employment agreement, Mr. Gilpin is entitled to receive an annual base salary of $350,000 (subject to increase from time to time in the discretion of the Board of Directors) and an annual cash bonus of not less than $400,000 for 2012 to be paid on or before January 31, 2013. Subsequently, Mr. Gilpin will be eligible to earn annual performance-based cash bonuses with a targeted amount of $400,000 to be paid on or before January 31 of the succeeding calendar year based on his performance and that of the Company against goals established annually by the Board. In addition, Mr. Gilpin will be entitled to receive a one-time grant of restricted shares of the Company’s stock having a value of $150,000 on the date of grant pursuant to the Company’s 2006 Amendment and Restated Equity Incentive Plan, and will be eligible to participate in all employee benefit plans of the Company available to employees. The employment agreement also provides that if Mr. Gilpin’s employment is terminated by the Company without cause or by him for good reason (each as defined in Mr. Gilpin’s employment agreement) or as a result of death or disability, he (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, twelve months after such termination); provided that the Company may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company releases Mr. Gilpin from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; (iv) any unpaid guaranteed bonus; (v) any bonus compensation to which he is entitled in respect of the year of termination, prorated to the date of termination; and (vi) in the case of a termination by the Company without cause or by Mr. Gilpin for good reason, continued annual bonuses at 50% of the target amount during the period of base salary continuation, pro rated with respect to partial years, all on the condition that he sign a release of claims and subject to his compliance with his non-compete, non-solicitation, and confidentiality obligations. In addition, following a change in control, Mr. Gilpin will be entitled to the benefits described above if he terminates for any reason in the 90 days after the change in control, and the Company’s ability to elect to cease the continuation of base salary and contributions to health insurance premiums applies after twelve months rather than six months. A change in control is defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent Board of Directors (or successors designated thereby) to constitute a majority of the Company’s Board of Directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets.

As amended on June 27, 2012, each of the employment agreements of Messrs. Pearson and Corless with the Company provides for an initial term ending on December 31, 2013 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under their respective employment agreements, Messrs. Pearson and Corless are entitled to receive an annual base salary of $400,000 and $265,000, respectively, and are eligible to earn annual discretionary performance-based cash bonuses with targeted amounts of $500,000 and $225,000, respectively, to be paid, in each case, on or about January 31 of the succeeding calendar year. As amended, the employment agreements provide that if the executive’s employment is terminated by the Company without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement (or, if greater, six months after such termination); provided, that if the remaining term of the agreement exceeds six months, the Company may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as the Company releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he is terminated by the Company within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of the Company’s common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

Employment Agreement with Daniel P. Gilligan

As amended on June 27, 2012, Mr. Gilligan’s employment agreement with Katonah Debt Advisors provides for an initial term ending on December 31, 2013 (subject to automatic one-year renewals thereafter as provided in their previous agreements) unless either party provides prior written notice (not later than 30 days prior to the expiration of the term) of his or its decision not to extend the term of the employment agreement. Under the employment agreement, Mr. Gilligan is entitled to receive an annual base salary of $175,000 and is eligible to earn an annual discretionary bonus, which shall be targeted at $125,000, to be paid, in each case, on or about January 31 of the succeeding calendar year. The employment agreement provides that if the executive’s employment is terminated by Katonah Debt Advisors without cause or by the executive for good reason (each as defined in the applicable employment agreement) or as a result of death or disability, the executive (or his designated beneficiary or estate) will be entitled to receive (i) his base salary and contributions toward health insurance premiums for the remaining term of the agreement; provided, that if the remaining term of the agreement exceeds six months, Katonah Debt Advisors may elect to cease continuation of base salary and contributions toward health insurance premiums at any point following the six-month anniversary of such termination so long as Katonah Debt Advisors releases the executive from his remaining non-competition and non-solicitation obligations as of such date; (ii) any base salary earned but not paid through the date of termination; (iii) vacation time accrued but not used to that date; and (iv) any bonus compensation to which the executive is entitled in respect of the year of termination, prorated to the date of termination, all on the condition that the executive sign a release of claims. In addition to the benefits described above, the executive will be entitled to a further six months of base salary and contributions toward health insurance premiums (i.e., for a total of one year) if he is terminated by Katonah Debt Advisors within 90 days following a change in control involving the Company (defined to include the acquisition by any person (or group) of the beneficial ownership of 33% or more of the then outstanding shares of common stock or the voting power of the Company’s then outstanding voting securities; the failure of the incumbent board of directors (or successors designated thereby) to constitute a majority of the Company’s board of directors; the approval by shareholders of a merger, consolidation or other reorganization transaction in which the Company’s shareholders do not, at closing, own more than 50% of the combined voting power of the surviving entity; and a liquidation or dissolution of the Company or a sale of all or substantially all of its assets).

Outstanding Equity Awards at 2012 Fiscal Year-End

The following table shows unvested stock awards outstanding on December 31, 2012, the last day of the Company’s fiscal year, held by each of the named executive officers. There were no stock options awards held by any of the named executive officers outstanding on December 31, 2012.

Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)
Dayl W. Pearson	—	—
Edward U. Gilpin(2)	23,847	219,154
Michael I. Wirth(3)	—	—
E.A. Kratzman(4)	—	—
R. Jon Corless	—	—
Daniel. P. Gilligan	—	—

(1)	Computed by multiplying the number of unvested outstanding shares of restricted stock by $9.19, the closing market price of the Company’s common stock on December 31, 2012, the end of the last completed fiscal year.
(2)	Mr. Gilpin was named the Company’s Chief Financial Officer, Treasurer and Secretary effective June 1, 2012.
(3)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(4)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012.

Option Exercises and Stock Vested in Fiscal Year 2012

The named executive officers did not hold or exercise any stock options during the fiscal year ended December 31, 2012. The shares of restricted stock held by the named executive officers that vested in the fiscal year ended December 31, 2012 are set forth in the table below.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting ($)(2)
Dayl W. Pearson	20,866	132,000
Edward U. Gilpin(3)	—	—
Michael I. Wirth(4)	8,354	52,797
E.A. Kratzman(5)	63,331	381,997
R. Jon Corless	—	—
Daniel P. Gilligan	—	—

(1)	Represents shares of restricted stock that vested on June 13, 2012 for Messrs. Pearson and Wirth. Represents 20,866 shares and 42,445 shares of restricted stock that vested on June 13, 2012 and August 5, 2012, respectively, for Mr. Kratzman.
(2)	Computed by multiplying the number of shares of restricted stock that vested by $6.32, the closing market price of the Company’s common stock on June 13, 2012, the vesting date for Messrs. Pearson and Wirth and $6.32 and $5.89, the closing price on the Company’s common stock on June 13, 2012 and August 5, 2012, respectively, for Mr. Kratzman.
(3)	Mr. Gilpin was named the Company’s Chief Financial Officer, Treasurer and Secretary effective June 1, 2012.
(4)	The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012.
(5)	The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012.

Pension Benefits

The Company does not have any defined benefit pension plans.

Nonqualified Deferred Compensation

The Company does not have any defined contribution or other plans that provide for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change of Control

Termination of Employment and Change of Control Arrangements

Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan

Under the Amended and Restated 2006 Equity Incentive Plan, in the event of a Covered Transaction (as defined below), all outstanding, unexercised options, restricted stock awards and other stock-based awards granted under the Amended and Restated 2006 Equity Incentive Plan will terminate and cease to be exercisable, and all other awards to the extent not fully vested (including awards subject to conditions not yet satisfied or determined) will be forfeited, provided that the Board may in its sole discretion on or prior to the effective date of the Covered Transaction take any (or any combination of) the following actions, as to some or all outstanding awards:

•	make any outstanding option exercisable in full;
•	remove any performance or other conditions or restrictions on any award;
•	in the event of a Covered Transaction under the terms of which holders of the shares of the Company will receive upon consummation thereof a payment for each such share surrendered in the Covered Transaction (whether cash, non-cash or a combination of the foregoing), make or provide for a payment (with respect to some or all of the awards) to the participant equal in the case of each affected award to the difference between (A) the fair market value of a share of common stock times the numbers of shares subject to such outstanding award (to the extent then exercisable at prices not in excess of the fair market value) and (B) the aggregate exercise price of all shares subject to such outstanding award, in each case on such payment terms (which need not be the same as the terms of payment to holders of shares) and other terms, and subject to such conditions, as the Board determines; and
•	with respect to an outstanding award held by a participant who, following the Covered Transaction, will be employed by or otherwise providing services to an entity which is a surviving or acquiring entity in the Covered Transaction or any affiliate of such an entity, at or prior to the effective time of the Covered Transaction, in its sole discretion and in lieu of the action described in the three preceding bullets, arrange to have such surviving or acquiring entity or affiliate assume any award held by such participant outstanding hereunder or grant a replacement award which, in the judgment of the Board is substantially equivalent to any award being replaced.

Under the Amended and Restated 2006 Equity Incentive Plan, a “Covered Transaction” is a (i) sale of shares of the Company’s common stock, consolidation, merger, or similar transaction or series of related transactions in which KCAP Financial is not the surviving corporation or which results in the acquisition of all or substantially all of the Company’s then outstanding shares of common stock by a single person or entity or by a group of persons and/or entities acting in concert; (ii) a sale or transfer of all or substantially all of the Company’s assets; or (iii) a dissolution or liquidation of the Company. Where a Covered Transaction involves a tender offer that is reasonably expected to be followed by a merger described in clause (i) (as determined by the Board), the Covered Transaction shall be deemed to have occurred upon consummation of the tender offer.

Termination of Employment Provisions in the Company’s Amended and Restated 2006 Equity Incentive Plan

Unless the Board expressly provides otherwise, immediately upon the cessation of employment or services of a participant in the Amended and Restated 2006 Equity Incentive Plan, all awards to the extent not already vested terminate and all awards requiring exercise cease to be exercisable and terminate, except that:

•	When a participant’s employment or services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate and unvested restricted stock is forfeited;
•	For vested options held by a participant immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the participant’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of employment or services; and
•	In all other cases, all vested options held by the participant immediately prior to the cessation of his or her employment, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of employment or services.

Under the Amended and Restated 2006 Equity Incentive Plan, “Cause” has the same meaning as provided in the employment agreement between the participant and the Company or its affiliate, provided that if the participant is not a party to any such agreement, “Cause” means (i) the participant’s chronic alcoholism or drug addiction; (ii) fraud, embezzlement, theft, dishonesty, or any deliberate misappropriation of any material amount of money or other assets or property of the Company or any of its affiliates by the participant; (iii) willful failure to perform, or gross negligence in the performance of, the participant’s duties and responsibilities to the Company and its affiliates; (iv) the participant’s material breach of any agreement between the participant and the Company or its affiliates, except where the breach is caused by incapacity or disability of the participant; (v) a charge, indictment or conviction of, or plea of nolo contendere by, the participant to a felony or other crime involving moral turpitude; (vi) the participant’s material breach of his fiduciary duties as an officer, trustee or director of the Company or any of its affiliates; (vii) the participant’s willful refusal or failure to carry out a lawful and reasonable written directive of the Board or its designee, which failure or refusal does not cease within 15 days after written notice of such failure is given to the participant by the Company; or (viii) the participant’s willful misconduct which has, or could be reasonably expected to have, a material adverse effect upon the business, interests or reputation of the Company or any of its affiliates.

The Board may provide in the case of any award for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former employee (or, in the case of a former employee who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the award not exercisable immediately prior to termination of employment or other service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of employment or services.

Termination of Employment Provisions in Employment Agreements

The termination provisions are set forth in the discussion of the employment agreements above.

The following table sets forth estimated payment obligations to each of the named executive officers, assuming a termination on December 31, 2012.

Name	Termination by Company Without Cause or by Employee for Good Reason ($)(1)	Termination by Company for Cause ($)	Change of Control ($)	Voluntary Termination ($)(2)	Disability ($)	Death ($)
Dayl W. Pearson
Severance Payment	400,000	—	850,000	—	400,000	400,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	450,000	—	450,000	—	450,000	450,000
Accrued and unused vacation time(3)	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769	0 - 30,769
Insurance benefits(4)	27,072	—	27,072	—	27,072	27,072
TOTAL:	877,072 - 907,841	0 - 30,769	1,327,072 - 1,357,841	0 - 30,769	877,072 - 907,841	877,072 - 907,841
Edward U. Gilpin(5)
Severance Payment	350,000	—	750,000	—	350,000	350,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	400,000	—	400,000	—	400,000	400,000
Accrued and unused vacation time(3)	0 - 26,923	0 - 26,923	0 - 26,923	0 - 26,923	0 - 26,923	0 - 26,923
Insurance benefits(4)	27,072	—	27,072	—	27,072	27,072
TOTAL:	777,072 - 803,995	0 - 26,923	1,177,072 - 1,203,995	0 - 26,923	777,072 - 803,995	777,072 - 803,995
R. Jon Corless
Severance Payment	265,000	—	465,000	—	265,000	265,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	200,000	—	200,000	—	200,000	200,000
Accrued and unused vacation time(3)	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385	0 - 20,385
Insurance benefits(4)	27,072	—	27,072	—	27,072	27,072
TOTAL:	492,072 - 512,457	0 - 20,385	692,072 - 712,457	0 - 20,385	492,072 - 512,457	492,072 - 512,457
Daniel P. Gilligan
Severance Payment	175,000	—	300,000	—	175,000	175,000
Base Salary	—	—	—	—	—	—
Accrued and unpaid base salary	—	—	—	—	—	—
Accrued and unpaid bonus	125,000	—	125,000	—	125,000	125,000
Accrued and unused vacation time(3)	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462	0 - 13,462
Insurance benefits(4)	27,072	—	27,072	—	27,072	27,072
TOTAL:	327,072 - 340,534	0 - 13,462	452,072 - 465,534	0 - 13,462	327,072 - 340,534	327,072 - 340,534

(1)	This column reflects payments to the employee for base salaries and health insurance premiums for the remaining term of their employment agreements.
(2)	Voluntary termination other than for good reason.
(3)	Accrued and unused vacation time is a range of minimum and maximum amounts payable, depending on the amount of vacation time used at the time of termination.
(4)	Insurance benefits are based on the December 2012 monthly payment for health and dental coverage.

(5)	Mr. Gilpin was named the Company’s Chief Financial Officer, Treasurer and Secretary effective June 1, 2012.

The Company and Mr. Wirth mutually agreed that Mr. Wirth would separate from service with the Company on July 1, 2012. Pursuant to Mr. Wirth’s employment agreement with the Company, he continued to receive his salary, and the Company continued to contribute to the premium cost of his health insurance, until December 31, 2012. In addition, Mr. Wirth received a pro rated bonus of $187,500 for 2012, which was paid to him on January 31, 2013. Finally, Mr. Wirth’s remaining unvested restricted stock vested in accordance with its terms on July 1, 2012.

The Company and Mr. Kratzman agreed that he would no longer serve as Vice President of the Company effective April 17, 2012. Katonah Debt Advisors and Mr. Kratzman mutually agreed that Mr. Kratzman would separate from service with Katonah Debt Advisors effective August 28, 2012. Pursuant to Mr. Kratzman’s employment agreement with Katonah Debt Advisors, he continued to receive his salary, and Katonah Debt Advisors continued to contribute to the premium cost of his health insurance, until February 28, 2013. Mr. Kratzman was paid an additional amount of $20,000 in October 2012 in connection with his termination of employment. In addition, Mr. Kratzman received a pro rated bonus of $433,333 for his services through August 28, 2012, a pro rated bonus for 2013 of $195,833 for the period from August 29, 2012 through December 31, 2012, a pro rated bonus of $97,917 for the period from January 1, 2013 through February 28, 2013, and a pro rated salary of $200,000 for the six month period following his discontinued service, each of which was paid to him on March 4, 2013. Mr. Kratzman also received COBRA reimbursements in the amount of $24,911, which was paid to him on March 4, 2013. Finally, Mr. Kratzman forfeited his remaining unvested restricted stock upon his termination of employment.

Compensation Committee Interlocks and Insider Participation

During 2012, none of the Company’s executive officers served on the board of directors (or a compensation committee thereof or other board committee performing equivalent functions) of any entities that had one or more executive officers serve on the Compensation Committee of the Board or the Board. No current or past executive officers or employees of the Company or its subsidiaries serve on the Compensation Committee of the Board. During 2012, the following directors served on the Compensation Committee of the Company’s Board: Gary Cademartori (Chair), C. Turney Stevens and Albert G. Pastino.

Director Compensation in Fiscal Year 2012

The following table sets forth a summary of the compensation earned by the Company’s directors (other than Mr. Pearson, who is also a named executive officer and whose compensation is reflected in the Summary Compensation Table above) in 2012:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)(3)	All Other Compensation ($)	Total ($)
Independent Directors
Gary Cademartori(4)	69,000	6,290	—	—	75,290
C. Michael Jacobi	61,500	6,290	—	—	67,790
Albert G. Pastino	77,000	6,290	—	—	83,290
C. Turney Stevens	68,500	6,290	—	—	74,790
Christopher Lacovara	94,000	6,290	—	—	100,290
Non-Independent Director
Jay R. Bloom	—	—	—	—	—
Dean C. Kehler	—	—	—	—	—
Samuel P. Frieder(5)	—	—	—	—	—

(1)	On June 15, 2012, each of Messrs. Cademartori, Jacobi, Pastino, Stevens and Lacovara was granted an award of 1,000 shares of restricted stock under the Amended and Restated Non-Employee Director Plan. Each of these awards had a grant date fair value of $6,290. The number of unvested restricted stock units held by each director listed in the table above at March 1, 2013 was as follows: Mr. Cademartori (500); Mr. Jacobi (500), Mr. Pastino (500), Mr. Stevens (500), Mr. Lacovara (500), Mr. Bloom (0), Mr. Kehler (0), Mr. Frieder (0).
(2)	As of March 11, 2013, such directors had the following aggregate vested and unvested option awards outstanding.

Name	Option Awards Outstanding (#)
Gary Cademartori(4)	15,000
C. Michael Jacobi	5,000
Albert G. Pastino	15,000
C. Turney Stevens	15,000
Christopher Lacovara	—
Samuel P. Frieder	—

Such awards consist of an option to purchase 5,000 shares granted to each of the Independent Directors on each of June 13, 2008, June 13, 2009 and July 22, 2010. The exercise prices of such options are $11.97, $4.93 and $4.83 per share, respectively, and each such option expires on the 10th anniversary of the applicable grant date. All of such option awards have fully vested.

(3)	Amounts reflect the grant date fair value of stock options in accordance with ASC 718. Grant date fair value is based on the Binary Option Pricing Model (American, call option) pricing model for use in valuing stock options. Assumptions used in the calculation of these amounts are shown in Note 10, “Equity Incentive Plan — Stock Options,” to our audited consolidated financial statements included in our 2012 Annual Report on Form 10-K, filed with the SEC on March 18, 2013 (File No. 814-00735).
(4)	Mr. Cademartori will not continue as director following the Annual Meeting.
(5)	Mr. Frieder resigned as a director effective February 29, 2012.

Director Compensation Policy

As compensation for serving on the Board, each of the Independent Directors who served in such capacity in 2012 received an annual fee of $60,000 and the non-executive Chairman of the Board of Directors received an additional annual fee of $40,000. In addition, each of the Independent Directors receives $1,500 per Board meeting attended in person and $750 per Board meeting attended telephonically. Employee directors and Non-Independent Directors do not receive compensation for serving on the Board. Independent Directors who serve on Board committees receive cash compensation in addition to the compensation they receive for service on the Board. The chairperson of the Company’s Audit Committee receives an additional $10,000 per year, the lead independent director receives an additional $5,000 per year, and the chairperson of each other committee of the Board receives an additional $5,000 per year and all committee members receive an additional $500 for each committee meeting they attend. The Company also reimburses its directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board.

Pursuant to the Amended and Restated Non-Employee Director Plan, the Independent Directors and other directors who are not officers or employees of the Company (“Non-Employee Directors”) may be issued restricted stock as a portion of their compensation for service on the Board in accordance with the terms of exemptive relief granted by the SEC in August 2008. A description of the Amended and Restated Non-Employee Director Plan is provided under “— Equity Incentive Plans — 2008 Non-Employee Director Plan” below.

Equity Incentive Plans

Amended and Restated 2006 Equity Incentive Plan

Under the Amended and Restated 2006 Equity Incentive Plan and the exemptive relief, the Company may grant options to acquire shares and other share-based awards, including without limitation restricted shares and options to acquire restricted shares. There are 2,000,000 shares of common stock currently reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. As of March 11, 2013, 29,757 shares of restricted stock were outstanding, 376,693 shares of restricted stock had vested, 257,770 shares of restricted stock had been forfeited, no options were outstanding and 1,593,550 shares were available for future grants under the Amended and Restated 2006 Equity Incentive Plan.

In accordance with the terms of the Amended and Restated 2006 Equity Incentive Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated 2006 Equity Incentive Plan, but has retained the authority to make grants. In accordance with the provisions of the Amended and Restated 2006 Equity Incentive Plan, the Compensation Committee will determine the terms of options and other awards, including:

•	the determination of which employees will be granted options, restricted stock and other awards;
•	the number of shares subject to options, shares of restricted stock and other awards;
•	the exercise price of each option, which may not be less than fair market value (or, if no fair market value exists at the time of issuance, the current net asset value) of the shares subject to the award on the date of grant;
•	the schedule upon which options become exercisable or upon which a restricted stock award vests (including any performance criteria applicable to restricted stock awards);
•	the termination or cancellation provisions applicable to options and restricted stock awards;
•	the terms and conditions of other awards, including conditions for repurchase, termination or cancellation, issue price and repurchase price; and
•	all other terms and conditions upon which each award may be granted in accordance with the Amended and Restated 2006 Equity Incentive Plan.

No participant may receive awards of options for over 1,000,000 shares of common stock or over 500,000 shares of restricted stock in any fiscal year. The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan may not exceed 10% of the outstanding shares on June 13, 2008, the effective date of the Amended and Restated 2006 Equity Incentive Plan, plus 10% of the number of shares issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated 2006 Equity Incentive Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.

The Board or any committee to which the Board delegates authority may, with the consent of any adversely affected Amended and Restated 2006 Equity Incentive Plan participants and to the extent permitted by law, reprice or otherwise amend outstanding awards consistent with the terms of the Amended and Restated 2006 Equity Incentive Plan. No share may be repriced other than in accordance with the 1940 Act and the applicable shareholder approval requirements of The Nasdaq Global Select Market.

In the case of a stock dividend, stock split, recapitalization or other similar change, the number and kind of shares subject to options, shares of restricted stock and other stock-based awards then outstanding or subsequently granted under the Amended and Restated 2006 Equity Incentive Plan, the exercise price of such awards, the maximum number of shares that may be delivered under the Amended and Restated 2006 Equity Incentive Plan, and other relevant provisions shall be appropriately adjusted by the Board. The Board may also adjust the number of shares subject to outstanding awards, the exercise price of outstanding awards, and the terms of outstanding awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, consolidations or mergers, acquisitions or dispositions of securities or property (with the exception of those that qualify as “Covered Transaction,” in which case the Board may take any one or more of the actions described above under “— Potential Payments Upon Termination or Change of Control — Termination of Employment and Change of Control Arrangements — Change of Control Arrangements in the Company’s Amended and Restated 2006 Equity Incentive Plan”), or any other event if it is determined by the Board that such adjustment is appropriate to avoid distortion in the operation of the Amended and Restated 2006 Equity Incentive Plan. However, the exercise price of options granted under the Amended and Restated 2006 Equity Incentive Plan will not be adjusted unless the Company receives an exemptive order from the SEC or written confirmation from the SEC staff that the Company may do so.

Amended and Restated Non-Employee Director Plan

The 2008 Non-Employee Director Plan was originally adopted by the Board and was approved by a vote of the Company’s shareholders at the 2008 Annual Shareholder Meeting (the “Prior Plan”). Effective June 10, 2011, the Prior Plan was amended and restated in accordance with a resolution of the Board and approved by a vote of the Company’s shareholders at the 2011 Annual Shareholder Meeting (as amended, the “Amended and Restated Non-Employee Director Plan”). Pursuant to such amendment, the Company is permitted to issue restricted stock, and is no longer permitted to issue any options for common stock, of the Company to Non-Employee Directors. Options granted to Non-Employee Directors prior to the effectiveness of the Amended and Restated Non-Employee Director Plan remain outstanding in accordance with the terms of the Amended and Restated Non-Employee Director Plan. There are 100,000 shares of common stock currently reserved for issuance under the Amended and Restated Non-Employee Director Plan. As of March 11, 2013, 50,000 shares were subject to outstanding options, and there were no additional options available for future grants under the Amended and Restated Non-Employee Director Plan. Any options outstanding as of the date of the 2011 Annual Shareholder Meeting are governed in all respects by the terms of the Prior Plan.

Under the Amended and Restated Non-Employee Director Plan, the Non-Employee Directors automatically receive 1,000 shares of restricted stock on the date of each annual meeting of shareholders during the term of the plan. The shares immediately vest as to one-half of the restricted stock grant and as to the remaining one-half of the restricted stock grant on the earlier of (i) the first anniversary of such grant, or (ii) the date immediately preceding the next annual meeting of shareholders (or meeting in lieu of the annual meeting of shareholders), so that vesting for one hundred percent (100%) of the restricted stock grant occurs one year after the date of grant; provided that the participant is then and since the date of grant has continuously been a Non-Employee Director. In addition, a Non-Employee Director who is appointed to serve on the Board outside of the annual election cycle would automatically be granted a pro rata portion of the restricted stock grant on the date of such appointment to the Board. The grants of restricted stock to Non-Employee Directors under the Amended and Restated Non-Employee Director Plan are automatic (subject to the authority of the Board to prevent or limit the granting of restricted stock).

In accordance with the terms of the Amended and Restated Non-Employee Director Plan, the Board has authorized the Compensation Committee to administer the Amended and Restated Non-Employee Director Plan.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service (unless upon such termination or within 90 days thereafter such Non-Employee Director becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director), all awards of restricted stock, to the extent not already vested, will be forfeited. However, if the Non-Employee Director ceases providing services as a Non-Employee Director but within 90 days of such cessation becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director, such person shall vest in any unvested restricted shares on the later of (i) the next annual shareholders meeting (in accordance the terms of the Amended and Restated Non-Employee Director Plan) or (ii) the date on which such person becomes an officer or employee of the Company or rejoins the Board as a Non-Employee Director.

Unless the Board expressly provides otherwise, immediately upon the cessation of the Non-Employee Director’s service, all options awarded under the Prior Plan, to the extent not already vested, terminate, except that:

•	When the Non-Employee Director’s services are ceased for Cause (as defined below), all options, vested and unvested, immediately terminate;
•	For vested options held by the Non-Employee Director immediately prior to his or her death, to the extent then exercisable, the options remain exercisable for the lesser of a period of 180 days following the Non-Employee Director’s death or the period ending on the latest date on which those options could have been exercised had there been no cessation of services; and
•	In all other cases, all vested options held by the Non-Employee Director immediately prior to the cessation of his or her services, to the extent then exercisable, remain exercisable for the lesser of a period of 90 days or the period ending on the latest date on which that option could have been exercised had there been no cessation of services.

Under the Prior Plan, “Cause” means (i) commission of a felony or of a crime involving moral turpitude, (ii) gross dereliction of duty or (iii) any breach of duty that is materially injurious to the business or reputation of the Company.

The Board may provide in the case of any option award granted under the Prior Plan for post-termination exercise provisions different from those set forth above, including, without limitation, terms allowing a later exercise by a former Non-Employee Director (or, in the case of a former Non-Employee Director who is deceased, the person or persons to whom the award is transferred by will or the laws of descent and distribution) as to all or any portion of the option award not exercisable immediately prior to termination of service, but in no case may an award be exercised after the latest date on which it could have been exercised had there been no cessation of services.

The Amended and Restated Non-Employee Director Plan has provisions relating to stock dividends, stock splits, recapitalizations or other changes to outstanding awards, and “Covered Transactions” analogous to those described under “— Amended and Restated 2006 Equity Incentive Plan” above.

Equity Compensation Plan Information

The following table summarizes certain information regarding the Amended and Restated 2006 Equity Incentive Plan and the Amended and Restated Non-Employee Director Plan as of December 31, 2012:

Plan Category	Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity Compensation Plans Approved by Security Holders	60,000	7.24	1,624,550	(1)(2)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	60,000	7.24	1,624.550

(1)	Subject to the following additional limitations: The aggregate number of shares of restricted stock that may be issued under the Amended and Restated 2006 Equity Incentive Plan, the Amended and Restated Non-Employee Director Plan, and any other Company executive compensation plan, collectively, may not exceed 10% of the outstanding shares of the Company on the effective date of the Amended and Restated Non-Employee Director Plan, plus 10% of the number of shares of the Company’s common stock issued or delivered by the Company (other than pursuant to compensation plans) during the term of the Amended and Restated Non-Employee Director Plan. No one person may be granted more than 25% of the shares of restricted stock reserved for issuance under the Amended and Restated 2006 Equity Incentive Plan. For purposes of calculating compliance with this limit, the Company will count as restricted stock all shares of the Company’s common stock that are issued pursuant to the Amended and Restated Non-Employee Director Plan less any shares that are forfeited back to the Company and cancelled as a result of forfeiture restrictions not lapsing. In addition, the amount of voting securities that would result from the exercise of all of the Company’s outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 25% of the outstanding voting securities of the Company, except that if the amount of voting securities that would result from the exercise of all the Company’s outstanding warrants, options and rights issued to the Company’s directors, officers and employees, together with any restricted stock issued by the Company, would exceed 15% of the outstanding voting securities of the Company, the total amount of voting securities that would result from the exercise of all outstanding warrants, options and rights, together with any restricted stock issued by the Company, at the time of issuance may not exceed 20% of the outstanding voting securities of the Company.
(2)	The 1,593,550 shares issuable under the Company’s Amended and Restated 2006 Equity Incentive Plan may be issued in the form of options, restricted stock or other stock-based awards. The 31,000 shares issuable under the Company’s Amended and Restated Non-Employee Director Plan may currently be issued in the form of restricted stock.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company is prohibited under the 1940 Act from participating in certain transactions with certain of its affiliates without meeting certain requirements, such as the prior approval of the Independent Directors and, in some cases, the SEC. The affiliates with which the Company may be prohibited from transacting include its officers, directors and employees and any person who owns 5% or more of our outstanding voting securities or controlling or under common control with the Company.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

No person is deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of May 22, 2013, information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;
•	each of our directors and each named executive officer; and
•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and includes voting or investment power with respect to the securities. Common stock subject to options that are currently exercisable or exercisable within 60 days of May 22, 2013 are deemed to be outstanding and beneficially owned by the person holding such options. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 33,293,674 shares of our common stock outstanding as of May 22, 2013.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares beneficially owned by the shareholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o KCAP Financial Inc., 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name and Address	Number of Shares	Percentage of Class	Dollar Range of Equity Securities(1)
Directors and Executive Officers:
Independent Directors
C. Michael Jacobi(2)	31,167	*	$	>100,000
Christopher Lacovara(3)	578,134	1.9%	$	>100,000
Albert G. Pastino(2)	21,497	*	$	>100,000
C. Turney Stevens(2)	18,500	*	$	>100,000
John A. Ward	*	*		$—
Non-Independent Directors
Jay R. Bloom(4)	1,800,000	5.6%	$	>100,000
Dean C. Kehler(5)	2,000,000	6.3%	$	>100,000
Dayl W. Pearson(6)	194,391	*	$	>100,000
Executive Officers
R. Jon Corless(7)	52,543	*	$	>100,000
Daniel P. Gilligan(8)	36,830	*	$	>$100,000
Edward U. Gilpin(9)	79,403	*	$	>100,000
Directors and Executive Officers as a Group (11 persons)	4,812,465	14.5%

*	Less than 1%.
(1)	Based on the closing price of the Company’s common stock on March 11, 2013 ($10.71)
(2)	Includes (a) 15,000 shares of common stock issuable pursuant to options granted under the 2008 Non-Employee Director Plan that are currently exercisable to each of Messrs. Jacobi, Pastino and Stevens; and (b) 2,000 shares of common stock issuable as restricted stock granted under the Amended and Restated Non-Employee Director Plan to each of Messrs. Jacobi, Pastino and Stevens.
(3)	Excludes shares of common stock held by the KKAT Entities. Mr. Lacovara is a member of the KKAT Entities and therefore may have a pecuniary interest in certain of the shares held by the KKAT Entities. Mr. Lacovara disclaims beneficial ownership of the shares held by the KKAT Entities except to the extent of their respective pecuniary interests therein and 1,000 shares of common stock issuable as restricted stock granted under The Amended and Restated Non-Employee Director Plan to Mr. Lacovara.
(4)	Includes 1,800,000 shares acquired by Mr. Bloom as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to KCAP Financial on February 29, 2012. Mr. Bloom indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction. The remaining 1,075,000 shares are held in an escrow account and may be released pursuant to its terms and conditions. Upon any such release, Mr. Bloom would have full voting control and full dispositive control over such released shares.
(5)	Includes 1,800,000 shares acquired by Mr. Kehler as consideration for his indirect sale of certain property and limited liability company interests in Trimaran Advisors, L.L.C. to KCAP Financial on February 29, 2012. Mr. Kehler indicated that he has sole dispositive and voting power over 725,000 of such shares which were delivered at the closing of the transaction. The remaining 1,075,000 shares are held in an escrow account and may be released pursuant to its terms and conditions. Upon any such release, Mr. Kehler would have full voting control and full dispositive control over such released shares.
(6)	Includes 92,593 shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive plan to Mr. Pearson. One half of the restricted stock award will vest on each of the third and fourth anniversaries of the grant date, May 6, 2013.
(7)	Includes 27,778 shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive plan to Mr. Corless. One half of the restricted stock award will vest on each of the third and fourth anniversaries of the grant date, May 6, 2013.
(8)	Includes 27,778 shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive plan to Mr. Gilligan. One half of the restricted stock award will vest on each of the third and fourth anniversariesof the grant date, May 6, 2013.
(9)	Shares of restricted stock granted under the Amended and Restated 2006 Equity Incentive plan to Mr. Gilpin in two separate awards. One half of the restricted stock award of 23,847 shares will vest on each of the third and fourth anniversaries of the grant date, June 15, 2012, and on half of the restricted stock award of 55,556 shares will vest on each of the third and fourth anniversaries of the grant date, May 6, 2013.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At a special meeting of stockholders to be held on June 21, 2013, our stockholders will be asked to approve a proposal to allow us to sell an unlimited number of shares of our common stock at any level of discount from the net asset value per share until the earlier of the twelve-month period following such approval and our 2014 annual meeting of stockholders. In order to sell shares pursuant to any authorization, a majority of our directors who have no financial interest in the sale and a majority of our independent directors must:

•	find that the sale is in our best interests and in the best interests of our stockholders; and
•	in consultation with any underwriter or underwriters or sales manager or sales managers of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares of common stock, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

Our Board of Directors may determine to issue shares of our common stock below net asset value of such common stock in a registered public offering or in a private placement either with or without an obligation to seek to register the resale thereof at the request of the holders. The Board may also determine to use an underwriter or placement agent to assist in selling such shares of common stock if it concludes that doing so would assist in marketing such securities on favorable terms.

In making a determination that an offering below net asset value per share is in our and our stockholders’ best interests, our Board of Directors considers a variety of factors, including matters such as:

•	The effect that an offering below net asset value per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;
•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined net asset value per share;
•	The relationship of recent market prices of common stock to net asset value per share and the potential impact of the offering on the market price per share of our common stock;
•	Whether the estimated offering price would closely approximate the market value of our shares;
•	The potential market impact of being able to raise capital during the current financial market difficulties;
•	The nature of any new investors anticipated to acquire shares of common stock in the offering;
•	The anticipated rate of return on and quality, type and availability of investments; and
•	The leverage available to us.

Sales by us of our common stock at a discount from the net asset value per share pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering. The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than the net asset value per share on three different set of investors:

•	existing shareholders who do not purchase any shares of common stock in the offering;
•	existing shareholders who purchase a relatively small amount of shares of common stock in the offering or a relatively large amount of shares of common stock in the offering; and
•	new investors who become shareholders by purchasing shares of common stock in the offering.

The tables below provide hypothetical examples of the impact that an offering at a price less than net asset value per share may have on the net asset value per share of shareholders and investors who do and do not participate in such an offering. However, the tables below do not show, nor are they intended to show, any potential changes in market price that may occur from an offering at a price less than net asset value per share and it is not possible to predict any potential market price change that may occur from such an offering.

Impact on Existing Stockholders Who Do Not Participate in an Offering of Common Stock

Our existing stockholders who do not participate in an offering below net asset value per share or who do not buy additional shares of common stock in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the net asset value of the shares of common stock they hold and their net asset value per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of net asset value dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from net asset value per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 22,803,000 common shares outstanding, $271,017,774 in total assets and $73,970,303 in total liabilities. The current net asset value and net asset value per share are thus $197,047,471 and $8.64. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 1,140,150 shares of common stock (5% of the outstanding shares of common stock) at $8.21 per share after offering expenses and commission (a 5% discount from net asset value), (2) an offering of 2,280,300 shares of common stock (10% of the outstanding shares of common stock) at $7.78 per share after offering expenses and commissions (a 10% discount from net asset value) and (3) an offering of 4,560,600 shares of common stock (20% of the outstanding shares of common stock) at $6.91 per share after offering expenses and commissions (a 20% discount from net asset value).

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	22,803	22,803	0.00%	22,803	0.00%	22,803	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total Net Asset Value Held by Stockholder A	$197,020	$196,579.23	(0.22)%	$195,262.17	(0.89)%	$190,467.95	(3.33)%
Total Investment by Stockholder A (Assumed to be $8.64 per Share)	$197,020	$197,020.00		$197,020.00		$197,020.00
Total Dilution to Stockholder A (Total Net Asset Value Less Total Investment)		$(440.77)		$(1,757.83)		$(6,552.05)
Net Asset Value per Share Held by Stockholder A		$8.62		$8.56		$8.35
Investment per Share Held by Stockholder A (Assumed to be $8.64 per Share on Shares Held Prior to Sale)	$8.64	$8.64		$8.64		$8.64
Dilution per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.02)		$(0.08)		$(0.29)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.22)%		(0.89)%		(3.32)%

Impact on Existing Stockholders Who Do Participate in an Offering of Common Stock

Our existing stockholders who participate in an offering below net asset value per share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of net asset value dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of net asset value dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience net asset value dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average net asset value per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience net asset value dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares of common stock equal to (1) 50% of its proportionate share of the offering (i.e., 2,280 shares of common stock, which is 0.05% of an offering of 4,560,644 shares of common stock) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 6,841 shares of common stock, which is 0.15% of an offering of 4,560,600 shares of common stock rather than its 0.10% proportionate share). It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	50% Participation		150% Participation
		Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$7.08		$7.08
Net Proceeds per Share to Issuer		$6.91		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	27,363,600	20.00%	27,363,868	20.00%
Net Asset Value per Share	$8.64	$8.35	(3.33)%	$8.35	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	22,803	25,083	10.00%	29,644	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total Net Asset Value Held by Stockholder A	$197,020.00	$209,514	6.34%	$247,527	25.64%
Total Investment by Stockholder A (Assumed to be $10.05 per Share on Shares held Prior to Sale)	$197,020.00	$213,165		$245,454
Total Dilution/Accretion to Stockholder A (Total Net Asset Value Less Total Investment)		$(3,650)		$2,073
Net Asset Value per Share Held by Stockholder A		$8.35		$8.35
Investment per Share Held by Stockholder A (Assumed to be $10.05 on Shares Held Prior to Sale)	$8.64	$8.50	(1.64)%	$8.28	(4.17)%
Dilution/Accretion per Share Held by Stockholder A (Net Asset Value per Share Less Investment per Share)		$(0.15)		$0.07
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.74)%		0.84%

Impact on New Investors of Common Stock

Investors who are not currently stockholders and who participate in an offering of our common stock below net asset value but whose investment per share is greater than the resulting net asset value per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. Investors who are not currently stockholders and who participate in an offering below net asset value per share and whose investment per share is also less than the resulting net asset value per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the net asset value of their shares of common stock and their net asset value per share compared to the price they pay for their shares of common stock. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential increases and decreases in net asset value per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares of common stock in the offering as Stockholder A in the prior examples held immediately prior to the offering. It is not possible to predict the level of market price decline that may occur.

	Prior to Sale Below NAV	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 20% Offering at 20% Discount
		Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$8.41		$7.97		$7.08
Net Proceeds per Share to Issuer		$8.21		$7.78		$6.91
Decrease/Increase to Net Asset Value
Total Shares Outstanding	22,803,000	23,943,150	5.00%	25,083,300	10.00%	27,363,600	20.00%
Net Asset Value per Share	$8.64	$8.62	(0.22)%	$8.56	(0.89)%	$8.35	(3.32)%
Dilution/Accretion to New Investor A
Shares Held by New Investor A	0	1,140		2,280		4,561
Percentage Held by New Investor A	0.00%	0.00%		0.01%		0.02%
Total Net Asset Value Held by New Investor A	$0	$9,829		$19,526		$38,094
Total Investment by New Investor A (At Price to Public)		$9,589		$18,174		$32,289
Total Dilution/Accretion to New Investor A (Total Net Asset Value Less Total Investment)		$240		$1,352		$5,805
Net Asset Value per Share Held by New Investor A		$8.62		$8.56		$8.35
Investment per Share Held by New Investor A	$0	$8.41		$7.97		$7.08
Dilution/Accretion per Share Held by New Investor A (Net Asset Value per Share Less Investment per Share)		$0.21		$0.59		$1.27
Percentage Dilution/Accretion to New Investor A (Dilution/Accretion per Share Divided by Investment per Share)			2.51%		7.44%		17.98%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash.

No action is required on the part of a registered stockholder to have such shareholder’s cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying American Stock Transfer & Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

If your dividends are reinvested, you will be required to pay tax on the distributions in the same manner as if the distributions were received in cash. The taxation of dividends will not be affected by the form in which you receive them.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at http://www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address set forth below or by calling the plan administrator at 1-866-668-8564.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to, and additional information about the plan may be obtained from, the plan administrator by mail at American Stock Transfer & Trust Company, Attn. Dividend Reinvestment Department, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by telephone at 1-866-668-8564.

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private or relatively small publicly traded companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. We have implemented certain procedures, both written and unwritten, to ensure that we do not engage in any prohibited transactions with any persons affiliated with us. If such affiliations are found to exist, we seek Board and/or committee review and approval or exemptive relief for such transactions, as appropriate.

In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, “qualifying assets” represent at least 70% of the company’s total assets. If a BDC falls below this 70% threshold, it does not mean that it loses its status as a BDC, but that it must only acquire “qualifying assets” thereafter until such time that its “qualifying assets” represent at least 70% of the BDC’s total assets. The principal categories of “qualifying assets” relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:
(a)	is organized under the laws of, and has its principal place of business in, the United States;
(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and
(c)	satisfies any of the following:
(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;
(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company;
(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million; or
(iv)	does not have any class of securities listed on a national securities exchange (or, if it has a class of securities listed on a national securities exchange, has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million).
•	Securities of any eligible portfolio company that we control;
•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities;
•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment; and
•	Under certain circumstances, securities of companies that were eligible portfolio companies at the time of the initial investment but that are not eligible portfolio companies at the time of the follow-on investment.

Our Asset Manager Affiliates constitute “qualifying assets” under the 1940 Act because (i) they were acquired by us in transactions not involving any public offering, (ii) are organized under the laws of and have their principal place of business in the United States, (iii) are not investment companies or companies that would be investment companies but for certain exclusions under the 1940 Act and (iv) do not have any class of securities listed on a national securities exchange.

Significant Managerial Assistance

A BDC must be organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as “qualifying assets” for the purpose of the 70% test discussed above, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are “qualifying assets.” Typically, we invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements that are treated, under applicable tax rules, as being issued by a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements treated as issued, under applicable tax rules, by a single counterparty in excess of this limit. We monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, with respect to certain types of senior securities, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary purposes.

Common Stock

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock at a price below the current net asset value of the common stock if our Board of Directors determines that such sale is in our best interests and that of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act.

Code of Ethics

We adopted and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. A copy of the code of ethics is available on the Corporate Governance section of the Company’s website at http://www.kcapinc.com. Our code of ethics may also be reviewed and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of the code of ethics may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, our code of ethics is available on the SEC’s website at http://www.sec.gov.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as is necessary to service stockholder accounts, such as to a transfer agent, or as otherwise permitted by law.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policy and Procedures

Although most of the securities we hold are not voting securities, some of our investments may entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our Investment Committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have a designated Chief Compliance Officer who is responsible for administering these policies and procedures.

MATERIAL UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares of common stock. This summary does not purport to be a complete description of the U.S. federal income tax considerations applicable to such an investment. For example, we have not described certain considerations that may be relevant to certain types of beneficial owners of our common stock subject to special treatment under U.S. federal income tax laws, including persons subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that beneficial owners of our common stock hold our common stock as a capital asset (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding the matters discussed in this summary. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	an individual who is a citizen or resident of the United States;
•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;
•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•	a trust if either a U.S. court can exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust was in existence on August 20, 1996, was treated as a U.S. person prior to that date, and has made a valid election to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner, the activities of the partnership, and certain determinations made at the partner level. A prospective investor that is a partner in a partnership that will hold shares of our common stock should consult its tax advisors with respect to the partnership’s purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares of common stock will depend on the facts of his, her or its particular situation. We encourage investors to consult their tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty, and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary taxable income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirements, we generally will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain, defined as net long-term capital gains in excess of net short-term capital losses, we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any net ordinary income or net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on our undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (a) 98% of our net ordinary income for each calendar year, (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (c) any income or gains realized, but not distributed, in the preceding year and on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For this purpose, however, any net ordinary income or capital gain net income retained by us that is subject to corporate-level U.S. federal income tax for the tax year ending in that calendar year will be considered to have been distributed by year end (or earlier if estimated taxes are paid). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

To qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	qualify to be regulated as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (which generally are partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends and other permitted RIC income) (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships (the “Diversification Tests”).

If we do not satisfy the requirements of Diversification Tests as of the end of any quarter, we will not lose our status as RIC provided that (i) we satisfied the requirements in a prior quarter and (ii) our failure to satisfy the requirements in the current quarter is not due in whole or in part to an acquisition of any security or other property.

We may invest in partnerships, including qualified publicly traded partnerships, which may result in our being subject to state, local or foreign income, franchise or withholding liabilities.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, with increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. If we are ever not able to obtain sufficient cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to corporate-level U.S. federal income taxes on all of our taxable income without the benefit of the dividends-paid deduction.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order (i) to satisfy the Annual Distribution Requirement and to otherwise eliminate our liability for U.S. federal income and excise taxes and (ii) to satisfy the Diversification Tests. However, under the 1940 Act, we are not permitted to borrow additional funds or to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement or the Diversification Tests may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our qualification as a RIC. If we dispose of assets in order to meet the Annual Distribution Requirement, the Excise Tax Avoidance Requirement, or the Diversification Tests, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

We may in the future acquire equity interests in companies that are treated for U.S. federal income tax purposes as shares in PFICs. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (b) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (c) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (d) convert lower-taxed long-term capital gain into higher-taxed short-term capital gain or ordinary income, (e) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (f) cause us to recognize income or gain without a corresponding receipt of cash, (g) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (h) adversely alter the characterization of certain complex financial transactions and (i) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections to mitigate the effect of these provisions and prevent our disqualification as a RIC.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such capital gain or loss generally will be long- term or short-term, depending on how long we held a particular warrant.

Some of the income and fees that we may recognize will not satisfy the 90% Income Test. In order to ensure that such income and fees do not disqualify us as a RIC for a failure to satisfy the 90% Income Test, we may hold assets that generate such income and provide services that generate such fees indirectly through one or more entities treated as corporations for U.S. federal income tax purposes. Such corporations will be required to pay corporate-level U.S. federal income taxes on their earnings, which ultimately will reduce our return on such income and fees.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, and if certain remedial provisions were not available, we would be subject to U.S. federal income tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to our stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current or accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible to claim a dividends received deduction with respect to such distributions, and non-corporate U.S. stockholders would be able to treat such dividend income as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we fail to qualify as a RIC for a period greater than two taxable years, to qualify as a RIC in a subsequent year we may be subject to regular corporate-level federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next ten years.

The remainder of this discussion assumes that we will continue to qualify as a RIC and will satisfy the Annual Distribution Requirement.

3.8% Medicare Tax on Investment Income

For taxable years beginning after December 31, 2012, a 3.8% tax will be imposed on the “net investment income” of certain individuals, and on the undistributed “net investment income” of certain estates and trusts. Among other items, net investment income generally includes gross income from interest, dividends and net gains from certain property sales, less certain deductions. U.S. stockholders should consult their tax advisors regarding the possible implications of this legislation in their particular circumstances.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus net short-term capital gains in excess of net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and if certain holding period requirements are met, such distributions generally will be treated as qualified dividend income and will be eligible for a maximum U.S. federal income tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum U.S. federal income tax rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum U.S. federal income tax rate of 20%) in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional shares of common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder. U.S. stockholders receiving distributions in the form of additional shares of our common stock will be subject to the same tax consequences as if such distributions were received in cash.

Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay corporate-level federal income tax on the retained amount, each U.S. stockholder will be required to include its share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal its allocable share of the U.S. federal income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S.

stockholder’s tax basis for their shares of common stock. Since we expect to pay U.S. federal income tax on any retained capital gains at the regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of U.S. federal income tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares of our common stock will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of their investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of their shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held their shares of common stock for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the common stock acquired will be increased to reflect the disallowed loss.

In general, individual U.S. stockholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain, (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year), including a long-term capital gain derived from an investment in our shares of common stock. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., net capital losses in excess of net capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We (or the applicable withholding agent) will send to each of our U.S. stockholders, after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. federal income tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the lower tax rates applicable to certain qualified dividends.

We (or the applicable withholding agent) may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any non-corporate U.S. stockholder (a) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (b) with respect to whom the IRS notifies us (or the applicable withholding agent) that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld under the backup withholding rules is allowed as a credit against the U.S. stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

Legislation enacted in 2010 generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, a U.S. stockholder that holds its shares of our common stock through foreign intermediaries or foreign entities could be subject to this 30% withholding tax with respect to distributions on such shares and proceeds from the sale of such shares. Under certain circumstances, a U.S. stockholder might be eligible for refunds or credits of such taxes.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares of our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. Non-U.S. stockholders should consult their tax advisors before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders will be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if provided in an applicable treaty, attributable to a permanent establishment in the United States, in which case the distributions will be subject to U.S. federal income tax on a net basis at the rates and in the manner applicable to U.S. persons. In that case, no U.S. federal withholding tax will be imposed if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.

Under a provision that applies to taxable years beginning before January 1, 2014, properly reported dividends received by a Non-U.S. stockholder generally are exempt from U.S. federal withholding tax when they (a) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% stockholder, reduced by expenses that are allocable to such income), or (b) are paid in connection with our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). Depending on the circumstances, we may report all, some or none of our potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. Although this provision has been subject to previous extensions, we cannot be certain whether this exception will apply for any taxable years beginning after December 31, 2013. In order to qualify for this exemption from withholding if extended, a Non-U.S. stockholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or an acceptable substitute or successor form). In the case of shares held through an intermediary, the intermediary could withhold tax even if we properly report the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. stockholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if provided in an applicable treaty, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States or, in the case of an individual Non-U.S. stockholder, the stockholder is present in the United States for 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the U.S. federal income tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the broker through which the Non-U.S. Stockholder holds its shares with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation enacted in 2010 generally imposes a 30% U.S. federal withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after December 31, 2013, and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends paid after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. When these provisions become effective, depending on the status of a Non-U.S. stockholder and the status of the intermediaries through which they hold their shares of our common stock, Non-U.S. stockholders could be subject to this 30% withholding tax with respect to distributions on such shares and proceeds from the sale of such shares. Under certain circumstances, a Non-U.S. stockholder might be eligible for refunds or credits of such taxes.

An investment in shares by a non-U.S. person may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their tax advisors with respect to the U.S. federal income tax, withholding tax, and estate tax, tax and state, local and foreign tax consequences of an investment in the shares of our common stock.

DESCRIPTION OF OUR COMMON STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Common Stock

Our authorized capital stock consists of 100,000,000 shares of common stock, par value $0.01 per share, of which 31,936,480 shares were outstanding as of March 31, 2013, and 5,000,000 shares of preferred stock, par value $0.01 per share, of which none were outstanding as of March 31, 2013. Our common stock is traded on The NASDAQ Global Select Market under the symbol “KCAP.” A total of 2,000,000 shares of our common stock have been authorized for issuance under our Amended and Restated 2006 Equity Incentive Plan and a total of 100,000 shares of our common stock have been authorized for issuance under our Amended and Restated Non-Employee Director Plan. Under Delaware law, our stockholders are not personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the shares of our common stock outstanding as of March 31, 2013:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column
Common Stock	100,000,000	—	31,936,480

Under the terms of our certificate of incorporation, all shares of our common stock have equal rights as to earnings, assets, dividends and voting, and those shares that have been issued are duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock possess exclusive voting power except (i) as provided with respect to any other class or series of capital stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There is no cumulative voting in the election of directors, or any other matter, which means that holders of a majority of the outstanding shares of common stock are able elect all of our directors, and holders of less than a majority of such shares are unable to elect any director.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also provides that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise. We have entered into indemnification agreements with each of our directors and with each of our officers designated as officers for purposes of Section 16 of the Exchange Act.

Our certificate of incorporation permits us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We have obtained liability insurance for our officers and directors.

Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures

We are subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws provide that:

•	the Board of Directors is divided into three classes, as nearly equal in size as possible, with staggered three-year terms;
•	directors may be removed only for cause, at a meeting called for that purpose, by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and
•	subject to the requirements of the 1940 Act, any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the Board of Directors, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and
•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote is required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote may amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, is required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” is defined in our certificate of incorporation as our directors at the time of the completion of our initial public offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation permits our Board of Directors to amend or repeal our bylaws by a majority vote.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. Under the terms of our certificate of incorporation, our Board of Directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. Our Board of Directors has the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Set forth below is a chart describing our preferred stock as of March 31, 2013:

Title of Class	Amount Authorized	Amount Held by Us or for Our Account	Amount Outstanding Exclusive of Amount Under Column
Preferred Stock	5,000,000	—	—

Every issuance of preferred stock is required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200% and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock.

For any series of preferred stock that we may issue, our Board of Directors will determine, and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;
•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, which dividends are cumulative and not participating;
•	any provisions relating to convertibility or exchangeability of the shares of such series;
•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;
•	the voting powers, if any, of the holders of shares of such series;
•	any provisions relating to the redemption of the shares of such series;
•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;
•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

Shares of preferred stock must be issued in one or more series with such particular terms as may be fixed by our Board of Directors, provided that no series shall have preference or priority over any other series upon the distribution of our assets or in respect of payment of interest or dividends.

DESCRIPTION OF OUR WARRANTS

The following is a general description of the terms of the warrants we may issue from time to time. Particular terms of any warrants we offer will be described in the prospectus supplement relating to such warrants.

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities. Such warrants may be issued independently or together with shares of common stock or other equity or debt securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;
•	the aggregate number of such warrants;
•	the price or prices at which such warrants will be issued;
•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;
•	if applicable, the designation and terms of the securities with which the warrants are issued and the number of warrants issued with each such security or each principal amount of such security;
•	in the case of warrants to purchase debt securities, the principal amount of debt securities purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which this principal amount of debt securities may be purchased upon such exercise;
•	in the case of warrants to purchase common stock or preferred stock, the number of shares of common stock or preferred stock, as the case may be, purchasable upon exercise of one warrant and the price at which and the currency or currencies, including composite currencies, in which these shares may be purchased upon such exercise;
•	the date on which the right to exercise such warrants shall commence and the date on which such right will expire;
•	whether such warrants will be issued in registered form or bearer form;
•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;
•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;
•	information with respect to book-entry procedures, if any;
•	the terms of the securities issuable upon exercise of the warrants;
•	if applicable, a discussion of certain U.S. federal income tax considerations; and
•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Prior to exercising their warrants, holders of warrants will not have any of the rights of holders of the securities purchasable upon such exercise, including, in the case of warrants to purchase debt securities, the right to receive principal, premium, if any, or interest payments, on the debt securities purchasable upon exercise or to enforce covenants in the applicable indenture or, in the case of warrants to purchase common stock or preferred stock, the right to receive dividends, if any, or payments upon our liquidation, dissolution or winding up or to exercise any voting rights.

Under the 1940 Act, we may generally only offer warrants on the condition that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants and a “required” majority of our Board of Directors approves such issuance on the basis that the issuance is in the best interests of KCAP and our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. A “required” majority of our Board of Directors is a vote of both a majority of our directors who have no financial interest in the transaction and a majority of the directors who are not interested persons of the company. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, options and subscription rights at the time of issuance may not exceed 25% of our outstanding voting securities (which limit shall be 20% if the voting securities that would result from the exercise of all outstanding warrants, options and rights issued to our directors, officers and employees pursuant to certain of our executive compensation plans exceed 15% of the outstanding voting securities).

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series. The specific terms of each series of debt securities will be described in the particular prospectus supplement relating to that series. The prospectus supplement may or may not modify the general terms found in this prospectus and will be filed with the SEC. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

As required by federal law for all bonds and notes of companies that are publicly offered, the debt securities are governed by a document called an “indenture.” An indenture is a contract between us and the financial institution acting as trustee on your behalf, and is subject to and governed by the Trust Indenture Act of 1939, as amended. The trustee has two main roles. First, the trustee can enforce your rights against us if we default. There are some limitations on the extent to which the trustee acts on your behalf, described in the second paragraph under “— Events of Default.” Second, the trustee performs certain administrative duties for us, such as sending interest and principal payments to holders.

Because this section is a summary, it does not describe every aspect of the debt securities and the indenture. We urge you to read the indenture because it, and not this description, defines your rights as a holder of debt securities. For example, in this section, we use capitalized words to signify terms that are specifically defined in the indenture. Some of the definitions are repeated in this prospectus, but for the rest you will need to read the indenture. The form of the indenture has been filed with the SEC. See “Available Information” for information on how to obtain a copy of the indenture.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;
•	the total principal amount of the series of debt securities;
•	the percentage of the principal amount at which the series of debt securities will be offered;
•	the date or dates on which principal will be payable;
•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;
•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;
•	the terms for redemption, extension or early repayment, if any;
•	the currencies in which the series of debt securities are issued and payable;
•	whether the amount of payments of principal, premium or interest, if any, on a series of debt securities will be determined with reference to an index, formula or other method (which could be based on one or more currencies, commodities, equity indices or other indices) and how these amounts will be determined;
•	the place or places, if any, other than or in addition to the City of New York, of payment, transfer, conversion and/or exchange of the debt securities;
•	the denominations in which the offered debt securities will be issued;
•	the provision for any sinking fund;
•	any restrictive covenants;
•	any Events of Default (as defined in “Events of Default” below);
•	whether the series of debt securities are issuable in certificated form;
•	any provisions for defeasance or covenant defeasance;

•	any special federal income tax implications, including, if applicable, federal income tax considerations relating to original issue discount;
•	whether and under what circumstances we will pay additional amounts in respect of any tax, assessment or governmental charge and, if so, whether we will have the option to redeem the debt securities rather than pay the additional amounts (and the terms of this option);
•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;
•	whether the debt securities are subject to subordination and the terms of such subordination;
•	the listing, if any, on a securities exchange; and
•	any other terms.

The debt securities may be secured or unsecured obligations. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

We are permitted, under specified conditions, to issue multiple classes of indebtedness if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any indebtedness and senior securities remain outstanding, we must make provisions to prohibit the distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Relating to Our Operation as a BDC — Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.”

General

We expect that any indenture will provide that any debt securities proposed to be sold under this prospectus and the attached prospectus supplement (“offered debt securities”) and any debt securities issuable upon the exercise of warrants or upon conversion or exchange of other offered securities (“underlying debt securities”) may be issued under the indenture in one or more series.

For purposes of this prospectus, any reference to the payment of principal of, or premium or interest, if any, on, debt securities will include additional amounts if required by the terms of the debt securities.

The indenture limits the amount of debt securities that may be issued thereunder from time to time. Debt securities issued under the indenture, when a single trustee is acting for all debt securities issued under the indenture, are called the “indenture securities.” The indenture also provides that there may be more than one trustee thereunder, each with respect to one or more different series of indenture securities. See “— Resignation of Trustee” below. At a time when two or more trustees are acting under the indenture, each with respect to only certain series, the term “indenture securities” means the one or more series of debt securities with respect to which each respective trustee is acting. In the event that there is more than one trustee under the indenture, the powers and trust obligations of each trustee described in this prospectus will extend only to the one or more series of indenture securities for which it is trustee. If two or more trustees are acting under the indenture, then the indenture securities for which each trustee is acting would be treated as if issued under separate indentures.

The indenture does not contain any provisions that give you protection in the event we issue a large amount of debt or we are acquired by another entity.

We refer you to the applicable prospectus supplement for information with respect to any deletions from, modifications of or additions to the Events of Default or our covenants that are described below, including any addition of a covenant or other provision providing event risk or similar protection, to the extent any of our debt offerings contemplate any of the foregoing.

We have the ability to issue indenture securities with terms different from those of indenture securities previously issued and, without the consent of the holders thereof, to reopen a previous issue of a series of indenture securities and issue additional indenture securities of that series unless the reopening was restricted when that series was created.

Conversion and Exchange

If any debt securities are convertible into or exchangeable for other securities, the prospectus supplement will explain the terms and conditions of the conversion or exchange, including the conversion price or exchange ratio (or the calculation method), the conversion or exchange period (or how the period will be determined), if conversion or exchange will be mandatory or at the option of the holder or us, provisions for adjusting the conversion price or the exchange ratio and provisions affecting conversion or exchange in the event of the redemption of the underlying debt securities. These terms may also include provisions under which the number or amount of other securities to be received by the holders of the debt securities upon conversion or exchange would be calculated according to the market price of the other securities as of a time stated in the applicable prospectus supplement.

Issuance of Securities in Registered Form

We may issue the debt securities in registered form, in which case we may issue them either in book-entry form only or in “certificated” form. Debt securities issued in book-entry form will be represented by global securities. We expect that we will generally issue debt securities in book-entry form only represented by global securities, as described more fully below.

We also will have the option of issuing debt securities in non-registered form as bearer securities if we issue the securities outside the United States to non-U.S. persons. In that case, the applicable prospectus supplement will set forth the mechanics for holding the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities, including the procedures for receiving payments, for exchanging the bearer securities for registered securities of the same series, and for receiving notices. The prospectus supplement will also describe the requirements with respect to our maintenance of offices or agencies outside the United States and the applicable U.S. federal tax law requirements.

Book-Entry Holders

We will issue registered debt securities in book-entry form only, unless we specify otherwise in the applicable prospectus supplement. This means debt securities will be represented by one or more global securities registered in the name of a depositary that will hold them on behalf of financial institutions that participate in the depositary’s book-entry system. These participating institutions, in turn, hold beneficial interests in the debt securities held by the depositary or its nominee. These institutions may hold these interests on behalf of themselves or customers.

Under the indenture, only the person in whose name a debt security is registered is recognized as the holder of that debt security. Consequently, for debt securities issued in book-entry form, we will recognize only the depositary as the holder of the debt securities and we will make all payments on the debt securities to the depositary. The depositary will then pass along the payments it receives to its participants, which in turn will pass the payments along to their customers who are the beneficial owners. The depositary and its participants do so under agreements they have made with one another or with their customers; they are not obligated to do so under the terms of the debt securities.

As a result, investors will not own debt securities directly. Instead, they will own beneficial interests in a global security, through a bank, broker or other financial institution that participates in the depositary’s book-entry system or holds an interest through a participant. As long as the debt securities are represented by one or more global securities, investors will be indirect holders, and not holders, of the debt securities.

Street Name Holders

In the future, we may issue debt securities in certificated form or terminate a global security. In these cases, investors may choose to hold their debt securities in their own names or in “street name.” Debt securities held in street name are registered in the name of a bank, broker or other financial institution chosen by the investor, and the investor holds a beneficial interest in those debt securities through the account he or she maintains at that institution.

For debt securities held in street name, we will recognize only the intermediary banks, brokers and other financial institutions in whose names the debt securities are registered as the holders of those debt securities, and we will make all payments on those debt securities to them. These institutions will pass along the payments they receive to their customers who are the beneficial owners, but only because they agree to do so in their customer agreements or because they are legally required to do so. Investors who hold debt securities in street name will be indirect holders, and not holders, of the debt securities.

Legal Holders

Our obligations, as well as the obligations of the applicable trustee and those of any third parties employed by us or the applicable trustee, run only to the legal holders of the debt securities. We do not have obligations to investors who hold beneficial interests in global securities, in street name or by any other indirect means. This will be the case whether an investor chooses to be an indirect holder of a debt security or has no choice because we are issuing the debt securities only in book-entry form.

For example, once we make a payment or give a notice to the holder, we have no further responsibility for the payment or notice even if that holder is required, under agreements with depositary participants or customers or by law, to pass it along to the indirect holders but does not do so. Similarly, if we want to obtain the approval of the holders for any purpose (for example, to amend an indenture or to relieve us of the consequences of a default or of our obligation to comply with a particular provision of an indenture), we would seek the approval only from the holders, and not the indirect holders, of the debt securities. Whether and how the holders contact the indirect holders is up to the holders.

When we refer to you, we mean those who invest in the debt securities being offered by this prospectus and an accompanying prospectus supplement, whether they are the holders or only indirect holders of those debt securities. When we refer to your debt securities, we mean the debt securities in which you hold a direct or indirect interest.

Special Considerations for Indirect Holders

If you hold debt securities through a bank, broker or other financial institution, either in book-entry form or in street name, we urge you to check with that institution to find out:

•	how it handles securities payments and notices;
•	whether it imposes fees or charges;
•	how it would handle a request for the holders’ consent, if ever required;
•	whether and how you can instruct it to send you debt securities registered in your own name so you can be a holder, if that is permitted in the future for a particular series of debt securities;
•	how it would exercise rights under the debt securities if there were a default or other event triggering the need for holders to act to protect their interests; and
•	if the debt securities are in book-entry form, how the depositary’s rules and procedures will affect these matters.

Global Securities

As noted above, we expect that we will issue debt securities as registered securities in book-entry form only. A global security represents one or any other number of individual debt securities. Generally, all debt securities represented by the same global securities will have the same terms.

Each debt security issued in book-entry form will be represented by a global security that we deposit with and register in the name of a financial institution or its nominee that we select. The financial institution that we select for this purpose is called the depositary. Unless we specify otherwise in the applicable prospectus supplement, The Depository Trust Company, New York, New York, known as DTC, will be the depositary for all of our debt securities issued in book-entry form.

A global security may not be transferred to or registered in the name of anyone other than the depositary or its nominee, unless special termination situations arise. We describe those situations below under

“— Special Situations when a Global Security Will Be Terminated.” As a result of these arrangements, the depositary, or its nominee, will be the sole registered owner and holder of all debt securities represented by a global security, and investors will be permitted to own only beneficial interests in a global security. Beneficial interests must be held by means of an account with a broker, bank or other financial institution that in turn has an account with the depositary or with another institution that has an account with the depositary. Thus, an investor whose security is represented by a global security will not be a holder of the debt security, but only an indirect holder of a beneficial interest in the global security.

Special Considerations for Global Securities

As an indirect holder, an investor’s rights relating to a global security will be governed by the account rules of the investor’s financial institution and of the depositary, as well as general laws relating to securities transfers. The depositary that holds the global security will be considered the holder of the debt securities represented by the global security.

If debt securities are issued only in the form of a global security, an investor should be aware of the following:

•	an investor cannot cause the debt securities to be registered in his or her name and cannot obtain certificates for his or her interest in the debt securities, except in the special situations we describe below;
•	an investor will be an indirect holder and must look to his or her own bank or broker for payments on the debt securities and protection of his or her legal rights relating to the debt securities, as we describe under “— Issuance of Securities in Registered Form” above;
•	an investor may not be able to sell interests in the debt securities to some insurance companies and other institutions that are required by law to own their securities in non-book-entry form;
•	an investor may not be able to pledge his or her interest in a global security in circumstances where certificates representing the debt securities must be delivered to the lender or other beneficiary of the pledge in order for the pledge to be effective;
•	the depositary’s policies, which may change from time to time, will govern payments, transfers, exchanges and other matters relating to an investor’s interest in a global security, and we and the trustee have no responsibility for any aspect of the depositary’s actions or for its records of ownership interests in a global security, nor do we or the trustee supervise the depositary in any way;
•	if we redeem less than all the debt securities of a particular series being redeemed, DTC’s practice is to determine by lot the amount to be redeemed from each of its participants holding that series;
•	an investor is required to give notice of exercise of any option to elect repayment of its debt securities, through its participant, to the applicable trustee and to deliver the related debt securities by causing its participant to transfer its interest in those debt securities, on DTC’s records, to the applicable trustee;
•	DTC requires that those who purchase and sell interests in a global security deposited in its book-entry system use immediately available funds, and your broker or bank may also require you to use immediately available funds when purchasing or selling interests in a global security; and
•	financial institutions that participate in the depositary’s book-entry system, and through which an investor holds its interest in a global security, may also have their own policies affecting payments, notices and other matters relating to the debt securities; there may be more than one financial intermediary in the chain of ownership for an investor, and we do not monitor and are not responsible for the actions of any of those intermediaries.

Special Situations when a Global Security Will Be Terminated

In a few special situations described below, a global security will be terminated and interests in it will be exchanged for certificates in non-book-entry form (certificated securities). After that exchange, the choice of whether to hold the certificated debt securities directly or in street name will be up to the investor. Investors must consult their own banks or brokers to find out how to have their interests in a global security transferred on termination to their own names, so that they will be holders. We have described the rights of holders and street name investors under “— Holders of Registered Debt Securities” above.

The special situations for termination of a global security are as follows:

•	if the depositary notifies us that it is unwilling, unable or no longer qualified to continue as depositary for that global security, and we are unable to appoint another institution to act as depositary;
•	if we notify the trustee that we wish to terminate that global security; or
•	if an event of default has occurred with regard to the debt securities represented by that global security and has not been cured or waived (we discuss defaults later under “— Events of Default”).

The applicable prospectus supplement may list situations for terminating a global security that would apply only to the particular series of debt securities covered by the prospectus supplement. If a global security is terminated, only the depositary, and not we or the applicable trustee, is responsible for deciding the names of the institutions in whose names the debt securities represented by the global security will be registered and, therefore, who will be the holders of those debt securities.

Payment and Paying Agents

We will pay interest to the person listed in the applicable trustee’s records as the owner of the debt security at the close of business on a particular day in advance of each due date for interest, even if that person no longer owns the debt security on the interest due date. That day, generally about two weeks in advance of the interest due date, is called the “record date.” Because we will pay all the interest for an interest period to the holders on the record date, holders buying and selling debt securities must work out between themselves the appropriate purchase price. The most common manner is to adjust the sales price of the debt securities to prorate interest fairly between buyer and seller based on their respective ownership periods within the particular interest period. This prorated interest amount is called “accrued interest.”

Payments on Global Securities

We will make payments on a global security in accordance with the applicable policies of the depositary as in effect from time to time. Under those policies, we will make payments directly to the depositary, or its nominee, and not to any indirect holders who own beneficial interests in the global security. An indirect holder’s right to those payments will be governed by the rules and practices of the depositary and its participants, as described under “— Global Securities.”

Payments on Certificated Securities

We will make payments on a certificated debt security as follows. We will pay interest that is due on an interest payment date by check mailed on the interest payment date to the holder at his or her address shown on the trustee’s records as of the close of business on the regular record date. We will make all payments of principal and premium, if any, by check at the office of the applicable trustee in New York, New York and/or at other offices that may be specified in the applicable prospectus supplement or in a notice to holders against surrender of the debt security.

Alternatively, if the holder asks us to do so, we will pay any amount that becomes due on the debt security by wire transfer of immediately available funds to an account at a bank in the City of New York, on the due date. To request payment by wire, the holder must give the applicable trustee or other paying agent appropriate transfer instructions at least 15 business days before the requested wire payment is due. In the case of any interest payment due on an interest payment date, the instructions must be given by the person who is the holder on the relevant regular record date. Any wire instructions, once properly given, will remain in effect unless and until new instructions are given in the manner described above.

Payment When Offices Are Closed

If any payment is due on a debt security on a day that is not a business day, we will make the payment on the next day that is a business day. Payments made on the next business day in this situation will be treated under the indenture as if they were made on the original due date, except as otherwise indicated in the attached prospectus supplement. Such payment will not result in a default under any debt security or the indenture, and no interest will accrue on the payment amount from the original due date to the next day that is a business day.

Book-entry and other indirect holders should consult their banks or brokers for information on how they will receive payments on their debt securities.

Events of Default

You will have rights if an Event of Default occurs in respect of the debt securities of your series and is not cured, as described later in this subsection.

The term “Event of Default” in respect of the debt securities of your series means any of the following (unless the prospectus supplement relating to such debt securities states otherwise):

•	we do not pay the principal of, or any premium on, a debt security of the series within five days of its due date, and do not cure this default within 5 days;
•	we do not pay interest on a debt security of the series when due, and such default is not cured within 30 days of its due date;
•	we do not deposit any sinking fund payment in respect of debt securities of the series on its due date, and do not cure this default within five days;
•	we remain in breach of a covenant in respect of debt securities of the series for 60 days after we receive a written notice of default stating we are in breach (the notice must be sent by either the trustee or holders of at least 25% of the principal amount of debt securities of the series);
•	we file for bankruptcy or certain other events of bankruptcy, insolvency or reorganization occur and remain undischarged or unstayed for a period of 60 days; or
•	any other Event of Default in respect of debt securities of the series described in the prospectus supplement occurs.

An Event of Default for a particular series of debt securities does not necessarily constitute an Event of Default for any other series of debt securities issued under the same or any other indenture. The trustee may withhold notice to the holders of debt securities of any default, except in the payment of principal, premium or interest, if it considers the withholding of notice to be in the best interests of the holders.

Remedies if an Event of Default Occurs

If an Event of Default has occurred and has not been cured or waived, the trustee or the holders of not less than 66.66% in principal amount of the debt securities of the affected series may declare the entire principal amount of all the debt securities of that series to be due and immediately payable. This is called a declaration of acceleration of maturity. A declaration of acceleration of maturity may be canceled by the holders of a majority in principal amount of the debt securities of the affected series if the default is cured or waived and certain other conditions are satisfied.

Except in cases of default, where the trustee has some special duties, the trustee is not required to take any action under the indenture at the request of any holders unless the holders offer the trustee reasonable protection from expenses and liability (called an “indemnity”). If reasonable indemnity is provided, the holders of a majority in principal amount of the outstanding debt securities of the relevant series may direct the time, method and place of conducting any lawsuit or other formal legal action seeking any remedy available to the trustee. The trustee may refuse to follow those directions in certain circumstances. No delay or omission in exercising any right or remedy will be treated as a waiver of that right, remedy or Event of Default.

Before you are allowed to bypass your trustee and bring your own lawsuit or other formal legal action or take other steps to enforce your rights or protect your interests relating to the debt securities, the following must occur:

•	you must give the trustee written notice that an Event of Default has occurred and remains uncured;

•	the holders of at least 25% in principal amount of all outstanding debt securities of the relevant series must make a written request that the trustee take action because of the default and must offer reasonable indemnity to the trustee against the cost and other liabilities of taking that action;
•	the trustee must not have taken action for 60 days after receipt of the above notice and offer of indemnity; and
•	the holders of a majority in principal amount of the debt securities must not have given the trustee a direction inconsistent with the above notice during that 60-day period.

However, you are entitled at any time to bring a lawsuit for the payment of money due on your debt securities on or after the due date.

Book-entry and other indirect holders should consult their banks or brokers for information on how to give notice or direction to or make a request of the trustee and how to declare or cancel an acceleration of maturity.

Each year, we will furnish to each trustee a written statement of certain of our officers certifying that to their knowledge we are in compliance with the indenture and the debt securities, or else specifying any default.

Waiver of Default

The holders of a majority in principal amount of the relevant series of debt securities may waive a default for all the relevant series of debt securities, in which case the default will be treated as if it had not occurred, other than:

•	the payment of principal, any premium or interest; or
•	in respect of a covenant that cannot be modified or amended without the consent of each holder.

Merger or Consolidation

Under the terms of the indenture, we are generally permitted to consolidate or merge with another entity. We are also permitted to sell all or substantially all of our assets to another entity. However, unless the prospectus supplement relating to certain debt securities states otherwise, we may not take any of these actions unless all the following conditions are met:

•	if we do not survive such transaction or we convey, transfer or lease our properties and assets substantially as an entirety, the resulting entity must agree to be legally responsible for our obligations under the debt securities;
•	immediately after giving effect to such transaction no default or Event of Default will exist;
•	we must deliver certain certificates and documents to the trustee; and
•	we must satisfy any other requirements specified in the prospectus supplement relating to a particular series of debt securities.

Modification or Waiver

There are three types of changes we can make to the indenture and the debt securities issued thereunder.

Changes Requiring Your Approval

First, there are changes that we cannot make to your debt securities without your specific approval. The following is a list of those types of changes:

•	change the stated maturity of the principal of or interest on a debt security;
•	reduce any amounts due on a debt security;
•	reduce the amount of principal payable upon acceleration of the maturity of a security following a default;
•	at any time after a change of control has occurred, reduce the premium payable upon a change of control;

•	adversely affect any right of repayment at the holder’s option;
•	change the place or currency of payment on a debt security (except as otherwise described in this prospectus or any prospectus supplement);
•	impair your right to sue for payment;
•	adversely affect any right to convert or exchange a debt security in accordance with its terms;
•	modify the subordination provisions in the indenture in a manner that is adverse to holders of the debt securities;
•	reduce the percentage of holders of debt securities whose consent is needed to modify or amend the indenture;
•	reduce the percentage of holders of debt securities whose consent is needed to waive compliance with certain provisions of the indenture or to waive certain defaults;
•	modify any other aspect of the provisions of the indenture dealing with supplemental indentures, modification and waiver of past defaults, changes to the quorum or voting requirements or the waiver of certain covenants; and
•	change any obligation we have to pay additional amounts.

Changes Not Requiring Approval

The second type of change does not require any vote by the holders of the debt securities. This type is limited to clarifications and certain other changes that would not adversely affect holders of the outstanding debt securities in any material respect. We also do not need any approval to make any change that affects only debt securities to be issued under the indenture after the change takes effect.

Changes Requiring Majority Approval

Any other change to the indenture and the debt securities would require the following approval:

•	if the change affects only one series of debt securities, it must be approved by the holders of a majority in principal amount of that series; and
•	if the change affects more than one series of debt securities issued under the same indenture, it must be approved by the holders of a majority in principal amount of all of the series affected by the change, with all affected series voting together as one class for this purpose.

The holders of a majority in principal amount of all of the series of debt securities issued under an indenture, voting together as one class for this purpose, may waive our compliance with some of our covenants in that indenture. However, we cannot obtain a waiver of a payment default or of any of the matters covered by the bullet points included above under “— Changes Requiring Your Approval.”

Further Details Concerning Voting

When taking a vote, we will use the following rules to decide how much principal to attribute to a debt security:

•	for original issue discount securities, we will use the principal amount that would be due and payable on the voting date if the maturity of these debt securities were accelerated to that date because of a default;
•	for debt securities whose principal amount is not known (for example, because it is based on an index), we will use a special rule for that debt security described in the prospectus supplement; and
•	for debt securities denominated in one or more foreign currencies, we will use the U.S. dollar equivalent.

Debt securities will not be considered outstanding, and therefore not eligible to vote, if we have deposited or set aside in trust money for their payment or redemption. Debt securities will also not be eligible to vote if they have been fully defeased as described later under “— Defeasance — Full Defeasance.”

We will generally be entitled to set any day as a record date for the purpose of determining the holders of outstanding indenture securities that are entitled to vote or take other action under the indenture. If we set a record date for a vote or other action to be taken by holders of one or more series, that vote or action may be taken only by persons who are holders of outstanding indenture securities of those series on the record date and must be taken within eleven months following the record date.

Book-entry and other indirect holders should consult their banks or brokers for information on how approval may be granted or denied if we seek to change the indenture or the debt securities or request a waiver.

Defeasance

The following provisions will be applicable to each series of debt securities unless we state in the applicable prospectus supplement that the provisions of covenant defeasance and full defeasance will not be applicable to that series.

Covenant Defeasance

Under current U.S. federal tax law, we can make the deposit described below and be released from some of the restrictive covenants in the indenture under which the particular series was issued. This is called “covenant defeasance.” In that event, you would lose the protection of those restrictive covenants but would gain the protection of having money and government securities set aside in trust to repay your debt securities. If applicable, you also would be released from the subordination provisions described under “— Indenture Provisions — Subordination” below. In order to achieve covenant defeasance, we must do the following:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates; and
•	we may be required to deliver to the trustee a legal opinion of our counsel confirming that, under current U.S. federal income tax law, we may make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity.

We must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to covenant defeasance have been complied with.

If we accomplish covenant defeasance, you can still look to us for repayment of the debt securities if there were a shortfall in the trust deposit or the trustee is prevented from making payment. For example, if one of the remaining Events of Default occurred (such as our bankruptcy) and the debt securities became immediately due and payable, there might be a shortfall. Depending on the event causing the default, you may not be able to obtain payment of the shortfall.

Full Defeasance

If there is a change in U.S. federal tax law, as described below, we can legally release ourselves from all payment and other obligations on the debt securities of a particular series (called “full defeasance”) if we put in place the following other arrangements for you to be repaid:

•	if the debt securities of the particular series are denominated in U.S. dollars, we must deposit in trust for the benefit of all holders of such debt securities a combination of money and U.S. government or U.S. government agency notes or bonds that will generate enough cash to make interest, principal and any other payments on the debt securities on their various due dates;
•	we may be required to deliver to the trustee a legal opinion confirming that there has been a change in current U.S. federal tax law or an IRS ruling that allows us to make the above deposit without causing you to be taxed on the debt securities any differently than if we did not make the deposit and just repaid the debt securities ourselves at maturity, as under current U.S. federal tax law the deposit and our legal release from the debt securities would be treated as though we paid you your share of the cash and notes or bonds at the time the cash and notes or bonds were deposited in trust in exchange for your debt securities and you would recognize gain or loss on the debt securities at the time of the deposit; and
•	we must deliver to the trustee a legal opinion of our counsel stating that the above deposit does not require registration by us under the 1940 Act and a legal opinion and officers’ certificate stating that all conditions precedent to defeasance have been complied with.

If we ever did accomplish full defeasance, as described above, you would have to rely solely on the trust deposit for repayment of the debt securities. You could not look to us for repayment in the unlikely event of any shortfall. Conversely, the trust deposit would most likely be protected from claims of our lenders and other creditors if we ever became bankrupt or insolvent. If applicable, you would also be released from the subordination provisions described later under “— Indenture Provisions — Subordination.”

Form, Exchange and Transfer of Certificated Registered Securities

If registered debt securities cease to be issued in book-entry form, they will be issued:

•	only in fully registered certificated form;
•	without interest coupons; and
•	unless we indicate otherwise in a prospectus supplement, in denominations of $1,000 and amounts that are multiples of $1,000.

Holders may exchange their certificated securities for debt securities of smaller denominations or combined into fewer debt securities of larger denominations, as long as the total principal amount is not changed.

Holders may exchange or transfer their certificated securities at the office of their trustee. We may appoint the trustee to act as our agent for registering debt securities in the names of holders transferring debt securities, and may appoint another entity to perform these functions or perform them ourselves.

Holders will not be required to pay a service charge to transfer or exchange their certificated securities, but they may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange will be made only if our transfer agent is satisfied with the holder’s proof of legal ownership.

If we have designated additional transfer agents for your debt security, they will be named in the prospectus supplement. We may appoint additional transfer agents or cancel the appointment of any particular transfer agent. We may also approve a change in the office through which any transfer agent acts.

If any certificated securities of a particular series are redeemable and we redeem less than all the debt securities of that series, we may block the transfer or exchange of those debt securities during the period beginning 15 days before the day we mail the notice of redemption and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers or exchanges of any certificated securities selected for redemption, except that we will continue to permit transfers and exchanges of the unredeemed portion of any debt security that will be partially redeemed.

If a registered debt security is issued in book-entry form, only the depositary will be entitled to transfer and exchange the debt security as described in this subsection, since it will be the sole holder of the debt security.

Resignation of Trustee

Each trustee may resign or be removed with respect to one or more series of indenture securities provided that a successor trustee is appointed to act with respect to these series. In the event that two or more persons are acting as trustee with respect to different series of indenture securities under the indenture, each of the trustees will be a trustee of a trust separate and apart from the trust administered by any other trustee.

Indenture Provisions — Subordination

Upon any distribution of our assets upon our dissolution, winding up, liquidation or reorganization, the payment of the principal of (and premium, if any) and interest, if any, on any indenture securities denominated as subordinated debt securities is to be subordinated to the extent provided in the indenture in right of payment to the prior payment in full of all Senior Indebtedness, but our obligation to you to make payment of the principal of (and premium, if any) and interest, if any, on such subordinated debt securities will not otherwise be affected. In addition, no payment on account of principal (or premium, if any), sinking fund or interest, if any, may be made on such subordinated debt securities at any time unless full payment of all amounts due in respect of the principal (and premium, if any), sinking fund and interest on Senior Indebtedness has been made or duly provided for in money or money’s worth.

In the event that, notwithstanding the foregoing, any payment by us is received by the trustee in respect of subordinated debt securities or by the holders of any of such subordinated debt securities before all Senior Indebtedness is paid in full, the payment or distribution must be paid over to the holders of the Senior Indebtedness or on their behalf for application to the payment of all the Senior Indebtedness remaining unpaid until all the Senior Indebtedness has been paid in full, after giving effect to any concurrent payment or distribution to the holders of the Senior Indebtedness. Subject to the payment in full of all Senior Indebtedness upon this distribution by us, the holders of such subordinated debt securities will be subrogated to the rights of the holders of the Senior Indebtedness to the extent of payments made to the holders of the Senior Indebtedness out of the distributive share of such subordinated debt securities.

By reason of this subordination, in the event of a distribution of our assets upon our insolvency, certain of our senior creditors may recover more, ratably, than holders of any subordinated debt securities. The indenture provides that these subordination provisions will not apply to money and securities held in trust under the defeasance provisions of the indenture.

Senior Indebtedness is defined in the indenture as the principal of (and premium, if any) and unpaid interest on:

•	our indebtedness (including indebtedness of others guaranteed by us), whenever created, incurred, assumed or guaranteed, for money borrowed (other than indenture securities issued under the indenture and denominated as subordinated debt securities), unless in the instrument creating or evidencing the same or under which the same is outstanding it is provided that this indebtedness is not senior or prior in right of payment to the subordinated debt securities; and
•	renewals, extensions, modifications and refinancings of any of this indebtedness.

If this prospectus is being delivered in connection with the offering of a series of indenture securities denominated as subordinated debt securities, the accompanying prospectus supplement will set forth the approximate amount of our Senior Indebtedness outstanding as of a recent date.

The Trustee under the Indenture

We intend to use a nationally recognized financial institution to serve as the trustee under the indenture.

PLAN OF DISTRIBUTION

We may offer, from time to time, in one or more offerings or series, up to $250,000,000 of our common stock, preferred stock, debt securities or warrants to purchase common stock, preferred stock or debt securities, in one or more underwritten public offerings, at-the-market offerings, negotiated transactions, block trades, best efforts offerings or a combination of these methods. We may sell the securities through underwriters or dealers, directly to one or more purchasers through agents or through a combination of any such methods of sale. Any underwriter or agent involved in an offer and sale of the securities will be named in the applicable prospectus supplement. A prospectus supplement or supplements will also describe the terms of the offering of the securities, including: the purchase price of the securities and the proceeds we will receive from the sale; any over-allotment options under which underwriters may purchase additional securities from us; any agency fees or underwriting discounts and other items constituting agents’ or underwriters’ compensation; the public offering price; any discounts or concessions allowed or re-allowed or paid to dealers; and any securities exchange or market on which the securities may be listed. Only underwriters named in the prospectus supplement will be underwriters of the securities offered by the prospectus supplement.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share of our common stock, less any underwriting commissions and discounts or agency fees paid by us, must equal or exceed the net asset value per share of our common stock.

In connection with the sale of our securities, underwriters or agents may receive compensation from us or from purchasers of our securities, for whom they may act as agents, in the form of discounts, concessions or commissions. Our common stockholders will bear, directly or indirectly, the expenses of any offering of our securities, including debt securities.

Underwriters may sell our securities to or through dealers and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable prospectus supplement.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third parties in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

Any underwriter may engage in over-allotment, stabilizing transactions, short-covering transactions and penalty bids in accordance with Regulation M under the Exchange Act. Over-allotment involves sales in excess of the offering size, which create a short position. Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum price. Syndicate-covering or other short-covering transactions involve purchases of the securities, either through exercise of the over-allotment option or in the open market after the distribution is completed, to cover short positions. Penalty bids permit the underwriters to reclaim a selling concession from a dealer when the securities originally sold by the dealer are purchased in a stabilizing or covering transaction to cover short positions. Those activities may cause the price of the securities to be higher than it would otherwise be. If commenced, the underwriters may discontinue any of the activities at any time.

Any underwriters that are qualified market makers on the NASDAQ Global Select Market may engage in passive market making transactions in our common stock on the NASDAQ Global Select Market in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our common stock. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

We may sell securities directly or through agents we designate from time to time. We will name any agent involved in an offering and sale of securities and we will describe any commissions we will pay the agent in the prospectus supplement. Unless the prospectus supplement states otherwise, our agent will act on a best-efforts basis for the period of its appointment.

Unless otherwise specified in the applicable prospectus supplement, each class or series of securities will be a new issue with no trading market, other than our common stock, which is traded on the NASDAQ Global Select Market. We may elect to list any other class or series of securities on any exchanges, but we are not obligated to do so. We cannot guarantee the liquidity of the trading markets for any securities.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act. Underwriters, dealers and agents may engage in transactions with, or perform services for, us in the ordinary course of business.

If so indicated in the applicable prospectus supplement, we will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contracts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligations of any purchaser under any such contract will be subject to the condition that the purchase of our securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In order to comply with the securities laws of certain states, if applicable, any securities offered will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, our securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority, Inc. will not be greater than 10% for the sale of any securities being registered.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we generally do not execute transactions through any particular broker or dealer, but seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we do not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided, and our management and employees are authorized to pay such commission under these circumstances.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our investment securities are held under a custody agreement with U.S. Bank National Association. The address of the custodian is U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110. The transfer agent and registrar for our common stock, American Stock Transfer & Trust Company, acts as our transfer agent, dividend paying and reinvestment agent for our common stock. The principal business address of the transfer agent is 59 Maiden Lane, New York, New York 10038. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is One Federal Street, 10th Floor, Boston, MA 02110.

LEGAL MATTERS

Certain legal matters regarding any securities offered by this prospectus and any accompanying prospectus supplement will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements and financial highlights, and management’s assessment of the effectiveness of internal control over financial reporting included in this prospectus and elsewhere in the registration statement have been so included in reliance upon the reports of Grant Thornton LLP, independent registered public accountants, upon the authority of said firm as experts in accounting and auditing in giving said reports.

AVAILABLE INFORMATION

As a public company, we file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY NOTICE

We are committed to protecting your privacy. This privacy notice explains the privacy policies of KCAP Financial. This notice supersedes any other privacy notice you may have received from KCAP Financial.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law.

We do not share this information with any non-affiliated third party except as described below.

•	The People and Companies that Make Up KCAP Financial. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.
•	Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.
•	Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

KCAP FINANCIAL, INC.

BALANCE SHEETS

	As of March 31, 2013	As of December 31, 2012
	(unaudited)
ASSETS
Investments at fair value:
Time deposits (cost: 2013 – $0; 2012 – $1,942,834)	$—	$1,942,834
Money market account (cost: 2013 – $38,887,925; 2012 – $30,543,824)	38,887,925	30,543,824
Debt securities (cost: 2013 – $172,602,565; 2012 – $134,377,151)	151,549,821	111,037,882
CLO Fund securities managed by non-affiliates (cost: 2013 – $10,321,884; 2012 – $10,487,023)	3,193,376	3,725,924
CLO Fund securities managed by affiliates (cost: 2013 – $79,783,663; 2012 – $79,659,387)	75,076,683	79,531,583
Equity securities (cost: 2013 – $18,260,008; 2012 – $18,375,588)	7,839,699	8,020,716
Asset manager affiliates (cost: 2013 – $83,198,191; 2012 – $83,161,529)	80,354,000	77,242,000
Total Investments at fair value (cost: 2013 – $403,054,236; 2012 – $358,547,336)	356,901,504	312,044,763
Cash	5,070,802	738,756
Interest receivable	1,850,238	697,349
Receivable for open trades	487,851	—
Accounts receivable	3,226,672	2,210,869
Other assets	3,650,894	3,568,736
Total assets	$371,187,961	$319,260,473
LIABILITIES
Convertible senior notes	$60,000,000	$60,000,000
Senior notes	41,400,000	41,400,000
Payable for open trades	2,985,000	—
Accounts payable and accrued expenses	930,636	2,581,432
Dividend payable	—	7,403,382
Total liabilities	$105,315,636	$111,384,814
STOCKHOLDERS’ EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 31,936,480 and 26,470,408 common shares issued and outstanding at March 31, 2013 and December 31, 2012, respectively	$319,043	$264,382
Capital in excess of par value	361,299,553	310,566,503
Accumulated undistributed net investment income	7,045,514	103,484
Accumulated net realized losses	(56,118,312)	(56,035,375)
Net unrealized depreciation on investments	(46,673,473)	(47,023,335)
Total stockholders’ equity	$265,872,325	$207,875,659
Total liabilities and stockholders’ equity	$371,187,961	$319,260,473
NET ASSET VALUE PER COMMON SHARE	$8.33	$7.85

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF OPERATIONS
(unaudited)

	Three Months Ended March 31,
	2013	2012
Investment Income:
Interest from investments in debt securities	$2,478,018	$2,501,613
Interest from cash and time deposits	4,712	2,562
Dividends from investments in CLO Fund securities managed by non-affiliates	423,875	419,165
Dividends from investments in CLO Fund securities managed by affiliates	5,480,653	3,613,639
Dividends from affiliate asset managers	3,000,000	825,000
Capital structuring service fees	6,573	39,561
Total investment income	11,393,831	7,401,540
Expenses:
Interest and amortization of debt issuance costs	2,260,246	1,442,286
Compensation	909,713	947,735
Professional fees	642,328	916,660
Insurance	128,717	129,603
Administrative and other	506,471	325,975
Total expenses	4,447,475	3,762,259
Net Investment Income	6,946,356	3,639,281
Realized And Unrealized Gains (Losses) On Investments:
Net realized gains (losses) from investment transactions	(82,937)	302,734
Net change in unrealized appreciation (depreciation) on:
Debt securities	2,286,526	(1,082,695)
Equity securities	(65,437)	680,986
CLO Fund securities managed by affiliates	(4,579,158)	2,366,876
CLO Fund securities managed by non-affiliates	(367,408)	(26,843)
Affiliate asset manager investments	3,075,339	(5,303,682)
Total net change in unrealized appreciation (depreciation)	349,862	(3,365,358)
Net realized and unrealized appreciation (depreciation) on investments	266,925	(3,062,624)
Net Increase In Net Assets Resulting From Operations	$7,213,281	$576,657
Net Increase In Net Assets Resulting from Operations per Common Share:
Basic:	$0.25	$0.02
Diluted:	$0.24	$0.02
Net Investment Income Per Common Share:
Basic:	$0.24	$0.15
Diluted:	$0.23	$0.15
Weighted Average Shares of Common Stock Outstanding – Basic	29,266,186	24,270,825
Weighted Average Shares of Common Stock Outstanding – Diluted	36,635,703	24,270,825

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CHANGES IN NET ASSETS
(unaudited)

	Three Months Ended March 31,
	2013	2012
Operations:
Net investment income	$6,946,356	$3,639,281
Net realized gains (losses) from investment transactions	(82,937)	302,734
Net change in unrealized appreciation (depreciation) on investments	349,862	(3,365,358)
Net increase in net assets resulting from operations	7,213,281	576,657
Stockholder distributions:
Dividends to stockholders	(4,326)	(3,654)
Net decrease in net assets resulting from stockholder distributions	(4,326)	(3,654)
Capital transactions:
Issuance of common stock for:
Interest in affiliate asset manager	—	25,560,000
Dividend reinvestment plan	237,606	122,843
Issuance of common stock for public offering	50,632,166	—
Offering costs of public share offering	(102,423)	—
Stock based compensation	20,362	172,729
Net increase in net assets resulting from capital transactions	50,787,711	25,855,572
Net assets at beginning of period	207,875,659	180,525,941
Net assets at end of period (including undistributed net investment income of $7,045,514 in 2013 and $4,457,530 in 2012)	$265,872,325	$206,954,516
Net asset value per common share	$8.33	$7.78
Common shares outstanding at end of period	31,936,480	26,609,963

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CASH FLOWS
(unaudited)

	Three Months Ended March 31,
	2013	2012
OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$7,213,281	$576,657
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operations:
Net realized (gains) losses on investment transactions	82,937	(302,734)
Net change in unrealized (appreciation) depreciation on investments	(349,862)	3,365,358
Net accretion of discount on securities and loans	(176,559)	(680,795)
Amortization of debt issuance cost	184,435	118,020
Stock-based compensation expense	20,362	172,729
Changes in operating assets and liabilities:
Purchases of investments	(48,671,615)	(36,317,935)
Proceeds from sale and redemption of investments	4,812,673	39,032,930
Increase in interest and dividends receivable	(1,152,889)	(211,593)
Increase in accounts receivable	(1,015,803)	(92,419)
Decrease in time deposit	1,942,834	—
Increase in other assets	(266,595)	(323,790)
Decrease in accounts payable and accrued expenses	(1,650,794)	(1,800,648)
Net cash provided by (used in) operating activities	(39,027,595)	3,535,780
FINANCING ACTIVITIES:
Proceeds from issuance of common stock	50,632,166	—
Offering costs of public share offering	(102,423)	—
Dividends paid in cash	(7,170,102)	(3,960,849)
Increase in restricted cash	—	(98,068)
Net cash provided by (used in) financing activities	43,359,641	(4,058,917)
CHANGE IN CASH	4,332,046	(523,137)
CASH, BEGINNING OF PERIOD	738,756	2,555,259
CASH, END OF PERIOD	$5,070,802	$2,032,122
Supplemental Information:
Interest paid during the period	$3,388,313	$2,625,000
Dividends paid during the period under the dividend reinvestment plan	$237,606	$122,844
Issuance of common stock in connection with acquisition of affiliate asset manager	$—	$25,560,000

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS
As of March 31, 2013

(Unaudited)

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	First Lien Bond — Bond 10.5% Cash, Due 6/19	$3,000,000	$2,930,343	$3,000,000
Alaska Communications Systems Holdings, Inc.(10) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,927,557	2,939,341	2,878,667
Allison Transmission, Inc. Automobile	Senior Secured Loan — New Term B-2 Loan 3.2% Cash, Due 8/17	1,975,050	1,963,112	1,996,381
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.8% Cash, Due 7/16	61,707	61,588	62,207
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.8% Cash, Due 7/16	938,293	936,481	945,893
Asurion, LLC (fka Asurion Corporation)(10) Insurance	Senior Secured Loan — Incremental Tranche B-1 Term Loan 4.5% Cash, Due 5/19	1,995,000	2,017,060	2,019,738
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan — New Tranche B Term Loan 3.8% Cash, Due 3/19	1,985,007	2,015,824	2,011,209
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,430,488	1,225,488	50,067
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,045	1,401,761	953,367
BBB Industries, LLC(10) Automobile	Senior Secured Loan — Term Loan B 5.5% Cash, Due 3/19	3,000,000	2,985,000	3,000,000
Berry Plastics Corporation Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,973,753	1,947,316	1,984,609
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,641,750	1,637,926	1,664,899
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(10) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	590,817	590,817	578,706
Catalina Marketing Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,673,889	1,716,142
Chrysler Group LLC(10) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,974,874	1,974,874	2,014,569
Clover Technologies Group, LLC (Clover Holdings Inc.)(10) Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured Loan — Term Loan 6.8% Cash, Due 5/18	3,000,000	3,043,808	3,000,000
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8), (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.1% PIK, Due 1/15	2,063,007	1,987,358	1,403,876
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.0% Cash, Due 3/18	946,751	948,443	956,881

See accompanying notes to financial statements.

Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.0% Cash, Due 3/18	$ 1,922,336	$ 1,903,389	$ 1,942,905
eInstruction Corporation(8), (10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000
ELO Touch Solutions, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	1,985,000	1,914,025	1,976,266
First American Payment Systems, L.P.(10) Finance	Junior Secured Loan — Term Loan (Second Lien) 10.8% Cash, Due 4/19	3,000,000	2,944,206	3,002,400
First Data Corporation(10) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	2,000,000	1,815,958	1,996,600
Flexera Software LLC (fka Flexera Software, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 6.0% Cash, Due 3/19	1,750,000	1,741,306	1,766,625
Fram Group Holdings Inc./Prestone Holdings Inc.(10) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	966,900	972,915	981,791
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — Bond 10.3% Cash, Due 12/16	1,036,000	1,037,854	1,060,657
Getty Images, Inc.(10) Printing and Publishing	Senior Secured Loan — Initial Term Loan (New) 4.8% Cash, Due 10/19	1,995,000	1,976,309	2,025,125
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 7.8% Cash, Due 6/12	3,000,000	2,715,997	30,000
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 11.8% Cash, Due 6/11	2,694,857	2,624,028	94,320
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	44,000
Grupo HIMA San Pablo, Inc.(10) Healthcare, Education and Childcare	Senior Secured Loan — Term B Loan (First Lien) 8.5% Cash, Due 1/18	3,000,000	2,941,940	2,940,000
Grupo HIMA San Pablo, Inc.(10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.8% Cash, Due 7/18	5,000,000	4,757,353	4,750,000
Gymboree Corporation., The(10) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	1,421,105	1,359,024	1,380,746
HMSC Corporation (aka Swett and Crawford)(10) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,956,001	5,000,000
Hunter Defense Technologies, Inc.(10) Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,033,245	3,829,630
Iasis Healthcare LLC(10) Healthcare, Education and Childcare	Senior Unsecured Bond — Bond 8.4% Cash, Due 5/19	3,000,000	2,881,315	3,168,900
International Architectural Products, Inc.(8), (10) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,867	263,862
Jones Stephens Corp.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,245,064	4,245,064	4,245,064
KIK Custom Products Inc.(10) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.2% Cash, Due 12/14	5,000,000	5,000,000	4,416,500
LBREP/L-Suncal Master I LLC(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,345,759	3,345,759	303,460

See accompanying notes to financial statements.

Lord & Taylor Holdings LLC (LT Propco LLC)(10) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	$430,951	$439,798	$435,950
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,801,784	1,804,568	1,831,153
Neiman Marcus Group Inc., The(10) Retail Stores	Senior Secured Loan — Term Loan 4.0% Cash, Due 5/18	2,000,000	1,986,541	2,021,000
Pegasus Solutions, Inc.(10) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	1,691,007	1,691,007	1,688,977
Perseus Holding Corp.(10) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	373,880
PetCo Animal Supplies, Inc.(10) Retail Stores	Senior Secured Loan — New Loans 4.0% Cash, Due 11/17	1,994,898	1,994,898	2,025,220
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	292,276	292,276	295,199
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,984,962	1,983,733	2,004,812
SGF Produce Holding Corp.(Frozsun, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term Loan 6.0% Cash,, Due 3/19	5,000,000	4,950,251	4,950,000
TPF Generation Holdings, LLC(10) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.3% Cash, Due 12/13	169,532	169,345	169,532
Trimaran Advisors, L.L.C.(10) Finance	Senior Unsecured Loan — Revolving Credit Facility 9.0% Cash, Due 11/17	20,000,000	20,000,000	20,000,000
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,954,886	1,946,534	1,968,570
TRSO I, Inc.(10) Oil and Gas	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, Due 12/17	10,400,000	10,203,182	10,400,000
TUI University, LLC(10) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 7.3% Cash, Due 10/14	2,051,442	2,028,110	1,796,858
TWCC Holding Corp.(10) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 3.5% Cash, Due 2/17	1,966,350	1,980,643	1,996,239
Univar Inc.(10) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,947,249	2,947,249	2,981,437
US Foods, Inc. (aka U.S. Foodservice, Inc.)(10) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,972,275	1,929,303	2,000,281
Vertafore, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,234,227	1,230,137	1,249,655
Vestcom International, Inc. (fka Vector Investment Holdings, Inc.)(10) Printing and Publishing	Senior Secured Loan — Term Loan 7.0% Cash, Due 12/18	3,000,000	2,941,643	3,001,800
Wholesome Sweeteners, Inc.(10) Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 14.0% Cash, Due 10/17	6,648,596	6,608,069	6,648,596
WireCo WorldGroup Inc.(10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Unsecured Bond — Bond 11.8% Cash, Due 5/17	8,000,000	7,924,193	8,253,600
Total Investment in Debt Securities (57% of net asset value at fair value)		$174,788,415	$172,602,565	$151,549,821

See accompanying notes to financial statements.

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	50,511
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6), (10) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6), (10) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (6), Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	1,725,702
International Architectural Products, Inc.(6), (10) Mining, Steel, Iron and Non-Precious Metals	Common Stock	2.5%	292,851	1,000
Perseus Holding Corp.(3), (6), (10) Leisure, Amusement, Motion Pictures, Entertainment	Common Stock	0.2%	400,000	13,961
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	7.8%	—	532,191
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	15.5%	3,032,596	3,311,853
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6), (10) Printing and Publishing	Common Stock	1.3%	359,765	635,199
TRSO II, Inc.(6), (10) Oil and Gas	Common Stock	5.4%	1,500,000	1,565,282
Total Investment in Equity Securities (3% of net asset value at fair value)			$18,260,008	$7,839,699

See accompanying notes to financial statements.

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,898,554	$2,742,376
Katonah III, Ltd.(3), (11)	Preferred Shares	23.1%	2,103,330	450,000
Katonah V, Ltd.(3), (11)	Preferred Shares	16.4%	3,320,000	1,000
Katonah VII CLO Ltd.(3), (7)	Subordinated Securities	10.3%	4,542,611	2,090,033
Katonah VIII CLO Ltd(3), (7)	Subordinated Securities	6.9%	3,426,105	1,894,796
Katonah IX CLO Ltd(3), (7)	Preferred Shares	26.7%	2,078,487	1,337,570
Katonah X CLO Ltd(3), (7)	Subordinated Securities	33.3%	11,857,236	8,178,887
Katonah 2007-I CLO Ltd.(3), (7)	Preferred Shares	100.0%	31,018,671	28,987,453
Trimaran CLO IV, Ltd.(3), (7)	Preferred Shares	19.0%	3,590,600	3,097,265
Trimaran CLO V, Ltd.(3), (7)	Subordinate Notes	20.8%	2,746,300	2,603,141
Trimaran CLO VI, Ltd.(3), (7)	Income Notes	16.2%	2,856,100	2,653,887
Trimaran CLO VII, Ltd.(3), (7)	Income Notes	10.5%	3,143,300	3,015,851
Catamaran CLO 2012-1 Ltd.(3), (7)	Subordinated Notes	24.9%	9,397,900	7,777,800
Total Investment in CLO Equity Securities			$84,979,194	$64,830,059

CLO Rated-Note Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (7)	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	100.0%	$1,258,651	$9,440,000
Catamaran CLO 2012-1 Ltd.(3), (7)	Class F Notes Par Value of $4,500,000 6.8%, Due 12/23	42.9%	3,867,702	4,000,000
Total Investment in CLO Rated-Notes			$5,126,353	$13,440,000
Total Investment in CLO Fund Securities (29% of net asset value at fair value)			$90,105,547	$78,270,059

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates(10)	Asset Management Company	100.0%	$83,198,191	$80,354,000
Total Investment in Asset Manager Affiliates (30% of net asset value at fair value)			$83,198,191	$80,354,000

Money Market Account

Money Market Accounts	Investment	Yield	Par/Cost	Value(2)
JP Morgan Business Money Market Account(9), (10)	Money Market Account	0.15%	$245,821	$245,821
US Bank Money Market Account(10)	Money Market Account	0.40%	38,642,104	38,642,104
Total Investment in Money Market Accounts (15% of net asset value at fair value)			$38,887,925	$38,887,925
Total Investments(5) (134% of net asset value at fair value)			$403,054,236	$356,901,504

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at March 31, 2013.

See accompanying notes to financial statements.

(2)	Reflects the fair market value of all investments as of March 31, 2013, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $403 million. The aggregate gross unrealized appreciation is approximately $12 million, the aggregate gross unrealized depreciation is approximately $58 million, and the net unrealized depreciation is approximately $46 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(11)	As of March 31, 2013, this CLO Fund Security was not providing a dividend distribution.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS
As of December 31, 2012

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	First Lien Bond — Bond 10.5% Cash, Due 6/19	$3,000,000	$2,928,762	$3,000,000
Alaska Communications Systems Holdings, Inc.(10) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,940,000	2,952,655	2,783,196
Allison Transmission, Inc. Automobile	Senior Secured Loan — Term B-2 Loan 3.7% Cash, Due 8/17	1,980,000	1,969,312	1,995,672
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.5% Cash, Due 7/16	61,707	61,579	61,910
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.5% Cash, Due 7/16	938,293	936,347	941,390
Asurion, LLC (fka Asurion Corporation)(10) Insurance	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, Due 5/18	2,000,000	2,021,506	2,023,130
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan — Tranche C Term Loan 4.3% Cash, Due 3/19	1,985,007	2,012,685	2,005,353
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,405,472	1,225,488	47,435
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,164	1,405,984	773,551
Berry Plastics Holding Corporation Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,979,003	1,949,236	1,971,898
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,645,875	1,641,896	1,657,297
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(10) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	621,074	621,074	613,373
Catalina Marketing Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,672,227	1,711,140
Chrysler Group LLC(10) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,979,899	1,979,899	2,024,724
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8), (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 2.3% Cash, 4.8% PIK, Due 1/15	2,063,007	1,987,358	1,299,695
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	949,124	950,905	952,237
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	1,927,154	1,907,210	1,933,475
eInstruction Corporation(8), (10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000
ELO Touch Solutions, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	1,990,000	1,915,453	1,989,603
First American Payment Systems, L.P.(10) Finance	Junior Secured Loan — Term Loan (Second Lien 2012) 10.8% Cash, Due 4/19	3,000,000	2,941,926	2,985,000

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
First Data Corporation(10) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	$2,000,000	$1,806,842	$1,906,710
Fram Group Holdings Inc./Prestone Holdings Inc.(10) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	989,975	996,484	991,212
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — Bond 10.1% Cash, Due 12/16	1,036,000	1,038,081	1,064,490
Getty Images, Inc.(10) Printing and Publishing	Senior Secured Loan — Initial Term Loan (New) 4.8% Cash, Due 10/19	2,000,000	1,980,556	2,005,250
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	38,506
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	82,543
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	30,015
Gymboree Corporation., The(10) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	1,421,105	1,355,901	1,312,746
HMSC Corporation (aka Swett and Crawford)(10) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,948,801	4,410,000
Hunter Defense Technologies, Inc.(10) Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,027,935	3,829,630
Iasis Healthcare LLC(10) Healthcare, Education and Childcare	Senior Unsecured Bond — Bond 8.4% Cash, Due 5/19	3,000,000	2,877,729	2,865,000
International Architectural Products, Inc.(8), (10) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,868	263,864
Jones Stephens Corp.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,280,147	4,280,147	4,280,147
KIK Custom Products Inc.(10) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,977,100
LBREP/L-Suncal Master I LLC(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,345,759	3,345,759	303,460
Legacy Cabinets, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	524,571	463,380	447,040
Lord & Taylor Holdings LLC (LT Propco LLC)(10) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	430,951	439,877	436,002
Merisant Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	4,547,032	4,538,541	4,547,032
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,825,626	1,828,589	1,838,934
Neiman Marcus Group Inc., The(10) Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,985,894	2,005,800
Pegasus Solutions, Inc.(10) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	1,691,007	1,691,007	1,671,391
Perseus Holding Corp.(10) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	371,160

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
PetCo Animal Supplies, Inc.(10) Retail Stores	Senior Secured Loan — New Loan 4.5% Cash, Due 11/17	$2,000,000	$2,000,000	$2,018,220
Pinnacle Foods Finance LLC(10) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	293,014	293,014	295,025
Pinnacle Foods Finance LLC(10) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,989,975	1,988,656	2,003,636
TPF Generation Holdings, LLC(10) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.3% Cash, Due 12/13	169,532	169,280	169,956
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,959,860	1,951,082	1,948,013
TRSO I, Inc.(10) Oil and Gas	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, Due 12/17	10,400,000	10,192,913	10,192,000
TUI University, LLC(10) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 7.3% Cash,, Due 10/14	2,051,442	2,024,477	1,751,521
TWCC Holding Corp.(10) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 4.3% Cash, Due 2/17	1,966,350	1,978,846	1,990,930
Univar Inc.(10) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,954,773	2,954,773	2,950,577
US Foods, Inc. (aka U.S. Foodservice, Inc.)(10) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,978,284	1,932,524	1,983,536
Vertafore, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,237,381	1,232,977	1,250,275
Wholesome Sweeteners, Inc.(10) Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 14.0% Cash, Due 10/17	6,648,596	6,605,857	6,715,082
WireCo WorldGroup Inc.(10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Unsecured Bond — Bond 11.8% Cash, Due 5/17	8,000,000	7,920,733	8,320,000
Total Investment in Debt Securities (53% of net asset value at fair value)		$136,283,876	$134,377,151	$111,037,882

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	44,112
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6), (10) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6), (10) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (6), Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	1,961,550

See accompanying notes to financial statements.

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
International Architectural Products, Inc.(6), (10) Mining, Steel, Iron and Non-Precious Metals	Common Stock	2.5%	$292,851	$1,000
Legacy Cabinets, Inc.(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6), (10) Leisure, Amusement, Motion Pictures, Entertainment	Common Stock	0.2%	400,000	10,930
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	7.8%	—	644,937
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	9.0%	3,032,596	3,240,496
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6), (10) Printing and Publishing	Common Stock	1.3%	359,765	612,691
TRSO II, Inc.(6), (10) Oil and Gas	Common Stock	5.4%	1,500,000	1,500,000
Total Investment in Equity Securities (4% of net asset value at fair value)			$18,375,588	$8,020,716

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,925,009	$3,124,924
Katonah III, Ltd.(3), (11)	Preferred Shares	23.1%	2,242,014	600,000
Katonah V, Ltd.(3), (11)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3), (7)	Subordinated Securities	16.4%	4,574,393	2,120,168
Katonah VIII CLO Ltd(3), (7)	Subordinated Securities	10.3%	3,450,705	2,171,998
Katonah IX CLO Ltd(3), (7)	Preferred Shares	6.9%	2,082,987	1,488,895
Katonah X CLO Ltd(3), (7)	Subordinated Securities	33.3%	11,934,600	9,455,511
Katonah 2007-I CLO Ltd.(3), (7)	Preferred Shares	100.0%	31,189,147	30,091,886
Trimaran CLO IV, Ltd.(3), (7)	Preferred Shares	19.0%	3,616,600	3,575,571
Trimaran CLO V, Ltd.(3), (7)	Subordinate Notes	20.8%	2,757,100	2,930,004
Trimaran CLO VI, Ltd.(3), (7)	Income Notes	16.2%	2,894,700	2,936,626
Trimaran CLO VII, Ltd.(3), (7)	Income Notes	10.5%	3,146,900	3,357,924
Catamaran CLO 2012-1 Ltd.(3), (7)	Subordinated Notes	24.9%	8,982,400	8,493,000
Total Investment in CLO Equity Securities			$85,116,555	$70,347,507

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (7)	Class B-2L Notes Par Value of $10,500,000 5.3%, Due 4/22	100.0%	$1,252,191	$9,140,000
Catamaran CLO 2012-1 Ltd.(3), (7)	Class F Notes Par Value of $4,500,000 6.8%, Due 12/23	42.9%	3,777,664	3,770,000
Total Investment in CLO Rated-Note			$5,029,855	$12,910,000
Total Investment in CLO Fund Securities (40% of net asset value at fair value)			$90,146,410	$83,257,507

See accompanying notes to financial statements.

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates(10)	Asset Management Company	100.0%	$83,161,529	$77,242,000
Total Investment in Asset Manager Affiliates (37% of net asset value at fair value)			$83,161,529	$77,242,000

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account(10)	Time Deposit	0.01%	$1,942,834	$1,942,834
JP Morgan Business Money Market Account(9), (10)	Money Market Account	0.15%	195,856	195,856
US Bank Money Market Account(10)	Money Market Account	0.40%	30,347,968	30,347,968
Total Investment in Time Deposit and Money Market Accounts (16% of net asset value at fair value)			$32,486,658	$32,486,658
Total Investments(5) (150% of net asset value at fair value)			$358,547,336	$312,044,763

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2012.
(2)	Reflects the fair market value of all investments as of December 31, 2012, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $359 million. The aggregate gross unrealized appreciation is approximately $11 million, the aggregate gross unrealized depreciation is approximately $58 million, and the net unrealized depreciation is approximately $47 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(11)	As of December 31, 2012, this CLO Fund Security was not providing a dividend distribution.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

FINANCIAL HIGHLIGHTS
(unaudited)

	Three Months Ended March 31,
	2013	2012
Per Share Data:
Net asset value, at beginning of period	$7.85	$7.85
Net investment income(1)	0.22	0.15
Net realized gain(1)	—	0.01
Net change in unrealized apreciation (depreciation) on investments(1)	0.01	(0.25)
Net loss	0.21	(0.09)
Issuance of common stock (not including dividend reinvestment plan)	0.24	—
Issuance of common stock under dividend reinvestment plan	0.01	0.01
Stock based compensation expense	—	0.01
Net increase in net assets relating to stock-based transactions	0.27	0.02
Net asset value, end of period	$8.33	$7.78
Total net asset value return(2)	2.9%	(0.9)%
Ratio/Supplemental Data:
Per share market value at beginning of period	$9.19	$6.31
Per share market value at end of period	$10.77	$6.91
Total market return(3)	17.2%	9.5%
Shares outstanding at end of period	31,936,480	26,609,963
Net assets at end of period	$265,872,325	$206,954,516
Portfolio turnover rate(4)	1.6%	6.9%
Average debt outstanding	$101,400,000	$60,000,000
Weighted average interest rate on borrowings	8.2%	8.8%
Asset coverage ratio	362%	445%
Ratio of net investment income to average net assets(5)	11.7%	7.5%
Ratio of total expenses to average net assets(5)	7.5%	7.8%
Ratio of interest expense to average net assets(5)	3.8%	3.0%
Ratio of non-interest expenses to average net assets(5)	3.7%	4.8%

(1)	Based on average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share less proceeds from issuance of common shares.
(3)	Total market return (not annualized) equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.
(4)	Not annualized. Portfolio turnover rate equals the year-to-date sales and paydowns over the average of the invested assets at fair value.
(5)	Annualized

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

1. ORGANIZATION

KCAP Financial, Inc. (“KCAP” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures, and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering (“IPO”), converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its IPO, the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C., a leading middle market private equity firm, in exchange for the contribution to the Company of their ownership interests in Katonah Debt Advisors, L.L.C., and related affiliates controlled by the Company (collectively, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), a CLO manager similar to Katonah Debt Advisors with assets under management of approximately $1.5 billion, for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of March 31, 2013, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies (collectively, “Asset Manager Affiliates”) and have approximately $3.5 billion of par value assets under management. Asset Manager Affiliates are registered under the Investment Advisers Act of 1940 and are managed independently from the Company by separate management teams and investment committees.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of the Asset Manager Affiliates. The Asset Manager Affiliates manage CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments.

While the Company’s primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, the Company may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments. In addition, the Company may also invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information. Accordingly, they do not include all of the information and footnotes required for annual financial statements. The unaudited interim financial statements and notes thereto should be read in conjunction with the financial statements and notes thereto in the Company’s Form 10-K for the year ended December 31, 2012, as filed with the U.S. Securities and Exchange Commission (the “Commission” or the “SEC”).

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material. The results of operations for the interim periods presented are not necessarily indicative of the operating results to be expected for the full year.

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest e.g., the Asset Manager Affiliates. The Asset Manager Affiliates are subject to Accounting Standards Codification Topic 810, “Consolidation” and although the Company cannot consolidate portfolio company investments, this guidance impacted the required disclosures relating to the Asset Manager Affiliates, as it requires the Asset Manager Affiliates to consolidate their managed CLO Funds. As a result of the consolidation of these CLOs into the Asset Manager Affiliates, the Asset Manager Affiliates qualify as a “significant subsidiary” and, as a result, the Company is required to include additional disclosures regarding the Asset Manager Affiliates in its filings with the SEC. The additional financial information regarding the Asset Manager Affiliates do not directly impact the financial position or results of operations of the Company.

In addition, Katonah 2007-I Ltd. qualifies as a “significant subsidiary” and is also required to provide additional disclosures. Katonah 2007-I CLO Ltd is exempted company incorporated in November 15, 2006 with limited liability under the laws of the Cayman Islands for the sole purpose of investing in broadly syndicated loans, high-yield bonds and other credit instruments. The Fund is what is commonly known as a collateralized loan obligation fund (“CLO Fund”). The additional disclosures regarding Katonah 2007-I Ltd. do not directly impact the financial position or results of operations of the Company.

The additional financial information regarding the Asset Manager Affiliates and Katonah 2007-I CLO Ltd. (“Katonah 2007-I CLO”) can be found in Note 5 — Asset Manager Affiliates, below.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.  The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Measurements and Disclosures”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

The FASB issued guidance that clarified and required new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy. Note 4 below reflects the amended disclosure requirements. The new guidance also required that purchases, sales, issuances and settlements be presented gross in the Level III reconciliation and that requirement was effective for fiscal years beginning after December 15, 2010 and for interim periods within those years.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

In 2012, the Company engaged an independent valuation firm to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow model for fair value purposes and that the inputs were being employed correctly.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. Third party valuations were performed on approximately 3% of investments at fair value excluding our investments in the Asset Manager Affiliates and CLO Fund Securities for the period ended March 31, 2013. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.
2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.
3)	Preliminary valuation conclusions are discussed and documented by management.
4)	Debt securities, equity securities, CLO Fund securities and the Asset Manager Affiliates will be selected for review by an independent valuation firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.
5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.
6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.
7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt securities. Because the Company has not identified any market index that directly correlates to the loan and debt securities held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity Securities.  The Company’s equity securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA (earnings before interest, taxes, depreciation and amortization) and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity securities are classified as Level III, as described in Note 4 below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliates.  The Company’s investments in its wholly-owned asset management companies, the Asset Manager Affiliates, are carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. The Asset Manager Affiliates are classified

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities.  The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies (collectively, “CLO Fund securities”). The Company’s CLO Fund securities generally relate to credit instruments issued by corporations.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on a security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated note tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Cash.  The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Time Deposits and Money Market Accounts.  Time deposits primarily represent investments of cash held in a demand deposit accounts. Money market accounts primarily represent short term interest-bearing deposit accounts including an account that contains restricted cash held for employee flexible spending accounts.

Interest Income.  Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of March 31, 2013, five issuers representing less than 1% of total investments at fair value were considered in default.

Dividends from Asset Manager Affiliates.  The Company records dividend income from its Asset Manager Affiliates on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior note holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior note holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-I CLO and Class F Notes of the Catamaran 2012-1 CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognizes prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing.

During March 2011, the Company issued $60 million of Convertible Senior Notes (the “Convertible Senior Notes”) and incurred debt issuance costs of approximately $2.3 million which are being amortized over a five-year period. During October 2012, the Company issued $41.4 million of 7.375% Senior Notes due 2019 (the “Senior Notes”) and incurred debt issuance costs of approximately $1.5 million, which are being amortized over a seven year period. At March 31, 2013, there was an unamortized debt issuance cost of approximately $2.8 million included in other assets in the accompanying balance sheet. Amortization expense for the three months ended March 31, 2013 and 2012 was approximately $149,000 and $118,000, respectively, and is included in interest and amortization of debt issuance costs on the Statement of Operations.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and the Asset Manager Affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with the Asset Manager Affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources.

Dividends.  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the distributable taxable income estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

3. EARNINGS PER SHARE

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the three months ended March 31, 2013 and 2012 (unaudited):

	Three Months Ended March 31,
	2013	2012
Net increase in net assets from operations	$7,213,281	$576,657
Net decrease in net assets allocated to unvested share awards	(7,935)	(7,777)
Add: Interest on Senior Convertible Notes	1,312,500	—
Add: Amortization of Capitalized Costs on Senior Convertible Notes	106,115	—
Net increase in net assets available to common stockholders	8,623,961	568,880
Weighted average number of common shares outstanding for basic shares computation	29,266,186	24,270,825
Effect of dilutive securities – stock options	15,689	—
Effect of dilutive Senior Convertible Notes	7,353,828	—
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	36,635,703	24,270,825
Net increase in net assets per basic common shares:
Net increase in net assets from operations	0.25	0.02
Net increase in net assets per diluted shares:
Net increase in net assets from operations	0.24	0.02

Share-based awards that contain nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to our employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

The Company’s Convertible Senior Notes are included in the computation of the diluted net increase or decrease in net assets resulting from operations per share in accordance with ASC 261-10-45-40-b by

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

3. EARNINGS PER SHARE  – (continued)

application of the “if-converted method.” Under the if-converted method, interest charges applicable to the convertible debt for the period are added to the reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible debt is considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. For the three months ended March 31, 2013, the effect of the convertible debt was dilutive. For the three months ended March 31, 2012, the effect of the convertible debt was antidilutive.

The if-converted method of computing the dilutive effects on convertible debt assumes a conversion even if the contracted conversion price exceeds the market value of the shares. The current conversion price of the convertible senior is approximately 122.5638 shares of our common stock per $1,000 principal amount of the Convertible Senior Notes, equivalent to a conversion price of approximately $8.159 per share of our common stock. Upon conversion, the Company would issue the full amount of common stock upon conversion and retire the full amount of debt outstanding.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other companies if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at March 31, 2013 and December 31, 2012:

	March 31, 2013 (unaudited)			December 31, 2012
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Time Deposits	$—	$—	—%	$1,942,834	$1,942,834	1%
Money Market Account	38,887,925	38,887,925	15	30,543,824	30,543,824	15
Senior Secured Loan	81,306,958	74,471,738	28	67,874,565	60,258,885	29
Junior Secured Loan	54,430,898	39,532,069	15	49,646,273	33,486,956	17
Senior Unsecured Loan	20,000,000	20,000,000	8	—	—	—
First Lien Bond	2,930,343	3,000,000	1	2,928,762	3,000,000	1
Senior Subordinated Bond	2,728,878	2,749,634	1	2,729,088	2,735,881	1
Senior Unsecured Bond	10,805,507	11,422,500	4	10,798,463	11,185,000	5
CLO Fund Securities	90,105,528	78,270,059	29	90,146,410	83,257,507	40
Equity Securities	18,260,008	7,839,699	3	18,375,588	8,020,716	4
Preferred Stock	400,000	373,880	—	400,000	371,160	—
Asset Manager Affiliates	83,198,191	80,354,000	30	83,161,529	77,242,000	37
Total	$403,054,236	$356,901,504	134%	$358,547,336	$312,044,763	150%

(1)	Calculated as a percentage of net asset value.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The industry concentrations based on the fair value of the Company’s investment portfolio as of March 31, 2013 and December 31, 2012, were as follows:

	March 31, 2013 (unaudited)			December 31, 2012
Industry Classification	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$5,284,206	$3,881,141	1%	$5,278,896	$3,874,742	2%
Asset Management Companies(2)	83,198,191	80,354,000	30	83,161,529	77,242,000	37
Automobile	7,895,901	7,992,741	3	4,945,695	5,011,608	2
Beverage, Food and Tobacco	18,490,729	18,629,546	7	18,112,772	18,285,421	9
Broadcasting and Entertainment	1,980,643	1,996,239	1	1,978,846	1,990,930	1
Buildings and Real Estate	18,535,511	472,780	—	18,535,511	455,524	—
Chemicals, Plastics and Rubber	2,947,249	2,981,437	1	2,954,773	2,950,577	1
CLO Fund Securities	90,105,547	78,270,059	29	90,146,410	83,257,507	40
Containers, Packaging and Glass	1,947,316	1,984,609	1	1,949,236	1,971,898	1
Diversified/Conglomerate Service	5,517,800	3,728,676	1	5,520,217	3,536,426	2
Electronics	7,869,854	8,021,773	3	6,137,592	6,252,380	3
Finance	24,760,164	24,999,000	9	4,748,767	4,891,710	2
Healthcare, Education and Childcare	23,688,334	12,657,758	5	15,981,824	4,618,521	2
Home and Office Furnishings, Housewares, and Durable Consumer Products	10,208,003	11,089,108	4	10,820,467	11,613,621	5
Insurance	6,973,061	7,019,738	3	6,970,307	6,433,130	3
Leisure, Amusement, Motion Pictures, Entertainment	2,491,007	2,076,818	1	2,491,007	2,053,481	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11,411,550	11,383,178	4	11,408,091	11,581,245	6
Mining, Steel, Iron and Non-Precious Metals	773,718	264,864	—	773,718	264,864	—
Oil and Gas	11,703,185	11,965,282	6	11,692,913	11,692,000	6
Personal and Non Durable Consumer Products (Mfg. Only)	8,043,808	7,416,500	3	5,000,000	3,977,100	2
Personal, Food and Miscellaneous Services	3,567,229	3,665,180	1	3,574,421	3,640,835	2
Personal Transportation	2,015,824	2,011,209	1	2,012,685	2,005,353	1
Printing and Publishing	5,868,534	6,240,829	2	2,961,395	3,231,314	2
Retail Stores	5,780,261	5,862,916	2	5,781,672	5,772,767	3
Telecommunications	2,939,341	2,878,667	1	2,952,654	2,783,195	1
Time Deposit and Money Market Accounts	38,887,925	38,887,924	15	32,486,658	32,486,658	16
Utilities	169,345	169,532	—	169,280	169,956	—
Total	$403,054,236	$356,901,504	134%	$358,547,336	$312,044,763	150%

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

(1)	Calculated as a percentage of net asset value.
(2)	Represents the Asset Manager Affiliates.

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States.

At March 31, 2013 and December 31, 2012, approximately 22% and 27% of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 22% and 27% of its portfolio on such dates), respectively.

At March 31, 2013 and December 31, 2012, the Company’s ten largest portfolio companies represented approximately 61% and 62%, respectively, of the total fair value of its investments. The Company’s largest investment, the Asset Manager Affiliates which are its wholly owned asset manager affiliates represented 23% and 25% of the total fair value of the Company’s investments at March 31, 2013 and December 31, 2012, respectively. Excluding the Asset Manager Affiliates and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 20% and 17% of the total fair value of the Company’s investments at March 31, 2013 and December 31, 2012, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by the Asset Manager Affiliates (“CLO Fund securities managed by affiliates”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

The subordinated securities and preferred share securities are considered equity positions in the CLO Funds and, as of March 31, 2013 and December 31, 2012, the Company had approximately $78 million and $83 million, respectively, of CLO Fund securities at fair value. The cost basis of the Company’s investment in CLO Fund securities as of March 31, 2013 was approximately $90 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $12 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2012, was approximately $90 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $7 million.

In December 2012, the Company purchased $4.5 million par value of the class F Notes and $8.9 million par value of the Subordinated Notes of Catamaran 2012-1 CLO (“Catamaran 2012-1”) managed by Trimaran Advisors. The Company purchased the class F and subordinated notes for 84% and 100% of the par value, respectively.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

All CLO Funds managed by the Asset Manager Affiliates are currently making quarterly dividend distributions to the Company and are paying all senior and subordinate management fees to the Asset Manager Affiliates. With the exception of the Katonah III, Ltd. and the Katonah V, Ltd. CLO Funds, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to the Company.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2. “Significant Accounting Policies — Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid debt securities and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. A majority of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. Ongoing reviews by the Company’s investment analysts, Chief Investment Officer, Valuation Committee and independent valuation firms (if engaged) are based on an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of March 31, 2013 (unaudited) and December 31, 2012, respectively:

As of March 31, 2013 (unaudited)

	Level I	Level II	Level III	Total
Money market account	$—	$38,887,925	$—	$38,887,925
Debt securities	—	70,429,249	81,120,572	151,549,821
CLO Fund securities	—	—	78,270,059	78,270,059
Equity securities	—	—	7,839,699	7,839,699
Asset Manager Affiliates	—	—	80,354,000	80,354,000
Total	—	109,317,174	247,584,330	356,901,504

As of December 31, 2012

	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$32,486,658	$—	$32,486,658
Debt securities	—	59,172,476	51,865,406	111,037,882
CLO Fund securities	—	—	83,257,507	83,257,507
Equity securities	—	—	8,020,716	8,020,716
Asset Manager Affiliates	—	—	77,242,000	77,242,000
Total	—	91,659,134	220,385,629	312,044,763

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public for which there is little, if any, market-observable information. As a result a significant portion of the Company’s investments at any given time will likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are generally deemed to be Level III values. For those that have observable trades, we consider them to be Level II.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In 2012, the Company engaged an independent valuation firm to provide a third-party review of our CLO fair value model relative to its functionality, model inputs, and calculations as a reasonable method to determine CLO fair values, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

Values derived for debt and equity securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for the Asset Manager Affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the Asset Manager Affiliates. The Company recognizes that comparable asset managers may not be fully comparable to the Asset Manager Affiliates and typically identifies a range of performance measures and/or adjustments within the

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

As of March 31, 2013, the Company’s Level II portfolio investments were valued by a third party pricing service for which the prices are not adjusted and for which inputs are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. The fair value of the Company’s Level II portfolio investments was $109,317,174 as of March 31, 2013.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

As of March 31, 2013, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Debt Securities	$1,403,876	Enterprise Value	Average EBITDA Multiple	7.9x
			Weighted Avg Cost of Capital	12.1%
	$48,795,777	Income Approach	Market Yield	4.0% – 21.1% (weighted average 7.3%)
	$30,352,595	Market Approach	Third Party Bid	1 – 100.7 (weighted average 99.3)
	$1,000	Options Value	Qualitative Inputs
	$567,324	Recovery Approach	Qualitative Inputs
Equity Securities	$7,839,699	Enterprise Value	Average EBITDA Multiple	4.2x – 7.2x (weighted average 6.1x)
			Weighted Avg Cost of Capital	9.3% – 14.4% (weighted average 15.7%)
CLO Fund Securities	$66,492,259	Discounted Cash Flow	Discount Rate	7.5% – 14% (weighted average 13.0%)
			Probability of Default	1.00% – 2.50% (weighted average 1.47% – 2.18%)
			Loss Severity	30% – 40% (weighted average 31% – 36%)
			Recovery Rate	60% – 70% (weighted average 64% – 69%)
			Prepayment Rate	25%
	$11,777,800	Market Approach	Third Party Bid	87 – 88
Asset Manager Affiliates	$80,354,000	Discounted Cash Flow	Discount Rate	1.5% – 11.87% (weighted average 7.88%)
TOTAL	$247,584,330

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities include the comparable yields of similar investments in similar industries, effective discount rates, average EBITDA multiples, and weighted average cost of capital. Significant increases or decreases in such comparable yields would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s equity securities include the EBITDA multiple of similar investments in similar industries and the weighted average cost of capital. Significant increases or decreases in such inputs would result in a significantly lower or higher fair value measurement.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

4. INVESTMENTS  – (continued)

Significant unobservable inputs used in the fair value measurement of the Company’s CLO Fund securities include default rates, recovery rates, prepayment rates, and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented. Significant increases or decreases in probability of default and loss severity inputs in isolation would result in a significantly lower or higher fair value measurement. In general, a change in the assumption of the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity in an event of default. Significant increases or decreases in the discount rate in isolation would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Asset Manager Affiliates is the discount rate used to present value prospective cash flows. Prospective revenues are generally based on a fixed percentage of the par value of CLO Fund assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by the Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The discounted cash flow model incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Significant increases or decreases in such discount rate would result in a significantly lower or higher fair value measurement.

The qualitative inputs used in the fair value measurements of the Debt Securities include estimates of the distressed liquidation value of the pledged collateral.

5. ASSET MANAGER AFFILIATES

The Asset Manager Affiliates are wholly-owned portfolio companies. The Asset Manager Affiliates manage CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At March 31, 2013, Asset Manager Affiliates had approximately $3.5 billion of par value of assets under management, and the Company’s 100% equity interest in the Asset Manager Affiliates was valued at approximately $80 million.

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees the Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

The revenue that the Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses associated with their operations, including compensation of their employees, may be distributed to the Company. Any distributions of the Asset Manager Affiliates’ net income are recorded as “dividends from affiliate asset managers” and are recorded as declared (where declaration date represents ex-dividend date) by the Asset Manager Affiliates as income on the Company’s statement of operations. For the three months ended March 31, 2013, the Asset Manager Affiliates made distributions of

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

$3 million to the Company. For the three months ended March 31, 2012, the Asset Manager Affiliates made distributions of $825,000 to the Company; dividends are recorded as declared (where declaration date represents ex-dividend date) by the Asset Manager Affiliates as income on the Company’s statement of operations.

As with all other investments, the Asset Manager Affiliates’ fair value is determined quarterly. The valuation is primarily based on an analysis of both a percentage of their assets under management and the Asset Manager Affiliates’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology. For the three months ended March 31, 2013 the Asset Manager Affiliates had an increase in unrealized appreciation of approximately $3.1 million.

Effective January 1, 2010, the Asset Manager Affiliates adopted guidance encompassed in Accounting Standards Codification Topic 810, “Consolidation.” The adoption of this new guidance had an impact on the disclosures relating to the Asset Manager Affiliates which had previously not been required, as its provisions require the Asset Manager Affiliates to consolidate certain of their managed CLO Funds that were not previously consolidated. As a result of the consolidation of these CLO Funds into the Asset Manager Affiliates, the financial results of the Asset Manager Affiliates indicate that they qualify as a “significant subsidiary” of the Company requiring the following additional disclosures. In addition, Katonah 2007-I CLO qualifies as a “significant subsidiary” of the Company and is also required to make the additional disclosures. These disclosures regarding the Asset Manager Affiliates and Katonah 2007-I CLO do not directly impact the financial position, results of operations or cash flows of the Company.

Asset Manager Affiliates
Summarized Balance Sheet Information (unaudited)

	As of March 31, 2013	As of December 31, 2012
Investments of CLO Funds, at fair value	$3,153,246,598	$3,255,805,442
Restricted cash of CLO Funds	399,208,297	53,322,266
Total assets	3,667,735,603	3,847,297,787
CLO Fund liabilities at fair value	3,385,428,629	3,459,529,711
Total liabilities	3,529,735,430	3,698,915,974
Appropriated retained earnings of consolidated VIEs	92,826,264	104,870,995

Asset Manager Affiliates
Summarized Statements of Operations Information (unaudited)

	For the three months ended March 31,
	2013	2012
Interest income – investments of CLO Funds	$33,267,427	$29,764,690
Total income	36,311,272	32,187,154
Interest expense of CLO Fund liabilities	29,772,085	30,541,329
Total expenses	34,844,224	34,777,990
Net realized and unrealized gains (losses)	(9,478,937)	(6,226,958)
Net income (loss) attributable to noncontrolling interests in consolidated consolidated Variable Interest Entities	(9,171,141)	(8,615,948)
Net income (loss) attributable to Asset Manager Affiliates	762,649	(380,021)

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

Katonah 2007-I CLO Ltd.
Summarized Balance Sheet Information (unaudited)

As of March 31, 2013
Total investments at fair value	$302,464,094
Cash	22,944,935
Total assets	329,213,882
CLO Debt at fair value	314,551,967
Total liabilities	322,522,864
Total Net Assets	6,691,012

Katonah 2007-I CLO Ltd.
Summarized Statements of Operations Information (unaudited)

For the three months ended March 31, 2013
Interest income from investments	$3,225,687
Total income	3,386,608
Interest expense	2,993,892
Total expenses	3,270,996
Net realized and unrealized gains (losses)	(1,759,451)
Decrease in net assets resulting from operations	(1,643,839)

All of the consolidated VIEs’ investment balances are CLO Fund-related. The assets of the CLO Funds are held solely to satisfy the obligations of the CLO Funds. The Asset Manager Affiliates have no right to the benefits from, nor do they bear the risks associated with, the collateral assets held by the CLO Funds, beyond the management fees generated from the CLO Funds. If the Asset Manager Affiliates were to liquidate, the collateral assets would not be available to the general creditors of the Asset Manager Affiliates. Additionally, the investors in the CLO Funds have no recourse to the general credit of the Asset Manager Affiliates for the securities issued by the CLO Funds.

The consolidation of the VIEs’ investment products in the Asset Manager Affiliates’ financial statements is not reflective of the underlying financial position, results of operations or cash flows of the Asset Manager Affiliates as stand-alone entities. Furthermore, the financial operations of the Asset Manager Affiliates, whether consolidated with the CLO funds they manage or on a stand-alone basis, are not reflective of the fair value of the Asset Manager Affiliates as reported on the Company’s balance sheet and schedule of investments as the Company is required under U.S. GAAP to report the Asset Manager Affiliates as a portfolio company at fair value.

As separately regarded entities for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by the Asset Manager Affiliates to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of the Asset Manager Affiliates’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. The Asset Manager Affiliates’ taxable net income will differ from U.S. GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

5. ASSET MANAGER AFFILIATES  – (continued)

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for U.S. GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between U.S. GAAP income and taxable income by approximately $2 million per year over such period.

Additional goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Trimaran Advisors by its sole member, Commodore Holdings, L.L.C., in exchange for shares of the KCAP Financial’s stock valued at $25.5 million and cash of $13.0 million. The transaction was considered an asset purchase under Section 351(a) of the Code and resulted in tax goodwill of approximately $22.8 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $1.5 million per year over such period.

At March 31, 2013 there were no intercompany balances with our affiliates.

Related Party Transactions

On November 20, 2012, the Company entered into a senior credit agreement (the “Senior Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide the capital necessary to support one or more of Trimaran Advisors’ warehouse lines and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Senior Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. The Company’s average debt obligation relating to the Senior Credit Facility was $20 million. As of December 27, 2012, the Senior Credit Facility was terminated and there were no borrowings outstanding.

On February 26, 2013, the Company entered into a senior credit agreement (the “Trimaran Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide capital necessary to support one or more of Trimaran Advisors’ warehouse lines of credit and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Trimaran Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. At March 31, 2013, $20 million was outstanding under the Trimaran Credit Facility.

On April 15, 2013, the Trimaran Credit Facility was amended and upsized from $20 million to $23 million.

For the three months end March 31, 2013 the Company recognized interest income related to the Senior Credit Facility of $170,000.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of March 31, 2013 (unaudited)	As of December 31, 2012
Convertible Senior Notes, due March 15, 2016	$60,000,000	$60,000,000
Senior Notes, due September 30, 2019	$41,400,000	$41,400,000

Convertible Senior Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due March 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds from the sale of the Convertible Senior Notes, following underwriting expenses, were approximately $57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock. As of March 31, 2013 the conversion rate was 122.5638 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to a conversion price of approximately $8.159 per share of common stock. The conversion rate is subject to adjustment upon certain events.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.

No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules. At March 31, 2013, the company was in compliance with all of its debt covenants.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.4 million of debt offering costs, which are being amortized over the term of the facility on an effective yield method, of which approximately $1.5 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated. There are no features that require accounting to be bifurcated, and as a result, they are recorded as a liability at their contractual amounts.

Fair Value of Convertible Senior Notes.  The Company carries the Convertible Senior Notes at cost. The Convertible Senior Notes were issued in a private placement and there is no active trading of these notes. The fair value of the Company’s outstanding Convertible Senior Notes was approximately $79.8 million at March 31, 2013. The fair value was determined based on the average of indicative bid and offer pricing for the Convertible Senior Notes.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

6. BORROWINGS  – (continued)

Senior Notes

On October 10, 2012, the Company issued $41.4 million in aggregate principal amount of unsecured 7.375% Senior Notes due 2019. The net proceeds for the Senior Notes, following underwriting expenses, were approximately $39.9 million. Interest on the Senior Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 7.375%, commencing December 30, 2012. The Notes mature on September, 30, 2019. The Senior Notes are senior unsecured obligations of the Company. In addition, due to the asset coverage test applicable to us as a BDC and a covenant that we agreed to in connection with the issuance of the Senior Notes, we are limited in our ability to make distributions in certain circumstances. At March 31, 2013, the Company was in compliance with all of its debt covenants.

In connection with the issuance of the Senior Notes, the Company incurred approximately $1.5 million of debt offering costs which are being amortized over the term of the facility on an effective yield method, of which approximately $1.4 million remains to be amortized.

Fair Value of Senior Notes.  The Senior Notes were issued in a public offering on October 10, 2012. The fair value of the Company’s outstanding Senior Notes was approximately $43 million at March 31, 2013. The fair value was determined based on the average of indicative bid and offer pricing for the Senior Notes.

The Facility

On February 24, 2012, the Company entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company (“KCAP Funding”), under which the Company may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

Advances under the Facility are used by the Company primarily to make additional investments. The Facility is secured by loans that it currently owns and a security interest in the Company’s right to receive certain management fees. The Company’s borrowings under the Facility are effectuated through KCAP Funding.

As of March 31, 2013, there were no amounts outstanding under the Facility and the Company was in compliance with all of its debt covenants. The average amount outstanding in 2013 under the Facility was $0.

In connection with the Facility, the Company incurred approximately $444,000 of debt origination costs which are being amortized over the term of the Facility on a straight-line basis of which approximately $286,000 remains to be amortized.

As of March 31, 2013, we had $101.4 million of borrowings outstanding at a weighted average fixed rate of 8.19%.

7. DISTRIBUTABLE TAXABLE INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2013). Depending on the level of taxable income earned in a tax year, the Company may choose to carry forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

7. DISTRIBUTABLE TAXABLE INCOME  – (continued)

on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incur a US federal excise tax for the calendar year 2013.

The following reconciles net increase in shareholders’ equity resulting from operations to taxable income for the three months ended March 31, 2013:

Three Months Ended March 31, 2013 (unaudited)
Net increase in net assets resulting from operations	$7,213,281
Net change in unrealized (appreciation) depreciation from investments	(349,862)
Excess capital losses over capital gains	(82,937)
Income not on GAAP books currently taxable	46,143
Income not currently taxable	(17,089)
Expenses not currently deductible	5,911
Taxable income before deductions for distributions	$6,815,447
Taxable income before deductions for distributions per weighted average shares for the period	$0.23

For the quarter ended March 31, 2013, the Company declared a dividend on March 15, 2013 of $0.28 per share for a total of approximately $9 million. The record date was April 5, 2013 and the dividend was distributed on April 26, 2013.

Taxable income differs from net increase (decrease) in stockholders’ equity resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

At March 31, 2013, the Company had a net capital loss carryforward of approximately $54 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of March 31, 2013 and December 31, 2012, the Company committed to make no investments in delayed draw senior secured loans.

9. STOCKHOLDERS’EQUITY

During the three months ended March 31, 2013 and the year ended December 31, 2012, the Company issued 23,572 and 76,208 shares, respectively, of common stock under its dividend reinvestment plan. For the three months ended March 31, 2013, the Company issued no shares of restricted stock, no shares were forfeited and no shares of restricted stock were converted to common stock due to vesting. For the year ended December 31, 2012, the Company issued 34,757 shares of restricted stock for which 232,768 shares were forfeited and 97,071 shares vested. The total number of shares of the Company’s common stock issued and outstanding as of March 31, 2013 and December 31, 2012 was 31,936,480 and 26,470,408, respectively.

10. EQUITY INCENTIVE PLAN

During 2006 and as amended in 2008, the Company established the equity incentive plan, (“the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2012 through March 31, 2013 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2012	60,000	$7.24
Granted	—	—
Exercised	—	—
Forfeited	—	—
Options outstanding at December 31, 2012	60,000	$7.24	6.5	$172,400
Granted	—	—
Exercised	(10,000)	—
Forfeited	—	—
Outstanding at March 31, 2013	50,000	$7.72	6.1	$235,600
Total vested at March 31, 2013	50,000	$7.72	6.1

(1)	Represents the difference between the market value of shares of the Company upon exercise of the options at March 31, 2013 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the three months ended March 31, 2013 and 2012, the Company

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

recognized no non-cash compensation expense related to stock options. At March 31, 2013, the Company had no remaining compensation cost related to unvested stock option-based awards.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Plan, as amended, and the Board of Directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On October 7, 2011 and July 22, 2010, the Board of Directors approved the grant of an additional 86,805 and 103,519 shares of restricted stock, respectively, to a certain executive officer of the Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of March 31, 2013, 233,998 of such shares were vested and converted to common shares. The remaining 25,002 shares have been forfeited.

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan, and the Board of Directors approved the grant of awards of 4,000 shares of restricted stock to the non-employee directors of the Company as partial annual compensation for their services as director. Such awards of restricted stock will vest as to 50% of the shares on the grant date and the remaining 50% of the shares on the first anniversary of the grant date.

During the three months ended March 31, 2013, no shares of restricted stock had vested. As of March 31, 2013, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 50,000 shares of common stock outstanding and there were 32,257 shares of restricted stock outstanding. Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2012 through March 31, 2013 is as follows:

	Unvested Restricted Shares	Weighted Average Exercise Price per Share
Unvested shares outstanding at December 31, 2011	327,339	$6.46
Granted	34,757	$6.66
Vested	(97,071)	$9.08
Forfeited	(232,768)	$5.37
Unvested shares outstanding at December 31, 2012	32,257	$6.69
Granted	—	$—
Vested	—	$—
Forfeited	—	$—
Outstanding at March 31, 2013	32,257	$6.69
Total non-vested shares at March 31, 2013	—	$6.69

For the three months ended March 31, 2013, non-cash compensation expense related to restricted stock was approximately $20,000; of this amount approximately $15,000 was expensed at the Company, and approximately $5,000 was a reimbursable expense allocated to the Asset Manager Affiliates. For the three months ended March 31, 2012, non-cash compensation expense related to restricted stock was approximately $173,000; of this amount approximately $169,000 was expensed at the Company and approximately $4,000 was a reimbursable expense allocated to the Asset Manager Affiliates.

KCAP FINANCIAL, INC.

NOTES TO FINANCIAL STATEMENTS
(unaudited)

10. EQUITY INCENTIVE PLAN  – (continued)

Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. As of March 31, 2013, the company had approximately $99,000 of total unrecognized compensation cost related to non-vested share-based awards. That cost is expected to be recognized over a weighted average period of 3.1 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The Plan is open to all full time employees. The 401K Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2% of the $250,000 maximum eligible compensation, which fully vest at the time of contribution. For the three months ended March 31, 2013 and 2012, the Company made contributions to the 401K Plan of approximately $11,000 and $11,000, respectively.

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company to participate in at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the three months ended March 31, 2013, the Company made a contribution of approximately $45,000 to the Profit-Sharing Plan and a contribution of $35,000 to the Profit Sharing Plan Plan for the three months ended March 31, 2012.

12. SUBSEQUENT EVENTS

On April 4, 2013 $8,992,000 of the Company’s 8.75% Convertible Senior Notes were converted at a price basis per share of $8.159 into 1,102,093 shares of KCAP common stock. The effect on the March 31, 2013 earnings per share would have been a decrease of $0.01 per share.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders of
KCAP Financial, Inc. (formerly, Kohlberg Capital Corporation)

We have audited the accompanying balance sheets, including the schedule of investments, of KCAP Financial, Inc. (a Delaware corporation) and subsidiaries (collectively, the “Company”) as of December 31, 2012 and 2011, and the related statements of operations, changes in net assets, and cash flows for each of the three years in the period ended December 31, 2012 and financial highlights for each of the five years in the period ended December 31, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2012 and 2011. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of KCAP Financial, Inc. and subsidiaries as of December 31, 2012 and 2011, and the results of their operations, changes in their net assets, and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company and subsidiaries’ internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated March 18, 2013 expressed an unqualified opinion.

/s/ GRANT THORNTON LLP

New York, New York
March 18, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders of
KCAP Financial, Inc. (formerly, Kohlberg Capital Corporation)

We have audited the internal control over financial reporting of KCAP Financial, Inc. (a Delaware corporation) and subsidiaries (collectively, the “Company”) as of December 31, 2012, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Management’s Report on Internal Control Over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, testing and evaluating the design and operating effectiveness of internal control based on the assessed risk, and performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control — Integrated Framework issued by COSO.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of the Company as of and for the year ended December 31, 2012, and our report dated March 18, 2013 expressed an unqualified opinion on those financial statements.

/s/ GRANT THORNTON LLP

New York, New York
March 18, 2013

KCAP FINANCIAL, INC.

BALANCE SHEETS

	As of December 31, 2012	As of December 31, 2011
ASSETS
Investments at fair value:
Time deposits (cost: 2012 – $1,942,834; 2011 – $229,152)	$1,942,834	$229,152
Money market account (cost: 2012 – $30,543,824; 2011 – $31,622,134)	30,543,824	31,622,134
Debt securities (cost: 2012 – $134,377,151; 2011 – $134,311,238)	111,037,882	114,673,506
CLO Fund securities managed by non-affiliates (cost: 2012 – $10,487,023; 2011 – $9,370,482)	3,725,924	3,110,367
CLO Fund securities managed by affiliates (cost: 2012 – $79,659,387; 2011 – $57,158,000)	79,531,583	45,327,950
Equity securities (cost: 2012 – $18,375,588; 2011 – $16,559,610)	8,020,716	6,040,895
Asset manager affiliates (cost: 2012 – $83,161,529; 2011 – $44,338,301)	77,242,000	40,814,000
Total Investments at Fair Value (cost: 2012 – $358,547,336; 2011 – $293,588,917)	312,044,763	241,818,004
Cash	738,756	2,555,259
Interest receivable	697,349	522,578
Accounts receivable	2,210,869	859,156
Due from affiliates	—	3,517
Other assets	3,568,736	2,375,147
Total Assets	$319,260,473	$248,133,661
LIABILITIES
Convertible senior notes	60,000,000	60,000,000
Senior notes	41,400,000	—
Accounts payable and accrued expenses	2,581,432	3,527,682
Dividend payable	7,403,382	4,080,037
Total Liabilities	$111,384,814	$67,607,719
STOCKHOLDERS' EQUITY
Common stock, par value $0.01 per share, 100,000,000 common shares authorized; 26,470,408 and 22,992,211 common shares issued and outstanding at December 31, 2012 and December 31, 2011, respectively	$264,382	$226,648
Capital in excess of par value	310,566,503	284,571,466
Accumulated undistributed net investment income	103,484	821,904
Accumulated net realized losses	(56,035,375)	(52,802,400)
Net unrealized depreciation on investments	(47,023,335)	(52,291,676)
Total Stockholders' Equity	$207,875,659	$180,525,942
Total Liabilities and Stockholders' Equity	$319,260,473	$248,133,661
NET ASSET VALUE PER COMMON SHARE	$7.85	$7.85

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2012	2011	2010
Investment Income:
Interest from investments in debt securities	$12,504,569	$9,438,493	$14,409,069
Interest from cash and time deposits	5,741	21,938	21,531
Dividends from investments in CLO fund securities managed by non-affiliates	1,861,263	1,949,360	1,837,024
Dividends from investments in CLO fund securities managed by affiliates	19,207,401	12,413,797	8,371,007
Dividends from asset manager affiliates	4,700,000	1,910,000	4,500,000
Capital structuring service fees	304,882	86,057	215,233
Other Income	—	2,000,000	—
Total investment income	38,583,856	27,819,645	29,353,864
Expenses:
Interest and amortization of debt issuance costs	6,976,018	4,588,482	7,088,202
Compensation	3,172,814	3,907,900	3,322,895
Professional fees	2,453,945	2,010,253	5,411,499
Insurance	546,989	493,305	419,942
Administrative and other	1,343,677	987,381	1,214,207
Total expenses	14,493,443	11,987,321	17,456,745
Net Investment Income before Income Tax Expense	24,090,413	15,832,324	11,897,119
Net Investment Income	24,090,413	15,832,324	11,897,119
Realized And Unrealized Gains (Losses) On Investments:
Net realized loss from investment transactions	(3,232,975)	(18,476,608)	(17,862,984)
Net change in unrealized appreciation (depreciation) on:
Debt securities	(3,701,536)	15,864,850	9,196,912
Equity securities	163,843	(1,724,319)	(1,142,038)
CLO fund securities managed by affiliates	8,316,279	(4,420,194)	3,079,974
CLO fund securities managed by non-affiliates	2,884,983	1,058,464	894,877
Asset manager affiliates investments	(2,395,228)	(484,973)	(20,352,537)
Total net unrealized gain (loss) from investment transactions	5,268,341	10,293,828	(8,322,812)
Net realized and unrealized appreciation (depreciation) on investments	2,035,366	(8,182,780)	(26,185,796)
Net Increase (Decrease) In Stockholders’ Equity Resulting From Operations	$26,125,779	$7,649,544	$(14,288,677)
Net Increase (Decrease) in Stockholders' Equity Resulting from Operations per Common Share:
Basic:	$1.00	$0.33	$(0.63)
Diluted:	$0.95	$0.33	$(0.63)
Net Investment Income Per Common Share:
Basic:	$0.93	$0.69	$0.53
Diluted:	$0.89	$0.69	$0.53
Weighted Average Shares of Common Stock Outstanding – Basic	26,011,517	22,868,648	22,598,185
Weighted Average Shares of Common Stock Outstanding – Diluted	33,379,594	22,880,674	22,598,185

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2012	2011	2010
Operations:
Net investment income	$24,090,413	$15,832,324	$11,897,119
Net realized loss from investment transactions	(3,232,975)	(18,476,608)	(17,862,984)
Net change in unrealized gain (loss) on investments	5,268,341	10,293,828	(8,322,812)
Net increase (decrease) in net assets resulting from operations	26,125,779	7,649,544	(14,288,677)
Stockholder distributions:
Dividends to stockholders	(24,808,832)	(15,829,085)	(15,222,211)
Net decrease in net assets resulting from stockholder distributions	(24,808,832)	(15,829,085)	(15,222,211)
Capital share transactions:
Issuance of common stock for:
Interest in affiliate company	25,560,000	—	—
Dividend reinvestment plan	556,881	1,006,205	1,621,074
Vesting of restricted stock	971	961	647
Stock based compensation	(85,082)	772,650	919,111
Net increase in net assets resulting from capital share transactions	26,032,770	1,779,816	2,540,832
Net assets at beginning of period	180,525,942	186,925,667	213,895,723
Net assets at end of period (including accumulated undistributed net investment income of $103,484, $821,904, and $818,664 in 2012, 2011, and 2010, respectively.	$207,875,659	$180,525,942	$186,925,667
Net asset value per common share	$7.85	$7.85	$8.21
Common shares outstanding at end of period	26,470,408	22,992,211	22,767,130

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2012	2011	2010
OPERATING ACTIVITIES:
Net increase (decrease) in stockholders’ equity resulting from operations	$26,125,779	$7,649,544	$(14,288,677)
Adjustments to reconcile net increase (decrease) in stockholders’ equity resulting from operations to net cash provided by (used in) operations:
Net realized losses on investment transactions	3,232,975	18,476,608	17,862,984
Net change in unrealized (appreciation) depreciation on investments	(5,268,341)	(10,293,828)	8,322,812
Net accretion of discount on securities and loans	(1,522,934)	(48,910)	(466,826)
Amortization of debt issuance cost	604,809	398,505	595,614
Payment-in-kind interest income	(581,355)	(469,329)	(820,262)
Stock based compensation expense	(85,082)	772,650	919,112
Changes in operating assets and liabilities:
Purchases of investments	(148,344,654)	(115,782,536)	(15,799,759)
Proceeds from sale and redemption of investments	107,817,559	67,194,142	204,092,344
(Increase) Decrease in interest receivable	(174,770)	25,219	1,261,916
Increase in accounts receivable	(1,351,713)	(8,135)	—
Decrease in other assets	(311,922)	(72,137)	(286,473)
(Increase) Decrease in due from affiliates	3,517	(3,517)	44,274
Increase (Decrease) in accounts payable and accrued expenses	(946,250)	1,189,915	(1,570,996)
Net cash provided by (used in) operating activities	(20,802,382)	(30,971,809)	199,866,063
FINANCING ACTIVITIES:
Issuance of stock	—	—	647
Dividends paid in cash	(20,927,645)	(14,554,554)	(14,200,702)
Proceeds from issuance of debt	30,000,000	—	—
Cash paid on repayment of debt	(30,000,000)	(86,746,582)	(131,303,781)
Senior Notes Offering Costs	(1,486,476)	—	—
Convertible notes offering costs	—	(2,370,454)	—
Issuance of Convertible Senior Notes	—	60,000,000	—
Issuance of Senior Notes	41,400,000	—	—
(Increase) Decrease in restricted cash	—	67,023,170	(48,327,147)
Net cash provided by (used in) financing activities	18,985,879	23,351,580	(193,830,983)
CHANGE IN CASH	(1,816,503)	(7,620,229)	6,035,080
CASH, BEGINNING OF YEAR	2,555,259	10,175,488	4,140,408
CASH, END OF YEAR	$738,756	$2,555,259	$10,175,488
Supplemental Information:
Interest paid during the period	$6,374,134	$2,745,968	$7,195,181
Non-cash dividends paid during the period under the dividend reinvestment plan	$557,852	$1,007,164	$1,621,074
Issuance of common stock in connection with acquisition of asset manager affiliates	$25,560,000	$—	$—

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS
As of December 31, 2012

Debt Securities Portfolio

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	First Lien Bond — Bond 10.5% Cash, Due 6/19	$3,000,000	$2,928,762	$3,000,000
Alaska Communications Systems Holdings, Inc. (10) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,940,000	2,952,655	2,783,196
Allison Transmission, Inc. Automobile	Senior Secured Loan — Term B-2 Loan 3.7% Cash, Due 8/17	1,980,000	1,969,312	1,995,672
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — LC-3 Facility 3.5% Cash, Due 7/16	61,707	61,579	61,910
Aramark Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — U.S. Term C Loan 3.5% Cash, Due 7/16	938,293	936,347	941,390
Asurion, LLC (fka Asurion Corporation)(10) Insurance	Senior Secured Loan — Term Loan (First Lien) 5.5% Cash, Due 5/18	2,000,000	2,021,506	2,023,130
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan — Tranche C Term Loan 4.3% Cash, Due 3/19	1,985,007	2,012,685	2,005,353
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.2% Cash, 7.0% PIK, Due 8/15	1,405,472	1,225,488	47,435
Bankruptcy Management Solutions, Inc.(10) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,439,164	1,405,984	773,551
Berry Plastics Holding Corporation Containers, Packaging and Glass	Senior Secured Loan — Term C Loan 2.2% Cash, Due 4/15	1,979,003	1,949,236	1,971,898
Burger King Corporation Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan (2012) 3.8% Cash, Due 9/19	1,645,875	1,641,896	1,657,297
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(10) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	621,074	621,074	613,373
Catalina Marketing Corporation(10) Diversified/Conglomerate Service	Senior Secured Loan — 2017 Term Loan 5.7% Cash, Due 9/17	1,704,212	1,672,227	1,711,140
Chrysler Group LLC(10) Automobile	Senior Secured Loan — Tranche B Term Loan 6.0% Cash, Due 5/17	1,979,899	1,979,899	2,024,724
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(8), (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 2.3% Cash, 4.8% PIK, Due 1/15	2,063,007	1,987,358	1,299,695
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	949,124	950,905	952,237
Del Monte Foods Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	1,927,154	1,907,210	1,933,475
eInstruction Corporation(8), (10) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	1,000
ELO Touch Solutions, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 8.0% Cash, Due 6/18	1,990,000	1,915,453	1,989,603
First American Payment Systems, L.P.(10) Finance	Junior Secured Loan — Term Loan (Second Lien 2012) 10.8% Cash, Due 4/19	3,000,000	2,941,926	2,985,000

See accompanying notes to financial statements.

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
First Data Corporation(10) Finance	Senior Secured Loan — 2018 Dollar Term Loan 4.2% Cash, Due 3/18	$2,000,000	$1,806,842	$1,906,710
Fram Group Holdings Inc./Prestone Holdings Inc.(10) Automobile	Senior Secured Loan — Term Loan (First Lien) 6.5% Cash, Due 7/17	989,975	996,484	991,212
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — Bond 10.1% Cash, Due 12/16	1,036,000	1,038,081	1,064,490
Getty Images, Inc.(10) Printing and Publishing	Senior Secured Loan — Initial Term Loan (New) 4.8% Cash, Due 10/19	2,000,000	1,980,556	2,005,250
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	38,506
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	82,543
Ginn LA Conduit Lender, Inc.(8), (10) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	30,015
Gymboree Corporation., The(10) Retail Stores	Senior Secured Loan — Term Loan 5.0% Cash, Due 2/18	1,421,105	1,355,901	1,312,746
HMSC Corporation (aka Swett and Crawford)(10) Insurance	Junior Secured Loan — Loan (Second Lien) 5.7% Cash, Due 10/14	5,000,000	4,948,801	4,410,000
Hunter Defense Technologies, Inc.(10) Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.0% Cash, Due 2/15	4,074,074	4,027,935	3,829,630
Iasis Healthcare LLC(10) Healthcare, Education and Childcare	Senior Unsecured Bond — Bond 8.4% Cash, Due 5/19	3,000,000	2,877,729	2,865,000
International Architectural Products, Inc.(8), (10) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, Due 5/15	507,431	480,868	263,864
Jones Stephens Corp.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,280,147	4,280,147	4,280,147
KIK Custom Products Inc.(10) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,977,100
LBREP/L-Suncal Master I LLC(8), (10) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien)7.5% Cash, Due 1/10	3,345,759	3,345,759	303,460
Legacy Cabinets, Inc.(10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	524,571	463,380	447,040
Lord & Taylor Holdings LLC (LT Propco LLC)(10) Retail Stores	Senior Secured Loan — Term Loan 5.8% Cash, Due 1/19	430,951	439,877	436,002
Merisant Company(10) Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	4,547,032	4,538,541	4,547,032
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(10) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,825,626	1,828,589	1,838,934
Neiman Marcus Group Inc., The(10) Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,985,894	2,005,800
Pegasus Solutions, Inc.(10) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes 13.0% PIK, Due 4/14	1,691,007	1,691,007	1,671,391
Perseus Holding Corp.(10) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock 14.0% PIK, Due 4/14	400,000	400,000	371,160
PetCo Animal Supplies, Inc.(10) Retail Stores	Senior Secured Loan — New Loan 4.5% Cash, Due 11/17	2,000,000	2,000,000	2,018,220

See accompanying notes to financial statements.

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Pinnacle Foods Finance LLC(10) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	$293,014	$293,014	$295,025
Pinnacle Foods Finance LLC(10) Beverage, Food and Tobacco	Senior Secured Loan — Extended Initial Term Loan 3.7% Cash, Due 10/16	1,989,975	1,988,656	2,003,636
TPF Generation Holdings, LLC(10) Utilities	Senior Secured Loan — Synthetic LC Deposit (First Lien) 2.3% Cash, Due 12/13	169,532	169,280	169,956
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(10) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,959,860	1,951,082	1,948,013
TRSO I, Inc.(10) Oil and Gas	Junior Secured Loan — Term Loan (Second Lien) 11.0% Cash, Due 12/17	10,400,000	10,192,913	10,192,000
TUI University, LLC(10) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 7.3% Cash,, Due 10/14	2,051,442	2,024,477	1,751,521
TWCC Holding Corp.(10) Broadcasting and Entertainment	Senior Secured Loan — Term Loan 4.3% Cash, Due 2/17	1,966,350	1,978,846	1,990,930
Univar Inc.(10) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,954,773	2,954,773	2,950,577
US Foods, Inc. (aka U.S. Foodservice, Inc.)(10) Personal, Food and Miscellaneous Services	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 3/17	1,978,284	1,932,524	1,983,536
Vertafore, Inc.(10) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,237,381	1,232,977	1,250,275
Wholesome Sweeteners, Inc.(10) Beverage, Food and Tobacco	Junior Secured Loan — Subordinated Note (Second Lien) 14.0% Cash, Due 10/17	6,648,596	6,605,857	6,715,082
WireCo WorldGroup Inc. (10) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Unsecured Bond — Bond 11.8% Cash, Due 5/17	8,000,000	7,920,733	8,320,000
Total Investment in Debt Securities(53% of net asset value at fair value)		$136,283,876	$134,377,151	$111,037,882

See accompanying notes to financial statements.

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6), (10) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	44,112
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,000
Bankruptcy Management Solutions, Inc.(6), (10) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Coastal Concrete Holding II, LLC(6), (10) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6), (10) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	1,000
FP WRCA Coinvestment Fund VII, Ltd.(3), (6), Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	1,961,550
International Architectural Products, Inc.(6), (10) Mining, Steel, Iron and Non-Precious Metals	Common Stock	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6), (10) Leisure, Amusement, Motion Pictures, Entertainment	Common Stock	0.2%	400,000	10,930
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	7.8%	—	644,937
Plumbing Holdings Corporation(6), (10) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	9.0%	3,032,596	3,240,496
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6), (10) Printing and Publishing	Common Stock	1.3%	359,765	612,691
TRSO II, Inc.(6), (10) Oil and Gas	Common Stock	5.4%	1,500,000	1,500,000
Total Investment in Equity Securities (4% of net asset value at fair value)			$18,375,588	$8,020,716

See accompanying notes to financial statements.

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3)	Subordinated Securities	22.2%	$4,925,009	$3,124,924
Katonah III, Ltd.(3), (11)	Preferred Shares	23.1%	2,242,014	600,000
Katonah V, Ltd.(3), (11)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3), (7)	Subordinated Securities	16.4%	4,574,393	2,120,168
Katonah VIII CLO Ltd(3), (7)	Subordinated Securities	10.3%	3,450,705	2,171,998
Katonah IX CLO Ltd(3), (7)	Preferred Shares	6.9%	2,082,987	1,488,895
Katonah X CLO Ltd (3), (7)	Subordinated Securities	33.3%	11,934,600	9,455,511
Katonah 2007-I CLO Ltd.(3), (7)	Preferred Shares	100.0%	31,189,147	30,091,886
Trimaran CLO IV, Ltd.(3), (7)	Preferred Shares	19.0%	3,616,600	3,575,571
Trimaran CLO V, Ltd.(3), (7)	Subordinate Notes	20.8%	2,757,100	2,930,004
Trimaran CLO VI, Ltd.(3), (7)	Income Notes	16.2%	2,894,700	2,936,626
Trimaran CLO VII, Ltd.(3), (7)	Income Notes	10.5%	3,146,900	3,357,924
Catamaran CLO 2012-1 Ltd.(3), (7)	Subordinated Notes	24.9%	8,982,400	8,493,000
Total Investment in CLO Equity Securities			$85,116,555	$70,347,507

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (7)	Class B-2L Notes Par Value of $10,500,000 5.32%, Due 4/22	100.0%	$1,252,191	$9,140,000
Catamaran CLO 2012-1 Ltd.(3), (7)	Class F Notes Par Value of $4,500,000 6.8%, Due 12/23	42.9%	3,777,664	3,770,000
Total Investment in CLO Rated-Note			$5,029,855	$12,910,000
Total Investment in CLO Fund Securities (40% of net asset value at fair value)			$90,146,410	$83,257,507

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates(10)	Asset Management Company	100.0%	$83,161,529	$77,242,000
Total Investment in Asset Manager Affiliates (37% of net asset value at fair value)			$83,161,529	$77,242,000

See accompanying notes to financial statements.

Time Deposits and Money Market Account

Time Deposit and Money Market Accounts	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account(10)	Time Deposit	0.01%	$1,942,834	$1,942,834
JP Morgan Business Money Market Account(9), (10)	Money Market Account	0.15%	195,856	195,856
US Bank Money Market Account(10)	Money Market Account	0.40%	30,347,968	30,347,968
Total Investment in Time Deposit and Money Market Accounts (16% of net asset value at fair value)			$32,486,658	$32,486,658
Total Investments(5) (150% of net asset value at fair value)			$358,547,336	$312,044,763

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2012.
(2)	Reflects the fair market value of all investments as of December 31, 2012, as determined by the Company’s Board of Directors.
(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $359 million. The aggregate gross unrealized appreciation is approximately $11 million, the aggregate gross unrealized depreciation is approximately $58 million, and the net unrealized depreciation is approximately $47 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by an Asset Manager Affiliate (as such term is defined in the notes to the financial statements).
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash and security deposits for employee flexible spending and payroll related accounts.
(10)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.
(11)	As of December 31, 2012, this CLO Fund Security was not providing a dividend distribution.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

SCHEDULE OF INVESTMENTS
As of December 31, 2011

Debt Securities Portfolio

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Advanced Lighting Technologies, Inc.(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Revolving Loan 0.5% Cash, Due 6/13	$—	$—	$—
Advanced Lighting Technologies, Inc.(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Second Lien Term Loan Note 6.3% Cash, Due 6/14	5,000,000	4,997,622	4,965,000
Alaska Communications Systems Holdings, Inc.(12) Telecommunications	Senior Secured Loan — Term Loan 5.5% Cash, Due 10/16	2,970,000	2,986,151	2,776,950
Avis Budget Car Rental, LLC Personal Transportation	Senior Secured Loan — Extended Term Loan 5.8% Cash, Due 4/14	2,974,338	2,993,092	2,983,648
Bankruptcy Management Solutions, Inc.(12) Diversified/Conglomerate Service	Junior Secured Loan — Loan (Second Lien) 1.4% Cash, 7.0% PIK, Due 8/15	1,291,447	1,217,438	39,822
Bankruptcy Management Solutions, Inc.(12) Diversified/Conglomerate Service	Senior Secured Loan — Term Loan B 6.5% Cash, 1.0% PIK, Due 8/14	1,442,478	1,434,611	331,777
Bicent Power LLC(12) Utilities	Junior Secured Loan — Advance (Second Lien) 4.6% Cash, Due 12/14	4,000,000	4,000,000	137,500
Burger King Corporation(12) Personal, Food and Miscellaneous Services	Senior Secured Loan — Tranche B Term Loan 4.5% Cash, Due 10/16	2,872,500	2,872,500	2,827,359
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(12) Printing and Publishing	Senior Secured Loan — Loan 10.0% Cash, Due 11/14	684,774	684,774	684,774
CoActive Technologies LLC (fka CoActive Technologies, Inc.)(12) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Junior Secured Loan — Term Loan (Second Lien) 7.3% Cash, Due 1/15	2,000,000	1,983,174	1,552,200
Del Monte Foods Company(12) Beverage, Food and Tobacco	Senior Secured Loan — Initial Term Loan 4.5% Cash, Due 3/18	2,985,000	2,991,687	2,843,212
eInstruction Corporation(12) Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 11.5% Cash, Due 7/14	10,000,000	10,000,000	9,489,000
Freescale Semiconductor, Inc. Electronics	Senior Subordinated Bond — 10.3% Cash, Due 12/16	3,000,000	3,007,007	3,135,000
Ginn LA Conduit Lender, Inc.(8), (12) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche A Credit-Linked Deposit 7.8% Cash, Due 6/11	1,257,143	1,224,101	91,142
Ginn LA Conduit Lender, Inc.(8), (12) Buildings and Real Estate(4)	Senior Secured Loan — First Lien Tranche B Term Loan 7.8% Cash, Due 6/11	2,694,857	2,624,028	195,377
Ginn LA Conduit Lender, Inc.(8), (12) Buildings and Real Estate(4)	Junior Secured Loan — Loan (Second Lien) 11.8% Cash, Due 6/12	3,000,000	2,715,997	15,000
HMSC Corporation (aka Swett and Crawford)(12) Insurance	Junior Secured Loan — Loan (Second Lien) 5.8% Cash, Due 10/14	5,000,000	4,919,522	3,753,000
Hunter Defense Technologies, Inc.(12) Aerospace and Defense	Junior Secured Loan — Term Loan (Second Lien) 7.3% Cash, Due 2/15	5,000,000	4,916,872	5,000,000

See accompanying notes to financial statements.

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Hunter Fan Company(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Junior Secured Loan — Loan (Second Lien) 7.0% Cash, Due 10/14	$3,000,000	$3,000,000	$2,724,300
International Architectural Products, Inc.(8), (12) Mining, Steel, Iron and Non-Precious Metals	Senior Secured Loan — Term Loan 12.0% Cash, 3.3% PIK, Due 5/15	530,803	504,240	437,913
Jones Stephens Corp.(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 7.0% Cash, Due 9/15	4,889,912	4,889,912	4,889,912
Kaseman Holdings and Sallyport Holdings(12) Aerospace and Defense	Mezzanine Investment — Mezzanine Notes 14.5% Cash, Due 6/17	11,250,597	10,931,428	11,588,115
KIK Custom Products Inc.(12) Personal and Non Durable Consumer Products (Mfg. Only)	Junior Secured Loan — Loan (Second Lien) 5.3% Cash, Due 12/14	5,000,000	5,000,000	3,250,000
LBREP/L-Suncal Master I LLC(8), (12) Buildings and Real Estate(4)	Senior Secured Loan — Term Loan (First Lien) 7.5% Cash, Due 1/10	3,401,921	3,401,921	359,923
Legacy Cabinets, Inc.(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Secured Loan — Term Loan 1.0% Cash, 6.3% PIK, Due 5/14	492,944	463,380	253,817
Merisant Company(12) Beverage, Food and Tobacco	Senior Secured Loan — Loan 7.5% Cash, Due 1/14	5,049,291	5,030,584	5,043,232
Metropolitan Health Networks, Inc. Healthcare, Education and Childcare	Junior Secured Loan — Term Loan (Second Lien) 13.5% Cash, Due 10/17	5,000,000	4,903,929	5,000,000
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.)(12) Beverage, Food and Tobacco	Senior Secured Loan — Term B Facility 4.3% Cash, Due 2/18	1,925,767	1,870,004	1,910,120
Neiman Marcus Group Inc., The(12) Retail Stores	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	2,000,000	1,885,086	1,932,500
Pegasus Solutions, Inc.(12) Leisure, Amusement, Motion Pictures, Entertainment	Senior Subordinated Bond — Senior Subordinated Second Lien PIK Notes, 13.0% PIK, Due 4/14	1,490,892	1,490,892	1,490,892
Perseus Holding Corp.(12) Leisure, Amusement, Motion Pictures, Entertainment	Preferred Stock — Preferred Stock, 14.0% PIK	400,000	400,000	400,000
Potters Holdings, II, L.P.(12) Diversified/Conglomerate Manufacturing	Junior Secured Loan — Term B Loan (Second Lien) 10.3% Cash, Due 11/17	7,000,000	6,905,447	7,000,000
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L)(3) Chemicals, Plastics and Rubber	Senior Secured Loan — Term Loan 6.0% Cash, Due 8/17	1,989,950	1,824,534	1,728,779
TriZetto Group, Inc. (TZ Merger Sub, Inc.)(12) Electronics	Senior Secured Loan — Term Loan 4.8% Cash, Due 5/18	1,979,757	1,898,410	1,950,554
TUI University, LLC(12) Healthcare, Education and Childcare	Senior Secured Loan — Term Loan (First Lien) 3.5% Cash, Due 10/14	3,040,242	2,978,384	2,626,161
Twin-Star International, Inc.(12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Senior Subordinated Bond — Senior Subordinated Note 13.0% Cash, Due 4/14	5,500,000	5,500,000	5,500,000
Univar Inc.(12) Chemicals, Plastics and Rubber	Senior Secured Loan — Term B Loan 5.0% Cash, Due 6/17	2,984,925	2,984,925	2,886,049
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC)(12) Electronics	Senior Secured Loan — Term B-1 Loan (First Lien) 4.5% Cash, Due 11/16	1,989,975	1,992,299	1,988,482
Vertafore, Inc.(12) Electronics	Senior Secured Loan — Term Loan (First Lien) 5.3% Cash, Due 7/16	1,989,956	1,933,723	1,952,147

See accompanying notes to financial statements.

Portfolio Company/ Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value(2)
Walker Group Holdings LLC(12) Cargo Transport	Junior Secured Loan — Term Loan B 13.3% Cash, Due 12/13	$416,737	$416,737	$416,737
Walker Group Holdings LLC(12) Cargo Transport	Junior Secured Loan — Term Loan B 13.3% Cash, Due 12/13	3,957,614	3,957,614	3,957,614
Warner Chilcott Company, LLC Healthcare, Education and Childcare	Senior Secured Loan — Term B-2 Loan 4.3% Cash, Due 3/18	454,851	455,921	449,450
Warner Chilcott Corporation Healthcare, Education and Childcare	Senior Secured Loan — Term B-1 Loan 4.3% Cash, Due 3/18	909,703	911,841	898,900
WC Luxco S.A.R.L. (Warner Chilcott)(3) Healthcare, Education and Childcare	Senior Secured Loan — Term B-3 Loan 4.3% Cash, Due 3/18	625,421	626,891	617,994
Wesco Aircraft Hardware Corp. Aerospace and Defense	Senior Secured Loan — Tranche B Term Loan 4.3% Cash, Due 4/17	2,590,244	2,584,560	2,599,154
Total Investment in Debt Securities (55% of net asset value at fair value)		$136,034,039	$134,311,238	$114,673,506

Equity Securities Portfolio

Portfolio Company/Principal Business	Investment	Percentage Interest/Shares	Cost	Value(2)
Aerostructures Holdings L.P.(6), (12) Aerospace and Defense	Partnership Interests	1.2%	$1,000,000	$1,000
Aerostructures Holdings L.P.(6), (12) Aerospace and Defense	Series A Preferred Interests	1.2%	250,961	250,961
Bankruptcy Management Solutions, Inc.(6), (12) Diversified/Conglomerate Service	Common Stock	1.2%	218,592	1,005
Bankruptcy Management Solutions, Inc.(6), (12) Diversified/Conglomerate Service	Warrants	0.1%	—	—
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(6), (12)	Common Stock	1.3%	359,765	538,969
Coastal Concrete Holding II, LLC(6), (12) Buildings and Real Estate(4)	Class A Units	10.8%	8,625,626	1,000
eInstruction Acquisition, LLC(6), (12) Healthcare, Education and Childcare	Membership Units	1.1%	1,079,617	442,319
FP WRCA Coinvestment Fund VII, Ltd.(3), (6) Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Class A Shares	1,500	1,500,000	2,339,700
International Architectural Products, Inc.(6), (12) Mining, Steel, Iron and Non-Precious Metals	Common Stock	2.5%	292,851	1,000
Legacy Cabinets, Inc.(6), (12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Equity	4.0%	115,580	1,000
Perseus Holding Corp.(6), (12) Leisure, Amusement, Motion Pictures, Entertainment	Common Stock	0.2%	400,000	193,120
Plumbing Holdings Corporation(6), (12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Common Stock	7.8%	—	—
Plumbing Holdings Corporation(6), (12) Home and Office Furnishings, Housewares, and Durable Consumer Products	Preferred Stock	9.0%	2,716,618	2,270,821
Total Investment in Equity Securities (3% of net asset value at fair value)			$16,559,610	$6,040,895

See accompanying notes to financial statements.

CLO Fund Securities

CLO Equity Investments

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Grant Grove CLO, Ltd.(3), (10)	Subordinated Securities	22.2%	$4,893,552	$3,042,400
Katonah III, Ltd.(3), (10)	Preferred Shares	23.1%	4,476,930	1,000
Katonah V, Ltd.(3), (10), (11)	Preferred Shares	26.7%	3,320,000	1,000
Katonah VII CLO Ltd.(3), (7), (10)	Subordinated Securities	16.4%	4,614,123	2,358,700
Katonah VIII CLO Ltd(3), (7), (10)	Subordinated Securities	10.3%	3,450,583	1,888,700
Katonah IX CLO Ltd(3), (7), (10)	Preferred Shares	6.9%	2,060,697	1,336,800
Katonah X CLO Ltd (3), (7), (10)	Subordinated Securities	33.3%	11,840,297	8,645,600
Katonah 2007-I CLO Ltd.(3), (7), (10)	Preferred Shares	100.0%	30,659,688	24,488,400
Total Investment in CLO Equity Securities			$65,315,870	$41,762,600

CLO Rated-Note Investment

Portfolio Company	Investment	Percentage Interest	Cost	Value(2)
Katonah 2007-I CLO Ltd.(3), (7), (10)	Class B-2L Notes Par Value of $10,500,000 5.42%, Due 4/22	100.0%	$1,212,612	$6,675,717
Total Investment in CLO Rated-Note			$1,212,612	$6,675,717
Total Investment in CLO Fund Securities (23% of net asset value at fair value)			$66,528,482	$48,438,317

Asset Manager Affiliates

Portfolio Company/Principal Business	Investment	Percentage Interest	Cost	Value(2)
Asset Manager Affiliates (Katonah Debt Advisors and Trimaran Advisors)	Asset Management Company	100.0%	$44,338,301	$40,814,000
Total Investment in Asset Manager Affiliates(20% of net asset value at fair value)			$44,338,301	$40,814,000

Time Deposits and Money Market Account

Time Deposits and Money Market Account	Investment	Yield	Par/Cost	Value(2)
JP Morgan Asset Account(12)	Time Deposit	0.01%	$229,152	$229,152
JP Morgan Business Money Market Account(9), (12)	Money Market Account	0.15%	164,573	164,573
US Bank Money Market Account(12)	Money Market Account	0.40%	31,457,561	31,457,561
Total Investment in Time Deposit and Money Market Accounts (15% of net asset value at fair value)			$31,851,286	$31,851,286
Total Investments(5) (116% of net asset value at fair value)			$293,588,917	$241,818,004

(1)	A majority of the variable rate loans to the Company’s portfolio companies bear interest at a rate that may be determined by reference to either LIBOR or an alternate Base Rate (commonly based on the Federal Funds Rate or the Prime Rate), which typically resets semi-annually, quarterly, or monthly. For each such loan, the Company has provided the weighted average annual stated interest rate in effect at December 31, 2011.
(2)	Reflects the fair market value of all existing investments as of December 31, 2011, as determined by the Company’s Board of Directors.

See accompanying notes to financial statements.

(3)	Non-U.S. company or principal place of business outside the U.S.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators. As of December 31, 2011, the Company had no exposure to mortgage securities (residential mortgage bonds, commercial mortgage backed securities, or related asset backed securities), companies providing mortgage lending or emerging markets investments either directly or through the Company’s investments in CLO funds.
(5)	The aggregate cost of investments for federal income tax purposes is approximately $292 million. The aggregate gross unrealized appreciation is approximately $8 million, the aggregate gross unrealized depreciation is approximately $60 million, and the net unrealized depreciation is approximately $52 million.
(6)	Non-income producing.
(7)	An affiliate CLO Fund managed by Katonah Debt Advisors L.L.C. or its affiliate.
(8)	Loan or debt security is on non-accrual status and therefore is considered non-income producing.
(9)	Money market account holding restricted cash for employee flexible spending and payroll accounts.
(10)	These securities were acquired in a transaction that was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 144A thereunder. These securities may be resold only in transactions that are exempt from the registration requirements of the Securities Act, normally to qualified institutional buyers.
(11)	As of December 31, 2011, this CLO Fund securities were not providing a dividend distribution.
(12)	Qualified asset for purposes of section 55(a) of the Investment Company Act of 1940.

See accompanying notes to financial statements.

KCAP FINANCIAL, INC.

FINANCIAL HIGHLIGHTS
($ per share)

	For the Year Ended December 31,
	2012	2011	2010	2009	2008
Per Share Data:
Net asset value, at beginning of period	$7.85	$8.21	$9.56	$9.03	$14.38
Net investment income(1)	0.93	0.70	0.53	0.83	1.50
Net realized losses(1)	(0.12)	(0.81)	(0.79)	(0.71)	(0.03)
Net change in unrealized appreciation/depreciation on investments(1)	0.11	0.37	(0.54)	1.19	(6.80)
Net income	0.92	0.26	(0.80)	1.31	(5.33)
Net decrease in net assets resulting from distributions
From net investment income	(0.91)	(0.69)	(0.52)	(0.84)	(1.43)
In excess of net investment income	(0.03)	—	(0.14)	(0.08)	(0.01)
Net decrease in net assets resulting from distributions	(0.94)	(0.69)	(0.66)	(0.92)	(1.44)
Net increase in net assets relating to stock-based transactions
Issuance of common stock (not including dividend reinvestment plan)	—	—	—	—	1.26
Issuance of common stock under dividend reinvestment plan	0.02	0.04	0.07	0.10	0.12
Stock based compensation expense	—	0.03	0.04	0.04	0.04
Net increase in net assets relating to stock-based transactions	0.02	0.07	0.11	0.14	1.42
Net asset value, end of period	$7.85	$7.85	$8.21	$9.56	$9.03
Total net asset value return(2)	11.9%	4.0%	(7.1)%	16.0%	(27.2)%
Ratio/Supplemental Data:
Per share market value at beginning of period	$6.31	$6.97	$4.56	$3.64	$12.00
Per share market value at end of period	$9.19	$6.31	$6.97	$4.56	$3.64
Total market return(3)	60.5%	0.4%	67.6%	50.5%	(57.7)%
Shares outstanding at end of period	26,470,408	22,992,211	22,767,130	22,363,281	21,771,186
Net assets at end of period	$207,875,659	$180,525,942	$186,925,667	$213,895,724	$196,566,018
Portfolio turnover rate	39.2%	24.5%	3.4%	3.2%	14.4%
Average debt outstanding	$80,758,743	$53,974,098	$154,952,070	$236,184,703	$248,300,441
Average debt outstanding per share	$3.05	$2.35	$6.81	$10.56	$11.41
Asset coverage ratio	305%	401%	315%	198%	175%
Ratio of net investment income to average net assets	11.9%	8.1%	5.8%	8.7%	12.0%
Ratio of total expenses to average net assets	7.2%	6.0%	8.5%	7.4%	7.2%
Ratio of interest expense to average net assets	3.4%	2.3%	3.4%	4.4%	4.3%
Ratio of non-interest expenses to average net assets	3.7%	3.7%	5.0%	3.0%	3.0%

(1)	Based on weighted average number of common shares outstanding for the period.
(2)	Total net asset value return (not annualized) equals the change in the net asset value per share over the beginning of period net asset value per share plus dividends, divided by the beginning net asset value per share.
(3)	Total market return equals the change in the ending market price over the beginning of period price per share plus dividends, divided by the beginning price.

See accompanying notes to financial statements.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

KCAP Financial, Inc. (“KCAP” or the “Company”) is an internally managed, non-diversified closed-end investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. The Company originates, structures, and invests in senior secured term loans, mezzanine debt and selected equity securities primarily in privately-held middle market companies. The Company defines the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization (“EBITDA”), of $10 million to $50 million and/or total debt of $25 million to $150 million. The Company was formed as a Delaware limited liability company on August 8, 2006 and, prior to the issuance of shares of the Company’s common stock in its initial public offering (“IPO”), converted to a corporation incorporated in Delaware on December 11, 2006. Prior to its IPO, the Company did not have material operations. The Company’s IPO of 14,462,000 shares of common stock raised net proceeds of approximately $200 million. Prior to the IPO, the Company issued 3,484,333 shares to affiliates of Kohlberg & Co., L.L.C., a leading middle market private equity firm, in exchange for the contribution to the Company of their ownership interests in Katonah Debt Advisors, L.L.C., and related affiliates controlled by the Company (collectively, “Katonah Debt Advisors”) and in securities issued by collateralized loan obligation funds (“CLO Funds”) managed by Katonah Debt Advisors and two other asset managers.

On February 29, 2012, the Company purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), a CLO manager similar to Katonah Debt Advisors with assets under management of approximately $1.5 billion, for total consideration of $13.0 million in cash and 3,600,000 shares of the Company’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, the Company acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of December 31, 2012, Katonah Debt Advisors and Trimaran Advisors are the Company’s only wholly-owned portfolio companies (collectively, “Asset Manager Affiliates”) and have approximately $3.6 billion of par value assets under management. Asset Manager Affiliates are registered under the Investment Advisers Act of 1940 and are managed independently from the Company by separate management teams and investment committees.

The Company’s investment objective is to generate current income and capital appreciation from investments made in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. The Company also expects to continue to receive distributions of recurring fee income and to generate capital appreciation from its investment in the asset management business of the Asset Manager Affiliates. The Asset Manager Affiliates manage CLO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments.

While the Company’s primary investment focus is on making loans to, and selected equity investments in, privately-held middle market companies, the Company may also invest in other investments such as loans to larger, publicly-traded companies, high-yield bonds and distressed debt securities. The Company may also receive warrants or options to purchase common stock in connection with its debt investments. In addition, the Company may also invest in debt and equity securities issued by the CLO Funds managed by our Asset Manager Affiliates or by other asset managers.

The Company has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Company must, among other things, meet certain source-of-income and asset diversification requirements. As a RIC, the Company generally will not have to pay corporate-level taxes on any income that it distributes in a timely manner to its stockholders.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared on the accrual basis of accounting in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

The financial statements reflect all adjustments, both normal and recurring which, in the opinion of management, are necessary for the fair presentation of the Company’s results of operations and financial condition for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company does not consolidate portfolio company investments, including those in which it has a controlling interest e.g., the Asset Manager Affiliates. The Asset Manager Affiliates are subject to Accounting Standards Codification Topic 810, “Consolidation” and although the Company cannot consolidate portfolio company investments, this guidance impacts the required disclosures relating to the Asset Manager Affiliates, as it requires the Asset Manager Affiliates to consolidate their managed CLO Funds. As a result of the consolidation of these CLO Funds into the Asset Manager Affiliates, the Asset Manager Affiliates qualify as a “significant subsidiary” and, as a result, the Company is required to include additional financial information regarding the Asset Manager Affiliates in its filings with the U.S. Securities and Exchange Commission (“SEC”). The additional financial information regarding the Asset Manager Affiliates do not directly impact the financial operations or results of the Company.

In addition, in accordance with Rules 3-09, Rule 4-08(g) and 1-02(bb) of Regulation S-X promulgated by the SEC, additional financial information with respect to one of the CLO Funds in which the Company has an investment, Katonah 2007-I CLO Ltd. (“Katonah 2007-I CLO”), is required to be included in the Company’s SEC filings.

The additional financial information regarding the Asset Manager Affiliates and Katonah 2007-I CLO immediately follow the Company’s financial statements.

Investments

Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method.

Valuation of Portfolio Investments.  The Company’s Board of Directors is ultimately and solely responsible for making a good faith determination of the fair value of portfolio investments on a quarterly basis. Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued by the Board of Directors based on detailed analyses prepared by management, the Valuation Committee of the Board of Directors, and, in certain circumstances, third parties with valuation expertise. Valuations are conducted by management on 100% of the investment portfolio at the end of each quarter. The Company follows the provisions of ASC Fair Value Measurements and Disclosures (“Fair Value Measurements and Disclosures ”). This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarified and required new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level I and Level II, as well as significant transfers in and out of Level III of the fair value hierarchy, were adopted by the Company in the first quarter of 2010. Note 4 below reflects the amended disclosure requirements. The new guidance also required that purchases, sales, issuances and settlements be

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

presented gross in the Level III reconciliation and that requirement was effective for fiscal years beginning after December 15, 2010 and for interim periods within those years.

Fair Value Measurements and Disclosures requires the disclosure in interim and annual periods of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

In 2012 and 2011, the Company engaged an independent valuation firm to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level 1 or Level 2 trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow model for fair value purposes and that the inputs were being employed correctly.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. Third party valuations were performed on approximately 5% of investments at fair value excluding our investments in the Asset Manager Affiliates and CLO Fund Securities as of December 31, 2012. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

The Board of Directors may consider other methods of valuation than those set forth above to determine the fair value of Level III investments as appropriate in conformity with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ materially from the values that would have been used had a ready market existed for such investments. Further, such investments may be generally subject to legal and other restrictions on resale or otherwise be less liquid than publicly traded securities. In addition, changes in the market environment and other events may occur over the life of the investments that may cause the value realized on such investments to be different from the currently assigned valuations.

The Company’s valuation methodology and procedures are as follows:

1)	Each portfolio company or investment is cross-referenced to an independent pricing service to determine if a current market quote is available. The nature and quality of such quote is reviewed to determine reliability and relevance of the quote. Factors considered in this determination include whether the quote is from a transaction or is a broker quote, the date and aging of such quote, whether the transaction is arms-length, whether it is of a liquidation or distressed nature and certain other factors judged to be relevant by management within the framework of Fair Value Measurements and Disclosures.
2)	If an investment does not have a market quotation on either a broad market exchange or from an independent pricing service, the investment is initially valued by the Company’s investment professionals responsible for the portfolio investment in conjunction with the portfolio management team.
3)	Preliminary valuation conclusions are discussed and documented by management.
4)	Debt securities, equity securities, CLO Fund securities and the Asset Manager Affiliates will be selected for review by an independent valuation firm, which is engaged by the Company’s Board of Directors. Such independent valuation firm reviews management’s preliminary valuations and makes their own independent valuation assessment.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

5)	The Valuation Committee of the Board of Directors reviews the portfolio valuations, as well as the input and report of such independent valuation firm, as applicable.
6)	Upon approval of the investment valuations by the Valuation Committee of the Board of Directors, the Audit Committee of the Board of Directors reviews the results for inclusion in the Company’s quarterly and annual financial statements, as applicable.
7)	The Board of Directors discusses the valuations and determines in good faith that the fair values of each investment in the portfolio is reasonable based upon any applicable independent pricing service, input of management, estimates from independent valuation firms (if any) and the recommendations of the Valuation Committee of the Board of Directors.

The majority of the Company’s investment portfolio is composed of debt and equity securities with unique contract terms and conditions and/or complexity that requires a valuation of each individual investment that considers multiple levels of market and asset specific inputs, including historical and forecasted financial and operational performance of the individual investment, projected cash flows, market multiples, comparable market transactions, the priority of the security compared with those of other securities for such issuers, credit risk, interest rates, and independent valuations and reviews.

Debt Securities.  To the extent that the Company’s investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity. Further, the Company has been unable to identify directly comparable market indices or other market guidance that correlate directly to the types of investments the Company owns. As a result, for most of its assets, the Company determines fair value using alternative methodologies using available market data, as adjusted, to reflect the types of assets the Company owns, their structure, qualitative and credit attributes and other asset specific characteristics.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using a present value technique that discounts the estimated contractual cash flows for the underlying assets with discount rates imputed by broad market indices, bond spreads and yields for comparable issuers relative to the subject assets (the “Market Yield Approach”) and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt securities. Because the Company has not identified any market index that directly correlates to the loan and debt securities held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

indications and given relatively less weight based on their relevancy. Other significant assumptions, such as coupon and maturity, are asset-specific and are noted for each investment in the Schedules of Investments.

Equity Securities.  The Company’s equity securities in portfolio companies for which there is no liquid public market are carried at fair value based on the enterprise value of the portfolio company, which is determined using various factors, including EBITDA (earnings before interest, taxes, depreciation and amortization) and cash flows from operations less capital expenditures and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values are generally discounted to account for restrictions on resale and minority ownership positions. The values of the Company’s equity securities in public companies for which market quotations are readily available are based upon the closing public market prices on the balance sheet date. Securities that carry certain restrictions on sale are typically valued at a discount from the public market value of the security.

The significant inputs used to determine the fair value of equity securities include prices, earnings, EBITDA and cash flows after capital expenditures for similar peer comparables and the investment entity itself. Equity securities are classified as Level III, as described in Note 4 below, when there is limited activity or less transparency around inputs to the valuation given the lack of information related to such equity investments held in nonpublic companies. Significant assumptions observed for comparable companies are applied to relevant financial data for the specific investment. Such assumptions, such as model discount rates or price/earnings multiples, vary by the specific investment, equity position and industry and incorporate adjustments for risk premiums, liquidity and company specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Asset Manager Affiliate. The Company’s investments in its wholly-owned asset management companies, the Asset Manager Affiliates, are carried at fair value, which is determined after taking into consideration a percentage of assets under management and a discounted cash flow model incorporating different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Such valuation includes an analysis of comparable asset management companies. The Asset Manager Affiliates is classified as a Level III investment (as described below). Any change in value from period to period is recognized as net change in unrealized appreciation or depreciation.

CLO Fund Securities. The Company typically makes a minority investment in the most junior class of securities of CLO Funds raised and managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies (collectively “CLO Fund securities”). The Company’s CLO Fund securities relate exclusively to credit instruments issued by corporations.

The Company’s investments in CLO Fund securities are carried at fair value, which is based either on (i) the present value of the net expected cash inflows for interest income and principal repayments from underlying assets and cash outflows for interest expense, debt paydown and other fund costs for the CLO Funds that are approaching or past the end of their reinvestment period and therefore are selling assets and/or using principal repayments to pay down CLO Fund debt (or will begin to do so shortly), and for which there continue to be net cash distributions to the class of securities owned by the Company, or (ii) a discounted cash flow model for more recent CLO Funds that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar securities or preferred shares to those in which the Company has invested or (iii) indicative prices provided by the underwriters or brokers who arrange CLO Funds. The Company recognizes unrealized appreciation or depreciation on the Company’s investments in CLO Fund securities as comparable yields in the market change and/or based on changes in net asset values or estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each investment in CLO Fund securities ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool are updated and the revised cash flows are used in

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

determining the fair value of the CLO Fund investment. The Company determines the fair value of its investments in CLO Fund securities on an individual security-by-security basis.

Due to the individual attributes of each CLO Fund security, they are classified as a Level III investment unless specific trading activity can be identified at or near the valuation date. When available, observable market information will be identified, evaluated and weighted accordingly in the application of such data to the present value models and fair value determination. Significant assumptions to the present value calculations include default rates, recovery rates, prepayment rates, investment/reinvestment rates and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented.

For bond rated tranches of CLO Fund securities (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as indicative prices provided by underwriters or brokers who arrange CLO Funds, and the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  The Company places its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Time Deposit and Money Market Accounts.  Time deposit primarily represents investments of cash held in a demand deposit account. Money market accounts primarily represent short term interest-bearing deposit accounts including an account that contains restricted cash held for employee flexible spending accounts.

Interest Income.  Interest income, including the amortization of premium and accretion of discount, is recorded on the accrual basis to the extent that such amounts are expected to be collected. The Company generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Company otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans remain in such status until the borrower has demonstrated the ability and intent to pay contractual amounts due or such loans become current. As of December 31, 2012, five issuers representing less than 1% of total investments at fair value were considered in default.

Dividends from Asset Manager Affiliates.  The Company records dividend income from its Asset Manager Affiliates on the declaration date, which represents the ex-dividend date.

Dividend Income from CLO Fund Securities.  The Company generates dividend income from its investments in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and selective investments in securities issued by funds managed by other asset management companies. The Company’s CLO Fund junior class securities are subordinated to senior bond holders who typically receive a fixed rate of return on their investment. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders and less fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares. The

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Company makes estimated interim accruals of such dividend income based on recent historical distributions and CLO Fund performance and adjusts such accruals on a quarterly basis to reflect actual distributions.

For non-junior class CLO Fund securities, such as the Company’s investment in the Class B-2L Notes of the Katonah 2007-I CLO, interest is earned at a fixed spread relative to the LIBOR index.

Capital Structuring Service Fees.  The Company may earn ancillary structuring and other fees related to the origination, investment, disposition or liquidation of debt and investment securities. Generally, the Company will capitalize loan origination fees, then amortize these fees into interest income over the term of the loan using the effective interest rate method, recognizes prepayment and liquidation fees upon receipt and equity structuring fees as earned, which generally occurs when an investment transaction closes.

Debt Issuance Costs.  Debt issuance costs represent fees and other direct costs incurred in connection with the Company’s borrowings. These amounts are capitalized and amortized ratably over the contractual term of the borrowing. During March 2011, the Company issued $60 million of Convertible Senior Notes (the “Convertible Senior Notes”) and incurred debt issuance costs of approximately $2.4 million which are being amortized over a five-year period. During October 2012, the Company issued $41.4 million of 7.375% Senior Notes due 2019 (the “Senior Notes”) and incurred debt issuance costs of approximately $1.5 million, which are being amortized over a seven year period. At December 31, 2012, there was an unamortized debt issuance cost of approximately $3.0 million included in other assets in the accompanying balance sheet. Amortization expense for the year ended December 31, 2012 and 2011 was approximately $605,000 and $376,000, respectively, and is included in interest and amortization of debt issuance costs on the Statement of Operations.

Expenses.  The Company is internally managed and expenses costs, as incurred, with regard to the running of its operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing the Company’s investments and related overhead charges and expenses, including rental expense, and any interest expense incurred in connection with borrowings. The Company and the Asset Manager Affiliates share office space and certain other operating expenses. The Company has entered into an Overhead Allocation Agreement with the Asset Manager Affiliates which provides for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources.

Dividends.  Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount to be paid out as a dividend is determined by the Board of Directors each quarter and is generally based upon the distributable taxable income estimated by management for the period and year.

The Company has adopted a dividend reinvestment plan that provides for reinvestment of its distributions on behalf of its stockholders, unless a stockholder “opts out” of the plan to receive cash in lieu of having their cash dividends automatically reinvested in additional shares of the Company’s common stock.

Recent Accounting Pronouncements

In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and Internal Financial Reporting Standards (“IFRS”). The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and IFRS. The amendments in this ASU were to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. The adoption of this ASU did not have a material impact on the Company’s operating results, financial position or cash flows.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

3. EARNINGS (LOSSES) PER SHARE

The following information sets forth the computation of basic and diluted net increase (decrease) in stockholders’ equity per share for the years ended December 31, 2012, 2011, and 2010:

	For the Years ended December 31,
	2012	2011	2010
Net increase (decrease) in net assets from operations	$26,125,779	$7,649,544	$(14,288,677)
Net decrease in net assets allocated to unvested share awards	(236,579)	(102,096)	—
Add: Interest on Senior Convertible Notes	5,250,000	—	—
Add: Amortization of Capitalized Costs on Senior Convertible Notes	457,479	—	—
Net increase (decrease) in net assets available to common stockholders	31,596,679	7,547,448	(14,288,677)
Weighted average number of common shares outstanding for basic shares computation	26,011,517	22,868,648	22,598,185
Effect of dilutive securities – stock options	14,248	12,026	—
Effect of dilutive Senior Convertible Notes	7,353,829	—	—
Weighted average number of common and common stock equivalent shares outstanding for diluted shares computation	33,379,594	22,880,674	22,598,185
Net increase (decrease) in net assets per basic common shares:
Net increase in net assets from operations	1.00	0.33	(0.63)
Net increase in net assets per diluted shares:
Net increase in net assets from operations	0.95	0.33	(0.63)

Share-based awards that contain nonforfeitable rights to dividends or dividend equivalents, whether paid or unpaid, are participating securities and included in the computation of both basic and diluted earnings per share. Grants of restricted stock awards to our employees and directors are considered participating securities when there are earnings in the period and the earnings per share calculations include outstanding unvested restricted stock awards in the basic weighted average shares outstanding calculation.

There were 60,000 options to purchase shares of common stock for the year ended December 31, 2012. For the year ended December 31, 2012, options to purchase 14,248 shares of common stock were included in the computation of diluted earnings per share. For the year ended December 31, 2011, options to purchase 12,026 shares of common stock were included in the computation of diluted earnings per share.

The Company’s Convertible Senior Notes are included in the computation of the diluted net increase or decrease in net assets resulting from operations per share in accordance with ASC 261-10-45-40-b by application of the “if-converted method.” Under the if-converted method, interest charges applicable to the convertible debt for the period are added to the reported net increase or decrease in net assets resulting from operations and the full amount of shares (pro-rata if not outstanding for the full period) that would be issued are added to weighted average basic shares. Convertible debt is considered anti-dilutive only when its interest per share upon conversion exceeds the basic net increase or decrease in net assets resulting from operations per share. For the year ended December 31, 2012, the effect of the convertible debt is dilutive.

The if-converted method of computing the dilutive effects on convertible debt assumes a conversion even if the contracted conversion price exceeds the market value of the shares. The current conversion price of the convertible senior is approximately 122.5638 shares of our common stock per $1,000 principal amount of the Convertible Senior Notes, equivalent to a conversion price of approximately $8.159 per share of our common

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

3. EARNINGS (LOSSES) PER SHARE  – (continued)

stock. Upon conversion, the Company would issue the full amount of common stock upon conversion and retire the full amount of debt outstanding.

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, Dean C. Kehler, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds. The change in the number of common shares outstanding at December 31, 2012 as if this acquisition had closed prior to year end would be an increase of 5,432,500 common shares to a total outstanding share amount of 31,902,908.

4. INVESTMENTS

The Company invests in senior secured loans and mezzanine debt and, to a lesser extent, equity capital of middle market companies in a variety of industries. The Company generally targets companies that generate positive cash flows because the Company looks to cash flows as the primary source for servicing debt. However, the Company may invest in other companies if it is presented with attractive opportunities.

The following table shows the Company’s portfolio by security type at December 31, 2012 and December 31, 2011:

	December 31, 2012			December 31, 2011
Security Type	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Time Deposit	$1,942,834	$1,942,834	1%	$229,152	$229,152	—%
Money Market Account	30,543,824	30,543,824	15	31,622,134	31,622,134	18
Senior Secured Loan	67,874,565	60,258,885	29	54,045,184	45,259,328	25
Junior Secured Loan	49,646,273	33,486,956	17	58,936,728	47,300,172	26
Mezzanine Investment	—	—	—	10,931,428	11,588,115	6
First Lien Bond	2,928,762	3,000,000	1	—	—	—
Senior Subordinated Bond	2,729,088	2,735,881	1	9,997,898	10,125,891	6
Senior Unsecured Bond	10,798,463	11,185,000	5	—	—	—
CLO Fund Securities	90,146,410	83,257,507	40	66,528,482	48,438,317	27
Equity Securities	18,375,588	8,020,716	4	16,559,610	6,040,895	3
Preferred	400,000	371,160	—	400,000	400,000	—
Asset Manager Affiliates	83,161,529	77,242,000	37	44,338,301	40,814,000	23
Total	$358,547,336	$312,044,763	150%	$293,588,917	$241,818,004	134%

(1)	Calculated as a percentage of net asset value.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The industry concentrations, based on the fair value of the Company’s investment portfolio as of December 31, 2012 and December 31, 2011, were as follows:

	December 31, 2012			December 31, 2011
Industry Classification	Cost	Fair Value	%(1)	Cost	Fair Value	%(1)
Aerospace and Defense	$5,278,896	$3,874,742	2%	$19,683,821	$19,439,230	10%
Asset Management Companies(2)	83,161,529	77,242,000	37	44,338,301	40,814,000	23
Automobile	4,945,695	5,011,608	2	—	—	—
Beverage, Food and Tobacco	18,112,772	18,285,421	9	9,892,274	9,796,565	5
Broadcasting and Entertainment	1,978,846	1,990,930	1	—	—	—
Buildings and Real Estate	18,535,511	455,524	—	18,591,674	662,443	—
Cargo Transport	—	—	—	4,374,350	4,374,351	2
Chemicals, Plastics and Rubber	2,954,773	2,950,577	1	4,809,459	4,614,828	3
CLO Fund Securities	90,146,410	83,257,507	40	66,528,482	48,438,317	27
Containers, Packaging and Glass	1,949,236	1,971,898	1	—	—	—
Diversified/Conglomerate Manufacturing	—	—	—	6,905,447	7,000,000	4
Diversified/Conglomerate Service	5,520,217	3,536,426	2	2,870,642	372,599	—
Electronics	6,137,592	6,252,380	3	8,831,440	9,026,186	5
Finance	4,748,767	4,891,710	2	—	—	—
Healthcare, Education and Childcare	15,981,824	4,618,521	2	20,956,582	19,523,824	11
Home and Office Furnishings, Housewares, and Durable Consumer Products	10,820,467	11,613,621	5	21,683,112	20,604,850	11
Insurance	6,970,307	6,433,130	3	4,919,522	3,753,000	2
Leisure, Amusement, Motion Pictures, Entertainment	2,491,007	2,053,481	1	2,290,892	2,084,012	1
Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	11,408,091	11,581,245	6	3,483,174	3,891,900	2
Mining, Steel, Iron and Non-Precious Metals	773,718	264,864	—	797,091	438,913	—
Oil and Gas	11,692,913	11,692,000	6	—	—	—
Personal and Non Durable Consumer Products (Mfg. Only)	5,000,000	3,977,100	2	5,000,000	3,250,000	2
Personal, Food and Miscellaneous Services	3,574,421	3,640,835	2	2,872,500	2,827,359	2
Personal Transportation	2,012,685	2,005,353	1	2,993,092	2,983,648	2
Printing and Publishing	2,961,395	3,231,314	2	1,044,539	1,223,743	1
Retail Stores	5,781,672	5,772,767	3	1,885,086	1,932,500	1
Telecommunications	2,952,654	2,783,195	1	2,986,151	2,776,950	2
Time Deposit and Money Market Accounts	32,486,658	32,486,658	16	31,851,286	31,851,286	18
Utilities	169,280	169,956	—	4,000,000	137,500	—
Total	$358,547,336	$312,044,763	150%	$293,588,917	$241,818,004	134%

(1)	Calculated as a percentage of net asset value.
(2)	Represents the Asset Manager Affiliates.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The Company may invest up to 30% of the investment portfolio in opportunistic investments in high-yield bonds, debt and equity securities of CLO Funds, and distressed debt or equity securities of public companies. The Company expects that these public companies generally will have debt that is non-investment grade. The Company also may invest in debt of middle market companies located outside of the United States.

At December 31, 2012 and December 31, 2011, approximately 27% and 21% of the Company’s investments were foreign assets (including the Company’s investments in CLO Funds, which are typically domiciled outside the U.S. and represented approximately 27% and 19% of its portfolio on such dates), respectively.

At December 31, 2012 and December 31, 2011, the Company’s ten largest portfolio companies represented approximately 62% and 62%, respectively, of the total fair value of its investments. The Company’s largest investment, the Asset Manager Affiliates which are its wholly-owned asset manager affiliates, represented 25% and 17% of the total fair value of the Company’s investments at December 31, 2012 and December 31, 2011, respectively. Excluding the Asset Manager Affiliates and CLO Fund securities, the Company’s ten largest portfolio companies represented approximately 17% and 26% of the total fair value of the Company’s investments at December 31, 2012 and December 31, 2011, respectively.

Investment in CLO Fund Securities

The Company typically makes a minority investment in the most junior class of securities of CLO Funds (typically preferred shares or subordinated securities) managed by the Asset Manager Affiliates and may selectively invest in securities issued by funds managed by other asset management companies. Preferred shares or subordinated securities issued by CLO Funds are entitled to recurring dividend distributions which generally equal the net remaining cash flow of the payments made by the underlying CLO Fund’s securities less contractual payments to senior bond holders and CLO Fund expenses. CLO Funds managed by the Asset Manager Affiliates (“CLO fund securities managed by affiliates”) invest primarily in broadly syndicated non-investment grade loans, high-yield bonds and other credit instruments of corporate issuers. The underlying assets in each of the CLO Funds in which the Company has an investment are generally diversified secured or unsecured corporate debt. The CLO Funds are leveraged funds and any excess cash flow or “excess spread” (interest earned by the underlying securities in the fund less payments made to senior bond holders, fund expenses and management fees) is paid to the holders of the CLO Fund’s subordinated securities or preferred shares.

The subordinated securities and preferred share securities are considered equity positions in the CLO Funds and, as of December 31, 2012 and December 31, 2011, the Company had approximately $83 million and $48 million, respectively, of such CLO equity investments at fair value. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2012 was approximately $90 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $7 million. The cost basis of the Company’s investment in CLO Fund equity securities as of December 31, 2011, was approximately $67 million and aggregate unrealized depreciation on the CLO Fund securities totaled approximately $18 million.

In December, 2012 the Company purchased $4.5 million par value of the class F Notes and $8.9 million par value of the Subordinated Notes of Catamaran 2012-1 CLO (“Catamaran 2012-1”) managed by Trimaran Advisors. The Company purchased the class F and subordinate notes for 84% and 100% of the par value, respectively.

All CLO Funds managed by the Asset Manager Affiliates are currently making quarterly dividend distributions to the Company and are paying all senior and subordinate management fees to the Asset Manager

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

Affiliates. With the exception of the Katonah III, Ltd. CLO Fund and the Katonah V, Ltd. CLO Fund, all third-party managed CLO Funds held as investments are making quarterly dividend distributions to the Company.

Fair Value Measurements

The Company follows the provisions of Fair Value Measurements and Disclosures, which among other matters, requires enhanced disclosures about investments that are measured and reported at fair value. This standard defines fair value and establishes a hierarchal disclosure framework which prioritizes and ranks the level of market price observability used in measuring investments at fair value and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. This fair value definition focuses on an exit price in the principal, or most advantageous market, and prioritizes, within a measurement of fair value, the use of market-based inputs (which may be weighted or adjusted for relevance, reliability and specific attributes relative to the subject investment) over entity-specific inputs. Market price observability is affected by a number of factors, including the type of investment and the characteristics specific to the investment. Investments with readily available active quoted prices or for which fair value can be measured from actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value. Subsequent to the adoption of Fair Value Measurements and Disclosures, the FASB has issued various staff positions clarifying the initial standard (see Note 2. “Significant Accounting Policies — Investments”).

Fair Value Measurements and Disclosures establishes the following three-level hierarchy, based upon the transparency of inputs to the fair value measurement of an asset or liability as of the measurement date:

Level I — Unadjusted quoted prices are available in active markets for identical investments as of the reporting date. The type of investments included in Level I include listed equities and listed securities. As required by Fair Value Measurements and Disclosures, the Company does not adjust the quoted price for these investments, even in situations where the Company holds a large position and a sale could reasonably affect the quoted price.

Level II — Pricing inputs are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. Such inputs may be quoted prices for similar assets or liabilities, quoted markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or inputs that are derived principally from, or corroborated by, observable market information. Investments which are generally included in this category include illiquid debt securities and less liquid, privately held or restricted equity securities for which some level of recent trading activity has been observed.

Level III — Pricing inputs are unobservable for the investment and includes situations where there is little, if any, market activity for the investment. The inputs may be based on the Company’s own assumptions about how market participants would price the asset or liability or may use Level II inputs, as adjusted, to reflect specific investment attributes relative to a broader market assumption. These inputs into the determination of fair value may require significant management judgment or estimation. Even if observable market data for comparable performance or valuation measures (earnings multiples, discount rates, other financial/valuation ratios, etc.) are available, such investments are grouped as Level III if any significant data point that is not also market observable (private company earnings, cash flows, etc.) is used in the valuation methodology.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of a

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

particular input to the fair value measurement in its entirety requires judgment, and the Company considers factors specific to the investment. Substantially all of the Company’s investments are classified as Level III. The Company evaluates the source of inputs, including any markets in which its investments are trading, in determining fair value. Inputs that are backed by actual transactions, those that are highly correlated to the specific investment being valued and those derived from reliable or knowledgeable sources will tend to have a higher weighting in determining fair value. Ongoing reviews by the Company’s investment analysts, Chief Investment Officer, Valuation Committee and independent valuation firms (if engaged) are based on an assessment of each underlying investment, its current and prospective operating and financial performance, consideration of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, performance factors, and other investment or industry specific market data, among other factors.

The following table summarizes the fair value of investments by the above Fair Value Measurements and Disclosures fair value hierarchy levels as of December 31, 2012 and December 31, 2011, respectively:

	As of December, 31 2012
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$32,486,658	$—	$32,486,658
Debt securities	—	59,172,476	51,865,406	111,037,882
CLO fund securities	—	—	83,257,507	83,257,507
Equity securities	—	—	8,020,716	8,020,716
Asset manager affiliates	—	—	77,242,000	77,242,000
Total	—	91,659,134	220,385,629	312,044,763

	As of December, 31 2011
	Level I	Level II	Level III	Total
Time deposit and money market account	$—	$31,851,286	$—	$31,851,286
Debt securities	—	31,578,832	83,094,674	114,673,506
CLO fund securities	—	—	48,438,317	48,438,317
Equity securities	—	—	6,040,895	6,040,895
Asset manager affiliates	—	—	40,814,000	40,814,000
Total	—	63,430,118	178,387,886	241,818,004

As a BDC, it is required that the Company invest primarily in the debt and equity of non-public companies for which there is little, if any, market-observable information. As a result, a significant portion of the Company’s investments at any given time will most likely be deemed Level III investments. The Company believes that investments classified as Level III for Fair Value Measurements and Disclosures have a further hierarchal framework which prioritizes and ranks such valuations based on the degree of independent and observable inputs, objectivity of data and models and the level of judgment required to adjust comparable data. The hierarchy of such methodologies are presented in the above table and discussed below in descending rank.

Investment values derived by a third party pricing service are generally deemed to be Level III values. For those that have observable trades, we consider them to be Level II.

The Company derives fair value for its illiquid investments that do not have indicative fair values based upon active trades primarily by using the Market Yield Approach and also considers recent loan amendments or other activity specific to the subject asset. Discount rates applied to estimated contractual cash flows for an underlying asset vary by specific investment, industry, priority and nature of the debt security (such as the

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

seniority or security interest of the debt security) and are assessed relative to two indices, a leveraged loan index and a high-yield bond index, at the valuation date. The Company has identified these two indices as benchmarks for broad market information related to its loan and debt investments. Because the Company has not identified any market index that directly correlates to the loan and debt investments held by the Company and therefore uses the two benchmark indices, these market indices may require significant adjustment to better correlate such market data for the calculation of fair value of the investment under the Market Yield Approach. Such adjustments require judgment and may be material to the calculation of fair value. Further adjustments to the discount rate may be applied to reflect other market conditions or the perceived credit risk of the borrower. When broad market indices are used as part of the valuation methodology, their use is subject to adjustment for many factors, including priority, collateral used as security, structure, performance and other quantitative and qualitative attributes of the asset being valued. The resulting present value determination is then weighted along with any quotes from observable transactions and broker/pricing quotes. If such quotes are indicative of actual transactions with reasonable trading volume at or near the valuation date that are not liquidation or distressed sales, relatively more reliance will be put on such quotes to determine fair value. If such quotes are not indicative of market transactions or are insufficient as to volume, reliability, consistency or other relevant factors, such quotes will be compared with other fair value indications and given relatively less weight based on their relevancy. The appropriateness of specific valuation methods and techniques may change as market conditions and available data change.

In 2012 and 2011, the Company engaged an independent valuation firm, to provide a third-party review of our CLO fair value model relative to its functionality, model inputs and calculations as a reasonable method to determine CLO fair values, in the absence of Level I or Level II trading activity or observable market inputs. The independent valuation firm concluded that the Company’s CLO model appropriately factors in all the necessary inputs required to build a CLO equity cash flow for fair value purposes and that the inputs were being employed correctly.

The Company has engaged an independent valuation firm to provide third party valuation consulting services to the Company’s Board of Directors. Each quarter, the independent valuation firm will perform third party valuations on the Company’s investments on illiquid securities such that they are reviewed at least once during a trailing 12 month period. These third party valuation estimates were considered as one of the relevant data inputs in the Company’s determination of fair value. The Board of Directors intends to continue to engage an independent valuation firm in the future to provide certain valuation services, including the review of certain portfolio assets, as part of the quarterly and annual year-end valuation process.

Values derived for debt and equity securities using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as earnings or cash flows) for the private, underlying company/issuer. Such non-observable company/issuer data is typically provided on a monthly basis, is certified as correct by the management of the company/issuer and/or audited by an independent accounting firm on an annual basis. Since such private company/issuer data is not publicly available it is not deemed market-observable data and, as a result, such investment values are grouped as Level III assets.

Values derived for the Asset Manager Affiliates using public/private company comparables generally utilize market-observable data from such comparables and specific, non-public and non-observable financial measures (such as assets under management, historical and prospective earnings) for the Asset Manager Affiliates. The Company recognizes that comparable asset managers may not be fully comparable to the Asset Manager Affiliates and typically identifies a range of performance measures and/or adjustments within the comparable population with which to determine value. Since any such ranges and adjustments are entity specific they are not considered market-observable data and thus require a Level III grouping. Illiquid investments that have values derived through the use of discounted cash flow models and residual enterprise value models are grouped as Level III assets.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The changes in investments measured at fair value for which the Company has used unobservable inputs to determine fair value are as follows:

	Year Ended December 31, 2012
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2011	$83,094,677	$48,438,317	$6,040,895	$40,814,000	$178,387,889
Transfers out of Level III(1)	(5,611,522)	—	—	—	(5,611,522)
Transfers into Level III(2)	5,978,696	—	—	—	7,601,124
Net accretion of discount	96,275	1,137,344	—	—	1,240,015
Purchases	24,076,063	24,715,500	1,815,978	13,263,228	63,870,769
Sales	(34,476,308)	(2,234,916)	—	—	(36,711,224)
Total realized gain included in earnings	467,320	—	—	—	467,320
Total unrealized gain (loss) included in earnings	(21,759,795)	11,201,262	163,843	(2,395,228)	(14,418,742)
Issuance of Common Stock	—	—	—	25,560,000	25,560,000
Balance, December 31, 2012	$51,865,406	$83,257,507	$8,020,716	$77,242,000	$220,385,629
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$(8,246,695)	11,908,905	163,843	(2,880,201)	945,852

(1)	Transfers out of Level III represent a transfer of $5,611,522 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were observable as of Dec 31, 2012.
(2)	Transfers into Level III represent a transfer of $5,978,696 relating to debt securities for which pricing inputs, other than their quoted prices in active markets were unobservable as of Dec 31, 2012.

	Year Ended December 31, 2011
	Debt Securities	CLO Fund Securities	Equity Securities	Asset Manager Affiliates	Total
Balance, December 31, 2010	$91,042,928	$53,031,000	$4,688,832	$41,493,000	$190,255,760
Transfers out of Level III(1)	(1,233,531)	—	—	—	—
Net accretion of discount	146,184	79,609	—	—	235,789
Purchases	49,156,794	—	3,218,151	(194,027)	84,840,045
Sales	(61,555,445)	(1,935,000)	(141,769)	—	(59,021,534)
Total realized gain (loss) included in earnings	5,537,747	(2,737,292)	(1,724,319)	(484,973)	(8,369,659)
Balance, December 31, 2011	$83,094,677	$48,438,317	$6,040,895	$40,814,000	$178,387,889
Changes in unrealized gains (losses) included in earnings related to investments still held at reporting date	$671,001	(5,398,609)	(1,724,321)	(1,703,973)	(9,970,930)

(1)	There were no transfers in for 2011.

As of December 31, 2012, the Company’s Level II portfolio investments were valued by a third party pricing service for which the prices are not adjusted and for which inputs are observable or can be corroborated by observable market data for substantially the full character of the financial instrument, or

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

inputs that are derived principally from, or corroborated by, observable market information. The fair value of the Company’s Level II portfolio investments was $91,659,134 as of December 31, 2012.

As of December 31, 2012, the Company’s Level III portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Debt Securities	$6,156,734	Enterprise Value	Average EBITDA Multiple	3.7x - 8.8x
			Weighted Avg Cost of Capital	10.7% - 12.0%
	$44,819,327	Income Approach	Market Yield	4.5% - 21.8%
	$12,598,441	Market Quote	Third Party Bid	1.00 - 100.4
Equity Securities	$8,020,716	Enterprise Value	Average EBITDA Multiple	3.9x - 7.1x
			Weighted Avg Cost of Capital	9.6% - 14.8%
CLO Fund Securities	$83,257,507	Discounted Cash Flow	Discount Rate	7.5% - 14%
			Probability of Default	1.00% - 2.50%
			Loss Severity	30% - 40%
			Recovery Rate	60% - 70%
			Prepayment Rate	25%
Asset Manager Affiliate	$77,242,000	Discounted Cash Flow	Discount Rate	1.7% - 13.25% (weighted average 8.85%

The significant unobservable inputs used in the fair value measurement of the Company’s debt securities include the comparable yields of similar investments in similar industries, effective discount rates, average EBITDA multiples, and weighted average cost of capital. Significant increases or decreases in such comparable yields would result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of the Company’s equity securities include the EBITDA multiple of similar investments in similar industries and the weighted average cost of capital. Significant increases or decreases in such inputs would result in a significantly lower or higher fair value measurement.

Significant unobservable inputs used in the fair value measurement of the Company’s CLO Fund securities include default rates, recovery rates, prepayment rates, and spreads and the discount rate by which to value the resulting underlying cash flows. Such assumptions can vary significantly, depending on market data sources which often vary in depth and level of analysis, understanding of the CLO market, detailed or broad characterization of the CLO market and the application of such data to an appropriate framework for analysis. The application of data points are based on the specific attributes of each individual CLO Fund security’s underlying assets, historic, current and prospective performance, vintage, and other quantitative and qualitative factors that would be evaluated by market participants. The Company evaluates the source of market data for reliability as an indicative market input, consistency amongst other inputs and results and also the context in which such data is presented. Significant increases or decreases in probability of default and loss severity inputs in isolation would result in a significantly lower or higher fair value measurement. In general, a change in the assumption of the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity in an event of default. Significant increases or decreases in the discount rate in isolation would result in a significantly lower or higher fair value measurement.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

4. INVESTMENTS  – (continued)

The significant unobservable inputs used in the fair value measurement of the Asset Manager Affiliates is the discount rate used to present value prospective cash flows. Prospective revenues are generally based on a fixed percentage of the par value of CLO Fund assets under management and are recurring in nature for the term of the CLO Fund so long as the Asset Manager Affiliates manage the fund. As a result, the annual management fees earned by the Asset Manager Affiliates are not subject to market value fluctuations in the underlying collateral. The discounted cash flow model incorporates different levels of discount rates depending on the hierarchy of fees earned (including the likelihood of realization of senior, subordinate and incentive fees) and prospective modeled performance. Significant increases or decreases in such discount rate would result in a significantly lower or higher fair value measurement.

5. ASSET MANAGERS AFFILIATES

Wholly-Owned Asset Managers

The Asset Manager Affiliates are wholly-owned portfolio companies. The Asset Manager Affiliates manage CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At December 31, 2012, the Asset Manager Affiliates had approximately $3.6 billion of par value of assets under management, and the Company’s 100% equity interests in the Asset Manager Affiliates were valued at approximately $77 million.

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees the Asset Manager Affiliates receive have two components-a senior management fee and a subordinated management fee. Currently, all CLO Funds managed by the Asset Manager Affiliates are paying both their senior and subordinated management fees on a current basis.

The revenue that the Asset Manager Affiliates generate through the fees they receive for managing CLO Funds and after paying the expenses associated with their operations, including compensation of their employees, may be distributed to the Company. Any distributions of the Asset Manager Affiliates’ net income are recorded as dividends from affiliate asset managers, and are recorded as declared (where declaration date represents ex-dividend date) by the Asset Manager Affiliates as income on our statement of operations. For the year ended December 31, 2012, the Asset Manager Affiliates made distributions of $4.7 million to the Company. The declared fourth quarter dividend of approximately $1.8 million by the Asset Manager Affiliates was recorded as a dividend receivable as of December 31, 2012.

As with all other investments, the Asset Manager Affiliates’ fair value is determined quarterly. The valuation is primarily based on an analysis of both a percentage of their assets under management and the Asset Manager Affiliates’ estimated operating income. Any change in value from period to period is recognized as unrealized gain or loss. See Note 2, “Significant Accounting Policies” and Note 4, “Investments” for further information relating to the Company’s valuation methodology. For the year ended December 31, 2012 the Asset Manager Affiliates had a decrease in unrealized appreciation of approximately $2.4 million.

As a separately regarded entity for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. For tax purposes, any distributions of taxable net income earned by the Asset Manager Affiliates to the Company would generally need to be distributed to the Company’s shareholders. Generally, such distributions of the Asset Manager Affiliates’ income to the Company’s shareholders will be considered as qualified dividends for tax purposes. The Asset Manager Affiliates’ taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

5. ASSET MANAGERS AFFILIATES  – (continued)

timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization and net operating loss carryforward.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors prior to the Company’s IPO in exchange for shares of the Company’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

Additional goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Trimaran Advisors by its sole member, Commodore Holdings, L.L.C., in exchange for shares of the KCAP Financial’s stock valued at $25.5 million and cash of $13.0 million. The transaction was considered an asset purchase under Section 351(a) of the Code and resulted in tax goodwill of approximately $22.8 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $1.5 million per year over such period.

At December 31, 2012 and December 31, 2011, there were no intercompany balances with our affiliates.

Related Party Transactions

On November 20, 2012, the Company entered into a senior credit agreement (the “Senior Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide the capital necessary to support one or more of Trimaran Advisors’ warehouse lines and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Senior Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. The Company’s average debt obligation relating to the Senior Credit Facility was $20 million. As of December 27, 2012, the Senior Credit Facility was terminated and there were no borrowings outstanding.

For the year ended December 31, 2012, the Company recognized interest income of $185,000 related to the Senior Credit Facility.

6. BORROWINGS

The Company’s debt obligations consist of the following:

	As of December 31, 2012	As of December 31, 2011
Convertible Senior Notes, due March 15, 2016	$60,000,000	$60,000,000
Senior Notes, due September 30, 2019	$41,400,000	$—

Secured Credit Facility

At December 31, 2010, the Company had a secured credit facility with an outstanding balance of $86,746,582.

On January 31, 2011, the Company repaid in full the outstanding balance under this facility, resulting in the lenders’ release to the Company of approximately $73 million of collateral previously securing the facility and their payment of a $2 million cash settlement to the Company.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

Convertible Senior Notes

On March 16, 2011, the Company issued $55 million in aggregate principal amount of unsecured 8.75% convertible senior notes due 2016 (“Convertible Senior Notes”). On March 23, 2011, pursuant to an over-allotment option, the Company issued an additional $5 million of such Convertible Senior Notes for a total of $60 million in aggregate principal amount. The net proceeds for the Convertible Senior Notes, following underwriting expenses, were approximately $ 57.7 million. Interest on the Convertible Senior Notes is paid semi-annually in arrears on March 15 and September 15, at a rate of 8.75%, commencing September 15, 2011. The Notes mature on March 15, 2016 unless converted earlier. The Convertible Senior Notes are senior unsecured obligations of the Company.

The Convertible Senior Notes are convertible into shares of Company’s common stock. As of December 31, 2012 the conversion rate was 122.5638 shares of common stock per $1,000 principal amount of Convertible Senior Notes, which is equivalent to a conversion price of approximately $8.159 per share of common stock. The conversion rate is subject to adjustment upon certain events.

Upon conversion, unless a holder converts after a record date for an interest payment but prior to the corresponding interest payment date, the holder will receive a separate cash payment with respect to the Convertible Senior Notes surrendered for conversion representing accrued and unpaid interest to, but not including the conversion date. Any such payment will be made on the settlement date applicable to the relevant conversion on the Convertible Senior Notes.

No holder of Convertible Senior Notes will be entitled to receive shares of the Company’s common stock upon conversion to the extent (but only to the extent) that such receipt would cause such converting holder to become, directly or indirectly, a beneficial owner (within the meaning of Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of more than 5.0% of the shares of the Company’s common stock outstanding at such time. The 5.0% limitation shall no longer apply following the effective date of any fundamental change. The Company will not issue any shares in connection with the conversion or redemption of the Convertible Senior Notes which would equal or exceed 20% of the shares outstanding at the time of the transaction in accordance with NASDAQ rules. At December 31, 2012, the Company was in compliance with all of its debt covenants.

Subject to certain exceptions, holders may require us to repurchase, for cash, all or part of their Convertible Senior Notes upon a fundamental change at a price equal to 100% of the principal amount of the Convertible Senior Notes being repurchased plus any accrued and unpaid interest up to, but excluding, the fundamental change repurchase date. In addition, in the case of certain fundamental changes and without duplication of the foregoing amount, the Company will also pay holders an amount in cash (or, in certain circumstances, shares of the Company’s common stock) equal to the present value of the remaining interest payments on such notes through, and including, the maturity date.

In connection with the issuance of the Convertible Senior Notes, the Company incurred approximately $2.4 million of debt offering costs which are being amortized over the term of the facility on an effective yield method, which approximately $1.6 million remains to be amortized.

The Convertible Senior Notes have been analyzed for any features that would require its accounting to be bifurcated. There are no features that require accounting to be bifurcated, and as a result, they are recorded as a liability at their contractual amounts.

For the period from January 1, 2012 to December 31, 2012, the Company recorded approximately $7.0 million of interest costs and amortization of financing costs as interest expense.

Fair Value of Convertible Senior Notes.  The Company carries the Convertible Senior Notes at cost. The Convertible Senior Notes were issued in a private placement and there is no active trading of these notes. The

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

6. BORROWINGS  – (continued)

fair value of the Company’s outstanding Convertible Senior Notes was approximately $69.7 million at December 31, 2012. The fair value was determined based on the average of indicative bid and offer pricing for the Convertible Senior Notes.

Senior Notes

On October 10, 2012, the Company issued $41.4 million in aggregate principal amount of unsecured 7.375% Senior Notes due 2019. The net proceeds for the Senior Notes, following underwriting expenses, were approximately $ 39.9 million. Interest on the Senior Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 7.375%, commencing December 30, 2012. The Notes mature on September, 30, 2019. The Senior Notes are senior unsecured obligations of the Company. In addition, due to the asset coverage test applicable to us as a BDC and a covenant that we agreed to in connection with the issuance of the Senior Notes, we are limited in our ability to make distributions in certain circumstances. At December 31, 2012, the Company was in compliance with all of its debt covenants.

In connection with the issuance of the Senior Notes, the Company incurred approximately $1.5 million of debt offering costs which are being amortized over the term of the facility on an effective yield method, of which approximately $1.45 million remains to be amortized.

Fair Value of Senior Notes.  The fair value of the Company’s outstanding Senior Notes was approximately $41 million at December 31, 2012. The fair value was determined based on the average of indicative bid and offer pricing for the Senior Notes.

The Facility

On February 24, 2012, the Company entered into a Note Purchase Agreement with Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding, a special-purpose bankruptcy remote wholly-owned subsidiary of the Company (“KCAP Funding”), under which the Company may obtain up to $30 million in financing (the “Facility”). The scheduled maturity date for the Facility is December 20, 2014. Interest on the Facility is LIBOR + 300 basis points and payable quarterly.

Advances under the Facility are used by the Company primarily to make additional investments. The Facility is secured by loans that it currently owns and a security interest in the Company’s right to receive certain management fees. The Company’s borrowings under the Facility are effectuated through KCAP Funding.

As of December 31, 2012, there were no amounts outstanding under the Facility and the Company was in compliance with all of its debt covenants. Beginning February 24, 2012, the average amount outstanding in 2012 under the Facility was approximately $14.8 million.

In connection with the Facility, the Company incurred approximately $444,000 of debt origination costs which are being amortized over the term of the Facility on a straight-line basis of which approximately $323,000 remains to be amortized.

7. DISTRIBUTABLE TAX INCOME

Effective December 11, 2006, the Company elected to be treated as a RIC under the Code and adopted a December 31 calendar year end. As a RIC, the Company is not subject to federal income tax on the portion of its taxable income and gains distributed currently to its stockholders as a dividend. The Company’s quarterly dividends, if any, are determined by the Board of Directors. The Company anticipates distributing at least 90% of its taxable income and gains, within the Subchapter M rules, and thus the Company anticipates that it will not incur any federal or state income tax at the RIC level. As a RIC, the Company is also subject to a federal excise tax based on distributive requirements of its taxable income on a calendar year basis (e.g., calendar year 2012). Depending on the level of taxable income earned in a tax year, the Company may choose to carry

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME  – (continued)

forward taxable income in excess of current year distributions into the next tax year and pay a 4% excise tax on such income, to the extent required. The Company anticipates timely distribution of its taxable income within the tax rules, and the Company anticipates that it will not incur a US federal excise tax for the calendar year 2012.

The following reconciles net decrease in shareholders’ equity resulting from operations to taxable income for the year ended December 31, 2012:

	Year Ended December 31,
	2012	2011
Net increase (decrease) in stockholders' equity resulting from operations	$26,125,778	$7,649,544
Net change in unrealized (appreciation) depreciation from investments	(5,268,339)	(10,814,592)
Excess capital losses over capital gains	3,232,975	18,476,608
Income not on GAAP books currently taxable	81,368	85,608
Income not currently taxable	(69,539)	(89,793)
Expenses not currently deductible	(628,328)	(120,240)
Expenses not on GAAP books currently deductible	—	(3,978)
Taxable income before deductions for distributions	$23,473,915	$15,183,157
Taxable income before deductions for distributions per weighted average shares for the period	$0.90	$0.69

Taxable income differs from net increase (decrease) in stockholders’ equity resulting from operations primarily due to: (1) unrealized appreciation (depreciation) on investments, as investment gains and losses are not included in taxable income until they are realized; (2) amortization of discount on CLO Fund Securities; (3) amortization of organizational costs; (4) non-deductible expenses; (5) stock compensation expense that is not currently deductible for tax purposes; (6) excess of capital losses over capital gains; and (7) recognition of interest income on certain loans.

Distributions which exceed tax distributable income (tax net investment income and realized gains, if any) are reported as distributions of paid-in capital (i.e., return of capital). The tax character of distributions paid during the years ended December 31, 2012, 2011, and 2010 was as follows:

	Year Ended December 31,
	2012	2011	2010
Distributions paid from:
Ordinary income	$23,473,915	$15,890,800	$12,405,144
	23,473,915	15,890,800	12,405,144
(Under distribution) Return of Capital	1,334,916	(114,461)	2,817,067
	$24,808,831	$15,776,339	$15,222,211

As of December 31, 2012 and 2011, the components of accumulated earnings on a tax basis were as follows:

	Year Ended December 31,
	2012	2011
Distributable ordinary income	$1,563,568	$947,068
Capital loss carryforward	53,734,394	(50,501,419)
Net unrealized depreciation	(46,502,573)	(52,497,555)

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

7. DISTRIBUTABLE TAX INCOME  – (continued)

At December 31, 2012, the Company had a net capital loss carryforward of $54 million to offset net capital gains, to the extent provided by federal tax law. The capital loss carryforward will begin to expire in the tax year ending December 31, 2015.

The Company adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2007. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The Company recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Company’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (the last three fiscal years) or expected to be taken in the Company’s current year tax return. The Company identifies its major tax jurisdictions as U.S. Federal and New York State, and the Company is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Company as there was no liability for unrecognized tax benefits and no change to the beginning capital of the Company. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof.

8. COMMITMENTS AND CONTINGENCIES

The Company is a party to financial instruments with off-balance sheet risk in the normal course of business in order to meet the needs of the Company’s investment in portfolio companies. Such instruments include commitments to extend credit and may involve, in varying degrees, elements of credit risk in excess of amounts recognized on the Company’s balance sheet. Prior to extending such credit, the Company attempts to limit its credit risk by conducting extensive due diligence, obtaining collateral where necessary and negotiating appropriate financial covenants. As of December 31, 2012 and December 31, 2011, we had committed to make a total of approximately $0 and $2 million, respectively, of investments in various revolving senior secured loans, of which none were funded as of December 31, 2012 and December 31, 2011. As of December 31, 2012 and December 31, 2011, the company committed to make no investments in delayed draw senior secured loans.

9. STOCKHOLDERS’ EQUITY

During the years ended December 31, 2012 and December 31, 2011, the Company issued 76,208 and 141,278 shares, respectively, of common stock under its dividend reinvestment plan. For the year ended December 31, 2012, the Company issued 34,757 shares of restricted stock, 232,768 shares were forfeited, and 97,071 shares were converted to common stock during the year due to vesting. The total number of shares issued and outstanding as of December 31, 2012 was 26,470,408, and the total number of shares issued and outstanding as of December 31, 2011 was 22,992,211.

10. EQUITY INCENTIVE PLAN

During 2006 and as amended in 2008, the Company established an equity incentive plan (the “Plan”) and reserved 2,000,000 shares of common stock for issuance under the Plan. The purpose of the Plan is to provide officers and prospective employees of the Company with additional incentives and align the interests of its employees with those of its shareholders. Options granted under the Plan are exercisable at a price equal to the fair market value (market closing price) of the shares on the day the option is granted. Restricted stock granted under the Plan is granted at a price equal to the fair market value (market closing price) of the shares on the day such restricted stock is granted.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

Stock Options

During the year ended December 31, 2010, 20,000 options per year were granted to non-employee directors as partial annual compensation for their services as director. Each of these annual options grants have a vesting period by which 50% of such options vest on the grant date and 50% vest on the first grant date anniversary. The exercise price of these grants and other characteristics of these grants are as follows:

Options granted for the year ended:	Exercise Price	Exercise Period (years)	Risk Free Rate	Volatility Rate	Weighted Average Grant Date Fair Value per Share
December 31, 2010	$4.83	10	3.1%	59%	$1.46

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan. Accordingly, the annual grant of 20,000 options to non-employee directors has been discontinued and replaced with an annual grant of 4,000 shares of restricted stock as partial annual compensation for the services of the non-employee directors.

Information with respect to options granted, exercised and forfeited under the Plan for the period January 1, 2010 through December 31, 2012 is as follows:

	Shares	Weighted Average Exercise Price per Share	Weighted Average Contractual Remaining Term (years)	Aggregate Intrinsic Value(1)
Options outstanding at January 1, 2011	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Options outstanding at December 31, 2011	60,000	$7.24
Granted	—	$—
Exercised	—	$—
Forfeited	—	$—
Outstanding at December 31, 2012	60,000	$7.24	6.5	$172,400
Total vested at December 31, 2012	60,000	$7.24	6.5

(1)	Represents the difference between the market value of shares of the Company upon exercise of the options at December 31, 2012 and the cost for the option holders to exercise the options.

The Company uses a Binary Option Pricing Model (American, call option) to establish the expected value of all stock option grants. For the year ended December 31, 2012, the Company recognized no non-cash compensation expense related to stock options. For the year ended December 31, 2011, the Company recognized non-cash compensation expense related to stock options of approximately $8,000. For the year ended December 31, 2010, the Company recognized non-cash compensation expense related to stock options of approximately $25,000. At December 31, 2012, the Company had no remaining compensation cost related to unvested stock-based awards.

Restricted Stock

On June 13, 2008, the Company’s shareholders approved the Plan, as amended and the Board of Directors approved the grant of awards of 100,250 shares of restricted stock to certain executive officers of the Company. On October 7, 2011 and July 22, 2010, the Board of Directors approved the grant of an additional 86,805 and 103,519 shares of restricted stock, respectively, to a certain executive officer of the

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

Company. Such awards of restricted stock will vest as to 50% of the shares on the third anniversary of the grant date and the remaining 50% of the shares on the fourth anniversary of the grant date.

On June 13, 2008, the Company’s Board of Directors authorized the Company to allow employees who agree to cancel options that they hold to receive shares of the Company's common stock to receive 1 share of restricted stock for every 5 options so cancelled. The shares of restricted stock received by employees through any such transaction will vest annually generally over the remaining vesting schedule as was applicable to the cancelled options. Subsequently, employees holding options to purchase 1,295,000 shares individually entered into agreements to cancel such options and to receive 259,000 shares of restricted stock. As of December 31, 2012, 97,071 of such shares were vested and converted to common shares. The remaining 232,768 shares have been forfeited.

On June 10, 2011, the Company’s shareholders approved the Amended and Restated Non-Employee Director Plan, and the Board of Directors approved the grant of awards of 4,000 shares of restricted stock to the non-employee directors of the Company as partial annual compensation for their services as director. Such awards of restricted stock will vest as to 50% of the shares on the grant date and the remaining 50% of the shares on the first anniversary of the grant date.

During the year ended December 31, 2012, 97,071 shares of restricted stock vested. As of December 31, 2012, after giving effect to these option cancellations and restricted stock awards, there were options to purchase 60,000 shares of common stock outstanding and there were 32,257 shares of restricted stock outstanding. Information with respect to restricted stock granted, exercised and forfeited under the Plan for the period January 1, 2011 through December 31, 2012 is as follows:

	Non-Vested Restricted Shares	Weighted Average Exercise Price per Share
Non-vested shares outstanding at December 31, 2010	336,324	$8.01
Granted	90,805	$9.11
Vested	(96,122)	$11.16
Forfeited	(3,668)	$9.67
Non-vested shares outstanding at December 31, 2011	327,339	$6.46
Granted	34,757	$6.66
Vested	(97,071)	$9.08
Exercised	—	—
Forfeited	(232,768)	$5.37
Outstanding at December 31, 2012	32,257	$6.69
Total non-vested shares at December 31, 2012	32,257	$6.69

For the year ended December 31, 2012, non-cash compensation expense related to restricted stock was approximately $437,000; of this amount approximately $416,000 was expensed at the Company and approximately $21,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2011, non-cash compensation expense related to restricted stock was approximately $766,000; of this amount approximately $677,000 was expensed at the Company and approximately $89,000 was a reimbursable expense allocated to Katonah Debt Advisors. For the year ended December 31, 2010 non-cash compensation expense related to restricted stock was approximately $894,000; of this amount approximately $654,000 was expensed at the Company and approximately $240,000 was a reimbursable expense allocated to Katonah Debt Advisors.

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

10. EQUITY INCENTIVE PLAN  – (continued)

Dividends are paid on all outstanding shares of restricted stock, whether or not vested. In general, shares of unvested restricted stock are forfeited upon the recipient’s termination of employment. At December 31, 2012, the Company had approximately $113,000 of total unrecognized compensation cost related to nonvested share-based awards. That cost is expected to be recognized over a weighted average period of 3.3 years.

11. OTHER EMPLOYEE COMPENSATION

The Company adopted a 401(k) plan (“401K Plan”) effective January 1, 2007. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. The Company makes contributions to the 401K Plan of up to 2% of the $250,000 maximum eligible compensation, which fully vest at the time of contribution. For the years ended December 31, 2012 and 2011, the Company made contributions to the 401K Plan of approximately $34,000 and $23,000, respectively.

The Company has also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Company for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, the Company may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the years ended December 31, 2012 and 2011, the Company made contributions of approximately $139,000 and $139,000 to the Profit-Sharing Plan, respectively.

12. SELECTED QUARTERLY DATA (Unaudited)

	Q1 2012	Q2 2012	Q3 2012	Q4 2012
Total interest and related portfolio income	$7,401,540	$9,481,604	$10,353,932	$11,346,780
Net investment income	$3,639,280	$6,003,820	$7,133,096	$7,314,216
Net increase (decrease) in net assets resulting from operations	$576,656	$1,617,453	$9,368,395	$14,563,274
Net increase (decrease) in net assets resulting from operations per share — basic	$0.02	$0.06	$0.35	$0.55
Net increase (decrease) in net assets resulting from operations per share — diluted	$0.02	$0.06	$0.35	$0.55
Net investment income per share — basic	$0.15	$0.23	$0.27	$0.28
Net investment income per share — diluted	$0.15	$0.23	$0.27	$0.28

	Q1 2011	Q2 2011	Q3 2011	Q4 2011
Total interest and related portfolio income	$7,321,525	$6,051,552	$7,298,189	$7,148,378
Net investment income	$4,982,467	$2,658,245	$4,085,705	$4,105,908
Net increase (decrease) in net assets resulting from operations	$9,604,633	$873,829	$(1,485,255)	$(1,343,663)
Net increase (decrease) in net assets resulting from operations per share — basic and diluted	$0.43	$0.04	$(0.07)	$(0.06)
Net increase (decrease) in net assets resulting from operations per share — diluted	$0.43	$0.04	$(0.07)	$(0.06)
Net investment income per share — basic	$0.22	$0.12	$0.18	$0.18
Net investment income per share — diluted	$0.22	$0.12	$0.18	$0.18

KCAP Financial, Inc.

NOTES TO FINANCIAL STATEMENTS

13. SUBSEQUENT EVENTS

On February 14, 2013, the Company completed a public offering of 5,232,500 shares of common stock, which included the underwriters’ full exercise of their option to purchase up to 682,500 shares of common stock, at a price of $9.75 per share, raising approximately $51.0 million in gross proceeds. In conjunction with this offering, the Company also sold 200,000 shares of common stock to a member of its Board of Directors, Dean C. Kehler, at a price of $9.31125 per share, raising approximately $1.9 million in gross proceeds.

On February 26, 2013, the Company entered into a senior credit agreement (the “Trimaran Credit Facility”) with Trimaran Advisors, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the Company in order to provide capital necessary to support one or more of Trimaran Advisors’ warehouse lines of credit and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Trimaran Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. At March 15, 2013, $20,000,000 was outstanding under the Trimaran Credit Facility.

INDEX TO OTHER FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

ASSET MANAGER AFFILIATES

Report of Independent Certified Public Accountants	S-2
Combined Balance Sheets as of December 31, 2012 and December 31, 2011	S-3
Combined Statements of Operations for the years ended December 31, 2012, December 31, 2011 and December 31, 2010	S-4
Combined Statements of Changes in Member’s Equity for the years ended December 31, 2012, December 31, 2011, and December 31, 2010	S-5
Combined Statements of Cash Flows for the years ended December 31, 2012, December 31, 2011, and December 31, 2010	S-6
Notes to Combined Financial Statements	S-8

KATONAH 2007-I CLO LTD.

IMPORTANT NOTE

In accordance with certain SEC rules, KCAP Financial, Inc. (the “Company”) is providing additional information regarding the following three portfolio companies: Katonah Debt Advisers, L.L.C., Trimaran Advisors, L.L.C. and Katonah 2007-I CLO Ltd. The Company owns 100% of the equity interests in each of these entities. However, pursuant to SEC rules, the Company does not consolidate portfolio company investments, including those in which it has a controlling interest. As a result, the additional financial information regarding these entities does not directly impact the Company’s financial position, results of operations or cash flows.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders of
KCAP Financial, Inc. (formerly, Kohlberg Capital Corporation)

We have audited the accompanying combined financial statements of Asset Manager Affiliates, which comprise the combined balance sheets as of December 31, 2012 and 2011, and the related combined statements of operations, changes in member’s equity, and cash flows for each of the year years in the period ended December 31, 2012, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these combined financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of combined financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these combined financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the combined financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the combined financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Asset Manager Affiliates’ preparation and fair presentation of the combined financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Asset Manager Affiliates’ internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the combined financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of Asset Manager Affiliates as of December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in accordance with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
March 18, 2013

ASSET MANAGER AFFILIATES
COMBINED BALANCE SHEETS

	As of December 31, 2012	As of December 31, 2011
ASSETS
Investments of CLO Funds at fair value	$3,255,805,442	$1,768,088,977
Cash	5,999,902	6,364,939
Restricted cash of CLO Funds	533,222,266	71,888,141
Accrued interest receivable	10,221,246	8,065,586
Receivable for open trades	4,242,938	—
Deferred tax asset	1,108,448	383,348
Intangible assets	35,608,302	—
Other assets	1,089,243	722,440
Total assets	$3,847,297,787	$1,855,513,431
LIABILITIES
CLO Fund liabilities at fair value	$3,459,529,711	$1,727,560,760
Accrued interest expense	11,886,206	7,676,896
Payable for open trades	224,409,793	15,454,626
Accounts payable and accrued expenses	3,090,264	2,749,899
Total liabilities	$3,698,915,974	$1,753,442,181
MEMBER'S EQUITY
Member's contributions	$51,754,920	$12,933,258
Accumulated earnings (deficit)	(8,244,102)	(6,707,276)
Total Asset Manager Affiliates equity	43,510,818	6,225,982
Appropriated retained earnings of Consolidated Variable Interest Entities	104,870,995	95,845,268
Total member's equity	148,381,813	102,071,250
Total liabilities and member's equity	$3,847,297,787	$1,855,513,431

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES
COMBINED STATEMENTS OF OPERATIONS

	For the Year Ended December 31,
	2012	2011	2010
Income
Interest income – investments of CLO Funds	$128,287,573	$68,772,354	$63,504,932
Interest income – cash and time deposits	95,546	72,372	81,297
Management fees	—	448,790	1,376,108
Fee income	5,268,647	3,769,889	2,318,083
Other income	75,301	7,231	24,244
Total income	$133,727,067	$73,070,636	$67,304,664
Expenses
Interest expense of CLO Fund liabilities	$113,547,094	$55,650,280	$36,043,196
Compensation	7,491,019	5,399,450	6,557,730
Insurance	526,341	469,089	403,171
Professional fees	10,134,959	990,307	2,262,786
Administrative and other	4,680,284	1,429,837	1,609,358
Trustee fees	896,494	540,683	545,326
Total expenses	$137,276,191	$64,479,646	$47,421,567
Net realized and unrealized loss	$(92,034,322)	$(41,726,392)	$(29,488,314)
Net income (loss) before tax	$(95,583,446)	$(33,135,402)	$(9,605,217)
Income tax expense (benefit)	$(350,950)	$(221,315)	$873,901
Net income (loss)	$(95,232,496)	$(32,914,087)	$(10,479,118)
Net income (loss) attributable to noncontrolling interests in consolidated Variable Interest Entities	$(98,395,671)	$(33,665,298)	$(11,002,220)
Net income (loss) attributable to Asset Manager Affiliates	$3,163,174	$751,211	$523,102

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES
COMBINED STATEMENTS OF CHANGES IN MEMBER'S EQUITY

	Member's Contributions	Accumulated Earnings (Deficit)	Appropriated Retained Earnings (Deficit) of Variable Interest Entities	Total Member's Equity
Total at December 31, 2009 (unaudited)	$8,348,437	$(1,571,589)	$—	$6,776,848
Adoption of guidance now encompassed in ASC Topic 810	—	—	140,512,786	140,512,786
January 1, 2010, as adjusted	$8,348,437	$(1,571,589)	$140,512,786	$147,289,634
Net income	—	523,102	—	523,102
Contributions	3,764,218	—	—	3,764,218
Distributions	—	(4,500,000)	—	(4,500,000)
Net loss classified to appropriated retained earnings	—	—	(11,002,220)	(11,002,220)
Total at December 31, 2010	$12,112,655	$(5,548,487)	$129,510,566	$136,074,734
Net income (loss)	—	751,211	—	751,211
Distributions	(34,640)	(1,910,000)	—	(1,944,640)
Contributions	855,243	—	—	855,243
Net loss classified to appropriated retained earnings	—	—	(33,665,298)	(33,665,298)
Total at December 31, 2011	$12,933,258	$(6,707,276)	$95,845,268	$102,071,250
Adoption of guidance now encompassed in ASC Topic 810	—	—	107,421,398	107,421,398
Net income (loss)	—	3,163,174	—	3,163,174
Distributions	—	(4,700,000)	—	(4,700,000)
Contributions	38,821,662	—	—	38,821,662
Net loss classified to appropriated retained earnings	—	—	(98,395,671)	(98,395,671)
Total at December 31, 2012	$51,754,920	$(8,244,102)	$104,870,995	$148,381,813

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES
COMBINED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2012		2011		2010
	Asset Affiliate Managers Cash	Asset Affiliate Managers CLO Restricted Cash	Asset Affiliate Managers Cash	Asset Affiliate Managers CLO Restricted Cash	Asset Affiliate Managers Cash	Asset Affiliate Managers CLO Restricted Cash
OPERATING ACTIVITIES:
Net income attributable to Asset Manager Affiliates	$3,163,174	—	$751,211	—	$523,102	—
Net loss attributable to Variable Interest Entities	—	(98,395,671)	—	(33,665,298)	—	(11,002,220)
Adjustments to reconcile net income to net cash provided by operating activities:
Net change in deferred tax assets	$(725,100)	—	(565,933)	—	620,648	—
Net realized and unrealized loss	—	92,034,322	1,808,520	39,917,872	—	29,488,314
Amortization of intangible assets	2,951,648	—	—	—	—	—
Changes in operating assets and liabilities:
Decrease (increase) in accrued management fees receivable	$(997,584)	997,584	$190,826	7,694	$3,849,962	(3,878,142)
Decrease (increase) in accrued interest receivable	8	(2,155,668)	(13)	(96,872)	3	(2,348,135)
Decrease (increase) in other assets	(647,785)	280,983	78,190	(131,130)	283,247	9,039
Increase (decrease) in accounts payable and accrued expenses	328,890	11,475	444,253	(29,284)	(369,846)	(31,487)
Increase (decrease) in accrued interest expense	—	4,209,310	—	1,445,871	—	2,503,203
Net cash provided by (used in) operating activities	4,073,301	(3,017,665)	$2,707,054	7,448,853	$4,907,116	14,740,572
Investing activities:
Aquisition of Trimaran Advisors L.L.C.	$13,000,000	—	$—	—	$—	—
Change in Investments:
Purchase of investments	—	(962,709,464)	—	(836,925,087)	—	(646,646,273)
Proceeds from sale and redemption of investments	—	1,136,048,110	250,000	781,798,803	—	649,978,102
Decrease in receivable for open trades	—	(4,242,938)	—	—	—	1,855,000
Increase (decrease) in payable for open trades	—	208,955,167	—	(16,781,198)	—	13,508,283
Net cash provided by (used in) investing activities	$13,000,000	378,050,875	$250,000	(71,907,482)	$—	18,695,112

See accompanying notes to combined financial statements.

	Year Ended December 31,
	2012			2011			2010
	Asset Affiliate Managers Cash		Asset Affiliate Managers CLO Restricted Cash	Asset Affiliate Managers Cash		Asset Affiliate Managers CLO Restricted Cash	Asset Affiliate Managers Cash		Asset Affiliate Managers CLO Restricted Cash
Financing Activities:
Payment for acquisition of Trimaran Advisors L.L.C.		$(13,000,000)	—		$—	—		$—	—
Member's contributions		261,662	—		855,243	—		3,764,218	—
Member's distributions		—	—		(34,640)	—		—	—
Dividends paid in cash		(4,700,000)	—		(1,910,000)	—		(4,500,000)	—
Repayments of Debt		—	86,300,915		—	(1,200,000)		—	(9,821,734)
Net cash provided by (used in) financing activities		$(17,438,338)	86,300,915		$(1,089,397)	(1,200,000)		$(735,782)	(9,821,734)
CHANGE IN CASH		$(365,037)	461,334,125		$1,867,657	(65,658,629)		$4,171,334	23,613,950
CASH, BEGINNING OF YEAR		$6,364,939	71,888,141		$4,497,282	137,546,770		$325,948	113,932,820
CASH, END OF YEAR		$5,999,902	533,222,266		$6,364,939	71,888,141		$4,497,282	137,546,770
Supplemental Information:
Cash paid for interest	$		109,337,784	$		54,204,409	$		33,539,993
Cash paid for taxes		$470,000			$40,500			$477,904

Supplemental schedule of non-cash investing and financing activities:

In conjunction with the acquisition of Trimaran Advisors, KCAP Financial, Inc. issued 3.6 million shares of its common stock, as follows:

Fair value of assets acquired	$38,600,000
Cash paid for equity interests	(13,000,000)
Common stock issued	$25,600,000

See accompanying notes to combined financial statements.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), a registered investment adviser, is a wholly-owned portfolio company of KCAP Financial, Inc. (“KCAP Financial”, “the Company”), which is an internally managed, non-diversified closed-end publicly traded investment company that is regulated as a business development company (“BDC”) under the Investment Company Act of 1940. Katonah Debt Advisors manages collateralized loan obligation funds (“CLO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. On February 29, 2012, KCAP Financial purchased Trimaran Advisors, L.L.C. (“Trimaran Advisors”), a registered investment adviser and CLO manager similar to Katonah Debt Advisors with assets under management of approximately $1.5 billion, for total consideration of $13.0 million in cash and 3,600,000 shares of KCAP Financial’s common stock. Contemporaneously with the acquisition of Trimaran Advisors, KCAP Financial acquired from Trimaran Advisors equity interests in certain CLO Funds managed by Trimaran Advisors for an aggregate purchase price of $12.0 million in cash. As of December 31, 2012, Katonah Debt Advisors and Trimaran Advisors are KCAP Financial’s only wholly-owned portfolio companies (collectively, the “Asset Manager Affiliates”) and have approximately $3.6 billion of par value assets under management. Katonah Debt Advisors and Trimaran Advisors are each managed independently from KCAP Financial by separate management teams and investment committees. The Asset Manager Affiliates provide investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. The Asset Manager Affiliates do not have any investment interests in the CLO Funds they manage; however, KCAP Financial holds investments in a portion of the bonds issued by the CLO Funds managed by the Asset Manager Affiliates. The combined financial statements of the Asset Manager Affiliates consist of Katonah Debt Advisors, L.L.C., and affiliates for the period January 1, 2010 through December 31, 2012 and Trimaran Advisors, L.L.C., and affiliates for the period February 29, 2012 through December 31, 2012.

The ten CLO funds managed by the Asset Manager Affiliates are considered to be variable interest entities (“VIEs”) for which the Asset Manager Affiliates are the primary beneficiary and, as a result, are required to be consolidated into the financial statements of the Asset Manager Affiliates as discussed in Note 3-CLO Funds. The ten CLO funds considered to be VIEs are as follows: KATONAH VII CLO LTD.; KATONAH VIII CLO LTD.; KATONAH IX CLO LTD.; KATONAH X CLO LTD.; KATONAH 2007-I CLO LTD.; TRIMARAN CLO IV LTD.; TRIMARAN CLO V LTD.; TRIMARAN CLO VI LTD.; TRIMARAN CLO VII LTD.; and CATAMARAN CLO 2012-1 LTD.

On January 2, 2008, the Katonah Debt Advisors platform acquired substantially all of the assets of Scott’s Cove Capital Management LLC (“Scott’s Cove”), an asset manager focused on an event-driven credit long short investment strategy. On February 28, 2011, Katonah Debt Advisors sold its interest in Scott’s Cove to a third-party buyer controlled by a former Scott’s Cove employee for a purchase price of $25,000. Additionally the buyer entered into a Services Agreement, pursuant to which the buyer paid to Katonah Debt Advisors $225,000 for certain transitional services to be provided by Katonah Debt Advisors and agreed to pay an additional amount of $75,000 on each of the first and second anniversaries of the closing date.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting and Combination

In the opinion of management, the combined financial statements reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. All significant intercompany transactions, balances, revenues and expenses are eliminated upon combination. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

The combined financial statements have been prepared in accordance with U.S. GAAP (“Accounting Principles Generally Accepted in the United State”) and include the financial statements of Asset Manager

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Affiliates and any VIEs required to be consolidated. Asset Manager Affiliates provides investment management services to CLO Funds, making day-to-day investment decisions concerning the assets of the CLO Funds. All of the CLO Funds are considered to be VIEs.

Although Asset Manager Affiliates has no ownership interests in the CLO Funds it manages, Asset Manager Affiliates follows the provisions of Accounting Standards Codification (ASC) Topic 810, “Consolidation,” when accounting for VIEs as further detailed below. Pursuant to ASC 810-10, VIEs, or entities in which the risks and rewards of ownership are not directly linked to voting interests, for which Asset Manager Affiliates is the primary beneficiary are consolidated.

For CLO Funds, if Asset Manager Affiliates are deemed to have the power to direct the activities of the CLO that most significantly impact the CLO’s economic performance, and the obligation to absorb losses/right to receive benefits (management fees and potential incentive fees) from the CLO that could potentially be significant to the CLO, then Asset Manager Affiliates are deemed to be the CLO’s primary beneficiary and are required to consolidate the CLO.

All of the investments held and notes issued by CLO Funds considered to be VIEs are presented at fair value in Asset Manager Affiliates’ Combined Balance Sheet and interest income and expense of consolidated CLO Funds are presented in Asset Manager Affiliates’ Combined Statement of Operations. The Asset Manager Affiliates reviews factors, including the rights of the equity holders and obligations of equity holders to absorb losses or receive expected residual returns to determine if the investment product is a VIE. The Asset Manager Affiliates are required to consolidate a VIE when they are deemed to be the primary beneficiary, which is evaluated continuously as facts and circumstances change.

Investments of CLO Funds at Fair Value.  Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the CLO Funds are stated at fair value. ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), requires among other things, disclosures about assets and liabilities that are measured and reported at fair value.

Hierarchy of Fair Value Inputs.  The provisions of ASC 820-10 establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level 1, 2 and 3 inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 Inputs:

Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level 1 assets may include listed mutual funds (including those accounted for under the equity method of accounting as these mutual funds are investment companies, that have publicly available Net Asset Values which in accordance with U.S. GAAP are calculated under fair value measures and are equal to the earnings of such funds), ETFs, equities and certain derivatives.
Level 2 Inputs:

Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which the Asset Manager Affiliates

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level 2 assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over the counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.
Level 3 Inputs:

Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level 3 assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans, bonds issued by CLO Funds and certain held for sale real estate disposal assets.
•	Level 3 liabilities included in this category include borrowings of consolidated collateralized loan obligations valued based upon non-binding broker quotes or discounted cash flow model based on a discount margin calculation.
Significance of Inputs:

The Asset Manager Affiliates’ assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Valuation of Portfolio Investments.  Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued based on detailed analyses prepared by management, and, in certain circumstances, may utilize third parties with valuation expertise. The Asset Manager Affiliates follow the provisions of ASC 820-10. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. Fair Value Measurements and Disclosures defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820-10, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level 1 and Level 2, as well as significant transfers in and out of Level 3 of the fair value hierarchy, were adopted by Katonah Debt Advisors in 2010, and Trimaran Advisors upon acquisition in 2012.

Fair Value Measurements and Disclosures requires the disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Asset Manager Affiliates’ valuation methodology and procedures for investments held by the Funds are generally as follows:

For Debt Securities:

1.	For any asset which is also held by KCAP Financial on the applicable date, the KCAP Financial fair value mark as of such applicable date is used.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

2.	Fair value for all assets which a Fund has committed to purchase but yet to settle will be the most recent mark produced by Markit (or other third party pricing service, as may be available). If the asset has not received a mark from Markit, the purchase price is deemed to be the fair value.
3.	For performing loan and bond assets, the fair value is determined in accordance with the following procedure. First, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of applicable date, then the most recent Markit mark will be the fair value. Next, if the most recent Markit mark is aged beyond one month but less than one year, then the fair value will be the lower of the most recent Markit mark and the average price on the applicable rating bucket on the CSFB Loan Index produced on the date closest to the applicable date. Lastly, if the asset has not received a Markit mark within the last year, the fair value will be produced by haircutting (in percentage terms) the mark on the applicable rating bucket of the CSFB Loan Index produced on the date closest to the applicable date by said CSFB Loan Index value.
4.	For loan and bond assets in payment default, the fair value is determined in accordance with the following procedure. First, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of applicable date, then the most recent Markit mark will be the fair value. Next, if the most recent Markit mark is aged beyond one month but less than one year, then the fair value will be the lower of most recent Markit mark and the average price on the Distressed/Defaulted bucket of the CSFB Distressed Loan Index produced on the date closet to the applicable date. Lastly, if the asset has not received a Markit mark within the last year, the fair value will be deemed to be zero.

For Equity Securities:

1.	For equity assets the fair value is determined in accordance with the following procedure. First, if the asset is a publicly-traded equity, the fair value will be based upon the closing price per share as of the applicable date. Next, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of the applicable date, then the Fair value will be based on the most recent Markit price per share. Lastly, if the asset was most recently marked by Markit is aged beyond one month, or has never been marked by Markit, the fair value will be deemed to be zero.

For CLO Fund Securities:

1.	For any asset which is also held by KCAP Financial on the applicable date, the KCAP Financial fair value mark as of such applicable date is used.
2.	Fair value for all assets which a Fund has committed to purchase but yet to settle will be deemed to be the purchase price.
3.	For performing assets, a Present Value is determined in accordance with the following procedure. First, the Asset Manager Affiliates amalgamate Discount Margin (DM) data from the most recent reports published by the CLO Research and Secondary Trading desks of sell side broker dealers. The DM data is averaged across each original rating bucket of the CLO capital structure. For each asset, future cash flows are produced based upon the three month LIBO rate as of the applicable date and the contractually mandated spread each asset is required to pay in a no-loss scenario. The present value of the future cash flows is then calculated by using a discount rate equal to the applicable DM for the asset’s original rating bucket plus the three month LIBO rate as of the applicable date.
4.	Next, the Asset Manager Affiliates inquire with the sell-side institution from which they purchased each asset to provide indicative pricing as if the applicable date. The fair value is determined by an equal weight average of the Present Value determined from the cash flow model and the indicative

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

price provided by the sell side broker dealer from which the asset was purchased. In the event there is no indicative price produced by a sell side broker dealer, then the Fair Value will be the Present Value determined from the cash flow model.
5.	If the bond is a non-performing bond, it will be necessary to use a more detailed cash flow model. Such a model may be one that is commercially available (e.g. Intex) or one that is a spreadsheet-based CLO cash flow model which has been set up to replicate the deal in question is used with specific prepayment, default, and severity inputs as appropriate to the bond in question.

Debt Securities.  Most of the CLO Funds’ investment portfolio is composed of broadly syndicated debt securities for which an independent pricing service quote is available. To the extent that the investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity.

CLO Fund Securities.  The CLO Funds managed by the Asset Manager Affiliates may selectively invest in securities issued by funds managed by other asset management companies. For bond rated tranches of CLO Funds (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Equity Securities.  From time to time, the CLO Funds may receive equity securities that are received in exchange with a default or restructuring of Collateral Obligations.

Cash.  The Asset Manager Affiliates define cash as demand deposits. The Asset Manager Affiliates place their cash with financial institutions and, at times, cash held in these accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Restricted Cash of CLO Funds.  Restricted cash consists of cash held for reinvestment, quarterly interest and principal distributions (if any) to holders of CLO Fund liabilities, and payment of CLO Fund expenses.

CLO Fund Liabilities at Fair Value.  The Asset Manager Affiliates have no debt; however the CLO Funds they manage and that are consolidated herein, have issued rated and unrated bonds to finance their operations. Debt is presented at fair value.

Interest Income.  Interest income is recorded on the accrual basis on interest-bearing assets. The CLO Funds generally place a loan or security on non-accrual status and cease recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if the Asset Manager Affiliates otherwise do not expect the debtor to be able to service its debt obligations. Non-accrual loans represented 0.20% and 0.23% of Investments of CLO Funds at fair value as of December 31, 2012 and December 31, 2011, respectively. The aggregate unpaid principal value of loans past due as of December 31, 2012 was approximately $42.7 million and the difference between fair value and the unpaid principal balance was approximately $36.2 million. The aggregate unpaid principal value of loans past due as of December 31, 2011 was approximately $28.0 million and the difference between fair value and the unpaid principal balance was approximately $24.1 million.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Management Fees.  As a manager of CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees the Asset Manager Affiliates receive has two components — a senior management fee and a subordinated management fee.

Incentive Fees.  As a manager of CLO Funds, the Asset Manager Affiliates may receive an incentive fee upon exceeding specified relative and/or absolute investment return thresholds. Such fees are recorded upon completion of the measurement period which varies by CLO Fund. If incentive fees are paid upon reaching such investment return thresholds, they are not subject to claw-back provisions.

Dividends to Member.  Dividends to the Asset Manager Affiliates’ sole member are recognized on the ex-dividend date. Generally, dividends are declared and paid on a quarterly basis.

Expenses.  The Asset Manager Affiliates are internally managed and expense costs, as incurred, with regard to the running of their operations. Primary operating expenses include employee salaries and benefits, the costs of identifying, evaluating, monitoring and servicing the CLO Fund investments managed by the Asset Manager Affiliates, and related overhead charges and expenses, including rental expense. The Asset Manager Affiliates’ share office space and certain other operating expenses. Katonah Debt Advisors has entered into an Overhead Allocation Agreement with its sole member, KCAP Financial. Trimaran Advisors has entered into such an allocation agreement with Katonah Debt Advisors. The Agreements provide for the sharing of such expenses based on an equal sharing of office lease costs and the ratable usage of other shared resources. The aggregate net payments of such expenses under the Overhead Allocation Agreement are settled quarterly. Katonah Debt Advisors accounts for its operating leases, which may include escalations, in accordance with ASC 840-10, Leases, and expenses the lease payments associated with operating leases evenly during the lease term (including rent-free periods), beginning on the commencement of the lease term.

Interest Expenses.  The Asset Manager Affiliates have no debt; however the CLO Funds they manage and that are consolidated herein have issued rated and unrated bonds to finance their operations. Interest on CLO Fund liabilities is calculated by the third party trustee of the CLO Funds. Interest is accrued and generally paid quarterly.

Trustee Fees.  Each CLO Fund has a third party trustee that is the custodian for all investments of the CLO Funds and receives and disburses all cash in accordance to the trustee and custodial agreements. Trustee fees are accrued and paid quarterly by the CLO Funds.

Income Taxes.  Asset Manager Affiliates account for income taxes under the asset and liability method prescribed by ASC 740-10, Income Taxes (“ASC 740-10”). Deferred income tax assets and liabilities are recognized for the future tax consequences attributable to temporary differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases using currently enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred income tax assets and liabilities is recognized in income in the period that includes the enactment date.

Management periodically assesses the recoverability of its deferred income tax assets based upon expected future earnings, taxable income in prior carryback years, future deductibility of the asset, changes in applicable tax laws and other factors. If management determines that it is not more likely than not that the deferred tax asset will be fully recoverable in the future, a valuation allowance will be established for the difference between the asset balance and the amount expected to be recoverable in the future. This allowance will result in a charge to income tax expense on the combined statements of income. Asset Manager Affiliates records its income taxes receivable and payable based upon its estimated income tax liability.

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in a company’s financial statements by prescribing a threshold for measurement and recognition in the financial statements of an asset or liability resulting from a tax position taken or expected to be taken in an income tax return. ASC 740-10 also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

Accounting Policies Adopted in the Year Ended December 31, 2012

New Consolidation Guidance for Variable Interest Entities

In June 2009, the Financial Accounting Standards Board (“FASB”) issued ASU 2009-17, which amended the consolidation guidance for VIEs. The amendments include: (1) the elimination of the exemption from consolidation for qualifying special purpose entities, (2) a new approach for determining the primary beneficiary of a VIE, which requires that the primary beneficiary have both (i) the power to control the most significant activities of the VIE and (ii) either the obligation to absorb losses or the right to receive benefits that potentially could be significant to the VIE, and (3) the requirement to continually reassess the primary beneficiary of a VIE.

On January 1, 2010, upon the adoption of the above, Asset Manager Affiliates determined it was the primary beneficiary of all ten of the CLO Funds it manages as it has the power to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, and the obligation to absorb losses/right to receive benefits (in the form of senior and subordinate management fees as well as the potential to earn an incentive fee) from the CLO Funds that could potentially be significant to the CLO Funds. As a result, these CLO Funds are consolidated into the combined financial statements of Katonah Debt Advisors.

Fair Value Option

Upon consolidation of the CLO Funds, the assets and liabilities of the consolidated CLOs were measured at fair value, as the determination of carrying amounts was not practicable. The Asset Manager Affiliates have elected the fair value option under ASC Topic 825-10-25 to measure the assets and liabilities of all consolidated CLOs at fair value subsequent to the date of initial adoption of this additional guidance to mitigate accounting mismatches between the carrying value of the assets and liabilities and to achieve operational simplifications.

The cumulative effect adjustment upon adoption at January 1, 2010 resulted in an appropriation of retained earnings of $140.5 million.

Improved Disclosures Regarding Fair Value Measurements.

In January 2010, the FASB issued Accounting Standards Update No. 2010-06, Fair Value Measurements and Improving Disclosures About Fair Value Measurements (Topic 820), which provides for improving disclosures about fair value measurements, primarily significant transfers in and out of Levels 1 and 2, and activity in Level 3 fair value measurements. The new disclosures and clarifications of existing disclosures are effective for the interim and annual reporting periods beginning after December 15, 2009, while the disclosures about the purchases, sales, issuances, and settlements in the roll forward activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for the interim periods within those fiscal years. Except for certain detailed Level III disclosures, which are effective for fiscal years beginning after December 15, 2010 and interim periods within those years, the new guidance became effective for Asset Manager Affiliates in 2011. The adoption of this disclosure-only guidance did not have a material impact on Asset Manager Affiliates’ financial results.

In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS. The amendments in this ASU generally represent clarifications of Topic

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NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. Management currently believes that the adoption of this ASU will not have a material impact on the Company’s financial position, operating results or cash flows.

3. CLO FUNDS

A CLO Fund generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. Investments purchased by the CLO Funds are governed by extensive investment guidelines, including limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. The CLO Funds managed by the Asset Manager Affiliates have a defined investment period during which they are allowed to make investments or reinvest capital as it becomes available.

The Asset Manager Affiliates manage ten CLO Funds primarily for third party investors that invest in broadly syndicated loans, high yield bonds and other credit instruments issued by corporations. At December 31, 2012, the Asset Manager Affiliates had approximately $3.6 billion of par value of assets under management. At December 31, 2011, Katonah Debt Advisors had approximately $1.9 billion of par value of assets under management in five CLO Funds.

CLO Funds typically issue multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase of their underlying investments. Interest and principal payments (net of designated CLO Fund expenses) from the CLO Fund are paid to each issued security in accordance with an agreed upon priority of payments, commonly referred to as the “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO Fund. AAA/Aaa notes are issued at a specified spread over LIBOR and normally have the first claim on the earnings on the CLO Fund’s investments after payment of certain fees and expenses. Lower subordinated “mezzanine” tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLO Fund’s investments if the required interest and principal payments have been made on the more senior tranches in the waterfall. The most junior tranche can take the form of either subordinated notes or preferred shares. The subordinated notes or preferred shares generally do not have a stated coupon but are entitled to residual cash flows from the CLO Fund’s investments after all of the other tranches of notes and certain other fees and expenses are paid.

The CLO Funds are primarily financed via capital contributed by equity and debt holders. The Asset Manager Affiliates’ risk with respect to each investment in the CLO Funds they manage is limited to any uncollected management fees (as the Asset Manager Affiliates have no investment in the CLO Funds they have no exposure or benefits in the ownership of the CLO Funds bonds). Therefore, the gains or losses of the CLO Funds have not had a significant impact on the Asset Manager Affiliates’ financial position, results of operations or cash flows. The Asset Manager Affiliates have no right to the benefits from, nor do they bear the risks associated with, these investments, beyond the management fees generated from the CLO Funds. If the Asset Manager Affiliates were to liquidate, these investments would not be available to any general creditors of the Asset Manager Affiliates. Additionally, the collateral assets of consolidated CLO Funds are held solely to satisfy the obligations of the CLO Funds, and the investors in the consolidated CLO Funds have no recourse to the general credit of the Asset Manager Affiliates for the notes issued by the CLO Funds.

CLO Funds are investment vehicles created for the sole purpose of issuing collateralized loan instruments that offer investors the opportunity for returns that vary with the risk level of their investment. The notes

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NOTES TO FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

issued by the CLO Funds are backed by diversified collateral asset portfolios consisting primarily of loans or structured debt. For managing the collateral for the CLO Fund entities, the Asset Manager Affiliates earn investment management fees, including subordinated management fees, as well as contingent incentive fees. The Asset Manager Affiliates have no investment in the CLO Funds they manage. However, its sole shareholder, KCAP Financial, has invested in certain of the CLO Funds, generally taking a portion of the unrated, junior subordinated position (generally subordinated to other interests in the entities and entitle KCAP Financial and other subordinated tranche investors to receive the residual cash flows, if any, from the entities).

Upon adoption of guidance encompassed in ASC Topic 810, the Asset Manager Affiliates determined that they were the primary beneficiary of these CLO Funds, as they have the power to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, and the obligation to absorb losses/right to receive benefits (in the form of senior and subordinate management fees as well as the potential to earn an incentive fee) from the CLO Funds that could potentially be significant to the CLO Funds. The primary beneficiary assessment includes an analysis of the rights of the Asset Manager Affiliates in their capacity as investment manager. In certain CLOs, the Asset Manager Affiliates’ role as investment manager provides that the Asset Manager Affiliates contractually have the power, as defined in ASC Topic 810, to direct the activities of the CLO Funds that most significantly impact the CLO Funds’ economic performance, such as managing the collateral portfolio and its credit risk. Additionally, the primary beneficiary assessment includes an analysis of the Asset Manager Affiliates’ rights to receive benefits and obligations to absorb losses associated with its management/incentive fees.

As a manager of the CLO Funds, the Asset Manager Affiliates receive contractual and recurring management fees and may receive a one-time structuring fee from the CLO Funds for their management and advisory services. The annual fees which the Asset Manager Affiliates receive are generally based on a fixed percentage of assets under management (at par value and not subject to changes in market value), and the Asset Manager Affiliates generate annual operating income equal to the amount by which their fee income exceeds their operating expenses. The annual management fees the Asset Manager Affiliates receive have two components — a senior management fee and a subordinated management fee.

Fair value of consolidated CLO Funds

The investments held by consolidated CLO Funds are primarily invested in senior secured bank loans (typically syndicated by banks), bonds, and equity securities. Bank loan investments, which comprise the majority of consolidated CLO Fund portfolio collateral, are senior secured corporate loans from a variety of industries, including but not limited to the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas, and finance industries. Bank loan investments mature at various dates between 2012 and 2022, pay interest at Libor or Euribor plus a spread of up to 8.5%, and typically range in credit rating categories from BBB down to unrated. At December 31, 2012, the unpaid par principal balance exceeded the fair value of the senior secured bank loans and bonds by approximately $142 million. Less than 0.2% of the collateral assets are in default as of December 31, 2012. CLO Fund investments are valued based on price quotations provided by an independent third-party pricing source which are indicative of traded prices and/or dealer price quotations. In the event that a third-party pricing source is unable to price an investment, other relevant factors, data and information are considered, including: i) information relating to the market for the investment, including price quotations for and trading in the investment and interest in similar investments and the market environment and investor attitudes towards the investment and interests in similar investments; ii) the characteristics of and fundamental analytical data relating to the investment, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the loan and any related agreements, and the position of the loan in the issuer’s debt structure; iii) the nature, adequacy and value of the senior secured corporate loan’s collateral, including the CLO’s rights, remedies and interests with respect to the collateral; iv) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects; v) the reputation and financial condition of the

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NOTES TO FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

agent and any intermediate participants in the senior secured corporate loan; and vi) general economic and market conditions affecting the fair value of the senior secured corporate loan.

CLO Fund liabilities issued by consolidated CLO Funds have stated maturity dates between 2017 and 2023. The CLO Fund liabilities are issued in various tranches with different risk profiles and ratings. The interest rates are generally variable rates based on Libor or Euribor plus a pre-defined spread, which varies from 0.225% for the more senior tranches to 6.25% for the more subordinated tranches. At December 31, 2012, the outstanding balance on the CLO Fund liabilities issued by consolidated CLO Funds exceeds their fair value by approximately $223 million. The investors in the CLO Fund liabilities have no recourse to the general credit of the Asset Manager Affiliates. CLO Fund liabilities are recorded at fair value using an income approach, driven by cash flows expected to be received from the portfolio collateral assets. Fair value is determined using current information, notably market yields and projected cash flows of collateral assets based on forecasted default and recovery rates that a market participant would use in determining the current fair value of the liabilities, taking into account the overall credit quality of the issuers and the Asset Manager Affiliates’ past experience in managing similar securities. Market yields, default rates and recovery rates used in the Asset Manager Affiliates’ estimate of fair value vary based on the nature of the investments in the underlying collateral pools. In periods of rising market yields, default rates and lower debt recovery rates, the fair value, and therefore the carrying value, of the liabilities may be adversely affected. Once the undiscounted cash flows of the collateral assets have been determined, the Asset Manager Affiliates apply appropriate discount rates that a market participant would use, to determine the discounted cash flow valuation of the notes.

The carrying value of investments held and CLO Fund liabilities issued by CLO Funds is also their fair value. The following table presents the fair value hierarchy levels of investments held and CLO Fund liabilities issued by the CLO Funds, which are measured at fair value as of December 31, 2012 and December 31, 2011:

	December 31, 2012
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments of CLO Funds	$3,255.8	—	$—	$3,255.8
Liabilities:
CLO Fund Liabilities	3,459.5	—	—	3,459.5

	December 31, 2011
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments of CLO Funds	$1,768.1	$—	$1,562.7	$205.4
Liabilities:
CLO Fund Liabilities	1,727.6	—	—	1,727.6

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NOTES TO FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 assets using significant unobservable inputs:

	For the year ended December 31,
($ in millions)	2012	2011
Beginning balance	$205.4	$116.5
Transfers into Level 3	1,562.7	13.0
Transfers from Level 3	0	(7.0)
Purchase of Trimaran investments	1,386.8	0
Purchase of investments	1,032.5	104.9
Proceeds from sale and redemption of investments	(1,034.1)	(12.8)
Realized and unrealized gains/(losses), net	102.5	(9.2)
Ending balance	3,255.8	205.4
Changes in unrealized appreciation (depreciation) included in earnings related to investments still held at reporting date	$73.5	$4.0

Transfers into Level 3 represent transfers relating to investments for which pricing inputs were unobservable as of December 31, 2012.

As of December 31, 2012, the Asset Manager Affiliates’ Level 3 portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Debt Securities	$352,332,635	Market Comparables	Market Yield (%)	5.4% - 21.8%
	$2,798,983,906	Market Quote	EBITDA Multiples (x)	3.7x - 8.8x
			Weighted Average Cost of Capital (%)	10.7% - 12.0%
			Third-Party Bid-Ask Mid	1.0 - 116
Equity Securities	$495,752	Market Comparables	Average EBITDA Multiple (x)	3.7x - 7.1x
			Weighted Avg Cost of Capital (%)	9.6% - 14.8%
	$8,162,987	Market Quote	Third-Party Bid	1.5 – 217.5
CLO Fund Securities	$95,830,162	Discounted Cash Flow	Discount Rate	1.6% - 7.52%

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities using significant unobservable inputs:

	For the year ended December 31,
($ in millions)	2012	2011
Beginning balance	$1,727.6	$1,717.4
Purchase of Trimaran CLO Fund Liabilities	1,374.2	0
Issuance of Catamaran CLO Fund Liabilities	415.4	0
Prepayments, amortization, net	(252.2)	(1.2)
Unrealized appreciation/(depreciation)	194.6	11.4
Ending balance	3,459.5	1,727.6
Changes in unrealized appreciation (depreciation) included in earnings related to liabilities still held at reporting date	$194.6	$11.4

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NOTES TO FINANCIAL STATEMENTS

3. CLO FUNDS  – (continued)

As of December 31, 2012, the Asset Manager Affiliates’ Level 3 liabilities had the following valuation technique and significant inputs:

Asset Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
CLO Fund Liabilities	$3,459,529,711	Discounted Cash Flow	Discount Rate	1.6% – 7.52%

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below.

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Asset Manager Affiliates have the ability to access.
•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Asset Manager Affiliates have no debt; however the CLO Funds they manage and that are consolidated herein, have issued rated and unrated bonds to finance their operations. Debt is presented at fair value with the difference between principal and fair value recorded as unrealized gain/loss. The par amount of CLO Fund liabilities is approximately $3.7 billion and $2 billion respectively for both the years ended December 31, 2012 and December 31, 2011.

The Asset Manager Affiliates have determined that, although the junior tranches have certain characteristics of equity, they should be accounted for and disclosed as debt on the its Combined Balance Sheet, as the subordinated and income notes have a stated maturity indicating a date for which they are mandatorily redeemable. The preference shares are also classified as debt, as they are mandatorily redeemable upon liquidation or termination of the CLO.

The Asset Manager Affiliates’ risk with respect to the CLO Funds is limited to any uncollected management fees. The Asset Manager Affiliates have no right to the benefits from, nor do they bear the risks associated with, the CLO Funds, beyond the management fees generated by the CLO Funds. If the Asset Manager Affiliates were to liquidate, the CLO Funds would not be available to the general creditors of the Asset Manager Affiliates. Additionally, the Investments of the CLO Funds are held solely to satisfy the obligations of the CLO Funds, and the investors in the consolidated CLO Funds have no recourse to the general credit of the Asset Manager Affiliates for the CO Fund liabilities.

On December 20, 2012, Trimaran Advisors closed on Catamaran CLO 2012-1 (“Catamaran”), a $415 million collateralized loan obligation fund of leveraged loans and high yield bonds. Trimaran is the collateral manager for Catamaran and KCAP Financial, Inc. invested approximately $12.5 million in tranches of subordinated notes issued by Catamaran in connection with the transaction. Catamaran is considered to be a variable interest entity for which Trimaran Advisors is the primary beneficiary and therefore is consolidated by Trimaran Advisors and is included into the combined financial statements of the Asset Manager Affiliates. The combined 2012 results of operations associated with the acquisition of Catamaran, including the consolidated CLO Funds managed by Trimaran Advisors, following the date of acquisition includes revenues of $316,000 and net loss before tax of $7.1 million.

4. UNCONSOLIDATED VIEs

Katonah Debt Advisors deems the funds managed by Scott’s Cove (“Scott’s Cove Funds”) to be VIEs for which Katonah Debt Advisors is not the primary beneficiary and thus the Scott’s Cove Funds are not

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NOTES TO FINANCIAL STATEMENTS

4. UNCONSOLIDATED VIEs  – (continued)

consolidated into the financial statements of Katonah Debt Advisors. A primary beneficiary is one that absorbs a majority of the entity’s expected losses, receives a majority of the entity’s residual returns or both. Katonah Debt Advisors has no obligation to absorb any of the entity’s expected losses. In addition, Katonah Debt Advisors does not receive the majority of the entity’s expected residual returns. As a result, Katonah Debt Advisors does not consolidate the Scott’s Cove Funds. Katonah Debt Advisors’ maximum exposure to loss as a result of its involvement in the Scott’s Cove Funds is limited to any uncollected management fees due from the funds it manages. At December 31, 2010 Katonah Debt Advisors had a $67,000 investment interest in the Scott’s Cove Funds and no investment interest in the Scott’s Cove Funds at December 31, 2011 due to the sale of Scott’s Cove Funds on February 28, 2011, as discussed on Note 1.

5. BUSINESS COMBINATION

On February 29, 2012, KCAP Financial, Inc. (the “Company”) and Commodore Holdings, L.L.C., a newly-formed, wholly-owned subsidiary of the Company (“Commodore”), acquired all of the outstanding equity interests in Trimaran Advisors, L.L.C. (“Trimaran”) for $13.0 million in cash and 3,600,000 shares of the Company’s common stock, par value $0.01 per share, which were valued at the opening price on the closing date of the acquisition. Contemporaneously with the acquisition, the Company acquired the equity interests in four collateralized loan obligation funds (“CLOs”) sponsored by Trimaran, at fair value, for $12.0 million in cash. The aggregate purchase price was $50.6 million, of which $2.5 million in cash and 2,150,000 common shares of the Company were placed in escrow with the Bank of New York Mellon. These amounts will remain in escrow for up to 18 months and will be used to pay for any claims or liabilities that arise during that period which were previously indemnified by the seller. No claims are anticipated and therefore these amounts were accounted for as a part of the consideration transferred.

In accordance with the purchase agreement, Commodore was deemed the acquirer of Trimaran and accounted for the acquisition as a business combination. The assets acquired (no liabilities were assumed) by Commodore through this acquisition were “pushed-down” to Trimaran. The purchase price allocation included the fair value of the identifiable intangible assets acquired, which consist of four CLO management contracts, of approximately $15.7 million, resulting in goodwill of $22.8 million. The CLO management contracts will be amortized over the lives of the contracts (3 – 5 years). The goodwill will be subject to an annual impairment test. The goodwill represents expected synergies from combining the operations of Katonah Debt Advisors and Trimaran Advisors. Both are CLO asset managers and registered under the Investment Advisors Act of 1940.

Trimaran, a taxable entity (corporation), has recognized the acquisition of as an asset acquisition for tax purposes. The book and tax basis of the intangible assets and goodwill are identical; accordingly, Trimaran has not provided for any deferred taxes at the closing date of the acquisition. The tax basis of the intangible assets and goodwill will be amortized over 15 years, which will give rise to deferred taxes.

Trimaran will continue operating as a stand-alone entity and serve as collateral manager under the five the CLO management contracts. Katonah Debt Advisors LLC (“KDA”) is a 100% owned asset manager subsidiary of the Company. KDA and Trimaran are both under common control of the Company and have similar business characteristics; therefore report on a combined basis for financial reporting purposes.

The combined 2012 results of operations associated with the acquisition of Trimaran Advisors, including the consolidated CLO Funds managed by Trimaran Advisors, for the ten-month period following the date of acquisition includes revenues of $57 million and net loss before tax of $45.7 million.

6. INCOME TAXES

As separately regarded entities for tax purposes, the Asset Manager Affiliates are taxed at normal corporate rates. The CLO Funds are not taxed.

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NOTES TO FINANCIAL STATEMENTS

6. INCOME TAXES  – (continued)

For tax purposes, the Asset Manager Affiliate’s taxable net income will differ from GAAP net income because of deferred tax timing adjustments and permanent tax adjustments. Deferred tax timing adjustments may include differences for the recognition and timing of depreciation, bonuses to employees and stock option expense. Permanent differences may include adjustments, limitations or disallowances for meals and entertainment expenses, penalties, tax goodwill amortization.

Goodwill amortization for tax purposes was created upon the purchase of 100% of the equity interests in Katonah Debt Advisors by its sole member, KCAP Financial, in exchange for shares of the KCAP Financial’s stock valued at $33 million. Although this transaction was a stock transaction rather than an asset purchase and thus no goodwill was recognized for GAAP purposes, such exchange was considered an asset purchase under Section 351(a) of the Code. At the time of the transfer, Katonah Debt Advisors had equity of approximately $1 million resulting in tax goodwill of approximately $32 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $2 million per year over such period.

As discussed in Note 5, additional goodwill amortization for tax purposes was created upon the purchase of Trimaran Advisors by its sole member. The transaction was considered an asset purchase under Section 351(a) of the Code and resulted in tax goodwill of approximately $22.8 million which will be amortized for tax purposes on a straight-line basis over 15 years, which accounts for an annual difference between GAAP income and taxable income by approximately $1.5 million per year over such period.

Any distributions of taxable net income earned by the Asset Manager Affiliates to KCAP Financial would generally need to be distributed to the KCAP Financial’s shareholders. Generally, such distributions of Asset Manager Affiliate income to the KCAP Financial’s shareholders will be considered as qualified dividends for tax purposes.

The components of income tax expense (benefit) for the years ended December 31, 2012, 2011, and 2010 are as follows:

	For the year ended December 31,
	2012	2011	2010
Current income tax expense:
Federal	$433,823	$84,821	$290,622
State & local	(59,674)	259,797	(39,719)
Total net current income tax expense	$374,149	$344,618	$250,903
Deferred income tax expense (benefit):
Federal	$11,143	$(350,459)	$(39,639)
State & local	(736,242)	(215,474)	662,637
Total net deferred income tax expense (benefit)	$(725,099)	$(565,933)	$662,998
Total income tax expense (benefit)	$(350,950)	$(221,315)	$873,901

The Asset Manager Affiliate’s effective income tax rate was 0.4%, 0.7% and -9.1% for tax years 2012, 2011 and 2010, respectively. The difference between the Company’s reported provision for income taxes and the U.S. federal statutory rate of 35% is primarily due to tax goodwill amortization and the CLO funds having no tax consequences.

Deferred income taxes are provided for the effects of temporary differences between the tax basis of an asset or liability and its reported amount in the consolidated financial statements. These temporary differences result in taxable or deductible amounts in future years.

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NOTES TO FINANCIAL STATEMENTS

6. INCOME TAXES  – (continued)

The components of deferred income tax assets and liabilities are shown below:

	For the year ended December 31,
	2012	2011
Deferred income tax assets:
Net operating loss and tax credit carryforward	$3,690,343	$3,912,080
Restricted stock	45,529	327,886
Intangible depreciation/amortization	268,058	—
Other	61,723	21,490
Less: Valuation allowance	(2,957,205)	(3,878,108)
Total deferred tax assets	$1,108,448	$383,348
Deferred income tax liabilities:
Fixed asset and intangible depreciation/amortization	$—	$—
Total deferred tax liabilities	$—	$—
Net deferred tax assets	$1,108,448	$383,348

The ultimate realization of deferred income tax assets is dependent upon the generation of future taxable income during the periods in which the temporary differences become deductible. If it is not more likely than not that some portion or all of the gross deferred income tax assets will be realized in future years, a valuation allowance is recorded.

At December 31, 2012 the Asset Manager Affiliates had federal and state net loss carryovers of $8.5 million and $7.0 million available to offset future taxable income. At December 31, 2011, federal and state net loss carryovers were $8.7 million and $8.3 million, respectively. The net loss carryovers expire in the years 2028 to 2032. At December 31, 2012 the federal and state net operating loss carryovers made up approximately $2.9 million and $0.8 million of the deferred tax asset respectively. At the present time, the Asset Manager Affiliates believe that it is more likely than not that a portion of the deferred tax assets related to the federal net operating loss carryovers will not be recognized. Accordingly, the Asset Manager Affiliates have provided a valuation allowance against such carryovers in the amount of approximately $3.0 million.

Asset Manager Affiliates adopted Financial Accounting Standards Board ASC Topic 740 Accounting for Uncertainty in Income Taxes (“ASC 740”) as of January 1, 2009. ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The adoption of ASC 740 did not have an effect on the financial position or results of operations of the Asset Manager Affiliates as there was no liability for unrecognized tax benefits and no change to the beginning of capital of the Asset Manager Affiliates.

Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an ongoing analysis of tax laws, regulations and interpretations thereof. With a few exceptions, Asset Manager Affiliates are no longer subject to U.S. federal, state and local tax examinations by tax authorities for years prior to 2009.

7. COMMITMENTS AND CONTINGENCIES

The Asset Manager Affiliates have no direct commitments and contingencies; however, the CLO Funds have commitments to fund approximately $86,000 and $326,000 of investments as of December 31, 2012 and

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NOTES TO FINANCIAL STATEMENTS

7. COMMITMENTS AND CONTINGENCIES  – (continued)

December 2011, respectively. Rent expense was approximately $379,000, $295,459 and $341,441 for the years ended December 31, 2012, 2011 and 2010, respectively.

The following table summarizes our long-term debt.

Consolidated Variable Interest Entities Debt:	Carrying Value	Current Weighted Average Borrowing Rate	Weighted Average Remaining Maturity (In years)
CLO Debt(1)	$3,459,529,711	1.07%	7.1

(1)	Long-term debt of the VIEs is recorded at fair value. This includes the fair value of the subordinated notes issued by the VIEs. However, the subordinated notes do not have a stated interest rate and are therefore excluded from the calculation of the weighted average borrowing rate. The par value of the VIEs debt (excluding subordinated notes) was $3.4 billion and $1.8 billion as of December 31, 2012 and 2011, respectively.

The following table summarizes our minimum future lease payments as of December 31, 2012:

Contractual Obligations	2013	2014	2015	2016	2017	More than 5 years
Operating lease obligations	$342,611	$369,643	$377,898	$369,432	$369,432	$2,524,452

8. MEMBER’S EQUITY

The member interest of Asset Manager Affiliates is held solely by KCAP Financial. KCAP Financial owns 100% of Katonah Debt Advisors and 100% of Commodore Holdings, which wholly owns Trimaran Advisors.

9. OTHER EMPLOYEE COMPENSATION

Asset Manager Affiliates adopted a 401(k) plan (“401K Plan”) effective January 1, 2007 that it shares with its sole shareholder, KCAP Financial. The 401K Plan is open to all full time employees. The Plan permits an employee to defer a portion of their total annual compensation up to the Internal Revenue Service annual maximum based on age and eligibility. Katonah Debt Advisors and Trimaran Advisors make contributions to the 401K Plan of up to 2.67% of the employee’s first 74.9% of maximum eligible compensation, which fully vest at the time of contribution. For the year ended December 31, 2012, Asset Manager Affiliates made contributions to the 401K Plan of approximately $54,000. For the year ended December 31, 2011, Katonah Debt Advisors made contributions to the 401K Plan of approximately $41,000.

The Asset Manager Affiliates also adopted a deferred compensation plan (“Profit-Sharing Plan”) effective January 1, 2007. Employees are eligible for the Profit-Sharing Plan provided that they are employed and working with the Asset Manager Affiliates for at least 100 days during the year and remain employed as of the last day of the year. Employees do not make contributions to the Profit-Sharing Plan. On behalf of the employee, Asset Manager Affiliates may contribute to the Profit-Sharing Plan 1) up to 8.0% of all compensation up to the Internal Revenue Service annual maximum and 2) up to 5.7% excess contributions on any incremental amounts above the social security wage base limitation and up to the Internal Revenue Service annual maximum. Employees vest 100% in the Profit-Sharing Plan after five years of service. For the year ended December 31, 2012, The Asset Manager Affiliates made contributions of approximately $302,000 to the Profit-Sharing Plan.

Certain employees of Asset Manager Affiliates may receive restricted stock grants in the stock of Asset Manager Affiliates’ sole member, KCAP Financial. For the years ended December 31, 2012, December 31, 2011, and December 31, 2010, non-cash compensation expense of approximately $20,000, $89,000 and

ASSET MANAGER AFFILIATES

NOTES TO FINANCIAL STATEMENTS

9. OTHER EMPLOYEE COMPENSATION  – (continued)

$240,000 respectively, was expensed at Asset Manager Affiliates related to an allocated reimbursable expense for a grant of restricted stock of KCAP Financial.

10. RELATED PARTY TRANSACTION

On November 20, 2012, Trimaran Advisors entered into a senior credit agreement with KCAP Financial, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the KCAP Financial in order to provide the capital necessary to support one or more of Trimaran Advisors’ warehouse lines and/or working capital in connection with Trimaran Advisors’ warehouse activities. The Senior Credit Facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. Trimaran Advisers incurred interest expense of $185,000 related to this transaction for the year ended December 31, 2012. No amounts were outstanding under the Senior Credit Facility at December 31, 2012.

11. SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events existing in the Asset Manager Affiliates’ combined financial statements through March 18, 2013, the date the financial statements were avaliable to be issued. Management has determined that there are no material events that would require disclosure in the Asset Manager Affiliates’ financial statements other than listed below.

On February 26, 2013, Trimaran Advisors entered into a senior credit agreement with KCAP Financial, pursuant to which Trimaran Advisors may borrow from time to time up to $20 million from the KCAP Financial in order to provide the capital necessary to support one or more of Trimaran Advisors’ warehouse lines and/or working capital in connection with Trimaran Advisors’ warehouse activities. This senior credit facility expires on November 20, 2017 and bears interest at an annual rate of 9.0%. At March 15, 2013, there was $20 million outstanding under the senior credit facility.

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors and Shareholders of
KCAP Financial, Inc. (formerly, Kohlberg Capital Corporation)

We have audited the accompanying financial statements of Katonah 2007-I CLO Ltd., which comprise the statement of net assets, including the schedule of investments, as of December 31, 2012, and the related statements of operations, changes in net assets, and cash flows for the year then ended, and the related notes to the financial statements.

Management’s responsibility for the financial statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Katonah 2007-I CLO Ltd. as of December 31, 2012, and the results of its operations and its cash flows for the year then ended in accordance with accounting principles generally accepted in the United States of America.

/s/ GRANT THORNTON LLP

New York, New York
March 18, 2013

KATONAH 2007-I CLO LTD.

STATEMENT OF NET ASSETS

As of December 31, 2012
ASSETS
Investment at fair value:
Debt securities	$291,720,614
Equity securities	2,361,136
CLO equity securities	16,321,029
Total investments at fair value	310,402,779
Cash	13,018,610
Accrued interest receivable	737,624
Total assets	$324,159,013
LIABILITIES
CLO Debt at fair value	$310,470,318
Accrued interest expense	2,198,994
Payable for open trades	2,970,000
Accounts payable and accrued expenses	179,188
Due to affiliates	5,662
Total liabilities	$315,824,162
NET ASSETS
Total Net Assets	$8,334,851

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2012
Income
Interest income from investments	$12,899,200
Interest income from cash and time deposits	3,196
Other income	504,941
Total income	$13,407,337
Expenses
Interest expense	11,701,098
Management fees	809,547
Trustee fees	88,963
Professional fees	168,111
Administrative and other	99,110
Total expenses	$12,866,829
Net realized gain on investments	1,868,324
Net change in unrealized gain on investments	14,496,077
Change in unrealized loss on debt	(29,457,367)
Decrease in net assets resulting from operations	$(12,552,458)

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENT OF CHANGES IN NET ASSETS

Net Assets
Balance at January 1, 2012	$20,887,309
Decrease in net assets resulting from operations	(12,552,458)
Balance at December 31, 2012	$8,334,851

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

STATEMENT OF CASH FLOWS

Year Ended December 31, 2012
OPERATING ACTIVITIES:
Decrease in net assets resulting from operations	$(12,552,458)
Adjustments to reconcile net income to net cash provided by operating activities:
Net change in realized gain on investments	(1,868,324)
Net change in unrealized gain on investments	(14,496,077)
Change in unrealized loss on debt	29,457,367
Changes in operating assets and liabilities:
Decrease in accrued interest receivable	8,678
Decrease in accounts payable and accrued expenses	(10,994)
Decrease in payable for open trades	(1,870,440)
Increase in accrued interest expense	340,175
Purchase of investments	(101,848,974)
Proceeds from sale and redemption of investments	103,177,496
Net cash provided by operating activities	$336,449
CHANGE IN CASH	336,449
CASH, BEGINNING OF YEAR	12,682,161
CASH, END OF YEAR	$13,018,610
Supplemental Information:
Interest Paid	$11,360,923

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

SCHEDULE OF INVESTMENTS
As of December 31, 2012

Debt Securities Portfolio

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Acosta, Inc. Grocery	Term D Loan — 5.0% Cash, Due 3/18	$978,516	$978,516	$989,373
AdvancePierre Foods, Inc. Beverage, Food and Tobacco	Term Loan (First Lien) — 5.8% Cash, Due 7/17	500,000	496,250	506,250
Advantage Sales & Marketing Inc. Grocery	Term Loan (First Lien) — 5.3% Cash, Due 12/17	980,000	984,336	988,943
AES Corporation, The Utilities	Initial Term Loan — 4.3% Cash, Due 6/18	1,536,429	1,536,429	1,555,634
Alaska Communications Systems Holdings, Inc. Telecommunications	Term Loan — 5.5% Cash, Due 10/16	1,960,000	1,969,900	1,855,463
Allison Transmission, Inc. Automobile	Term B-2 Loan — 3.7% Cash, Due 8/17	984,122	950,572	991,911
Allison Transmission, Inc. Automobile	Term B-3 Loan — 4.3% Cash, Due 8/19	2,488,763	2,468,138	2,513,252
Alpha Topco Limited (Formula One) Leisure, Amusement, Motion Pictures, Entertainment	Facility B2 (USD) — 6.0% Cash, Due 4/19	3,473,794	3,446,331	3,529,461
Altegrity, Inc (f.k.a. US Investigations Services, Inc.) Diversified/Conglomerate Service	Term Loan — 3.0% Cash, Due 2/15	718,343	718,343	668,957
Aptalis Pharma, Inc. (fka Axcan Intermediate Holdings Inc.) Healthcare, Education and Childcare	Term B-2 Loan — 5.5% Cash, Due 2/17	496,250	486,250	499,560
Aramark Corporation Diversified/Conglomerate Service	LC-2 Facility — 3.5% Cash, Due 7/16	163,007	151,189	163,545
Aramark Corporation Diversified/Conglomerate Service	U.S. Term B Loan (Extending) — 3.5% Cash, Due 7/16	2,478,633	2,298,932	2,486,812
Aramark Corporation Diversified/Conglomerate Service	U.S. Term C Loan — 3.5% Cash, Due 7/16	272,850	270,420	273,750
Aramark Corporation Diversified/Conglomerate Service	LC-3 Facility — 3.5% Cash, Due 7/16	21,980	21,785	22,052
Armored AutoGroup Inc. (fka Viking Acquisition Inc.) Personal and Non Durable Consumer Products (Mfg. Only)	New Term Loan — 6.0% Cash, Due 11/16	490,000	491,859	475,604
Ascena Retail Group, Inc. Retail Stores	Tranche B Term Loan — 4.8% Cash, Due 6/18	930,833	920,833	940,142
Ashland Inc. Chemicals, Plastics and Rubber	Term B Loan — 3.8% Cash, Due 8/18	736,964	734,472	746,036
Asurion, LLC (fka Asurion Corporation) Insurance	Term Loan (First Lien) — 5.5% Cash, Due 5/18	1,000,000	1,005,000	1,011,565
Audatex North America, Inc. (CSG US Buyco and ABZ Buyco) Automobile	Extended Domestic Tranche C Term Loan — 3.3% Cash, Due 5/17	1,458,054	1,439,642	1,460,795
Aurora Diagnostics, LLC Healthcare, Education and Childcare	Tranche B Term Loan — 6.3% Cash, Due 5/16	455,556	455,769	440,750

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
AVG Technologies N.V. Electronics	Term Loan — 7.5% Cash, Due 3/16	$429,205	$409,205	$430,278
Avis Budget Car Rental, LLC Personal Transportation	Tranche C Term Loan — 4.3% Cash, Due 3/19	1,588,626	1,580,108	1,604,909
B&G Foods, Inc. Beverage, Food and Tobacco	Tranche B Term Loan (2012) — 4.0% Cash, Due 11/18	2,970,000	2,970,000	2,989,498
Berry Plastics Holding Corporation Containers, Packaging and Glass	Term C Loan — 2.2% Cash, Due 4/15	2,890,820	2,735,119	2,880,442
Biomet, Inc. Healthcare, Education and Childcare	Dollar Term B-1 Loan — 4.0% Cash, Due 7/17	2,909,015	2,867,130	2,930,833
Bresnan Broadband Holdings, LLC Broadcasting and Entertainment	Term B Loan — 4.5% Cash, Due 12/17	490,000	493,319	493,369
Brickman Group Holdings, Inc. Diversified/Conglomerate Service	Tranche B-1 Term Loan — 5.5% Cash, Due 10/16	957,571	971,431	973,131
Burger King Corporation Personal, Food and Miscellaneous Services	Tranche B Term Loan (2012) — 3.8% Cash, Due 9/19	3,690,750	3,681,500	3,716,364
Burlington Coat Factory Warehouse Corporation Retail Stores	Term B-1 Loan — 5.5% Cash, Due 2/17	2,826,250	2,796,500	2,854,513
BWay Holding Company Containers, Packaging and Glass	Initial Term Loan — 4.5% Cash, Due 8/17	1,000,000	995,000	1,009,625
Calpine Corporation Utilities	Term Loan — 4.5% Cash, Due 4/18	982,500	982,500	993,838
Calpine Corporation Utilities	Term Loan (6/2011) — 4.5% Cash, Due 4/18	2,955,000	2,932,613	2,989,101
Capital Automotive L.P. Finance	Tranche B Term Loan — 5.3% Cash, Due 3/17	1,770,021	1,751,096	1,791,411
Capsugel Holdings US, Inc. Healthcare, Education and Childcare	Initial Term Loan (New) — 4.8% Cash, Due 8/18	901,300	896,312	912,850
Caribe Media Inc. (fka Caribe Information Investments Incorporated) Printing and Publishing	Loan — 10.0% Cash, Due 11/14	342,089	342,089	337,847
CB Richard Ellis Services, Inc.(4) Buildings and Real Estate(4)	Incremental Tranche D Term Loan — 3.7% Cash, Due 9/19	3,940,000	3,920,100	3,950,264
Cedar Fair, L.P. Leisure, Amusement, Motion Pictures, Entertainment	U.S. Term-1 Loan — 4.0% Cash, Due 12/17	943,926	955,185	954,644
Celanese US Holdings LLC Chemicals, Plastics and Rubber	Dollar Term C Loan (Extended) — 3.1% Cash, Due 10/16	1,290,143	1,303,694	1,304,818
Cequel Communications, LLC Broadcasting and Entertainment	Term Loan — 4.0% Cash, Due 2/19	1,985,000	1,965,000	1,998,190
Charter Communications Operating, LLC Broadcasting and Entertainment	Term C Loan — 3.5% Cash, Due 9/16	1,520,246	1,446,375	1,530,028
Charter Communications Operating, LLC Broadcasting and Entertainment	Term D Loan — 4.0% Cash, Due 5/19	992,500	987,500	1,002,797
Chrysler Group LLC Automobile	Tranche B Term Loan — 6.0% Cash, Due 5/17	2,959,937	2,748,144	3,026,950

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
CHS/Community Health Systems, Inc. Healthcare, Education and Childcare	Extended Term Loan — 3.8% Cash, Due 1/17	$4,510,815	$4,435,896	$4,543,225
Cinemark USA, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Term Loan — 3.2% Cash, Due 12/19	1,000,000	995,000	1,002,295
Consolidated Communications, Inc. Telecommunications	Incremental Term 3 Loan — 5.3% Cash, Due 12/18	1,000,000	990,000	1,001,250
Covanta Energy Corporation Ecological	Term Loan — 4.0% Cash, Due 3/19	992,500	987,500	1,006,152
Crown Castle Operating Company(4) Buildings and Real Estate(4)	Tranche B Term Loan — 4.0% Cash, Due 1/19	2,977,481	2,962,481	2,998,934
CSC Holdings, LLC (fka CSC Holdings Inc. (Cablevision)) Broadcasting and Entertainment	Incremental B-3 Extended Term Loan — 3.4% Cash, Due 3/16	2,884,948	2,892,235	2,902,979
David's Bridal, Inc. Retail Stores	Initial Term Loan — 5.0% Cash, Due 10/19	500,000	495,000	501,980
DaVita HealthCare Partners Inc. (fka DaVita Inc.) Healthcare, Education and Childcare	Tranche B Term Loan — 4.5% Cash, Due 10/16	1,960,000	1,981,196	1,976,631
Dean Foods Company Beverage, Food and Tobacco	2017 Tranche B Term Loan (extending) — 5.5% Cash, Due 4/17	4,767,365	4,669,546	4,768,866
Del Monte Foods Company Beverage, Food and Tobacco	Initial Term Loan — 4.5% Cash, Due 3/18	2,876,278	2,880,009	2,885,712
Dex Media West LLC Printing and Publishing	New Term Loan — 7.0% Cash, Due 10/14	1,132,334	1,013,073	848,118
DineEquity, Inc. Personal, Food and Miscellaneous Services	Term B-1 Loan — 4.3% Cash, Due 10/17	294,523	294,523	297,446
Dole Food Company, Inc. Farming and Agriculture	Tranche B-2 Term Loan — 5.0% Cash, Due 7/18	344,750	342,138	345,719
Dollar General Corporation Retail Stores	Tranche B-1 Term Loan — 3.0% Cash, Due 7/14	3,987,935	3,998,722	4,019,479
Drumm Investors LLC (aka Golden Living) Healthcare, Education and Childcare	Term Loan — 5.0% Cash, Due 5/18	4,430,807	4,386,038	4,168,636
Dunkin' Brands, Inc. Personal, Food and Miscellaneous Services	Term B-2 Loan — 4.0% Cash, Due 11/17	2,188,486	2,188,486	2,209,124
Education Management LLC Healthcare, Education and Childcare	Tranche C-2 Term Loan — 4.3% Cash, Due 6/16	1,566,101	1,536,416	1,282,245
Epicor Software Corporation (fka Eagle Parent Inc.) Electronics	Term B Loan — 5.0% Cash, Due 5/18	1,970,000	1,950,100	1,983,130
Equipower Resources Holdings, LLC Utilities	Term B Advance (First Lien) — 5.5% Cash, Due 12/18	1,468,729	1,446,229	1,491,979
Essential Power, LLC Utilities	Term Loan — 5.5% Cash, Due 8/19	962,102	947,102	978,939

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Federal-Mogul Corporation Automobile	Tranche B Term Loan — 2.1% Cash, Due 12/14	$1,364,223	$1,334,928	$1,260,201
Federal-Mogul Corporation Automobile	Tranche C Term Loan — 2.1% Cash, Due 12/15	421,545	412,493	389,402
Fidelity National Information Services, Inc. Electronics	Term Loan A-2 (Extended) — 2.5% Cash, Due 7/14	860,980	877,018	863,675
Fidelity National Information Services, Inc. Electronics	Term A-3 Loan — 2.2% Cash, Due 3/17	2,887,500	2,812,500	2,890,792
First Data Corporation Finance	Non Extending B-1 Term Loan — 3.0% Cash, Due 9/14	38,807	-25,536	38,866
First Data Corporation Finance	Non Extending B-2 Term Loan — 3.0% Cash, Due 9/14	77,808	-51,147	77,927
Freescale Semiconductor, Inc. Electronics	Tranche B-1 Term Loan — 4.5% Cash, Due 12/16	2,990,221	2,982,745	2,933,616
Fresenius SE Healthcare, Education and Childcare	Tranche D1 Dollar Term Loan — 3.5% Cash, Due 9/14	613,232	619,209	615,277
Fresenius SE Healthcare, Education and Childcare	Tranche D2 Term Loan — 3.5% Cash, Due 9/14	350,294	353,708	351,462
Genpact Limited Diversified/Conglomerate Service	Term Loan — 4.3% Cash, Due 8/19	498,750	496,250	503,428
Gentiva Health Services, Inc. Healthcare, Education and Childcare	Term B1 Term Loan — 6.5% Cash, Due 8/16	3,424,646	3,424,646	3,383,550
Getty Images, Inc. Printing and Publishing	Initial Term Loan (New) — 4.8% Cash, Due 10/19	3,000,000	2,970,000	3,007,875
Graceway Pharmaceuticals, LLC(3) Healthcare, Education and Childcare	Term B Loan (First Lien) — 7.0% Cash, Due 5/12	85,266	25,183	98,908
Grifols Inc. Healthcare, Education and Childcare	New U.S. Tranche B Term Loan — 4.5% Cash, Due 6/17	982,124	972,174	992,829
Hamilton Lane Advisors, L.L.C. Finance	Loan — 6.5% Cash, Due 2/18	962,500	952,500	969,719
Harlan Laboratories, Inc. (fka Harlan Sprague Dawley, Inc.) Healthcare, Education and Childcare	Term Loan — 3.8% Cash, Due 7/14	3,308,171	2,947,381	3,000,098
Harland Clarke Holdings Corp. (fka Clarke American Corp.) Printing and Publishing	Tranche B-2 Term Loan — 5.5% Cash, Due 6/17	970,880	839,491	902,918
HCA Inc. Healthcare, Education and Childcare	Tranche B-3 Term Loan — 3.5% Cash, Due 5/18	3,000,000	2,977,855	3,011,655
HCR ManorCare, Inc. (fka HCR Healthcare, LLC) Healthcare, Education and Childcare	Initial Term Loan — 5.0% Cash, Due 4/18	491,250	486,288	466,688
Health Management Associates, Inc. Healthcare, Education and Childcare	Term B Loan — 4.5% Cash, Due 11/18	2,475,000	2,450,000	2,498,376

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Hertz Corporation, The Personal Transportation	Tranche B Term Loan — 3.8% Cash, Due 3/18	$982,500	$977,538	$987,005
Hertz Corporation, The Personal Transportation	Tranche B-1 Term Loan — 3.8% Cash, Due 3/18	2,000,000	1,990,000	2,009,580
Hillman Group, Inc., The Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Term Loan — 5.0% Cash, Due 5/17	975,015	979,787	981,923
HMSC Corporation (aka Swett and Crawford) Insurance	Term Loan (First Lien) — 2.5% Cash, Due 4/14	942,500	809,150	914,225
Huntsman International LLC Chemicals, Plastics and Rubber	Extended Term B Loan — 2.8% Cash, Due 4/17	2,290,204	2,162,053	2,297,006
Huntsman International LLC Chemicals, Plastics and Rubber	Series 2 Extended Term B Dollar Loan — 3.0% Cash, Due 4/17	848,536	836,108	851,056
Infor (US), Inc. ((fka Lawson Software Inc.) Electronics	Tranche B-2 Term Loan — 5.3% Cash, Due 4/18	2,742,502	2,761,880	2,772,614
International Architectural Products, Inc.(3) Mining, Steel, Iron and Non-Precious Metals	Term Loan — 8.8% Cash, 3.3% PIK, Due 5/15	166,935	160,054	86,806
J. Crew Group, Inc. Retail Stores	Loan — 4.5% Cash, Due 3/18	1,970,000	1,970,000	1,980,599
Jarden Corporation Personal and Non Durable Consumer Products (Mfg. Only)	Tranche B Term Loan — 3.2% Cash, Due 3/18	1,965,037	1,980,897	1,979,008
JBS USA, LLC Beverage, Food and Tobacco	Initial Term Loan — 4.3% Cash, Due 5/18	985,000	980,025	985,000
JMC Steel Group, Inc. Mining, Steel, Iron and Non-Precious Metals	Term Loan — 4.8% Cash, Due 4/17	1,484,909	1,477,409	1,500,226
Key Safety Systems, Inc. Automobile	Term Loan (First Lien) — 2.5% Cash, Due 3/14	1,821,124	1,781,130	1,806,555
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	Canadian Term Loan (First Lien) — 2.6% Cash, Due 6/14	138,659	118,807	130,339
KIK Custom Products Inc. Personal and Non Durable Consumer Products (Mfg. Only)	U.S. Term Loan (First Lien) — 2.6% Cash, Due 6/14	808,841	693,044	760,311
Kronos Incorporated Diversified/Conglomerate Service	Initial Term Loan (First Lien) — 5.5% Cash, Due 10/19	1,000,000	995,000	1,013,285
Kronos Worldwide, Inc. Chemicals, Plastics and Rubber	Initial Term Loan — 5.8% Cash, Due 6/18	1,462,500	1,440,000	1,480,781
La Paloma Generating Company, LLC Utilities	Loan (First-Lien) — 7.0% Cash, Due 8/17	1,970,000	1,870,500	1,967,538
Las Vegas Sands, LLC Hotels, Motels, Inns, and Gaming	Tranche B Term Loan (Extending) — 2.8% Cash, Due 11/16	2,685,932	2,590,015	2,695,253
Las Vegas Sands, LLC Hotels, Motels, Inns, and Gaming	Delayed Draw I Term Loan (Extending) — 2.8% Cash, Due 11/16	605,877	583,565	607,979

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Live Nation Entertainment, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Term B Loan — 4.5% Cash, Due 11/16	$486,256	$487,072	$492,335
Longview Power, LLC Utilities	2017 Term Loan — 7.3% Cash, Due 10/17	864,582	763,880	627,539
Lord & Taylor Holdings LLC (LT Propco LLC) Retail Stores	Term Loan — 5.8% Cash, Due 1/19	330,619	320,619	334,494
LPL Holdings, Inc. Finance	Initial Tranche B Term Loan — 4.0% Cash, Due 3/19	1,985,000	1,975,000	2,007,331
Mackinaw Power Holdings, LLC Utilities	Loan — 1.8% Cash, Due 6/15	1,619,048	1,560,000	1,612,976
MCC Iowa LLC (Mediacom Broadband Group) Broadcasting and Entertainment	Tranche D-1 Term Loan — 2.0% Cash, Due 1/15	971,576	933,930	968,341
McJunkin Red Man Corporation Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Term Loan — 6.3% Cash, Due 11/19	997,500	987,500	1,004,981
MetroPCS Wireless, Inc. Telecommunications	Tranche B-3 Term Loan — 4.0% Cash, Due 3/18	1,960,058	1,950,158	1,968,114
Michael Foods Group, Inc. (f/k/a M-Foods Holdings, Inc.) Beverage, Food and Tobacco	Term B Facility — 4.3% Cash, Due 2/18	351,453	357,170	354,015
Michaels Stores, Inc. Retail Stores	B-2 Term Loan — 4.8% Cash, Due 7/16	979,129	981,273	989,601
Michaels Stores, Inc. Retail Stores	B-3 Term Loan — 4.8% Cash, Due 7/16	1,653,327	1,611,787	1,671,009
MMH Media Holdings Inc. (fka MMH Partners, L.P.)(3) Printing and Publishing	Loan — 4.5% PIK, Due 7/14	233,540	474	—
Munder Capital Management Finance	Incremental Term Loan — 6.0% Cash, Due 3/15	160,784	159,134	160,784
National CineMedia, LLC Leisure, Amusement, Motion Pictures, Entertainment	Term Loan — 3.5% Cash, Due 11/19	1,000,000	992,500	1,002,500
NBTY, INC. Personal and Non Durable Consumer Products (Mfg. Only)	Term B-1 Loan — 4.3% Cash, Due 10/17	430,714	430,714	435,693
Neiman Marcus Group Inc., The Retail Stores	Term Loan — 4.8% Cash, Due 5/18	3,000,000	2,992,500	3,008,700
Novelis, Inc. Mining, Steel, Iron and Non-Precious Metals	Term Loan — 4.0% Cash, Due 3/17	1,478,731	1,491,712	1,495,182
NRG Energy, Inc. Utilities	Term Loan — 4.0% Cash, Due 7/18	985,000	982,513	997,253
Nuveen Investments, Inc. Finance	Extended First-Lien Term Loan — 5.8% Cash, Due 5/17	971,633	972,546	977,555
Nuveen Investments, Inc. Finance	Additional Extended First-Lien Term Loan — 5.8% Cash, Due 5/17	831,561	796,394	836,654
OSI Restaurant Partners, LLC Personal, Food and Miscellaneous Services	Term Loan — 4.8% Cash, Due 10/19	1,500,000	1,485,000	1,517,280

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Oxbow Carbon LLC/Oxbow Calcining LLC Mining, Steel, Iron and Non-Precious Metals	Tranche B-1 Term Loan — 3.7% Cash, Due 5/16	$522,173	$525,545	$523,282
Pantry, Inc., The Grocery	Term Loan — 5.8% Cash, Due 8/19	2,992,500	2,962,500	3,037,388
Party City Holdings Inc. Retail Stores	Term Loan — 5.8% Cash, Due 7/19	498,750	493,750	505,216
Penn National Gaming, Inc. Hotels, Motels, Inns, and Gaming	Term B Facility — 3.8% Cash, Due 7/18	1,196,978	1,196,978	1,202,496
PetCo Animal Supplies, Inc. Retail Stores	New Loan — 4.5% Cash, Due 11/17	3,449,798	3,449,798	3,481,226
Petroleum GEO-Services ASA/PGS Finance, Inc. Oil and Gas	Term Loan — 2.0% Cash, Due 6/15	1,568,444	1,548,839	1,578,443
Pharmaceutical Product Development, Inc. (Jaguar Holdings, LLC) Healthcare, Education and Childcare	Term Loan — 6.3% Cash, Due 12/18	1,485,000	1,462,500	1,511,255
Pinnacle Foods Finance LLC Beverage, Food and Tobacco	Extended Initial Term Loan — 3.7% Cash, Due 10/16	4,808,417	4,721,906	4,841,427
Plains Exploration & Production Company Oil and Gas	7-Year Term Loan — 4.0% Cash, Due 11/19	750,000	746,250	754,223
PQ Corporation (fka Niagara Acquisition, Inc.) Chemicals, Plastics and Rubber	Term Loan B — 5.3% Cash, Due 5/17	2,000,000	1,985,000	2,014,030
Progressive Waste Solutions Ltd. Ecological	Term B Loan — 3.5% Cash, Due 10/19	750,000	746,250	756,563
QCE, LLC (Quiznos) Personal, Food and Miscellaneous Services	Term Loan — 9.0% Cash, Due 1/17	804,573	713,221	634,004
R.H. Donnelley Inc. Printing and Publishing	Loan — 9.0% Cash, Due 10/14	551,081	426,761	379,695
Regal Cinemas Corporation Leisure, Amusement, Motion Pictures, Entertainment	Term Loan — 3.2% Cash, Due 8/17	490,000	490,000	493,151
Reynolds Group Holdings Inc. Containers, Packaging and Glass	U.S. Term Loan — 4.8% Cash, Due 9/18	2,149,613	2,149,613	2,177,568
RGIS Services, LLC Diversified/Conglomerate Service	Extended Initial Term Loan — 4.6% Cash, Due 10/16	2,027,202	1,953,687	2,042,406
Roundy's Supermarkets, Inc. Grocery	Tranche B Term Loan — 5.8% Cash, Due 2/19	2,977,500	2,932,500	2,808,631
Rovi Solutions Corporation/ Rovi Guides, Inc. Electronics	Tranche B-2 Loan — 4.0% Cash, Due 3/19	496,250	493,750	495,940
RPI Finance Trust Healthcare, Education and Childcare	6.75 Year Term Loan (2012) — 3.5% Cash, Due 5/18	1,963,212	1,953,262	1,982,432
Sabre Inc. Leisure, Amusement, Motion Pictures, Entertainment	Non-Extended Initial Term Loan — 2.2% Cash, Due 9/14	558,504	364,432	559,238

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
SBA Senior Finance II LLC Telecommunications	Term Loan — 3.8% Cash, Due 6/18	$985,000	$982,513	$991,260
SBA Senior Finance II LLC Telecommunications	Incremental Tranche B Term Loan — 3.8% Cash, Due 9/19	250,000	249,375	251,536
Seaworld Parks & Entertainment, Inc. (f/k/a SW Acquisitions Co., Inc.) Leisure, Amusement, Motion Pictures, Entertainment	Term B Loan — 4.0% Cash, Due 8/17	962,599	950,109	971,349
Select Medical Corporation Healthcare, Education and Childcare	Tranche B Term Loan — 5.5% Cash, Due 6/18	4,925,000	4,875,250	4,958,244
Seminole Tribe of Florida Hotels, Motels, Inns, and Gaming	Term B-1 Delay Draw Loan — 1.8% Cash, Due 3/14	445,020	435,640	446,967
Seminole Tribe of Florida Hotels, Motels, Inns, and Gaming	Term B-2 Delay Draw Loan — 1.8% Cash, Due 3/14	1,607,287	1,573,435	1,614,319
Seminole Tribe of Florida Hotels, Motels, Inns, and Gaming	Term B-3 Delay Draw Loan — 1.8% Cash, Due 3/14	582,996	566,126	585,547
Sensata Technology BV/Sensata Technology Finance Company, LLC Electronics	Term Loan — 3.8% Cash, Due 5/18	1,970,000	1,955,075	1,983,544
Serena Software, Inc. Electronics	2016 Term Loan (Extended) — 4.2% Cash, Due 3/16	2,000,000	1,992,500	2,010,000
Sinclair Television Group, Inc. Broadcasting and Entertainment	New Tranche B Term Loan — 4.0% Cash, Due 10/16	989,594	979,594	997,011
Six Flags Theme Parks, Inc. Leisure, Amusement, Motion Pictures, Entertainment	Tranche B Term Loan — 4.0% Cash, Due 12/18	1,692,406	1,713,031	1,702,526
Solvest, Ltd. (Dole) Farming and Agriculture	Tranche C-2 Term Loan — 5.0% Cash, Due 7/18	616,922	612,071	618,656
Sorenson Communications, Inc. Electronics	Tranche C Term Loan — 6.0% Cash, Due 8/13	4,246,700	4,051,840	4,179,687
Spirit Aerosystems, Inc. (fka Mid-Western Aircraft Systems,Inc and Onex Wind Finance LP.) Aerospace and Defense	Term B Loan — 3.8% Cash, Due 4/19	2,481,250	2,468,750	2,501,410
SRAM, LLC Leisure, Amusement, Motion Pictures, Entertainment	Term Loan (First Lien) — 4.8% Cash, Due 6/18	885,868	880,996	888,082
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc. Electronics	Funded Term B-1 Loan — 5.0% Cash, Due 6/19	827,276	818,214	840,202
SS&C Technologies, Inc., /Sunshine Acquisition II, Inc. Electronics	Funded Term B-2 Loan — 5.0% Cash, Due 6/19	85,580	84,643	86,917
Sun Products Corporation., The (fka Huish Detergents Inc.) Personal and Non Durable Consumer Products (Mfg. Only)	Tranche B Term Loan (First Lien) — 2.2% Cash, Due 4/14	2,390,202	2,291,311	2,345,385

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
SunCoke Energy, Inc. Mining, Steel, Iron and Non-Precious Metals	Tranche B Term Loan — 4.0% Cash, Due 7/18	$246,868	$241,880	$247,485
SunGard Data Systems Inc (Solar Capital Corp.) Electronics	Tranche C Term Loan — 4.0% Cash, Due 2/17	2,720,982	2,662,533	2,740,519
Telesat Canada Telecommunications	U.S. Term B Loan — 4.3% Cash, Due 3/19	995,000	990,000	1,004,701
TPF Generation Holdings, LLC Utilities	Synthetic LC Deposit (First Lien) — 2.3% Cash, Due 12/13	193,223	184,748	193,706
TransDigm Inc. Aerospace and Defense	Tranche B-1 Term Loan — 4.0% Cash, Due 2/17	1,964,925	1,964,925	1,979,219
Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L) Chemicals, Plastics and Rubber	Term Loan — 8.0% Cash, Due 8/17	1,756,662	1,589,631	1,717,418
Tronox Pigments (Netherlands) B. V. Chemicals, Plastics and Rubber	Closing Date Term Loan — 4.3% Cash, Due 2/18	1,563,571	1,538,036	1,582,147
Tronox Pigments (Netherlands) B. V. Chemicals, Plastics and Rubber	Delayed Draw Term Loan — 4.3% Cash, Due 2/18	426,429	419,464	431,495
Tube City IMS Corporation Mining, Steel, Iron and Non-Precious Metals	Term Loan — 5.8% Cash, Due 3/19	3,970,000	3,930,000	4,018,394
TW Telecom Holdings Inc. (fka Time Warner Telecom Holdings Inc.) Telecommunications	Term Loan B-2 — 3.5% Cash, Due 12/16	2,426,572	2,433,721	2,444,262
TWCC Holding Corp. Broadcasting and Entertainment	Term Loan — 4.3% Cash, Due 2/17	3,325,061	3,325,061	3,366,624
United Air Lines, Inc. Personal Transportation	Tranche B Loan — 2.3% Cash, Due 2/14	2,445,033	2,435,726	2,447,588
Univar Inc. Chemicals, Plastics and Rubber	Term B Loan — 5.0% Cash, Due 6/17	3,190,103	3,197,161	3,185,573
Universal Health Services, Inc. Healthcare, Education and Childcare	Tranche B Term Loan 2011 — 3.8% Cash, Due 11/16	466,188	480,581	469,880
Univision Communications Inc. Broadcasting and Entertainment	Extended First-Lien Term Loan — 4.5% Cash, Due 3/17	3,331,956	3,248,600	3,283,543
Valleycrest Companies LLC (VCC Holdco II Inc.) Diversified/Conglomerate Service	Tranche A Extended Term Loan — 8.0% Cash, Due 10/16	1,797,220	1,760,625	1,792,727
Vantiv, LLC (fka Fifth Third Processing Solutions, LLC) Electronics	Tranche B Term Loan — 3.8% Cash, Due 3/19	992,500	987,500	994,361
Vertafore, Inc. Electronics	Term Loan (First Lien) — 5.3% Cash, Due 7/16	980,009	980,009	990,221
Walter Energy, Inc. (f/k/a Walter Industries, Inc.) Mining, Steel, Iron and Non-Precious Metals	B Term Loan — 5.8% Cash, Due 4/18	2,499,441	2,480,121	2,519,749
Warner Chilcott Company, LLC Healthcare, Education and Childcare	Term B-2 Loan — 4.3% Cash, Due 3/18	191,353	191,353	193,367

See accompanying notes to the financial statements.

Portfolio Company/Principal Business	Investment Interest Rate(1)/Maturity	Principal	Cost	Value
Warner Chilcott Corporation Healthcare, Education and Childcare	Term B-1 Loan — 4.3% Cash, Due 3/18	$382,706	$382,706	$386,734
Warner Chilcott Corporation Healthcare, Education and Childcare	Additional Term B-1 Loan — 4.3% Cash, Due 3/18	145,341	145,341	146,870
WC Luxco S.A.R.L. (Warner Chilcott) Healthcare, Education and Childcare	Term B-3 Loan — 4.3% Cash, Due 3/18	263,110	263,110	265,879
Weight Watchers International, Inc. Beverage, Food and Tobacco	Term F Loan — 4.0% Cash, Due 3/19	992,500	982,500	1,001,517
Wendy's International, Inc Personal, Food and Miscellaneous Services	Term Loan — 4.8% Cash, Due 5/19	1,995,000	1,975,000	2,019,938
WESCO Distribution, Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Tranche B-1 Loan — 4.5% Cash, Due 12/19	1,000,000	990,000	1,007,085
West Corporation Diversified/Conglomerate Service	Term B-4 Loan — 5.5% Cash, Due 7/16	1,529,677	1,537,167	1,554,855
West Corporation Diversified/Conglomerate Service	Term B-5 Loan — 5.5% Cash, Due 7/16	537,653	541,605	546,503
WireCo WorldGroup Inc. Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Term Loan — 6.0% Cash, Due 2/17	1,995,000	1,975,000	2,039,888
WMG Acquisitions Corp. Leisure, Amusement, Motion Pictures, Entertainment	Initial Term Loan — 5.3% Cash, Due 11/18	500,000	495,000	507,033
Wolverine World Wide, Inc. Textiles and Leather	Tranche B Term Loan — 4.0% Cash, Due 7/19	694,687	687,187	701,200
Yankee Candle Company, Inc., The Retail Stores	Initial Term Loan — 5.3% Cash, Due 4/19	3,610,345	3,570,345	3,653,795
Total Investment in Debt Securities		$292,826,736	$287,576,751	$291,720,614

Equity Securities Portfolio

Portfolio Company/Principal Business	Equity Investment	Shares	Cost	Value
MMH Media Holdings Inc. (fka MMH Partners, L.P.)(2) Healthcare, Education and Childcare	Common Stock	5,120	$—	$—
International Architectural Products, Inc.(2) Mining, Steel, Iron and Non-Precious Metals	Common Stock	823	—	329
Metro-Goldwyn-Mayer Inc.(2) Leisure, Amusement, Motion Pictures, Entertainment	Class A Common Stock	53,069	—	2,023,256
Caribe Media Inc. (fka Caribe Information Investments Incorporated)(2) Printing and Publishing	Common Stock	877	—	337,551
Total Investment in Equity Securities			$—	$2,361,136

See accompanying notes to the financial statements.

CLO Securities Portfolio

Portfolio Company	CLO Investment	Principal	Cost	Value
APID 2007-5A(1) CLO Fund Security	Floating – 04/2021 – D-03761XAG5	$1,000,000	$655,266	$805,881
HLCNL 2007-2A(1) CLO Fund Security	Floating – 04/2021 – D-40537AAA3	3,000,000	1,973,011	2,443,465
MACCL 2007-1A(1) CLO Fund Security	Floating – 07/2023 – B1L-55265AAL5	2,000,000	1,374,001	1,590,684
MDPK 2007-4A(1) CLO Fund Security	Floating – 03/2021 – D-55817UAF7	2,000,000	1,329,842	1,666,354
NAVIG 2007-2A (1) CLO Fund Security	Floating – 04/2021 – D-63937HAD0	3,000,000	2,062,998	2,464,196
TRAL 2007-1A(1) CLO Fund Security	Floating – 04/2022 – C-89288BAG6	3,000,000	2,023,956	2,396,299
TRAL 2007-1A(1) CLO Fund Security	Floating – 04/2022 – D-89288AAA1	1,000,000	666,854	830,523
ROSED I-A(1) CLO Fund Security	Floating – 07/2021 – B-77732WAE2	2,000,000	1,553,529	1,807,738
GALXY 2006-6X(1) CLO Fund Security	Floating – 06/2018 – B-USG25803AC46	1,500,000	1,241,003	1,398,266
GOLDK 2007-2A(1) CLO Fund Security	Floating – 04/2019 – B-381096AB2	1,000,000	812,174	917,623
Total Investment in CLO Fund Securities		$19,500,000	$13,692,634	$16,321,029
Total Investments		$312,326,736	$301,269,385	$310,402,779

(1)	Investment in a Collateralized Loan Obligation Fund.
(2)	Equity investment in common stock.
(3)	Loan on non-accrual status.
(4)	Buildings and real estate relate to real estate ownership, builders, managers and developers and excludes mortgage debt investments and mortgage lenders or originators.

See accompanying notes to the financial statements.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Katonah 2007-I CLO LTD. (the “Fund”) is an exempted company incorporated in November 15, 2006 with limited liability under the laws of the Cayman Islands for the sole purpose of investing in broadly syndicated loans, high-yield bonds and other credit instruments. The Fund is what is commonly known as a collateralized loan obligation fund (“CLO Fund”).

A CLO Fund generally refers to a special purpose vehicle that owns a portfolio of investments and issues various tranches of debt and subordinated note securities to finance the purchase of those investments. Investments purchased by a CLO Fund are governed by extensive investment guidelines, including limits on exposure to any single industry or issuer and limits on the ratings of the CLO Fund’s assets. A CLO Fund has a defined investment period during which it is allowed to make investments or reinvest capital as it becomes available.

A CLO Fund typically issues multiple tranches of debt and subordinated note securities with varying ratings and levels of subordination to finance the purchase of their underlying investments. Interest and principal payments (net of designated CLO Fund expenses) from the CLO Fund are paid to each issued security in accordance with an agreed upon priority of payments, commonly referred to as the “waterfall.” The most senior notes, generally rated AAA/Aaa, commonly represent the majority of the total liabilities of the CLO Fund. AAA/Aaa notes are issued at a specified spread over LIBOR and normally have the first claim on the earnings on the CLO Fund’s investments after payment of certain fees and expenses. Lower subordinated “mezzanine” tranches of rated notes generally have ratings ranging from AA/Aa to BB/Ba and are usually issued at a specified spread over LIBOR with higher spreads paid on the tranches with lower ratings. Each tranche is typically only entitled to a share of the earnings on the CLO Fund’s investments if the required interest and principal payments have been made on the more senior tranches in the waterfall. The most junior tranche can take the form of either subordinated notes or preferred shares. The subordinated notes or preferred shares generally do not have a stated coupon but are entitled to residual cash flows from the CLO Fund’s investments after all of the other tranches of notes and certain other fees and expenses are paid.

On January 23, 2008, the Fund issued $323.9 million of notes or debt securities, consisting of the Class A-1L Floating Rate Notes, the Class A-2L Floating Rate Notes, the Class A-3L Floating Rate Notes, the Class B-1L Floating Rate Notes, the Class B-2L Floating Rate Notes (the “Class B-2L Notes”) and the preferred shares. The notes were issued pursuant to an indenture, dated January 23, 2008 (the “Indenture”), with U.S. Bank National Association servicing as the trustee thereunder. KCAP Financial, Inc. (“KCAP Financial”) owns all of the preferred shares and Class B-2L Notes of Katonah 2007-I CLO LTD. The Fund’s defined investment period ends on April 22, 2014. Following the defined investment period, proceeds from principal payments in the investment portfolio of the Fund will be used to pay down its outstanding notes, starting with Class A notes.

Pursuant to a collateral management agreement (the “Collateral Management Agreement”), Katonah Debt Advisors, L.L.C. (the “Manager”), which is a wholly-owned portfolio company of KCAP Financial, provides investment management services to the Fund, and makes day-to-day investment decisions concerning the assets of the Fund. The Manager also performs certain administrative services on behalf of the Fund under the Collateral Management Agreement. The Manager is a registered investment adviser under the Investment Advisers Act of 1940.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). In the opinion of the Manager’s management, the financial statements of the Fund reflect all adjustments, consisting of normal recurring accruals, which are necessary for the fair presentation of the financial condition and results of operations for the periods presented. Furthermore, the preparation of the financial statements requires management to make significant estimates and assumptions including the fair value of investments that do not have a readily available market value. Actual results could differ from those estimates, and the differences could be material.

All of the investments held and notes issued by the Fund are presented at fair value on the Fund’s Statement of Net Assets.

Fair Value Option.  The fund has elected the fair value option under ASC Topic 825-10-25 to measure its assets and liabilities and to achieve operational simplification.

Investments of the Fund at Fair Value.  Investment transactions are recorded on the applicable trade date. Realized gains or losses are determined using the specific identification method. Investments held by the Fund are stated at fair value. ASC 820-10, Fair Value Measurements and Disclosures (“ASC 820-10”), requires among other things, disclosures about assets and liabilities that are measured and reported at fair value.

Hierarchy of Fair Value Inputs.  The provisions of ASC 820-10 establish a hierarchy that prioritizes inputs to valuation techniques used to measure fair value and require companies to disclose the fair value of their financial instruments according to the fair value hierarchy (i.e., Level 1, 2 and 3 inputs, as defined). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. Additionally, companies are required to provide additional disclosure regarding instruments in the Level 3 category (which have inputs to the valuation techniques that are unobservable and require significant management judgment), including a reconciliation of the beginning and ending balances separately for each major category of assets and liabilities.

Assets and liabilities measured and reported at fair value are classified and disclosed in one of the following categories:

Level 1 Inputs:

Quoted prices (unadjusted) in active markets for identical assets or liabilities at the reporting date.

•	Level 1 assets may include listed mutual funds (including those accounted for under the equity method of accounting as these mutual funds are investment companies, that have publicly available net asset values which in accordance with GAAP are calculated under fair value measures and are equal to the earnings of such funds), ETFs, equities and certain derivatives.
Level 2 Inputs:

Quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; quotes from pricing services or brokers, for which the Manager can determine that orderly transactions took place at the quoted price or that the inputs used to arrive at the price were observable; and inputs other than quoted prices that are observable, such as models or other valuation methodologies.

•	Level 2 assets in this category may include debt securities, bank loans, short-term floating rate notes and asset-backed securities, restricted public securities valued at a discount, as well as over the counter derivatives, including interest and inflation rate swaps and foreign currency exchange contracts that have inputs to the valuations that generally can be corroborated by observable market data.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Level 3 Inputs:

Unobservable inputs for the valuation of the asset or liability, which may include non-binding broker quotes. Level 3 assets include investments for which there is little, if any, market activity. These inputs require significant management judgment or estimation.

•	Level 3 assets in this category may include general and limited partnership interests in private equity funds, funds of private equity funds, real estate funds, hedge funds, and funds of hedge funds, direct private equity investments held within consolidated funds, bank loans, bonds issued by CLO Funds and certain held for sale real estate disposal assets.
•	Level 3 liabilities included in this category include borrowings of consolidated collateralized loan obligations valued based upon non-binding broker quotes or discounted cash flow model based on a discount margin calculation.
Significance of Inputs:

The Manager’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the financial instrument.

Valuation of Portfolio Investments.  Debt and equity securities for which market quotations are readily available are generally valued at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available are valued based on detailed analyses prepared by management, and, in certain circumstances, may utilize third parties with valuation expertise. The Manager follows the provisions of ASC 820-10 with respect to preparing the Fund’s financial statements. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about assets and liabilities measured at fair value. ASC 820-10 defines “fair value” as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Subsequent to the adoption of ASC 820-10, the FASB has issued various staff positions clarifying the initial standard as noted below.

In January 2010, the FASB issued guidance that clarifies and requires new disclosures about fair value measurements. The clarifications and requirement to disclose the amounts and reasons for significant transfers between Level 1 and Level 2, as well as significant transfers in and out of Level 3 of the fair value hierarchy, were adopted by the Fund in 2010.

Fair Value Measurements and Disclosures requires the disclosure of the inputs and valuation techniques used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period.

The Manager’s valuation methodology and procedures for investments held by the Fund are generally as follows:

Debt Securities:

1.	For any asset which is also held by KCAP Financial on the applicable date, the KCAP Financial fair value mark as of such applicable date is used.
2.	Fair value for all assets which a Fund has committed to purchase but yet to settle will be the most recent mark produced by Markit (or other third party pricing service, as may be available). If the asset has not received a mark from Markit, the purchase price is deemed to be the fair value.
3.	For performing loan and bond assets, the fair value is determined in accordance with the following procedure. First, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of applicable date, then the most recent Markit mark will be the fair value. Next, if the most recent Markit mark is aged beyond one month but less than one year, then

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

the fair value will be the lower of the most recent Markit mark and the average price on the applicable rating bucket on the CSFB Loan Index produced on the date closest to the applicable date. Lastly, if the asset has not received a Markit mark within the last year, the fair value will be produced by haircutting (in percentage terms) the mark on the applicable rating bucket of the CSFB Loan Index produced on the date closest to the applicable date by said CSFB Loan Index value.
4.	For loan and bond assets in payment default, the fair value is determined in accordance with the following procedure. First, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of applicable date, then the most recent Markit mark will be the fair value. Next, if the most recent Markit mark is aged beyond one month but less than one year, then the fair value will be the lower of most recent Markit mark and the average price on the Distressed/Defaulted bucket of the CSFB Distressed Loan Index produced on the date closet to the applicable date. Lastly, if the asset has not received a Markit mark within the last year, the fair value will be deemed to be zero.

For Equity Securities:

1.	For equity assets the fair value is determined in accordance with the following procedure. First, if the asset is a publicly-traded equity, the fair value will be based upon the closing price per share as of the applicable date. Next, if the asset was marked by Markit (or other third party pricing service, as may be available) within one month of the applicable date, then the Fair value will be based on the most recent Markit price per share. Lastly, if the asset was most recently marked by Markit is aged beyond one month, or has never been marked by Markit, the fair value will be deemed to be zero.

CLO Equity Securities:

1.	For any asset which is also held by KCAP Financial on the applicable date, the KCAP Financial fair value mark as of such applicable date is used.
2.	Fair value for all assets which a Fund has committed to purchase but yet to settle will be deemed to be the purchase price.
3.	For performing assets, a Present Value is determined in accordance with the following procedure. First, the Manager amalgamates Discount Margin (DM) data from the most recent reports published by the CLO Research and Secondary Trading desks of sell side broker dealers. The DM data is averaged across each original rating bucket of the CLO capital structure. For each asset, future cash flows are produced based upon the three month LIBO rate as of the applicable date and the contractually mandated spread each asset is required to pay in a no-loss scenario. The present value of the future cash flows is then calculated by using a discount rate equal to the applicable DM for the asset’s original rating bucket plus the three month LIBO rate as of the applicable date.
4.	Next, the Manager inquires with the sell-side institution from which it purchased each assets to provide indicative pricing as if the applicable date. The fair value is determined by an equal weight average of the Present Value determined from the cash flow model and the indicative price provided by the sell side broker dealer from which the asset was purchased. In the event there is no indicative price produced by a sell side broker dealer, then the Fair Value will be the Present Value determined from the cash flow model.
5.	If the bond is a non-performing bond, it will be necessary to use a more detailed cash flow model. Such a model may be one that is commercially available (e.g. Intex) or one that is a spreadsheet-based CLO cash flow model which has been set up to replicate the deal in question is used with specific prepayment, default, and severity inputs as appropriate to the bond in question.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Debt Securities.  Most of the Fund’s investment portfolio is composed of broadly syndicated debt securities for which an independent pricing service quote is available. To the extent that the investments are exchange traded and are priced or have sufficient price indications from normal course trading at or around the valuation date (financial reporting date), such pricing will determine fair value. Pricing service marks from third party pricing services may be used as an indication of fair value, depending on the volume and reliability of the marks, sufficient and reasonable correlation of bid and ask quotes, and, most importantly, the level of actual trading activity.

CLO Fund Securities.  The Fund may selectively invest in securities issued by CLO Funds managed by other asset management companies. For bond rated tranches of CLO Funds (those above the junior class) without transactions to support a fair value for the specific CLO Fund and tranche, fair value is based on discounting estimated bond payments at current market yields, which may reflect the adjusted yield on the leveraged loan index for similarly rated tranches, as well as prices for similar tranches for other CLO Funds and also other factors such as the default and recovery rates of underlying assets in the CLO Fund, as may be applicable. Such model assumptions may vary and incorporate adjustments for risk premiums and CLO Fund specific attributes. Such adjustments require judgment and may be material to the calculation of fair value.

Cash.  Cash is defined as demand deposits. The Fund holds its cash with financial institutions and, at times, cash held in checking accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Debt at Fair Value.  The Fund has issued rated and unrated bonds to finance its operations. Debt is presented at fair value.

Equity Securities.  From time to time, the Fund may receive equity securities that are received in exchange with a default or restructuring of Collateral Obligations.

Interest Income.  Interest income is recorded on the accrual basis on interest-bearing assets. The Fund generally places a loan or security on non-accrual status and ceases recognizing cash interest income on such loan or security when a loan or security becomes 90 days or more past due or if Manager otherwise does not expect the debtor to be able to service its debt obligations. Non-accrual loans represented 0.06% of investments at fair value as of December 31, 2012. The aggregate unpaid principal value of loans past due as of December 31, 2012 was approximately $486,000 and the difference between fair value and the unpaid principal balance was approximately $300,000.

Management Fees.  The Fund is externally managed by the Manager pursuant to the Collateral Management Agreement. As compensation for the performance of its obligations under the Collateral Management Agreement, the Manager is entitled to receive from the Fund a senior collateral management fee (the “Senior Collateral Management Fee”), a subordinated collateral management fee (the “Subordinated Collateral Management Fee”) and an incentive collateral management fee (the “Incentive Collateral Management Fee”). The Senior Collateral Management Fee is payable in arrears quarterly (subject to availability of funds and to the satisfaction of payment obligations on the debt obligations of the Fund (the “Priority of Payments”) in an amount equal to 0.10% per annum of the aggregate principal amount of the Fund’s investments. The Subordinated Collateral Management Fee is payable in arrears quarterly (subject to availability of funds and to the Priority of Payments) in an amount equal to 0.15% per annum of the aggregate principal amount of the Fund’s investments. The Incentive Collateral Management Fee equals 20% of the amount of interest and principal payments remaining available for distribution to the holders of the Fund’s preferred shares under the Priority of Payments at which the Incentive Collateral Management Fee may be paid.

Interest Expenses.  The Fund has issued rated and unrated bonds to finance its operations. Interest on debt is calculated by the third party trustee of the Fund. Interest is accrued and generally paid quarterly.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

2. SIGNIFICANT ACCOUNTING POLICIES  – (continued)

Trustee Fees.  The Fund has a third party trustee that is the custodian for all investments of the Fund and receives and disburses all cash in accordance to the trustee and custodial agreements. Trustee fees are accrued and paid quarterly by the Fund.

Income Taxes.  The Fund is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Accounting Policies Adopted in the Year Ended December 31, 2012

Improved Disclosures Regarding Fair Value Measurements.

In May 2011, the FASB issued FASB Accounting Standards Update (“ASU”) 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and IFRS. The amendments in this ASU generally represent clarifications of Topic 820, but also include some instances where a particular principle or requirement for measuring fair value or disclosing information about fair value measurements has changed. This ASU results in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and IFRS. The amendments in this ASU are to be applied prospectively and are effective during interim and annual periods beginning after December 15, 2011. Management currently believes that the adoption of this ASU will not have a material impact on the Fund’s net assets, operating results or cash flows.

3. FAIR VALUE MEASUREMENTS

Investments

The investments held by the Fund are primarily invested in senior secured bank loans (typically syndicated by banks), bonds, and equity securities. Bank loan investments, which comprise the majority of the Fund’s portfolio, are senior secured corporate loans from a variety of industries, including but not limited to the aerospace and defense, broadcasting, technology, utilities, household products, healthcare, oil and gas, and finance industries. The investments mature at various dates between 2013 and 2023, pay interest at Libor or Prime plus a spread of up to 8.5%, and typically range in credit rating categories from BBB down to unrated. At December 31, 2012, less than 0.06% of the Fund’s assets are in default as of December 31, 2012. The Fund’s investments are valued based on price quotations provided by an independent third-party pricing source which are indicative of traded prices and/or dealer price quotations. In the event that a third-party pricing source is unable to price an investment, other relevant factors, data and information are considered, including: i) information relating to the market for the investment, including price quotations for and trading in the investment and interest in similar investments and the market environment and investor attitudes towards the investment and interests in similar investments; ii) the characteristics of and fundamental analytical data relating to the investment, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate, the terms and conditions of the loan and any related agreements, and the position of the loan in the issuer’s debt structure; iii) the nature, adequacy and value of the senior secured corporate loan’s collateral, including the CLO’s rights, remedies and interests with respect to the collateral; iv) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the business, cash flows, capital structure and future prospects; v) the reputation and financial condition of the agent and any intermediate participants in the senior secured corporate loan; and vi) general economic and market conditions affecting the fair value of the senior secured corporate loan.

Debt

The debt issued by the Fund has a stated maturity date of April 23, 2022. The Fund’s debt was issued in various tranches with different risk profiles and ratings. The interest rates are variable rates based on Libor plus a pre-defined spread, which varies from 0.85% for the more senior tranches to 5% for the more subordinated tranches. The debt issued by the Fund is recorded at fair value using an income approach, driven

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS  – (continued)

by cash flows expected to be received from the portfolio collateral assets. Fair value is determined using current information, notably market yields and projected cash flows of collateral assets based on forecasted default and recovery rates that a market participant would use in determining the current fair value of the liabilities, taking into account the overall credit quality of the issuers and the Manager’s past experience in managing similar securities. Market yields, default rates and recovery rates used in the Manager’s estimate of fair value vary based on the nature of the investments in the underlying collateral pools. In periods of rising market yields, default rates and lower debt recovery rates, the fair value, and therefore the carrying value, of the liabilities may be adversely affected. Once the undiscounted cash flows of the collateral assets have been determined, the Manager applies appropriate discount rates that a market participant would use to determine the discounted cash flow valuation of the notes.

The carrying value of investments held and debt issued by the Fund is also their fair value. The following table presents the fair value hierarchy levels of investments held and debt issued by the Fund, which are measured at fair value as of December 31, 2012:

	December 31, 2012
($ in millions)	Fair Value	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets:
Investments		—	—	310,402,779
Liabilities:
Debt		—	—	310,470,318

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 assets using significant unobservable inputs:

For the year ended December 31, 2012
Beginning balance	$295,366,900
Transfers to Level 3	—
Transfers from Level 3	—
Purchase of investments	99,934,361
Proceeds from sale and redemption of investments	(101,592,892)
Net realized gains/(losses)	1,868,324
Net Change in unrealized gains/(losses)	14,496,077
Ending balance	310,402,779
Changes in unrealized appreciation (depreciation) included in earnings related to investments still held at reporting date	$12,041,723

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS  – (continued)

As of December 31, 2012, the Manager’s Level 3 portfolio investments had the following valuation techniques and significant inputs:

Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
Debt Securities	$37,976,409	Market Comparables	Market Yield (%)	5.4% - 21.8%
	$253,744,207	Market Quote	EBITDA Multiples (x)	3.7x - 8.8x
			Weighted Average Cost of Capital (%)	10.7% - 12.0%
			Third-Party Bid-Ask Mid	45 - 116
Equity Securities	$337,880	Market Comparables	Average EBITDA Multiple (x)	3.7x - 7.1x
			Weighted Avg Cost of Capital (%)	9.6% - 14.8%
	$2,023,256	Market Quote	Third-Party Bid	38.125
CLO Fund Securities	$16,321,028	Discounted Cash Flow	Discount Rate	2.36% - 7.52%

The following table shows a reconciliation of the beginning and ending fair value measurements for Level 3 liabilities using significant unobservable inputs:

For the year ended December 31, 2012
Beginning balance	$281,012,951
Prepayments, amortization, net	—
Unrealized appreciation/(depreciation)	29,457,367
Ending balance	310,470,318
Changes in unrealized appreciation (depreciation) included in earnings related to liabilities still held at reporting date	$29,457,367

As of December 31, 2012, the Manager’s Level 3 liabilities had the following valuation technique and significant inputs:

Asset Type	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs
CLO Debt	$310,470,318	Discounted Cash Flow	Discount Rate	1.6% - 7.52%

Transfers between levels, if any, are recognized at the beginning of the quarter in which the transfers occur. ASC 820-10 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. In accordance with ASC 820-10, these inputs are summarized in the three broad levels listed below.

•	Level 1 — Valuations based on quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
•	Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
•	Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The Fund’s debt is presented at fair value with the difference between principal and fair value recorded as unrealized gain/loss. The par amount of the Fund’s debt is approximately $324 million as of December 31, 2012.

The Manager has determined that, although the junior tranches have certain characteristics of equity, they should be accounted for and disclosed as debt on the Fund’s Statement of Net Assets, as the preferred shares

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

3. FAIR VALUE MEASUREMENTS  – (continued)

have a stated maturity indicating a date for which they are mandatorily redeemable. The preference shares are also classified as debt, as they are mandatorily redeemable upon liquidation or termination of the Fund.

4. INCOME TAXES

Under the current laws, the Fund is not subject to net income taxation in the United States or the Cayman Islands. Accordingly, no provision for income taxes has been made in the accompanying financial statements.

Pursuant to ASC Topic 740, Accounting for Uncertainty in Income Taxes, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) relating to accounting for uncertainty in income taxes which clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position must meet before being recognized in the financial statements and applies to all open tax years as of the effective date. As of December 31, 2012, there was no impact to the financial statements as a result of the Fund’s accounting for uncertainty in income taxes. The Fund does not have any unrecognized tax benefits or liabilities for the year ended December 31, 2012. Also, the Fund recognizes interest and, if applicable, penalties for any uncertain tax positions, as a component of income tax expense. No interest or penalty expense was recorded by the Fund for the year ended December 31, 2012.

5. CLO DEBT

On January 23, 2008, the Fund issued $323.9 million of notes or debt securities, consisting of the Class A-1L Floating Rate Notes, the Class A-2L Floating Rate Notes, the Class A-3L Floating Rate Notes, the Class B-1L Floating Rate Notes, the Class B-2L Floating Rate Notes and the preferred shares. The notes were issued pursuant to the Indenture.

The table below sets forth certain information for each outstanding class of debt securities issued pursuant to the Indenture.

Title of Debt Security	Principal Amount	Amount Outstanding	Interest Rate	Maturity	Fair Value
Class A-1L Floating Rate Notes	$227,000,000	$227,000,000	LIBOR + 0.85%	April 23, 2022	$220,534,157
Class A-2L Floating Rate Notes	$26,000,000	$26,000,000	LIBOR + 1.50%	April 23, 2022	$24,938,862
Class A-3L Floating Rate Notes	$18,000,000	$18,000,000	LIBOR + 2.00%	April 23, 2022	$16,274,901
Class B-1L Floating Rate Notes	$11,000,000	$11,000,000	LIBOR + 3.00%	April 23, 2022	$9,490,512
Class B-2L Floating Rate Notes	$10,500,000	$10,500,000	LIBOR + 5.00%	April 23, 2022	$9,140,000
Preferred Shares	$31,411,734	$31,411,734	N/A	April 23, 2022	$30,091,886
Total Debt	$323,911,734	$323,911,734			$310,470,318

Under certain conditions, the secured notes shall be redeemable in whole but not in part by the Fund on any payment date at the written direction of, or with the written consent of, a majority of the preferred shares. KCAP Financial, Inc. Owns 100% of the Preferred Shares. At December 31, 2012, the fund is in compliance with all of its debt covenants.

KATONAH 2007-I CLO LTD.

NOTES TO FINANCIAL STATEMENTS

6. COMMITMENTS AND CONTINGENCIES

The Fund has no commitments to fund investments as of December 31, 2012.

7. CAPITALIZATION

The authorized share capital of the Fund is $32,250, consisting of 250 ordinary shares of $1.00 par value, each of which are issued and fully paid, and 32,000,000 preferred shares, 31,411,736 of which are issued and fully paid. The ordinary shares that have been issued are held by Maples Finance Limited, a licensed trust company incorporated in the Cayman Islands, as the trustee pursuant to the terms of a charitable trust. The preferred shares that have been issued by the Fund are owned by KCAP Financial. The preferred shares are classified as debt in the Fund’s financial statements, as they are mandatorily redeemable upon liquidation or termination of the Fund.

8. SUBSEQUENT EVENTS

The Manager has evaluated events or transactions that have occurred since December 31, 2012 through March 18, 2013 the date the financial statements were available for issuance. The Manager has determined that there are no material events that would require the disclosure in the financial statements.

Prospectus

May 23, 2013

PART C — OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1. Financial Statements

The following financial statements of KCAP Financial, Inc. (the “Company” or “Registrant”) and the Asset Manager Affiliates are included in this registration statement:

Index to Financial Statements	F-1

2. Exhibits

Exhibit Number	Description
a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”).(1)
b	Form of Bylaws of the Company, as amended and restated effective February 29, 2012.(2)
d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.(3)
d.2	Form of Base Indenture between the Company and U.S. Bank National Association relating to the 7.375% Unsecured Notes Due 2019(20)
d.3	Statement of Eligibility of Trustee on Form T-1***
d.4	Form of First Supplemental Indenture between the Company and U.S. Bank National Association relating to the 7.375% Notes Due 2019(21)
d.5	Form of Note (Filed as Exhibit A to Form of First Supplemental Indenture referred to in Exhibit d.4).
e	Form of Dividend Reinvestment Plan.(4)
h.1	Form of Underwriting Agreement.**
i.1	Amended and Restated 2006 Equity Incentive Plan.(5)
i.2	Form of Company Non-Qualified Stock Option Certificate.(3)
i.3	Form of Restricted Stock Award Agreement.(6)
i.4	Amended and Restated Non-Employee Director Plan.(7)
j	Custodian Agreement by and among the Company and U.S. Bank National Association.(8)
k.1	Form of Overhead Allocation Agreement between the Company and Katonah Debt Advisors, LLC.(9)
k.2	Form of Employment Agreement between the Company and Dayl W. Pearson(20)
k.3	Form of Employment Agreement between the Company and Edward U. Gilpin.(10)
k.4	Form of Employment Agreement between the Company and R. Jon Corless.(20)
k.5	Form of Employment Agreement between Katonah Debt Advisors and E.A. Kratzman.(20)
k.6	Form of Employment Agreement between Katonah Debt Advisors and Daniel P. Gilligan.(20)
k.7	Form of Indemnification Agreement for Officers and Directors of the Company.(11)
k.8	Indenture, dated as of March 16, 2011, by and between the Company and U.S. Bank National Association, as trustee relating to the 8.75% Convertible Note Due 2016.(12)
k.9	Form of 8.75% Convertible Note Due 2016 (included as part of Exhibit k.8).
k.10	Employment Agreement, dated February 29, 2012, by and among, Jay R. Bloom and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), the Company.(13)
k.11	Employment Agreement, dated February 29, 2012, by and among, Dean C. Kehler and Trimaran Advisors, L.L.C., and, solely as to the last three sentences of Section 1(a) and Section 2(d), the Company.(14)
k.12	Note Purchase Agreement, dated as of February 24, 2012, by and among the Company, Credit Suisse AG, Cayman Islands Branch, Credit Suisse Securities (USA) LLC, as arranger, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent, and KCAP Funding.(15)
k.13	Collateral Administration Agreement, dated as of February 24, 2012, by and among the Company, KCAP Funding, Credit Suisse AG, Cayman Islands Branch, The Bank of New York Mellon Trust Company, National Association, as collateral administrator and collateral agent.(16)
k.14	Purchase and Sale Agreement, dated February 29, 2012, by and among Kohlberg Capital Corporation (the “Company”), Commodore Holdings, L.L.C., Trimaran Advisors, L.L.C., HBK Caravelle, L.L.C., Trimaran Fund Management, L.L.C., Jay R. Bloom, and Dean C. Kehler.(17)
k.15	Escrow Agreement, dated February 29, 2012, by and among Commodore Holdings, L.L.C., Trimaran Fund Management, L.L.C., HBK Caravelle, L.L.C. and The Bank of New York Mellon, as escrow agent.(18)
l	Opinion of Sutherland Asbill & Brennan LLP, counsel to the Company.***
n.1	Consent of Grant Thornton LLP, Independent Registered Public Accounting Firm, with respect to report dated March 18, 2013, relating to KCAP Financial, Inc.*
n.2	Consent of Grant Thornton LLP, Independent Certified Public Accountants, with respect to report dated March 18, 2013, relating to Asset Manager Affiliates.*

Exhibit Number	Description
n.3	Consent of Grant Thornton LLP, Independent Certified Public Accountants, with respect to report dated May 18, 2013, relating to Katonah 2007-I CLO.*
n.4	Report of Grant Thornton LLP, Independent Registered Public Accounting Firm, with respect to the Senior Securities of KCAP Financial, Inc.***
r	Code of Ethics of the Company adopted under Rule 17j-1.(19)
99.1	Statement of Computation of Ratios of Earnings of Fixed Charges.*
99.2	Form of Common Stock Prospectus Supplement*
99.3	Form of Preferred Stock Prospectus Supplement*
99.4	Form of Warrants Prospectus Supplement*
99.5	Form of Debt Securities Prospectus Supplement*
99.6	Power of Attorney of John A. Ward, III*

*	Filed herewith.
**	To be filed by amendment.
***	Previously filed as an exhibit hereto.
(1)	Incorporated by reference to exhibit (a) included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(2)	Incorporated by reference to Exhibit 3.1of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(3)	Incorporated by reference to exhibit (d)(1) included in Pre-Effective Amendment No. 1 on Form N-2, as filed on October 6, 2006 (File No. 333-136714).
(4)	Incorporated by reference to exhibit (d)(2) included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(5)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).
(6)	Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on June 19, 2008 (File No. 814-00735).
(7)	Incorporated by reference to Exhibit 4.1 included in the Registration Statement on form S-8, as filed on July 28, 2011 (File No. 333-175838).
(8)	Incorporated by reference to exhibit (j) included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(9)	Incorporated by reference to exhibit (k)(5) included in Pre-Effective Amendment No. 2 on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(10)	Incorporated by reference to Exhibit 10.1of the Current Report on Form 8-K, as filed on June 5, 2012 (File No. 814-00735).
(11)	Incorporated by reference to exhibit (k)(11) included in Pre-Effective Amendment No. 3 on Form N-2, as filed on November 24, 2006 (File No. 333-136714).
(12)	Incorporated by reference to Exhibit 4.1of the Current Report on Form 8-K, as filed on March 16, 2011 (File No. 814-00735).
(13)	Incorporated by reference to Exhibit 10.3 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(14)	Incorporated by reference to Exhibit 10.4 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(15)	Incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(16)	Incorporated by reference to Exhibit 10.2 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(17)	Incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).
(18)	Incorporated by reference to Exhibit 2.2 of the Current Report on Form 8-K, as filed on March 1, 2012 (File No. 814-00735).

(19)	Incorporated by reference to the similarly lettered exhibit included in Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed on November 20, 2006 (File No. 333-136714).
(20)	Incorporated by reference to similarly lettered exhibit included in the Registration Statement in Form N-2, as filed on October 3, 2012 (file No. 333-183032).

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters will be contained in the accompanying prospectus supplement, if any.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by the Registrant in connection with an offering:

Amount
SEC registration fee	$34,100
FINRA filing fee	38,000
Accounting fees and expenses	100,000
Legal fees and expenses	100,000
Printing expenses	45,180
NASDAQ Listing Fee	40,000
Total	$357,280

The amounts set forth above, with the exception of the Securities and Exchange Commission fee, are in each case estimated. All of the expenses set forth above will be borne by the Registrant.

Item 28. Persons Controlled by or Under Common Control

The following table sets forth each of the Registrant’s direct and indirect subsidiaries, the state under whose laws the subsidiary is organized, and the percentage of voting securities or membership interests owned by the Registrant in such subsidiary.

Katonah Debt Advisors, L.L.C.(1)	Delaware
KCAP Funding	Cayman Islands
Kohlberg Capital Funding LLC(1)	Delaware
Katonah Management Holdings LLC(1)	Delaware
Katonah X Management LLC(1)(2)	Delaware
Katonah 2007-I Management LLC(1)(2)	Delaware
Katonah 2008-II Management LLC(1)(2)	Delaware
Commodore Holdings, L.L.C.(1)	Delaware
Trimaran Advisors, L.L.C.(1)(3)	Delaware

(1)	Represents a wholly-owned portfolio company that is not consolidated for financial reporting purposes.
(2)	A wholly-owned subsidiary of Katonah Management Holdings LLC.
(3)	A wholly-owned subsidiary of Commodore Holdings, L.L.C.

Item 29. Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common stock at May 15, 2013.

Title of Class	Number of Record Holders
Common Stock	16

Item 30. Indemnification

The information contained under the heading “Management — Limitation on Liability of Directors and Officers and Indemnification” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant carries liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $10 million.

Item 31. Business and Other Connections of Investment Adviser

Not applicable.

Item 32. Location of Accounts and Records

The Registrant maintains physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1)	The Registrant, 295 Madison Avenue, 6th Floor, New York, New York 10017;
(2)	The Custodian, U.S. Bank National Association, Corporate Trust Services, One Federal Street, 3rd Floor, Boston, MA 02110; and
(3)	The Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038.

Item 33. Management Services

Not applicable.

Item 34. Undertakings

(1)	We hereby undertake to suspend any offering of our common stock until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, our net asset value declines more than ten percent from our net asset value as of the effective date of this Registration Statement or (2) our net asset value increases to an amount greater than our net proceeds (if applicable) as stated in the prospectus.
(2)	We hereby undertake:
(a)	to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:
1.	to include any prospectus required by Section 10(a)(3) of the Securities Act;
2.	to reflect in the prospectus or prospectus supplement any facts or events after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement; and

3.	to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement.
(b)	for the purpose of determining any liability under the Securities Act, that each such post-effective amendment to this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.
(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.
(d)	for the purpose of determining liability under the Securities Act to any purchaser, that if we are subject to Rule 430C under the Securities Act, each prospectus filed pursuant to Rule 497(b), (c), (d) or (e) under the Securities Act as part of this Registration Statement relating to an offering shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness, provided, however, that no statement made in a registration statement or prospectus or prospectus supplement that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supercede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.
(e)	for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, regardless of the underwriting method used to sell such securities to the purchaser, that if the securities are offered or sold to such purchaser by means of any of the following communications, we will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:
1.	any preliminary prospectus or prospectus or prospectus supplement of us relating to the offering required to be filed pursuant to Rule 497 under the Securities Act;
2.	the portion of any advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about us or our securities provided by or on behalf of us; and
3.	any other communication that is an offer in the offering made by us to the purchaser.
(f)	to file a post-effective amendment to the registration statement, and to suspend any offers or sales pursuant to the registration statement until such post-effective amendment has been declared effective under the 1933 Act, in the event our shares of common stock are trading below our net asset value per share and either (i) we receive, or have been advised by our independent registered accounting firm that we will receive, an audit report reflecting substantial doubt regarding our ability to continue as a going concern or (ii) we have concluded that a fundamental change has occurred in our financial position or results of operations.
(g)	Insofar as indemnification for liability arising under the Securities Act may be permitted to our directors, officers and controlling persons, that we have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of us in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we undertake, unless in the opinion of our counsel the matter has been settled by controlling precedent, to submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and we will be governed by the final adjudication of such issue.

(3)	We hereby undertake that:
(a)	For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b) (1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this Registration Statement as of the time it was declared effective.
(b)	For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
(4)	We hereby undertake to not seek to sell shares under a prospectus supplement to the registration statement, or a post-effective amendment to the registration statement, of which the prospectus forms a part (the “current registration statement”) if the cumulative dilution to our net asset value (“NAV”) per share arising from offerings from the effective date of the current registration statement through and including any follow-on offering would exceed 15% based on the anticipated pricing of such follow-on offering. This limit would be measured separately for each offering pursuant to the current registration statement by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the anticipated percentage dilution from each subsequent offering. If we file a new post-effective amendment, the threshold would reset.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 23rd day of May, 2013.

KCAP FINANCIAL, INC.

By:	/s/ Dayl W. Pearson Name: Dayl W. Pearson Title: President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Dayl W. Pearson Dayl W. Pearson	President and Chief Executive Officer; Director (principal executive officer)	May 23, 2013
/s/ Edward U. Gilpin Edward U. Gilpin	Chief Financial Officer, Secretary and Treasurer (principal financial and accounting officer)	May 23, 2013
* Christopher Lacovara	Director	May 23, 2013
/s/ John A. Ward, III John A. Ward, III	Director	May 23, 2013
* C. Michael Jacobi	Director	May 23, 2013
* Albert G. Pastino	Director	May 23, 2013
* C. Turney Stevens, Jr.	Director	May 23, 2013
* Jay R. Bloom	Director	May 23, 2013
* Dean C. Kehler	Director	May 23, 2013

*	Signed by Edward V. Gilpin pursuant to a power of attorney executed by each individual on March 27, 2013